UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2017

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Investment Advisory Agreement Approval	34
Privacy Notice	36
Director and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,139.50	$1,020.43	$4.67	$4.41	0.88%
Active International Allocation Portfolio Class A	1,000.00	1,138.00	1,018.70	6.52	6.16	1.23
Active International Allocation Portfolio Class L	1,000.00	1,135.40	1,016.22	9.16	8.65	1.73
Active International Allocation Portfolio Class C	1,000.00	1,134.30	1,014.98	10.48	9.89	1.98

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (85.1%)
Australia (1.6%)
AGL Energy Ltd.	3,277	$64
Amcor Ltd.	8,621	107
AMP Ltd.	17,655	70
APA Group	5,706	40
Aristocrat Leisure Ltd.	2,915	51
ASX Ltd.	970	40
Aurizon Holdings Ltd.	9,802	40
AusNet Services	8,664	12
Australia & New Zealand Banking Group Ltd.	4,119	91
Bank of Queensland Ltd.	479	4
Bendigo & Adelaide Bank Ltd.	483	4
Brambles Ltd.	9,267	69
Caltex Australia Ltd.	1,079	26
Challenger Ltd.	2,816	29
CIMIC Group Ltd.	1,005	30
Coca-Cola Amatil Ltd.	5,995	43
Cochlear Ltd.	378	45
Commonwealth Bank of Australia	1,829	116
Computershare Ltd.	2,394	26
Crown Resorts Ltd.	4,413	42
CSL Ltd.	3,994	424
Dexus REIT	4,513	33
Domino's Pizza Enterprises Ltd. (a)	426	17
Flight Centre Travel Group Ltd. (a)	395	12
Goodman Group REIT	11,032	67
GPT Group REIT	8,295	31
Harvey Norman Holdings Ltd. (a)	5,459	16
Healthscope Ltd.	11,677	20
Incitec Pivot Ltd.	14,677	38
Insurance Australia Group Ltd.	15,712	82
James Hardie Industries PLC CDI	2,971	47
Lend Lease Group REIT	3,278	42
Macquarie Group Ltd.	2,234	152
Medibank Pvt Ltd.	16,038	34
Mirvac Group REIT	17,494	29
National Australia Bank Ltd.	3,199	73
Oil Search Ltd.	5,475	29
Orica Ltd.	2,516	40
Origin Energy Ltd. (b)	7,049	37
Platinum Asset Management Ltd. (a)	1,493	5
Qantas Airways Ltd.	2,491	11
QBE Insurance Group Ltd.	8,695	79
Ramsay Health Care Ltd.	749	42
REA Group Ltd.	256	13
Santos Ltd. (b)	6,408	15
Scentre Group REIT	41,367	129
Seek Ltd.	1,560	20
Sonic Healthcare Ltd.	3,890	72
South32 Ltd. (a)	36,886	76
Stockland REIT	34,975	118
Suncorp Group Ltd.	8,742	100
	Shares	Value (000)
Sydney Airport	5,220	$28
Tabcorp Holdings Ltd.	7,634	26
Tatts Group Ltd.	11,642	37
Telstra Corp., Ltd.	23,489	78
TPG Telecom Ltd. (a)	1,580	7
Transurban Group	7,638	70
Treasury Wine Estates Ltd.	3,572	36
Vicinity Centres REIT	15,652	31
Wesfarmers Ltd.	6,171	190
Westfield Corp. REIT	14,570	90
Westpac Banking Corp.	3,327	78
Woodside Petroleum Ltd.	3,084	71
Woolworths Ltd.	7,705	151
		3,745
Austria (0.1%)
Andritz AG	1,291	78
Erste Group Bank AG (b)	4,824	185
Raiffeisen Bank International AG (b)	1,805	45
		308
Belgium (1.1%)
Ageas	1,051	42
Anheuser-Busch InBev N.V.	14,587	1,611
Groupe Bruxelles Lambert SA	2,680	258
KBC Group N.V.	3,359	255
Proximus	277	10
Telenet Group Holding N.V. (b)	1,131	71
UCB SA	2,808	193
Umicore SA	1,133	79
		2,519
Brazil (0.4%)
Banco Bradesco SA (Preference)	16,200	138
BRF SA	11,400	135
Cia Energetica de Minas Gerais (Preference)	1	—	@
Itau Unibanco Holding SA (Preference)	12,910	143
Lojas Renner SA	17,800	147
Petroleo Brasileiro SA (b)	32,500	129
Petroleo Brasileiro SA (Preference) (b)	33,448	125
Raia Drogasil SA	7,400	157
		974
China (2.4%)
Alibaba Group Holding Ltd. ADR (a)(b)	15,700	2,212
Baidu, Inc. ADR (b)	3,800	680
JD.com, Inc. ADR (b)	6,500	255
Tencent Holdings Ltd. (c)	67,200	2,403
		5,550
Colombia (0.5%)
Bancolombia SA (Preference)	30,036	334
Cementos Argos SA	30,422	118
Ecopetrol SA	328,120	149
Grupo Argos SA	19,260	131
Grupo Aval Acciones y Valores SA (Preference)	232,000	96

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Colombia (cont'd)
Grupo de Inversiones Suramericana SA	22,272	$289
Interconexion Electrica SA ESP	25,506	112
		1,229
Czech Republic (1.1%)
CEZ AS	52,540	914
Komercni Banka AS	24,747	991
Moneta Money Bank AS (d)	131,874	442
O2 Czech Republic AS	20,158	239
		2,586
Denmark (2.0%)
AP Moller - Maersk A/S Series A	97	185
AP Moller - Maersk A/S Series B	431	867
Carlsberg A/S Series B	159	17
Danske Bank A/S	11,418	439
DSV A/S	12,372	760
ISS A/S	3,153	124
Novo Nordisk A/S Series B	44,123	1,890
Novozymes A/S Series B	3,185	139
TDC A/S	7,513	44
Vestas Wind Systems A/S	1,348	124
		4,589
Egypt (0.7%)
Commercial International Bank Egypt SAE	306,818	1,353
Global Telecom Holding SAE (b)	774,919	293
		1,646
Finland (1.2%)
Elisa Oyj	3,005	116
Kone Oyj, Class B	5,582	284
Metso Oyj	2,675	93
Neste Oyj	3,145	124
Nokia Oyj	110,241	674
Nokian Renkaat Oyj	573	24
Orion Oyj, Class B	2,195	140
Sampo Oyj, Class A	7,025	360
Stora Enso Oyj, Class R	17,162	222
UPM-Kymmene Oyj	14,785	421
Wartsila Oyj	4,482	265
		2,723
France (8.7%)
Accor SA	4,602	216
Aeroports de Paris (ADP)	999	161
Air Liquide SA	4,497	556
Airbus SE	6,995	575
Atos SE	1,887	265
AXA SA	28,494	779
BNP Paribas SA	16,155	1,164
Capgemini SE	4,960	513
Carrefour SA	7,927	201
Casino Guichard Perrachon SA	932	55
Christian Dior SE (a)	548	157
	Shares	Value (000)
Cie de Saint-Gobain	9,069	$485
Cie Generale des Etablissements Michelin	3,015	401
CNP Assurances	1,932	43
Credit Agricole SA	15,218	245
Danone SA	10,200	767
Dassault Systemes SE	3,533	317
Eiffage SA	298	27
Electricite de France SA	7,256	79
Engie SA	40,095	605
Essilor International SA	2,232	284
Eurazeo SA	341	26
Eutelsat Communications SA	1,721	44
Fonciere Des Regions REIT	804	75
Gecina SA REIT	697	109
Groupe Eurotunnel SE	5,557	59
Hermes International	142	70
ICADE REIT	802	67
Iliad SA	639	151
Imerys SA	654	57
Kering	687	234
Klepierre REIT	3,077	126
L'Oreal SA	2,311	481
Lagardere SCA	1,270	40
Legrand SA	3,229	226
LVMH Moet Hennessy Louis Vuitton SE	2,234	557
Natixis SA	6,801	46
Orange SA	21,557	342
Pernod Ricard SA (a)	2,373	318
Peugeot SA	5,886	117
Publicis Groupe SA	2,045	153
Remy Cointreau SA	269	31
Renault SA	2,472	224
Safran SA	9,103	834
Sanofi	20,368	1,948
SES SA	4,287	100
SFR Group SA (b)	1,285	43
Societe BIC SA	413	49
Societe Generale SA	12,016	646
Sodexo SA	855	111
STMicroelectronics N.V. (a)	15,377	221
Suez	8,388	155
Thales SA	4,515	486
Total SA	34,884	1,725
Unibail-Rodamco SE REIT (a)	1,520	383
Valeo SA	7,504	506
Veolia Environnement SA	10,809	228
Vinci SA	11,211	957
Vivendi SA	4,595	102
		19,942
Germany (9.6%)
Adidas AG	3,347	641
Allianz SE (Registered)	8,904	1,753

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
Axel Springer SE	377	$23
BASF SE	14,918	1,382
Bayer AG (Registered)	20,450	2,644
Bayerische Motoren Werke AG	4,266	396
Bayerische Motoren Werke AG (Preference)	579	48
Beiersdorf AG	1,535	161
Brenntag AG	1,510	87
Commerzbank AG (b)	16,137	192
Continental AG	2,374	512
Covestro AG (d)	996	72
Daimler AG (Registered)	12,470	903
Deutsche Bank AG (Registered)	21,127	375
Deutsche Boerse AG	4,013	424
Deutsche Post AG (Registered)	14,407	540
Deutsche Telekom AG (Registered)	61,460	1,103
Deutsche Wohnen AG	6,540	250
E.ON SE	36,069	340
Evonik Industries AG	800	26
Fraport AG Frankfurt Airport Services Worldwide	453	40
Fresenius Medical Care AG & Co., KGaA	6,022	579
Fresenius SE & Co., KGaA	496	43
GEA Group AG	6,574	269
Hannover Rueck SE (Registered)	799	96
HeidelbergCement AG	3,654	353
Henkel AG & Co., KGaA	593	72
Henkel AG & Co., KGaA (Preference)	3,408	469
Hochtief AG	204	37
Hugo Boss AG	357	25
Infineon Technologies AG	33,843	714
K&S AG (Registered)	225	6
Kabel Deutschland Holding AG	577	76
Lanxess AG	422	32
Linde AG	1,525	289
MAN SE	193	21
Merck KGaA	3,052	369
Metro AG	5,638	190
Muenchener Rueckversicherungs AG (Registered)	2,162	436
Porsche Automobil Holding SE (Preference)	1,949	109
ProSiebenSat.1 Media SE (Registered)	4,208	176
QIAGEN N.V. (b)	6,763	225
RTL Group SA (b)	1,147	87
RWE AG (b)	12,263	244
SAP SE	25,580	2,672
Siemens AG (Registered)	10,929	1,502
Symrise AG	205	14
Telefonica Deutschland Holding AG	4,483	22
ThyssenKrupp AG	5,838	166
Uniper SE	3,610	68
United Internet AG (Registered)	6,643	365
Vonovia SE	8,829	351
Zalando SE (b)(d)	420	19
		22,008
	Shares	Value (000)
Hong Kong (2.0%)
AIA Group Ltd.	122,800	$897
Bank of East Asia Ltd. (The)	14,205	61
BOC Hong Kong Holdings Ltd.	40,500	194
Cheung Kong Property Holdings Ltd.	29,000	227
CK Hutchison Holdings Ltd.	29,000	364
CK Infrastructure Holdings Ltd.	7,000	59
CLP Holdings Ltd.	19,000	201
First Pacific Co., Ltd.	8,000	6
Galaxy Entertainment Group Ltd.	25,000	152
Hang Lung Group Ltd.	3,000	12
Hang Lung Properties Ltd.	26,000	65
Hang Seng Bank Ltd.	8,200	172
Henderson Land Development Co., Ltd.	15,400	86
HK Electric Investments & HK Electric Investments Ltd. (a)(d)	29,500	27
HKT Trust & HKT Ltd.	29,000	38
Hong Kong & China Gas Co., Ltd.	89,430	168
Hong Kong Exchanges & Clearing Ltd.	12,828	332
Hongkong Land Holdings Ltd.	8,400	62
Hysan Development Co., Ltd.	7,000	33
Jardine Matheson Holdings Ltd.	700	45
Kerry Properties Ltd.	2,000	7
Li & Fung Ltd. (a)	66,000	24
Link REIT	23,500	179
MGM China Holdings Ltd. (a)	3,200	7
MTR Corp., Ltd.	16,325	92
New World Development Co., Ltd.	65,163	83
NWS Holdings Ltd.	14,000	28
PCCW Ltd.	50,764	29
Power Assets Holdings Ltd.	14,500	128
Sands China Ltd.	26,000	119
Sino Land Co., Ltd.	35,708	59
SJM Holdings Ltd.	6,000	6
Sun Hung Kai Properties Ltd.	17,000	250
Swire Pacific Ltd., Class A	6,500	63
Swire Properties Ltd.	13,400	44
Techtronic Industries Co., Ltd.	15,000	69
WH Group Ltd. (d)	46,000	46
Wharf Holdings Ltd. (The)	16,000	133
Wheelock & Co., Ltd.	10,000	75
Wynn Macau Ltd.	4,800	11
Yue Yuen Industrial Holdings Ltd.	8,500	35
		4,688
India (0.5%)
Ashok Leyland Ltd.	96,514	140
Bharat Financial Inclusion Ltd. (b)	10,370	116
Bharat Petroleum Corp., Ltd.	11,282	112
HDFC Bank Ltd. ADR	1,500	131
IndusInd Bank Ltd.	5,859	134
Marico Ltd.	26,354	128
Maruti Suzuki India Ltd.	1,229	137
Shree Cement Ltd.	419	110

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
India (cont'd)
Zee Entertainment Enterprises Ltd.	15,713	$119
		1,127
Indonesia (2.5%)
Adaro Energy Tbk PT	764,700	91
Astra International Tbk PT	1,008,100	675
Bank Central Asia Tbk PT	620,500	845
Bank Mandiri Persero Tbk PT	473,500	453
Bank Negara Indonesia Persero Tbk PT	416,800	206
Bank Rakyat Indonesia Persero Tbk PT	558,400	639
Charoen Pokphand Indonesia Tbk PT	406,700	97
Gudang Garam Tbk PT	26,500	156
Hanjaya Mandala Sampoerna Tbk PT	491,700	142
Indocement Tunggal Prakarsa Tbk PT	89,000	123
Indofood Sukses Makmur Tbk PT	247,000	159
Kalbe Farma Tbk PT	1,161,400	142
Lippo Karawaci Tbk PT	1,281,000	64
Matahari Department Store Tbk PT	138,300	147
Perusahaan Gas Negara Persero Tbk	585,800	99
Semen Indonesia Persero Tbk PT	168,500	127
Summarecon Agung Tbk PT	642,700	62
Surya Citra Media Tbk PT	367,000	71
Telekomunikasi Indonesia Persero Tbk PT	2,542,800	862
Unilever Indonesia Tbk PT	80,300	294
United Tractors Tbk PT	90,400	186
		5,640
Ireland (0.7%)
Bank of Ireland (b)	421,333	111
CRH PLC	27,786	983
Kerry Group PLC, Class A	2,429	209
Ryanair Holdings PLC ADR (b)	2,877	309
		1,612
Israel (0.0%)
Mobileye N.V. (b)	1,640	103
Italy (1.0%)
Assicurazioni Generali SpA	22,451	369
CNH Industrial N.V.	8,288	94
Eni SpA	20,068	302
Fiat Chrysler Automobiles N.V. (b)	16,815	177
Intesa Sanpaolo SpA	127,982	403
Leonardo SpA	3,196	53
Mediobanca SpA	9,183	91
Prysmian SpA	9,708	286
Tenaris SA	10,797	168
UniCredit SpA (b)	22,477	420
		2,363
Japan (18.5%)
ABC-Mart, Inc.	300	18
Acom Co., Ltd. (b)	8,000	36
Aeon Co., Ltd.	11,600	176
AEON Financial Service Co., Ltd.	1,900	40
Aeon Mall Co., Ltd.	600	12
	Shares	Value (000)
Aisin Seiki Co., Ltd.	100	$5
Ajinomoto Co., Inc.	9,000	194
Alfresa Holdings Corp.	200	4
Amada Holdings Co., Ltd.	3,600	42
ANA Holdings, Inc.	50,000	174
Aozora Bank Ltd.	1,000	4
Asahi Glass Co., Ltd.	1,660	70
Asahi Group Holdings Ltd.	5,900	222
Asahi Kasei Corp.	13,000	140
Asics Corp.	2,100	39
Astellas Pharma, Inc.	34,200	418
Bandai Namco Holdings, Inc.	4,100	140
Bank of Kyoto Ltd. (The)	7,000	66
Benesse Holdings, Inc.	454	17
Bridgestone Corp.	9,700	417
Brother Industries Ltd.	4,800	111
Canon, Inc.	11,104	377
Casio Computer Co., Ltd.	2,400	37
Central Japan Railway Co.	2,192	357
Chiba Bank Ltd. (The)	12,000	87
Chubu Electric Power Co., Inc.	4,100	54
Chugai Pharmaceutical Co., Ltd.	3,000	112
Chugoku Bank Ltd. (The)	1,600	24
Concordia Financial Group Ltd.	42,100	212
Credit Saison Co., Ltd.	4,100	80
Dai Nippon Printing Co., Ltd.	3,100	34
Dai-ichi Life Holdings, Inc.	17,900	322
Daicel Corp.	300	4
Daiichi Sankyo Co., Ltd.	11,500	271
Daikin Industries Ltd.	4,200	428
Daito Trust Construction Co., Ltd.	1,156	180
Daiwa House Industry Co., Ltd.	8,100	276
Daiwa Securities Group, Inc.	32,000	189
Denso Corp.	9,050	382
Dentsu, Inc.	3,000	143
Don Quijote Holdings Co., Ltd.	2,700	102
East Japan Railway Co.	5,300	506
Eisai Co., Ltd.	4,400	243
Electric Power Development Co., Ltd.	100	2
FANUC Corp.	3,650	703
Fast Retailing Co., Ltd.	900	299
Fuji Electric Co., Ltd.	5,000	26
FUJIFILM Holdings Corp.	9,800	352
Fujitsu Ltd.	31,200	230
Fukuoka Financial Group, Inc.	15,000	71
Hachijuni Bank Ltd. (The)	3,900	25
Hakuhodo DY Holdings, Inc.	4,400	58
Hamamatsu Photonics KK	3,300	101
Hankyu Hanshin Holdings, Inc.	1,300	47
Hikari Tsushin, Inc.	100	10
Hino Motors Ltd.	3,600	40
Hirose Electric Co., Ltd.	300	43
Hisamitsu Pharmaceutical Co., Inc.	400	19

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Hitachi Construction Machinery Co., Ltd.	3,300	$82
Hitachi Ltd.	105,000	644
Hitachi Metals Ltd.	200	3
Honda Motor Co., Ltd.	18,713	510
Hoshino Resorts, Inc. REIT	4	21
Hoshizaki Corp.	200	18
Hoya Corp.	8,800	456
Hulic Co., Ltd.	300	3
IHI Corp. (b)	22,530	77
Inpex Corp.	11,900	114
Isetan Mitsukoshi Holdings Ltd.	8,600	86
Isuzu Motors Ltd.	8,100	100
Ito En Ltd.	2,100	77
ITOCHU Corp.	21,951	326
J Front Retailing Co., Ltd.	2,600	40
Japan Airlines Co., Ltd.	1,400	43
Japan Exchange Group, Inc.	12,200	221
Japan Hotel REIT Investment Corp. REIT	52	37
Japan Post Bank Co., Ltd.	5,200	66
Japan Post Holdings Co., Ltd.	3,000	37
Japan Prime Realty Investment Corp. REIT	7	24
Japan Real Estate Investment Corp. REIT	16	80
Japan Retail Fund Investment Corp. REIT	30	55
Japan Tobacco, Inc.	18,000	632
JFE Holdings, Inc.	7,100	123
JGC Corp.	11,146	181
JSR Corp.	908	16
JTEKT Corp.	500	7
JXTG Holdings, Inc.	45,846	200
Kajima Corp.	34,000	287
Kakaku.com, Inc.	2,300	33
Kansai Electric Power Co., Inc. (The)	5,800	80
Kansai Paint Co., Ltd.	3,200	74
Kao Corp.	9,800	581
Kawasaki Heavy Industries Ltd.	23,500	69
KDDI Corp.	13,600	360
Keihan Holdings Co., Ltd.	1,000	6
Keikyu Corp.	3,000	36
Keio Corp.	3,000	25
Keyence Corp.	1,800	790
Kinden Corp.	3,900	63
Kintetsu Group Holdings Co., Ltd.	11,750	45
Kirin Holdings Co., Ltd.	12,800	260
Kobe Steel Ltd. (b)	900	9
Koito Manufacturing Co., Ltd.	100	5
Komatsu Ltd.	15,100	383
Konica Minolta, Inc.	8,430	70
Kose Corp.	1,100	120
Kubota Corp.	600	10
Kuraray Co., Ltd.	6,956	126
Kurita Water Industries Ltd.	2,200	60
Kyocera Corp.	5,700	330
	Shares	Value (000)
Kyowa Exeo Corp.	2,500	$42
Kyowa Hakko Kirin Co., Ltd.	4,100	76
Kyushu Electric Power Co., Inc.	2,600	32
Lawson, Inc.	1,800	126
LIXIL Group Corp.	4,062	101
M3, Inc.	100	3
Mabuchi Motor Co., Ltd.	1,000	50
Makita Corp.	2,800	103
Marubeni Corp.	26,250	169
Marui Group Co., Ltd.	2,100	31
Maruichi Steel Tube Ltd.	100	3
Mazda Motor Corp.	7,100	99
Mebuki Financial Group, Inc.	23,400	87
Medipal Holdings Corp.	200	4
MEIJI Holdings Co., Ltd.	1,500	121
Minebea Mitsumi, Inc.	3,000	48
Miraca Holdings, Inc.	1,800	81
Mitsubishi Chemical Holdings Corp.	19,700	163
Mitsubishi Corp.	24,300	509
Mitsubishi Electric Corp.	38,552	554
Mitsubishi Estate Co., Ltd.	20,800	387
Mitsubishi Heavy Industries Ltd.	56,550	231
Mitsubishi Materials Corp.	1,700	51
Mitsubishi Motors Corp. (a)	8,500	56
Mitsubishi Tanabe Pharma Corp.	1,500	35
Mitsubishi UFJ Financial Group, Inc. (See Note G)	92,506	621
Mitsui & Co., Ltd.	18,300	261
Mitsui Fudosan Co., Ltd.	16,000	381
Mitsui OSK Lines Ltd.	3,000	9
Mizuho Financial Group, Inc.	396,000	723
MS&AD Insurance Group Holdings, Inc.	3,960	133
Murata Manufacturing Co., Ltd.	2,900	440
Nabtesco Corp.	1,200	35
Nagoya Railroad Co., Ltd.	1,000	5
NEC Corp.	17,900	47
Nexon Co., Ltd. (b)	3,500	69
NGK Insulators Ltd.	2,860	57
NGK Spark Plug Co., Ltd.	3,759	80
NH Foods Ltd.	2,000	61
Nidec Corp.	4,800	491
Nikon Corp.	6,900	110
Nintendo Co., Ltd.	1,208	405
Nippon Building Fund, Inc. REIT	18	92
Nippon Express Co., Ltd.	5,300	33
Nippon Paint Holdings Co., Ltd. (a)	2,000	76
Nippon Prologis, Inc. REIT	12	26
Nippon Steel & Sumitomo Metal Corp.	6,900	156
Nippon Telegraph & Telephone Corp.	13,900	656
Nippon Television Holdings, Inc.	3,900	65
Nippon Yusen KK (b)	10,015	19
Nissan Motor Co., Ltd.	32,305	321
Nissin Foods Holdings Co., Ltd.	100	6
Nitori Holdings Co., Ltd.	1,400	187

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Nitto Denko Corp.	2,100	$173
Nomura Holdings, Inc.	67,250	403
Nomura Real Estate Master Fund, Inc. REIT	28	38
Nomura Research Institute Ltd.	100	4
NSK Ltd.	5,553	69
NTT Data Corp.	6,500	72
NTT DoCoMo, Inc.	14,000	330
Obayashi Corp.	15,971	188
Obic Co., Ltd.	1,300	80
Odakyu Electric Railway Co., Ltd.	9,000	181
Oji Holdings Corp.	1,000	5
Olympus Corp.	200	7
Omron Corp.	4,404	191
Ono Pharmaceutical Co., Ltd.	5,900	129
Oriental Land Co., Ltd.	3,700	250
ORIX Corp.	24,660	381
Osaka Gas Co., Ltd.	45,600	186
Otsuka Holdings Co., Ltd.	6,400	273
Panasonic Corp.	19,100	259
Rakuten, Inc.	14,700	173
Recruit Holdings Co., Ltd.	20,100	345
Resona Holdings, Inc.	21,400	118
Ricoh Co., Ltd.	400	4
Rohm Co., Ltd.	1,005	77
Santen Pharmaceutical Co., Ltd.	6,200	84
SBI Holdings, Inc.	4,100	55
Secom Co., Ltd.	4,085	310
Sega Sammy Holdings, Inc.	2,300	31
Seibu Holdings, Inc.	4,200	78
Seiko Epson Corp.	2,400	53
Sekisui Chemical Co., Ltd.	5,472	98
Sekisui House Ltd.	18,146	319
Seven & I Holdings Co., Ltd.	11,400	469
Seven Bank Ltd.	800	3
Shimamura Co., Ltd.	100	12
Shimano, Inc.	1,750	277
Shimizu Corp.	13,000	138
Shin-Etsu Chemical Co., Ltd.	4,593	416
Shionogi & Co., Ltd.	6,500	362
Shiseido Co., Ltd.	6,600	234
Shizuoka Bank Ltd. (The)	12,000	108
SMC Corp.	905	275
SoftBank Group Corp.	11,200	906
Sojitz Corp.	50,300	123
Sompo Holdings, Inc.	2,900	112
Sony Corp.	11,693	446
Subaru Corp.	5,500	185
Sumitomo Chemical Co., Ltd.	4,600	26
Sumitomo Corp.	18,000	234
Sumitomo Electric Industries Ltd.	12,600	194
Sumitomo Heavy Industries Ltd.	2,000	13
Sumitomo Metal Mining Co., Ltd.	5,300	71
	Shares	Value (000)
Sumitomo Mitsui Financial Group, Inc.	19,700	$767
Sumitomo Mitsui Trust Holdings, Inc.	5,916	211
Sumitomo Realty & Development Co., Ltd.	6,500	200
Suruga Bank Ltd.	3,500	85
Suzuken Co., Ltd.	1,400	46
Suzuki Motor Corp.	3,100	147
Sysmex Corp.	1,600	95
T&D Holdings, Inc.	4,900	74
Taiheiyo Cement Corp.	18,000	65
Taisei Corp.	39,000	356
Takashimaya Co., Ltd.	3,000	29
Takeda Pharmaceutical Co., Ltd.	11,000	558
TDK Corp.	1,652	109
Teijin Ltd.	221	4
Terumo Corp.	6,100	240
THK Co., Ltd.	3,100	88
Tobu Railway Co., Ltd.	34,900	190
Toho Co., Ltd.	3,500	108
Tohoku Electric Power Co., Inc.	3,900	54
Tokio Marine Holdings, Inc.	8,920	369
Tokyo Electron Ltd.	1,400	189
Tokyo Gas Co., Ltd.	44,600	232
Tokyu Corp.	12,400	94
Tokyu Fudosan Holdings Corp.	3,600	21
Toppan Printing Co., Ltd.	3,600	39
Toray Industries, Inc.	20,300	170
TOTO Ltd.	2,100	80
Toyo Suisan Kaisha Ltd.	2,200	84
Toyota Industries Corp.	750	39
Toyota Motor Corp.	25,255	1,323
Toyota Tsusho Corp.	200	6
Trend Micro, Inc.	900	46
Unicharm Corp.	7,600	191
United Urban Investment Corp. REIT	22	31
USS Co., Ltd.	4,300	85
West Japan Railway Co.	442	31
Yahoo! Japan Corp.	28,600	124
Yakult Honsha Co., Ltd.	1,900	129
Yamada Denki Co., Ltd. (a)	22,000	109
Yamaha Corp.	2,400	83
Yamaha Motor Co., Ltd.	3,000	77
Yamato Holdings Co., Ltd.	5,535	112
Yaskawa Electric Corp.	2,800	59
		42,336
Korea, Republic of (0.1%)
NAVER Corp.	267	196
Malta (0.0%)
BGP Holdings PLC (b)(e)(f)	72,261	1
Netherlands (3.4%)
ABN AMRO Group N.V. CVA (d)	250	7
Aegon N.V.	29,744	152
Altice N.V., Class A (b)	3,200	74

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Netherlands (cont'd)
Altice N.V., Class B (b)	1,070	$25
ASML Holding N.V.	9,811	1,278
Gemalto N.V.	2,555	153
Heineken Holding N.V.	132	12
Heineken N.V.	3,371	328
ING Groep N.V.	62,309	1,075
Koninklijke Ahold Delhaize N.V.	13,210	252
Koninklijke DSM N.V.	2,602	189
Koninklijke KPN N.V.	67,724	217
Koninklijke Philips N.V.	23,791	845
Randstad Holding N.V.	8,542	499
RELX N.V.	26,469	544
Unilever N.V. CVA	28,028	1,547
Wolters Kluwer N.V.	11,696	495
		7,692
Norway (0.2%)
DNB ASA	15,071	257
Marine Harvest ASA (b)	12,579	215
		472
Peru (0.6%)
Cia de Minas Buenaventura SA ADR	15,000	172
Credicorp Ltd.	5,300	951
Southern Copper Corp.	6,700	232
		1,355
Philippines (1.9%)
Aboitiz Equity Ventures, Inc.	163,160	246
Aboitiz Power Corp.	110,900	86
Ayala Corp.	20,800	350
Ayala Land, Inc.	620,900	489
Bank of the Philippine Islands	66,200	137
BDO Unibank, Inc.	165,212	406
DMCI Holdings, Inc.	352,600	99
Energy Development Corp.	826,900	99
Globe Telecom, Inc.	2,930	119
GT Capital Holdings, Inc.	6,760	162
International Container Terminal Services, Inc.	44,790	87
JG Summit Holdings, Inc.	236,940	380
Jollibee Foods Corp.	35,680	144
Metro Pacific Investments Corp.	1,280,900	162
PLDT, Inc.	8,005	285
SM Investments Corp.	20,210	322
SM Prime Holdings, Inc.	670,300	438
Universal Robina Corp.	70,800	229
		4,240
Portugal (0.2%)
EDP - Energias de Portugal SA	33,841	110
Galp Energia SGPS SA	15,107	229
		339
Spain (3.4%)
Abertis Infraestructuras SA	4,176	77
ACS Actividades de Construccion y Servicios SA	7,748	299
	Shares	Value (000)
Aena SA (d)	1,486	$290
Amadeus IT Group SA, Class A	14,746	882
Banco Bilbao Vizcaya Argentaria SA	132,117	1,096
Banco de Sabadell SA	87,306	177
Banco Santander SA	227,951	1,508
Bankia SA	1,010	5
Bankinter SA (a)	10,989	101
CaixaBank SA	83,829	400
Distribuidora Internacional de Alimentacion SA (a)	15,242	95
Endesa SA (a)	16,926	390
Ferrovial SA	14,112	313
Grifols SA	8,248	230
Industria de Diseno Textil SA	24,017	922
Mapfre SA	4,939	17
Red Electrica Corp., SA (a)	20,742	433
Repsol SA	14,739	226
Telefonica SA	19,427	201
Zardoya Otis SA	6,046	63
		7,725
Sweden (2.8%)
Boliden AB	317	9
Electrolux AB, Class B	40,350	1,322
Elekta AB, Class B	5,951	56
Essity AB, Class B (b)	13,601	372
Getinge AB, Class B	5,486	107
Hennes & Mauritz AB, Class B	10,858	271
Hexagon AB, Class B	8,941	425
Husqvarna AB, Class B	28,002	278
Investor AB, Class B	11,261	543
Lundin Petroleum AB (b)	3,215	62
Nordea Bank AB	46,960	598
Saab AB	1,565	77
Skandinaviska Enskilda Banken AB, Class A	28,790	348
Skanska AB, Class B	8,209	195
Svenska Cellulosa AB SCA, Class B	13,601	103
Svenska Handelsbanken AB, Class A	20,233	290
Swedbank AB, Class A	12,679	309
Swedish Match AB	5,056	178
Tele2 AB, Class B	431	4
Telefonaktiebolaget LM Ericsson, Class B	67,972	486
Telia Co AB	32,120	148
Volvo AB, Class B	18,554	316
		6,497
Switzerland (6.4%)
Actelion Ltd. (Registered) (b)	2,205	616
Adecco Group AG (Registered)	7,083	538
Baloise Holding AG (Registered)	913	141
Cie Financiere Richemont SA (Registered)	5,319	438
Geberit AG (Registered)	1,086	506
Givaudan SA (Registered)	122	244
Idorsia Ltd. (b)	2,205	42
Julius Baer Group Ltd. (b)	3,275	172
LafargeHolcim Ltd. (Registered) (b)	3,101	178

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Switzerland (cont'd)
LafargeHolcim Ltd. (Registered) (b)	9,623	$551
Lonza Group AG (Registered) (b)	1,365	295
Nestle SA (Registered)	53,745	4,677
Novartis AG (Registered)	42,763	3,559
Partners Group Holding AG	198	123
Schindler Holding AG	481	102
SGS SA (Registered)	18	44
Sonova Holding AG (Registered) (a)	661	107
Swiss Life Holding AG (Registered) (b)	1,023	345
UBS Group AG (Registered) (b)	72,670	1,231
Vifor Pharma AG	80	9
Zurich Insurance Group AG	2,398	698
		14,616
Taiwan (1.0%)
Taiwan Semiconductor Manufacturing Co., Ltd.	341,000	2,337
Thailand (1.1%)
Advanced Info Service PCL (Foreign)	26,900	141
Airports of Thailand PCL (Foreign)	123,000	171
Bangkok Dusit Medical Services PCL (Foreign)	120,300	68
Bangkok Expressway & Metro PCL (Foreign)	212,600	47
Bumrungrad Hospital PCL (Foreign)	10,100	51
Central Pattana PCL (Foreign)	42,800	87
Charoen Pokphand Foods PCL (Foreign)	76,100	56
CP ALL PCL (Foreign)	131,200	242
Delta Electronics Thailand PCL (Foreign)	21,100	54
Home Product Center PCL (Foreign)	161,400	46
Indorama Ventures PCL (Foreign)	45,100	50
IRPC PCL (Foreign)	369,500	58
Kasikornbank PCL (Foreign)	45,500	266
Krung Thai Bank PCL (Foreign)	132,300	73
Minor International PCL (Foreign)	58,600	69
PTT Exploration & Production PCL (Foreign)	44,700	113
PTT Global Chemical PCL (Foreign)	59,400	120
PTT PCL (Foreign)	26,400	287
Siam Cement PCL (The) (Foreign)	11,500	171
Siam Commercial Bank PCL (The) (Foreign)	46,700	214
Thai Oil PCL (Foreign)	30,800	72
True Corp. PCL (Foreign) (b)	261,300	48
		2,504
United Kingdom (9.4%)
3i Group PLC	7,590	89
Admiral Group PLC	1,588	41
Anglo American PLC (b)	20,020	267
Antofagasta PLC (a)	2,540	26
Associated British Foods PLC	676	26
AstraZeneca PLC	19,311	1,292
Aviva PLC	57,083	391
Babcock International Group PLC	4,169	48
BAE Systems PLC	130,645	1,078
Barratt Developments PLC	19,177	141
British American Tobacco PLC	23,509	1,603
	Shares	Value (000)
Bunzl PLC	5,004	$149
Burberry Group PLC	4,157	90
Carnival PLC	2,846	188
Centrica PLC	69,318	181
Coca-Cola HBC AG (b)	503	15
Compass Group PLC	29,519	623
CYBG PLC CDI (b)	7,987	29
DCC PLC	505	46
Diageo PLC	27,352	808
Fresnillo PLC	1,397	27
GKN PLC	28,664	122
GlaxoSmithKline PLC	74,410	1,585
Glencore PLC (b)	189,340	708
Hargreaves Lansdown PLC	1,234	21
IMI PLC	2,247	35
Imperial Brands PLC	12,782	574
Indivior PLC	10,100	41
Inmarsat PLC	793	8
InterContinental Hotels Group PLC	3,899	217
Intertek Group PLC	1,914	105
Investec PLC	5,043	38
ITV PLC	5,540	13
J Sainsbury PLC	18,966	62
Johnson Matthey PLC	2,526	94
Legal & General Group PLC	55,584	187
Lonmin PLC (b)	23	—	@
Melrose Industries PLC	311	1
Merlin Entertainments PLC (d)	1,309	8
Mondi PLC	676	18
National Grid PLC	17,208	213
Next PLC	2,193	110
Old Mutual PLC	42,304	107
Pearson PLC	11,921	107
Persimmon PLC	5,527	161
Prudential PLC	28,844	662
Reckitt Benckiser Group PLC	8,470	859
RELX PLC	20,956	453
Rolls-Royce Holdings PLC (b)	22,206	258
Royal Dutch Shell PLC, Class A	58,320	1,546
Royal Dutch Shell PLC, Class B	42,858	1,151
RSA Insurance Group PLC	6,288	50
Sage Group PLC (The)	26,348	236
Schroders PLC	1,066	43
Segro PLC REIT	5,885	37
Severn Trent PLC	1,201	34
Shire PLC	14,916	823
Sky PLC	24,778	321
Smith & Nephew PLC	35,901	620
SSE PLC	4,912	93
Standard Life PLC	14,018	73
Tate & Lyle PLC	870	8
Taylor Wimpey PLC	62,655	144
TechnipFMC PLC (b)	3,806	103

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Travis Perkins PLC	460	$9
TUI AG	7,047	103
Unilever PLC	22,013	1,191
United Utilities Group PLC	3,447	39
Whitbread PLC	3,377	174
WM Morrison Supermarkets PLC	4,346	14
Wolseley PLC	3,404	209
WPP PLC	29,173	613
		21,559
Total Common Stocks (Cost $153,047)		195,221
	No. of Rights
Right (0.0%)
Spain (0.0%)
ACS Actividades de Construccion y Servicios SA (b) (Cost $6)	7,748	6
	Shares
Short-Term Investments (14.2%)
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	1,282,939	1,283
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $156; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $159)	$156	156
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $142; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $145)	142	142
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $102; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $104)	102	102
		400
Total Securities held as Collateral on Loaned Securities (Cost $1,683)		1,683
	Shares	Value (000)
Investment Company (13.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $30,920)	30,920,229	$30,920
Total Short-Term Investments (Cost $32,603)		32,603
Total Investments (99.3%) (Cost $185,656) Including $4,497 of Securities Loaned (g)(h)		227,830
Other Assets in Excess of Liabilities (0.7%)		1,519
Net Assets (100.0%)		$229,349

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at June 30, 2017.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Security has been deemed illiquid at June 30, 2017.

(f)  At June 30, 2017, the Fund held a fair valued security valued at approximately $1,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.

(h)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $47,736,000 and the aggregate gross unrealized depreciation is approximately $5,562,000, resulting in net unrealized appreciation of approximately $42,174,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	JPY	283,009		$2,545	8/10/17	$25
Goldman Sachs International		$7,706	INR	501,353	8/10/17	15
JPMorgan Chase Bank NA		$2,393	BRL	7,681	8/10/17	(92)
JPMorgan Chase Bank NA		$4,160	MXN	75,956	8/10/17	2
JPMorgan Chase Bank NA		$4,240	PLN	16,186	8/10/17	127
State Street Bank and Trust Co.		$4,627	EUR	4,147	8/10/17	118
						$195

Futures Contracts:

The Fund had the following futures contracts open at June 30, 2017:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Bovespa Index (Brazil)	120	$2,304	Aug-17	$33
Dax Index (Germany)	4	1,407	Sep-17	(51)
FTSE MIB Index (Italy)	9	1,053	Sep-17	(25)
IBEX 35 Index (Spain)	18	2,139	Jul-17	(83)
MEX BOLSA Index (Mexico)	182	5,047	Sep-17	83
MSCI Emerging Market E Mini (United States)	154	7,764	Sep-17	(25)
SGX NIFTY 50 (India)	423	8,053	Jul-17	(27)
WIG20 Index (Poland)	431	5,320	Sep-17	12
				$(83)

BRL  —  Brazilian Real

EUR  —  Euro

INR  —  Indian Rupee

JPY  —  Japanese Yen

MXN  —  Mexican Peso

PLN  —  Polish Zloty

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	69.2%
Short-Term Investment	13.7
Banks	9.9
Pharmaceuticals	7.2
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $33,087,000 with net unrealized depreciation of approximately $83,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $195,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Active International Allocation Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $152,432)	$195,006
Investment in Security of Affiliated Issuer, at Value (Cost $33,224)	32,824
Total Investments in Securities, at Value (Cost $185,656)	227,830
Foreign Currency, at Value (Cost $569)	547
Receivable for Variation Margin on Futures Contracts	2,513
Tax Reclaim Receivable	344
Dividends Receivable	343
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	287
Receivable for Fund Shares Sold	79
Receivable from Affiliate	18
Receivable for Investments Sold	10
Other Assets	83
Total Assets	232,054
Liabilities:
Collateral on Securities Loaned, at Value	1,683
Payable for Fund Shares Redeemed	371
Payable for Advisory Fees	336
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	92
Payable for Sub Transfer Agency Fees — Class I	25
Payable for Sub Transfer Agency Fees — Class A	38
Payable for Sub Transfer Agency Fees — Class L	7
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	46
Payable for Directors' Fees and Expenses	22
Payable for Shareholder Services Fees — Class A	13
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	15
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	50
Total Liabilities	2,705
Net Assets	$229,349
Net Assets Consist Of:
Paid-in-Capital	$243,694
Accumulated Undistributed Net Investment Income	2,579
Accumulated Net Realized Loss	(59,200)
Unrealized Appreciation (Depreciation) on:
Investments	42,574
Investments in Affiliates	(400)
Futures Contracts	(83)
Foreign Currency Forward Exchange Contracts	195
Foreign Currency Translations	(10)
Net Assets	$229,349

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$160,824
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,927,679
Net Asset Value, Offering and Redemption Price Per Share	$13.48
CLASS A:
Net Assets	$62,201
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,518,699
Net Asset Value, Redemption Price Per Share	$13.77
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.53
CLASS L:
Net Assets	$6,314
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	461,837
Net Asset Value, Offering and Redemption Price Per Share	$13.67
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	717
Net Asset Value, Offering and Redemption Price Per Share	$13.77
(1) Including: Securities on Loan, at Value:	$4,497

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Active International Allocation Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $450 of Foreign Taxes Withheld)	$3,919
Dividends from Securities of Affiliated Issuers (Note G)	91
Income from Securities Loaned — Net	21
Interest from Securities of Unaffiliated Issuers	10
Total Investment Income	4,041
Expenses:
Advisory Fees (Note B)	761
Shareholder Services Fees — Class A (Note D)	74
Distribution and Shareholder Services Fees — Class L (Note D)	23
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class I	46
Sub Transfer Agency Fees — Class A	43
Sub Transfer Agency Fees — Class L	7
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	94
Professional Fees	55
Custodian Fees (Note F)	35
Pricing Fees	28
Shareholder Reporting Fees	27
Registration Fees	20
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Directors' Fees and Expenses	5
Other Expenses	9
Total Expenses	1,240
Reimbursement of Class Specific Expenses — Class I (Note B)	(38)
Reimbursement of Class Specific Expenses — Class A (Note B)	(14)
Reimbursement of Class Specific Expenses — Class L (Note B)	(5)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(26)
Net Expenses	1,156
Net Investment Income	2,885
Realized Gain (Loss):
Investments Sold	5,194
Foreign Currency Forward Exchange Contracts	231
Foreign Currency Transactions	(94)
Futures Contracts	3,931
Net Realized Gain	9,262
Change in Unrealized Appreciation (Depreciation):
Investments	18,680
Investments in Affiliates	52
Foreign Currency Forward Exchange Contracts	81
Foreign Currency Translations	101
Futures Contracts	(232)
Net Change in Unrealized Appreciation (Depreciation)	18,682
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	27,944
Net Increase in Net Assets Resulting from Operations	$30,829

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Active International Allocation Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,885	$5,019
Net Realized Gain (Loss)	9,262	(19,850)
Net Change in Unrealized Appreciation (Depreciation)	18,682	11,831
Net Increase (Decrease) in Net Assets Resulting from Operations	30,829	(3,000)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(4,058)
Class A:
Net Investment Income	—	(1,111)
Class L:
Net Investment Income	—	(80)
Total Distributions	—	(5,249)
Capital Share Transactions:(1)
Class I:
Subscribed	4,657	7,873
Distributions Reinvested	—	4,046
Redeemed	(35,784)	(34,018)
Class A:
Subscribed	3,609	4,280
Distributions Reinvested	—	1,094
Redeemed	(6,024)	(10,963)
Class L:
Distributions Reinvested	—	79
Redeemed	(524)	(1,279)
Class C:
Subscribed	—	40
Redeemed	—	(60)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(34,066)	(28,908)
Redemption Fees	1	— @
Total Decrease in Net Assets	(3,236)	(37,157)
Net Assets:
Beginning of Period	232,585	269,742
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $2,579 and $(306), respectively)	$229,349	$232,585
(1) Capital Share Transactions:
Class I:
Shares Subscribed	373	673
Shares Issued on Distributions Reinvested	—	344
Shares Redeemed	(2,784)	(2,891)
Net Decrease in Class I Shares Outstanding	(2,411)	(1,874)
Class A:
Shares Subscribed	277	356
Shares Issued on Distributions Reinvested	—	91
Shares Redeemed	(465)	(913)
Net Decrease in Class A Shares Outstanding	(188)	(466)
Class L:
Shares Issued on Distributions Reinvested	—	7
Shares Redeemed	(41)	(108)
Net Decrease in Class L Shares Outstanding	(41)	(101)
Class C:
Shares Subscribed	—	3
Shares Redeemed	—	(5)
Net Decrease in Class C Shares Outstanding	—	(2)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Active International Allocation Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.83		$12.20		$12.52		$13.75		$11.65		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.16		0.26		0.22		0.34		0.22		0.23
Net Realized and Unrealized Gain (Loss)	1.49		(0.34)		(0.42)		(1.22)		2.25		1.51
Total from Investment Operations	1.65		(0.08)		(0.20)		(0.88)		2.47		1.74
Distributions from and/or in Excess of:
Net Investment Income	—		(0.29)		(0.12)		(0.35)		(0.37)		(0.16)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.48		$11.83		$12.20		$12.52		$13.75		$11.65
Total Return (4)	13.95	%(6)	(0.67)%		(1.63)%		(6.37)%		21.38%		17.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$160,824		$169,589		$197,733		$219,467		$260,614		$251,657
Ratio of Expenses to Average Net Assets (8)	0.88	%(5)(7)	0.76	%(5)	0.89	%(5)	0.88	%(5)	0.83	%(5)	0.89	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		0.88	%(5)	N/A
Ratio of Net Investment Income to Average Net Assets (8)	2.56	%(5)(7)	2.18	%(5)	1.66	%(5)	2.53	%(5)	1.71	%(5)	2.12	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(7)	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	14	%(6)	40%		30%		32%		36%		27%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.94	%(7)	0.94%		0.92%		0.99%		0.99%		0.98%
Net Investment Income to Average Net Assets	2.50	%(7)	2.00%		1.63%		2.42%		1.55%		2.03%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.13% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.13% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Active International Allocation Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.10		$12.47		$12.79		$14.03		$11.89		$10.27
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.15		0.21		0.17		0.30		0.11		0.20
Net Realized and Unrealized Gain (Loss)	1.52		(0.34)		(0.42)		(1.24)		2.36		1.55
Total from Investment Operations	1.67		(0.13)		(0.25)		(0.94)		2.47		1.75
Distributions from and/or in Excess of:
Net Investment Income	—		(0.24)		(0.07)		(0.30)		(0.33)		(0.13)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.77		$12.10		$12.47		$12.79		$14.03		$11.89
Total Return (4)	13.80	%(7)	(1.05)%		(1.95)%		(6.70)%		20.94%		17.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$62,201		$56,934		$64,482		$71,938		$90,599		$8,608
Ratio of Expenses to Average Net Assets (9)	1.23	%(5)(8)	1.14	%(5)	1.24	%(5)	1.23	%(5)	1.09	%(5)(6)	1.14	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.21	%(5)(6)	N/A
Ratio of Net Investment Income to Average Net Assets (9)	2.26	%(5)(8)	1.79	%(5)	1.31	%(5)	2.18	%(5)	0.84	%(5)	1.80	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(8)	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	14	%(7)	40%		30%		32%		36%		27%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.30	%(8)	1.32%		1.28%		1.31	%(5)	1.25	%(5)	1.23%
Net Investment Income to Average Net Assets	2.19	%(8)	1.61%		1.27%		2.10	%(5)	0.68	%(5)	1.71%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.10% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.10% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Active International Allocation Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from June 14, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$12.04		$12.41		$12.74		$13.97		$11.84		$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.11		0.14		0.11		0.23		0.12		(0.02)
Net Realized and Unrealized Gain (Loss)	1.52		(0.35)		(0.42)		(1.23)		2.27		1.91
Total from Investment Operations	1.63		(0.21)		(0.31)		(1.00)		2.39		1.89
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)		(0.02)		(0.23)		(0.26)		(0.14)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$13.67		$12.04		$12.41		$12.74		$13.97		$11.84
Total Return (5)	13.54	%(8)	(1.68)%		(2.44)%		(7.17)%		20.34%		18.80	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,314		$6,053		$7,495		$8,606		$10,345		$10,246
Ratio of Expenses to Average Net Assets (10)	1.73	%(6)(9)	1.74	%(6)	1.74	%(6)	1.73	%(6)	1.61	%(6)(7)	1.63	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.66	%(6)(7)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	1.74	%(6)(9)	1.20	%(6)	0.82	%(6)	1.68	%(6)	0.94	%(6)	(0.33	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(9)	0.01%		0.01%		0.02%		0.02%		0.02	%(9)
Portfolio Turnover Rate	14	%(8)	40%		30%		32%		36%		27%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.91	%(9)	1.93%		1.87%		1.87%		1.76%		1.79	%(9)
Net Investment Income (Loss) to Average Net Assets	1.56	%(9)	1.01%		0.69%		1.54%		0.79%		(0.49	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Active International Allocation Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$12.15		$12.38		$13.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.10		0.14		(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	1.52		(0.37)		(1.53)
Total from Investment Operations	1.62		(0.23)		(1.53)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$13.77		$12.15		$12.38
Total Return (5)	13.43	%(7)	(1.94)%		(10.96	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$9		$32
Ratio of Expenses to Average Net Assets (9)	1.98	%(6)(8)	1.99	%(6)	1.99	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	1.53	%(6)(8)	1.19	%(6)	(0.04	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(8)	0.01%		0.01	%(8)
Portfolio Turnover Rate	14	%(7)	40%		30%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	22.56	%(8)	8.58%		4.26	%(8)
Net Investment Loss to Average Net Assets	(19.05	)%(8)	(5.40)%		(2.31	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Fund seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser") and/or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub- Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,361	$—	$—	$3,361
Air Freight & Logistics	652	—	—	652
Airlines	537	—	—	537
Auto Components	2,687	—	—	2,687
Automobiles	5,604	—	—	5,604
Banks	21,883	553	—	22,436
Beverages	3,778	—	—	3,778
Biotechnology	2,135	—	—	2,135
Building Products	1,670	—	—	1,670
Capital Markets	3,913	—	—	3,913
Chemicals	4,638	120	—	4,758
Commercial Services & Supplies	673	—	—	673
Communications Equipment	1,160	—	—	1,160
Construction & Engineering	3,113	—	—	3,113
Construction Materials	2,843	171	—	3,014
Consumer Finance	272	—	—	272
Containers & Packaging	107	—	—	107
Diversified Consumer Services	17	—	—	17
Diversified Financial Services	2,276	—	—	2,276
Diversified Telecommunication Services	4,314	48	—	4,362
Electric Utilities	2,778	—	—	2,778
Electrical Equipment	1,758	—	—	1,758
Electronic Equipment, Instruments & Components	3,186	—	—	3,186
Energy Equipment & Services	271	—	—	271
Equity Real Estate Investment Trusts (REITs)	1,908	—	—	1,908
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Food & Staples Retailing	$2,138	$242	$—	$2,380
Food Products	7,163	56	—	7,219
Gas Utilities	725	—	—	725
Health Care Equipment & Supplies	2,017	—	—	2,017
Health Care Providers & Services	891	119	—	1,010
Health Care Technology	3	—	—	3
Hotels, Restaurants & Leisure	2,514	69	—	2,583
Household Durables	3,384	—	—	3,384
Household Products	2,257	—	—	2,257
Independent Power and Renewable Electricity Producers	255	—	—	255
Industrial Conglomerates	3,961	—	—	3,961
Information Technology Services	2,072	—	—	2,072
Insurance	8,981	—	—	8,981
Internet & Direct Marketing Retail	447	—	—	447
Internet Software & Services	6,013	—	—	6,013
Leisure Products	531	—	—	531
Life Sciences Tools & Services	520	—	—	520
Machinery	4,170	—	—	4,170
Marine	1,080	—	—	1,080
Media	2,602	—	—	2,602
Metals & Mining	2,099	—	—	2,099
Multi-Line Retail	708	—	—	708
Multi-Utilities	2,030	—	—	2,030
Oil, Gas & Consumable Fuels	6,649	530	—	7,179
Paper & Forest Products	769	—	—	769
Personal Products	4,443	—	—	4,443
Pharmaceuticals	16,392	—	—	16,392
Professional Services	3,043	—	—	3,043
Real Estate Management & Development	4,355	87	1	4,443
Road & Rail	2,442	—	—	2,442
Semiconductors & Semiconductor Equipment	4,816	—	—	4,816
Software	4,001	—	—	4,001
Specialty Retail	1,913	46	—	1,959
Tech Hardware, Storage & Peripherals	1,014	—	—	1,014
Textiles, Apparel & Luxury Goods	2,310	—	—	2,310
Thrifts & Mortgage Finance	29	—	—	29
Tobacco	3,285	—	—	3,285
Trading Companies & Distributors	2,082	—	—	2,082
Transportation Infrastructure	812	218	—	1,030

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Water Utilities	$73	$—	$—	$73
Wireless Telecommunication Services	2,297	141	—	2,438
Total Common Stocks	192,820	2,400	1	195,221
Right	6	—	—	6
Short-Term Investments
Investment Company	32,203	—	—	32,203
Repurchase Agreements	—	400	—	400
Total Short-Term Investments	32,203	400	—	32,603
Foreign Currency Forward Exchange Contracts	—	287	—	287
Futures Contracts	128	—	—	128
Total Assets	225,157	3,087	1	228,245
Liabilities:
Foreign Currency Forward Exchange Contract	—	(92)	—	(92)
Futures Contracts	(211)	—	—	(211)
Total Liabilities	(211)	(92)	—	(303)
Total	$224,946	$2,995	$1	$227,942

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, securities with a total value of approximately $171,000 transferred from Level 1 to Level 2.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$2
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(1)
Realized gains (losses)	—
Ending Balance	$1
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$(1)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Real Estate Management & Development
Common Stock	$1	Market Transaction Method	Transaction Valuation	$0.02	$0.02	$0.02	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$287
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	128	(a)
Total			$415
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(92)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(211	)(a)
Total			$(303)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$231
Equity Risk	Futures Contracts	3,931
	Total	$4,162
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$81
Equity Risk	Futures Contracts	(232)
	Total	$(151)

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$287	$(92)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$25	$—	$—	$25
Goldman Sachs International	15	—	—	15
JPMorgan Chase Bank NA	129	(92)	—	37
State Street Bank and Trust Co.	118	—	—	118
Total	$287	$(92)	$—	$195

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$92	$(92)	$—	$0

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$39,250,000
Futures Contracts:
Average monthly original value	$45,585,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,497	(d)	$—	$(4,497	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Fund received cash collateral of approximately $1,683,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $2,992,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,683	$—	$—	$—	$1,683
Total Borrowings	$1,683	$—	$—	$—	$1,683
Gross amount of recognized liabilities for securities lending transactions					$1,683

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the six months ended June 30, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares and 2.00% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $58,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser, and an indirect subsidiary of Morgan Stanley, serves as the

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $27,049,000 and $55,859,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $26,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$48,686	$46,816	$63,299	$84	$32,203

The Fund had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Fund's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value June 30, 2017 (000)
$570	$—	$—	$—	$7	$621

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,249	$—	$2,323	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, an expired capital loss carryforward and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$807	$7,027	$(7,834)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$369	$—

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $4,770,000 and long-term capital losses of approximately $24,650,000 that do not have an expiration date.

In addition, at December 31, 2016, the Fund had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$33,505	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Fund that may be subject to limitation under IRC Section 382 in future years.

During the year ended December 31, 2016, capital loss carryforwards of approximately $7,834,000 expired for federal income tax purposes .

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains

32

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 83.9%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

33

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

36

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

37

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIASAN
1858577 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	15
Investment Advisory Agreement Approval	24
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Advantage Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,163.70	$1,020.63	$4.51	$4.21	0.84%
Advantage Portfolio Class A	1,000.00	1,161.60	1,018.94	6.32	5.91	1.18
Advantage Portfolio Class L	1,000.00	1,163.20	1,020.03	5.15	4.81	0.96
Advantage Portfolio Class C	1,000.00	1,157.90	1,015.37	10.17	9.49	1.90
Advantage Portfolio Class IS	1,000.00	1,164.20	1,020.83	4.29	4.01	0.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Aerospace & Defense (7.6%)
TransDigm Group, Inc.	9,464	$2,545
United Technologies Corp.	39,890	4,871
		7,416
Capital Markets (7.5%)
MSCI, Inc.	25,962	2,674
S&P Global, Inc.	32,369	4,725
		7,399
Chemicals (1.5%)
Sherwin-Williams Co. (The)	4,309	1,512
Diversified Financial Services (4.9%)
Berkshire Hathaway, Inc., Class B (a)	28,189	4,774
Health Care Equipment & Supplies (1.5%)
Danaher Corp.	17,390	1,468
Hotels, Restaurants & Leisure (6.1%)
Dunkin' Brands Group, Inc.	23,640	1,303
Starbucks Corp.	81,115	4,730
		6,033
Information Technology Services (7.5%)
Mastercard, Inc., Class A	37,674	4,575
Visa, Inc., Class A	29,919	2,806
		7,381
Internet & Direct Marketing Retail (13.3%)
Amazon.com, Inc. (a)	8,527	8,254
Priceline Group, Inc. (The) (a)	2,585	4,835
		13,089
Internet Software & Services (16.7%)
Alphabet, Inc., Class C (a)	6,720	6,107
Facebook, Inc., Class A (a)	55,296	8,348
Twitter, Inc. (a)	111,031	1,984
		16,439
Machinery (1.1%)
Fortive Corp.	16,216	1,027
Media (1.0%)
Walt Disney Co. (The)	8,872	943
Multi-Line Retail (1.3%)
Dollar Tree, Inc. (a)	18,732	1,310
Pharmaceuticals (2.8%)
Zoetis, Inc.	43,785	2,731
Professional Services (5.2%)
IHS Markit Ltd. (a)	56,452	2,486
Verisk Analytics, Inc. (a)	31,272	2,639
		5,125
Software (9.4%)
Activision Blizzard, Inc.	42,082	2,423
Salesforce.com, Inc. (a)	39,845	3,450
Workday, Inc., Class A (a)	34,155	3,313
		9,186
	Shares	Value (000)
Specialty Retail (3.1%)
Home Depot, Inc.	9,930	$1,524
Tiffany & Co.	16,461	1,545
		3,069
Textiles, Apparel & Luxury Goods (4.6%)
LVMH Moet Hennessy Louis Vuitton SE (France)	13,612	3,394
NIKE, Inc., Class B	18,895	1,115
		4,509
Total Common Stocks (Cost $72,588)		93,411
	Notional Amount (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY November 2017 @ CNY 7.40, Royal Bank of Scotland (Cost $48)	14,469	9
	Shares
Short-Term Investment (4.2%)
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $4,176)	4,175,756	4,176
Total Investments (99.3%) (Cost $76,812) (b)		97,596
Other Assets in Excess of Liabilities (0.7%)		692
Net Assets (100.0%)		$98,288

(a)  Non-income producing security.

(b)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $21,675,000 and the aggregate gross unrealized depreciation is approximately $891,000 resulting in net unrealized appreciation of approximately $20,784,000.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	26.2%
Internet Software & Services	16.8
Internet & Direct Marketing Retail	13.4
Software	9.4
Aerospace & Defense	7.6
Capital Markets	7.6
Information Technology Services	7.6
Hotels, Restaurants & Leisure	6.2
Professional Services	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Advantage Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $72,636)	$93,420
Investment in Security of Affiliated Issuer, at Value (Cost $4,176)	4,176
Total Investments in Securities, at Value (Cost $76,812)	97,596
Receivable for Investments Sold	657
Receivable for Fund Shares Sold	123
Dividends Receivable	19
Tax Reclaim Receivable	3
Receivable from Affiliate	2
Other Assets	79
Total Assets	98,479
Liabilities:
Payable for Advisory Fees	110
Payable for Professional Fees	27
Payable for Fund Shares Redeemed	18
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	7
Payable for Sub Transfer Agency Fees — Class I	7
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	7
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	1
Other Liabilities	6
Total Liabilities	191
Net Assets	$98,288
Net Assets Consist of:
Paid-in-Capital	$75,542
Distributions in Excess of Net Investment Income	(162)
Accumulated Net Realized Gain	2,124
Unrealized Appreciation (Depreciation) on:
Investments	20,784
Foreign Currency Translations	—	@
Net Assets	$98,288

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$48,237
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,372,895
Net Asset Value, Offering and Redemption Price Per Share	$20.33
CLASS A:
Net Assets	$21,651
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,079,610
Net Asset Value, Redemption Price Per Share	$20.05
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.11
Maximum Offering Price Per Share	$21.16
CLASS L:
Net Assets	$4,019
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	197,849
Net Asset Value, Offering and Redemption Price Per Share	$20.31
CLASS C:
Net Assets	$8,930
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	449,335
Net Asset Value, Offering and Redemption Price Per Share	$19.87
CLASS IS:
Net Assets	$15,451
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	759,226
Net Asset Value, Offering and Redemption Price Per Share	$20.35

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Advantage Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$299
Dividends from Securities of Affiliated Issuers (Note G)	8
Total Investment Income	307
Expenses:
Advisory Fees (Note B)	298
Shareholder Services Fees — Class A (Note D)	26
Distribution and Shareholder Services Fees — Class L (Note D)	15
Distribution and Shareholder Services Fees — Class C (Note D)	37
Professional Fees	48
Administration Fees (Note C)	37
Sub Transfer Agency Fees — Class I	20
Sub Transfer Agency Fees — Class A	11
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	2
Registration Fees	26
Shareholder Reporting Fees	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	6
Directors' Fees and Expenses	3
Pricing Fees	1
Other Expenses	9
Total Expenses	557
Waiver of Advisory Fees (Note B)	(66)
Distribution Fees — Class L Shares Waived (Note D)	(14)
Reimbursement of Class Specific Expenses — Class I (Note B)	(13)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	460
Net Investment Loss	(153)
Realized Gain (Loss):
Investments Sold	1,778
Foreign Currency Transactions	(2)
Net Realized Gain	1,776
Change in Unrealized Appreciation (Depreciation):
Investments	12,085
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	12,085
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	13,861
Net Increase in Net Assets Resulting from Operations	$13,708

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Advantage Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(153)	$175
Net Realized Gain	1,776	953
Net Change in Unrealized Appreciation (Depreciation)	12,085	2,261
Net Increase in Net Assets Resulting from Operations	13,708	3,389
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(111)
Net Realized Gain	—	(841)
Class A:
Net Realized Gain	—	(348)
Class L:
Net Investment Income	—	(6)
Net Realized Gain	—	(96)
Class C:
Net Realized Gain	—	(94)
Class IS:
Net Investment Income	—	(38)
Net Realized Gain	—	(282)
Total Distributions	—	(1,816)
Capital Share Transactions:(1)
Class I:
Subscribed	7,497	33,563
Distributions Reinvested	—	950
Redeemed	(8,789)	(17,346)
Class A:
Subscribed	2,658	16,149
Distributions Reinvested	—	347
Redeemed	(3,923)	(8,863)
Class L:
Exchanged	20	67
Distributions Reinvested	—	99
Redeemed	(280)	(1,880)
Class C:
Subscribed	2,119	4,912
Distributions Reinvested	—	94
Redeemed	(600)	(421)
Class IS:
Subscribed	—	12,500
Distributions Reinvested	—	320
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,298)	40,491
Total Increase in Net Assets	12,410	42,064
Net Assets:
Beginning of Period	85,878	43,814
End of Period (Including Accumulated Net Investment Loss of $(162) and Distributions in Excess of Net Investment Income of $(9))	$98,288	$85,878

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	394	1,975
Shares Issued on Distributions Reinvested	—	55
Shares Redeemed	(466)	(1,006)
Net Increase (Decrease) in Class I Shares Outstanding	(72)	1,024
Class A:
Shares Subscribed	140	957
Shares Issued on Distributions Reinvested	—	20
Shares Redeemed	(211)	(520)
Net Increase (Decrease) in Class A Shares Outstanding	(71)	457
Class L:
Shares Exchanged	1	3
Shares Issued on Distributions Reinvested	—	6
Shares Redeemed	(14)	(107)
Net Decrease in Class L Shares Outstanding	(13)	(98)
Class C:
Shares Subscribed	110	288
Shares Issued on Distributions Reinvested	—	6
Shares Redeemed	(32)	(25)
Net Increase in Class C Shares Outstanding	78	269
Class IS:
Shares Subscribed	—	741
Shares Issued on Distributions Reinvested	—	18
Net Increase in Class IS Shares Outstanding	—	759

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Advantage Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.47		$17.40		$16.83		$16.41		$12.40		$11.38
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.02)		0.07		0.01		0.04		0.01		0.14
Net Realized and Unrealized Gain	2.88		0.42		2.11		1.15		4.54		1.72
Total from Investment Operations	2.86		0.49		2.12		1.19		4.55		1.86
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.02)		(0.01)		—		(0.10)
Net Realized Gain	—		(0.38)		(1.53)		(0.76)		(0.54)		(0.74)
Total Distributions	—		(0.42)		(1.55)		(0.77)		(0.54)		(0.84)
Net Asset Value, End of Period	$20.33		$17.47		$17.40		$16.83		$16.41		$12.40
Total Return (3)	16.37	%(7)	2.82%		12.56%		7.43%		37.11%		16.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,237		$42,695		$24,718		$17,971		$14,712		$8,595
Ratio of Expenses to Average Net Assets (9)	0.84	%(4)(8)	0.84	%(4)	0.86	%(4)(5)	1.04	%(4)	1.04	%(4)	1.05	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.18	)%(4)(8)	0.38	%(4)	0.06	%(4)	0.23	%(4)	0.11	%(4)	1.08	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.01%		0.00	%(6)	0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	24	%(7)	79%		51%		31%		36%		50%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05	%(8)	1.15%		1.49%		1.78%		2.33%		2.34%
Net Investment Income (Loss) to Average Net Assets	(0.39	)%(8)	0.07%		(0.57)%		(0.51)%		(1.18)%		(0.21)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.05% for Class I shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Advantage Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.26		$17.22		$16.70		$16.34		$12.39		$11.37
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.05)		0.01		(0.06)		(0.03)		(0.07)		0.11
Net Realized and Unrealized Gain	2.84		0.41		2.11		1.15		4.56		1.72
Total from Investment Operations	2.79		0.42		2.05		1.12		4.49		1.83
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		—		(0.07)
Net Realized Gain	—		(0.38)		(1.53)		(0.76)		(0.54)		(0.74)
Total Distributions	—		(0.38)		(1.53)		(0.76)		(0.54)		(0.81)
Net Asset Value, End of Period	$20.05		$17.26		$17.22		$16.70		$16.34		$12.39
Total Return (3)	16.16	%(8)	2.47%		12.20%		7.05%		36.65%		16.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,651		$19,850		$11,939		$3,738		$3,134		$12
Ratio of Expenses to Average Net Assets (10)	1.18	%(4)(9)	1.19	%(4)	1.18	%(4)(6)	1.39	%(4)	1.35	%(4)(5)	1.30	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	(0.51	)%(4)(9)	0.04	%(4)	(0.31	)%(4)	(0.15	)%(4)	(0.44	)%(4)	0.83	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	24	%(8)	79%		51%		31%		36%		50%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33	%(9)	1.43%		1.87%		2.14%		2.68%		2.59%
Net Investment Loss to Average Net Assets	(0.66	)%(9)	(0.20)%		(1.00)%		(0.90)%		(1.77)%		(0.46)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.40% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Advantage Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.46		$17.40		$16.82		$16.42		$12.42		$11.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.03)		0.04		(0.01)		0.02		(0.01)		0.13
Net Realized and Unrealized Gain	2.88		0.43		2.12		1.14		4.55		1.74
Total from Investment Operations	2.85		0.47		2.11		1.16		4.54		1.87
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		—		(0.00	)(3)	—		(0.10)
Net Realized Gain	—		(0.38)		(1.53)		(0.76)		(0.54)		(0.74)
Total Distributions	—		(0.41)		(1.53)		(0.76)		(0.54)		(0.84)
Net Asset Value, End of Period	$20.31		$17.46		$17.40		$16.82		$16.42		$12.42
Total Return (4)	16.32	%(9)	2.72%		12.47%		7.28%		36.97%		16.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,019		$3,684		$5,369		$6,549		$3,908		$722
Ratio of Expenses to Average Net Assets (11)	0.96	%(5)(10)	0.91	%(5)	0.97	%(5)(7)	1.18	%(5)	1.08	%(5)(6)	1.09	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	(0.29	)%(5)(10)	0.26	%(5)	(0.03	)%(5)	0.12	%(5)	(0.06	)%(5)	1.04	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.01%		0.01%		0.01%		0.01%		0.00	%(8)
Portfolio Turnover Rate	24	%(9)	79%		51%		31%		36%		50%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.82	%(10)	1.85%		2.33%		2.64%		3.10%		3.09%
Net Investment Loss to Average Net Assets	(1.15	)%(10)	(0.68)%		(1.39)%		(1.34)%		(2.08)%		(0.96)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

(7)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.19% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$17.16		$17.25		$18.08
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.12)		(0.12)		(0.14)
Net Realized and Unrealized Gain	2.83		0.41		0.86
Total from Investment Operations	2.71		0.29		0.72
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.02)
Net Realized Gain	—		(0.38)		(1.53)
Total Distributions	—		(0.38)		(1.55)
Net Asset Value, End of Period	$19.87		$17.16		$17.25
Total Return (4)	15.79	%(6)	1.71%		3.91	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,930		$6,376		$1,776
Ratio of Expenses to Average Net Assets (8)	1.90	%(5)(7)	1.94	%(5)	1.94	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(1.23	)%(5)(7)	(0.72	)%(5)	(1.15	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.01	%(7)
Portfolio Turnover Rate	24	%(6)	79%		51	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.05	%(7)	2.20%		2.83	%(7)
Net Investment Loss to Average Net Assets	(1.38	)%(7)	(0.98)%		(2.04	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Advantage Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.48		$17.42		$16.84		$16.41		$14.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.01)		0.08		0.02		0.04		(0.01)
Net Realized and Unrealized Gain	2.88		0.41		2.11		1.16		2.21
Total from Investment Operations	2.87		0.49		2.13		1.20		2.20
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		(0.02)		(0.01)		—
Net Realized Gain	—		(0.38)		(1.53)		(0.76)		(0.38)
Total Distributions	—		(0.43)		(1.55)		(0.77)		(0.38)
Net Asset Value, End of Period	$20.35		$17.48		$17.42		$16.84		$16.41
Total Return (4)	16.42	%(9)	2.79%		12.65%		7.50%		15.15	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,451		$13,273		$12		$12		$11
Ratio of Expenses to Average Net Assets (11)	0.80	%(5)(10)	0.80	%(5)	0.82	%(5)(7)	1.00	%(5)	1.01	%(5)(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	(0.13	)%(5)(10)	0.46	%(5)	0.10	%(5)	0.26	%(5)	(0.25	)%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.01%		0.00	%(8)	0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	24	%(9)	79%		51%		31%		36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97	%(10)	1.05%		14.53%		18.84%		7.31	%(10)
Net Investment Income (Loss) to Average Net Assets	(0.30	)%(10)	0.21%		(13.61)%		(17.58)%		(6.55	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expeses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

(7)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.01% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$7,416	$—	$—	$7,416
Capital Markets	7,399	—	—	7,399
Chemicals	1,512	—	—	1,512
Diversified Financial Services	4,774	—	—	4,774
Health Care Equipment & Supplies	1,468	—	—	1,468
Hotels, Restaurants & Leisure	6,033	—	—	6,033
Information Technology Services	7,381	—	—	7,381
Internet & Direct Marketing Retail	13,089	—	—	13,089
Internet Software & Services	16,439	—	—	16,439
Machinery	1,027	—	—	1,027
Media	943	—	—	943
Multi-Line Retail	1,310	—	—	1,310
Pharmaceuticals	2,731	—	—	2,731
Professional Services	5,125	—	—	5,125
Software	9,186	—	—	9,186
Specialty Retail	3,069	—	—	3,069
Textiles, Apparel & Luxury Goods	4,509	—	—	4,509
Total Common Stocks	93,411	—	—	93,411
Call Option Purchased	—	9	—	9
Short-Term Investment
Investment Company	4,176	—	—	4,176
Total Assets	$97,587	$9	$—	$97,596

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$9	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(44)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(36)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$9	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$9	$—	$—	$9

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	12,007,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $66,000 of advisory fees were waived and approximately $14,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the six months ended June 30, 2017, this waiver amounted to approximately $14,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian

Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $21,373,000 and $25,772,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$2,300	$19,949	$18,073	$8	$4,176

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$166	$1,650	$18	$3,170

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(19)	$19	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$555

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. Federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$12	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 47.6%.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVSAN
1859473 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	12
Investment Advisory Agreement Approval	21
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$1,361.60	$1,019.49	$6.27	$5.36	1.07%
Asia Opportunity Portfolio Class A	1,000.00	1,359.90	1,017.65	8.43	7.20	1.44
Asia Opportunity Portfolio Class C	1,000.00	1,354.30	1,013.93	12.78	10.94	2.19
Asia Opportunity Portfolio Class IS	1,000.00	1,361.60	1,019.64	6.09	5.21	1.04

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (84.3%)
China (66.0%)
Alibaba Group Holding Ltd. ADR (a)	4,101	$578
China Lodging Group Ltd. ADR (a)	5,857	473
China Resources Beer Holdings Co., Ltd. (b)	180,300	455
Ctrip.com International Ltd. ADR (a)(c)	4,610	248
Foshan Haitian Flavouring & Food Co., Ltd., Class A	76,500	460
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	49,553	236
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	33,800	108
JD.com, Inc. ADR (a)	7,989	313
Jiangsu Hengrui Medicine Co., Ltd., Class A	63,052	471
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	6,400	82
Kweichow Moutai Co., Ltd., Class A	5,000	348
NetEase, Inc. ADR	302	91
New Oriental Education & Technology Group, Inc. ADR (a)	4,678	330
Shenzhou International Group Holdings Ltd. (b)	33,000	217
Sino Biopharmaceutical Ltd. (b)	155,000	137
Suofeiya Home Collection Co., Ltd., Class A	23,700	143
TAL Education Group ADR	7,624	932
Tencent Holdings Ltd. (b)	27,500	983
		6,605
Hong Kong (2.4%)
AIA Group Ltd.	32,900	240
India (4.7%)
HDFC Bank Ltd. ADR	5,365	466
Korea, Republic of (5.4%)
Loen Entertainment, Inc.	2,290	175
NAVER Corp.	315	231
Osstem Implant Co., Ltd. (a)	3,020	138
		544
Taiwan (4.1%)
Silergy Corp.	8,000	154
Taiwan Semiconductor Manufacturing Co., Ltd.	37,000	254
		408
United States (1.7%)
MakeMyTrip Ltd. (a)	5,103	171
Total Common Stocks (Cost $6,227)		8,434
Participation Notes (7.1%)
China (7.1%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/10/18 (a)	27,441	351
Suofeiya Home Collection Co., Ltd., Equity Linked Notes, expires 11/20/20 (a)	59,000	357
Total Participation Notes (Cost $598)		708
	Shares	Value (000)
Short-Term Investment (8.0%)
Investment Company (8.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $798)	797,549	$798
Total Investments (99.4%) (Cost $7,623) Including $248 of Securities Loaned (d)		9,940
Other Assets in Excess of Liabilities (0.6%)		64
Net Assets (100.0%)		$10,004

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at June 30, 2017.

(d)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $2,388,000 and the aggregate gross unrealized depreciation is approximately $71,000, resulting in net unrealized appreciation of approximately $2,317,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.7%
Internet Software & Services	19.0
Diversified Consumer Services	12.7
Beverages	12.4
Short-Term Investment	8.0
Internet & Direct Marketing Retail	7.4
Pharmaceuticals	6.1
Food Products	5.7
Household Durables	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Asia Opportunity Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $6,825)	$9,142
Investment in Security of Affiliated Issuer, at Value (Cost $798)	798
Total Investments in Securities, at Value (Cost $7,623)	9,940
Due from Adviser	28
Dividends Receivable	10
Receivable from Affiliate	—	@
Other Assets	48
Total Assets	10,026
Liabilities:
Payable for Professional Fees	21
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Total Liabilities	22
Net Assets	$10,004
Net Assets Consist Of:
Paid-in-Capital	$7,709
Accumulated Net Investment Loss	(49)
Accumulated Net Realized Gain	27
Unrealized Appreciation (Depreciation) on:
Investments	2,317
Foreign Currency Translations	(—	@)
Net Assets	$10,004
CLASS I:
Net Assets	$8,709
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	660,692
Net Asset Value, Offering and Redemption Price Per Share	$13.18
CLASS A:
Net Assets	$1,164
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	88,535
Net Asset Value, Redemption Price Per Share	$13.15
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.73
Maximum Offering Price Per Share	$13.88
CLASS C:
Net Assets	$118
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,969
Net Asset Value, Offering and Redemption Price Per Share	$13.11
CLASS IS:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$13.18
(1) Including: Securities on Loan, at Value:	$248

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Asia Opportunity Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$57
Dividends from Security of Affiliated Issuer (Note G)	1
Income from Securities Loaned — Net	1
Total Investment Income	59
Expenses:
Professional Fees	46
Advisory Fees (Note B)	32
Registration Fees	21
Shareholder Reporting Fees	5
Custodian Fees (Note F)	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Administration Fees (Note C)	3
Directors' Fees and Expenses	2
Pricing Fees	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Other Expenses	8
Total Expenses	128
Expenses Reimbursed by Adviser (Note B)	(50)
Waiver of Advisory Fees (Note B)	(32)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	44
Net Investment Income	15
Realized Gain (Loss):
Investments Sold	86
Foreign Currency Transactions	(6)
Net Realized Gain	80
Change in Unrealized Appreciation (Depreciation):
Investments	2,303
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	2,303
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,383
Net Increase in Net Assets Resulting from Operations	$2,398

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Asia Opportunity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)		Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$15		$(20)
Net Realized Gain (Loss)	80		(57)
Net Change in Unrealized Appreciation (Depreciation)	2,303		5
Net Increase (Decrease) in Net Assets Resulting from Operations	2,398		(72)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—		(46)
Paid-in-Capital	—		(75)
Class A:
Net Investment Income	—		(2)
Paid-in-Capital	—		(5)
Class C:
Paid-in-Capital	—		(— @)
Class IS:
Net Investment Income	—		(— @)
Paid-in-Capital	—		(— @)
Total Distributions	—		(128)
Capital Share Transactions:(1)
Class I:
Subscribed	1,196		—
Distributions Reinvested	—		13
Class A:
Subscribed	362		550
Distributions Reinvested	—		7
Redeemed	—		(27)
Class C:
Subscribed	88		—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,646		543
Redemption Fees	—	@	—
Total Increase in Net Assets	4,044		343
Net Assets:
Beginning of Period	5,960		5,617
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(49) and $(64), respectively)	$10,004		$5,960
(1) Capital Share Transactions:
Class I:
Shares Subscribed	102		—
Shares Issued on Distributions Reinvested	—		1
Net Increase in Class I Shares Outstanding	102		1
Class A:
Shares Subscribed	33		56
Shares Issued on Distributions Reinvested	—		1
Shares Redeemed	—		(3)
Net Increase in Class A Shares Outstanding	33		54
Class C:
Shares Subscribed	8		—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.48		(0.10)		0.03
Total from Investment Operations	3.50		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)		—
Paid-in-Capital	—		(0.14)		—
Total Distributions	—		(0.22)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$13.18		$9.68		$10.03
Total Return (4)	36.16	%(6)	(1.34)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,709		$5,405		$5,587
Ratio of Expenses to Average Net Assets (8)	1.07	%(5)(7)	1.08	%(5)	1.03	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	0.42	%(5)(7)	(0.31	)%(5)	(0.71	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.04	%(7)
Portfolio Turnover Rate	35	%(6)	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.15	%(7)	5.28%		125.50	%(7)
Net Investment Loss to Average Net Assets	(1.66	)%(7)	(4.51)%		(125.18	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.67		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.01		(0.08)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.47		(0.09)		0.03
Total from Investment Operations	3.48		(0.17)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		—
Paid-in-Capital	—		(0.14)		—
Total Distributions	—		(0.19)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$13.15		$9.67		$10.03
Total Return (4)	35.99	%(6)	(1.67)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,164		$535		$10
Ratio of Expenses to Average Net Assets (8)	1.44	%(5)(7)	1.44	%(5)	1.40	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	0.11	%(5)(7)	(0.78	)%(5)	(1.09	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.05	%(7)
Portfolio Turnover Rate	35	%(6)	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.58	%(7)	6.36%		139.50	%(7)
Net Investment Loss to Average Net Assets	(2.03	)%(7)	(5.70)%		(139.19	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.02)		(0.14)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.45		(0.10)		0.03
Total from Investment Operations	3.43		(0.24)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		—		—
Paid-in-Capital	—		(0.11)		—
Total Distributions	—		(0.11)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$13.11		$9.68		$10.03
Total Return (4)	35.43	%(6)	(2.44)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$118		$10		$10
Ratio of Expenses to Average Net Assets (8)	2.19	%(5)(7)	2.19	%(5)	2.17	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.28	)%(5)(7)	(1.42	)%(5)	(1.84	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.03	%(7)
Portfolio Turnover Rate	35	%(6)	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	6.73	%(7)	27.34%		140.25	%(7)
Net Investment Loss to Average Net Assets	(4.82	)%(7)	(26.57)%		(139.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.48		(0.10)		0.03
Total from Investment Operations	3.50		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)		—
Paid-in-Capital	—		(0.14)		—
Total Distributions	—		(0.22)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$13.18		$9.68		$10.03
Total Return (4)	36.16	%(6)	(1.29)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$10		$10
Ratio of Expenses to Average Net Assets (8)	1.04	%(5)(7)	1.04	%(5)	1.02	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	0.37	%(5)(7)	(0.26	)%(5)	(0.69	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.03	%(7)
Portfolio Turnover Rate	35	%(6)	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.70	%(7)	25.20%		139.25	%(7)
Net Investment Loss to Average Net Assets	(16.29	)%(7)	(24.42)%		(138.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asia Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$466	$—	$—	$466
Beverages	885	—	—	885
Diversified Consumer Services	1,262	—	—	1,262
Electronic Equipment, Instruments & Components	236	—	—	236
Food Products	568	—	—	568
Health Care Equipment & Supplies	138	—	—	138
Hotels, Restaurants & Leisure	473	—	—	473
Household Durables	143	—	—	143
Insurance	240	—	—	240
Internet & Direct Marketing Retail	732	—	—	732
Internet Software & Services	1,883	—	—	1,883
Media	175	—	—	175
Pharmaceuticals	608	—	—	608
Semiconductors & Semiconductor Equipment	408	—	—	408
Textiles, Apparel & Luxury Goods	217	—	—	217
Total Common Stocks	8,434	—	—	8,434
Participation Notes	—	708	—	708
Short-Term Investment
Investment Company	798	—	—	798
Total Assets	$9,232	$708	$—	$9,940

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(1	)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$1	(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Option Purchased:
Average monthly notional amount	17,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$248	(c)	$—	$(248	)(d)(e)	$0

(c) Represents market value of loaned securities at period end.

(d) The Fund received non-cash collateral of approximately $254,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(e) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $32,000 of advisory fees were waived and approximately $52,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $3,644,000 and $2,459,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$381	$2,930	$2,513	$1	$798

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$48	$—	$80	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing in the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$4	$4	$	(—	@)

@ Amount is less than $500

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

At December 31, 2016, the Fund had available unused short-term capital losses of approximately $52,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$4	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 21.5%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period and the period since the end of December 2015, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

26

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPSAN
1860581 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Breakout Nations Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	13
Investment Advisory Agreement Approval	21
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Breakout Nations Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Emerging Markets Breakout Nations Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Breakout Nations Portfolio Class I	$1,000.00	$1,125.10	$1,019.29	$5.85	$5.56	1.11%
Emerging Markets Breakout Nations Portfolio Class A	1,000.00	1,123.30	1,017.21	8.05	7.65	1.53
Emerging Markets Breakout Nations Portfolio Class C	1,000.00	1,119.30	1,013.44	12.03	11.43	2.29
Emerging Markets Breakout Nations Portfolio Class IS	1,000.00	1,125.10	1,019.44	5.69	5.41	1.08

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Common Stocks (82.0%)
Argentina (6.4%)
Adecoagro SA (a)	2,702	$27
Banco Macro SA ADR	930	86
Globant SA (a)	986	43
Grupo Financiero Galicia SA ADR	1,792	76
Pampa Energia SA ADR (a)	1,256	74
YPF SA ADR	2,827	62
		368
Bangladesh (3.7%)
Beximco Pharmaceuticals Ltd.	53,182	75
GrameenPhone Ltd.	7,559	32
Olympic Industries Ltd.	19,098	66
Square Pharmaceuticals Ltd.	10,096	36
		209
Brazil (6.9%)
Banco Bradesco SA (Preference)	9,117	77
BRF SA	4,072	48
Itau Unibanco Holding SA (Preference)	7,870	87
Lojas Renner SA	6,576	54
Petroleo Brasileiro SA (a)	8,542	34
Petroleo Brasileiro SA (Preference) (a)	10,044	38
Raia Drogasil SA	2,542	54
		392
Czech Republic (3.1%)
Komercni Banka AS	4,392	176
Egypt (4.2%)
Commercial International Bank Egypt SAE GDR	31,661	142
Egyptian Financial Group-Hermes Holding Co.	11,860	16
Egyptian Financial Group-Hermes Holding Co. GDR	32,032	84
		242
India (1.8%)
HDFC Bank Ltd. ADR	279	24
ICICI Bank Ltd. ADR	8,639	78
		102
Indonesia (9.8%)
Astra International Tbk PT	153,900	103
Bank Mandiri Persero Tbk PT	97,100	93
Bumi Serpong Damai Tbk PT	346,700	48
Semen Indonesia Persero Tbk PT	100,300	75
Telekomunikasi Indonesia Persero Tbk PT	306,200	104
Unilever Indonesia Tbk PT	23,000	84
XL Axiata Tbk PT (a)	215,400	55
		562
Malaysia (5.2%)
Genting Malaysia Bhd	46,740	60
IHH Healthcare Bhd	49,500	66
Malayan Banking Bhd	29,640	67
Malaysia Airports Holdings Bhd	20,600	41
Sime Darby Bhd	29,360	65
		299
	Shares	Value (000)
Mexico (8.3%)
Alsea SAB de CV	10,557	$40
Cemex SAB de CV ADR (a)	10,058	95
Fomento Economico Mexicano SAB de CV ADR	993	98
Grupo Financiero Banorte SAB de CV Series O	24,050	152
Grupo Financiero Santander Mexico SAB de CV ADR	5,120	49
Mexichem SAB de CV	15,307	41
		475
Pakistan (4.3%)
Habib Bank Ltd.	24,700	64
Lucky Cement Ltd.	5,000	40
Maple Leaf Cement Factory Ltd.	24,251	26
Oil & Gas Development Co., Ltd.	26,200	35
Pak Elektron Ltd.	27,100	28
United Bank Ltd.	22,700	51
		244
Peru (4.3%)
Credicorp Ltd.	1,376	247
Philippines (5.7%)
Ayala Land, Inc.	55,700	44
Metropolitan Bank & Trust Co.	75,370	131
SM Investments Corp.	9,280	147
		322
Poland (9.3%)
Bank Zachodni WBK SA	1,206	111
CCC SA	1,529	93
Jeronimo Martins SGPS SA	4,538	89
LPP SA	38	73
Powszechna Kasa Oszczednosci Bank Polski SA (a)	15,087	140
Powszechny Zaklad Ubezpieczen SA	2,204	27
		533
Romania (3.2%)
Banca Transilvania SA	155,447	105
BRD-Groupe Societe Generale SA	23,808	80
		185
Thailand (3.0%)
Bangkok Dusit Medical Services PCL (Foreign)	70,100	40
Central Pattana PCL (Foreign)	22,400	46
PTT PCL (Foreign)	5,100	55
Sino-Thai Engineering & Construction PCL (Foreign)	35,300	29
		170
United States (1.5%)
MercadoLibre, Inc.	334	84
Vietnam (1.3%)
Saigon Beer Alcohol Beverage Corp.	1,630	15
Vietjet Aviation JSC	5,660	31
Vietnam Dairy Products JSC	3,610	25
		71
Total Common Stocks (Cost $4,177)		4,681

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Participation Notes (2.7%)
Vietnam (2.7%)
Bank for Foreign Trade of Vietnam JSC, Equity Linked Notes, expires 12/17/18 (a)	24,974	$42
Vietnam Dairy Products JSC, Equity Linked Notes, expires 11/20/20 (a)	16,380	114
Total Participation Notes (Cost $143)		156
Investment Company (4.6%)
India (4.6%)
iShares MSCI India ETF (Cost $265)	8,204	263
Short-Term Investment (8.4%)
Investment Company (8.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $477)	476,555	477
Total Investments (97.7%) (Cost $5,062) (b)(c)		5,577
Other Assets in Excess of Liabilities (2.3%)		132
Net Assets (100.0%)		$5,709

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with an open futures contract.

(c)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $589,000 and the aggregate gross unrealized depreciation is approximately $74,000, resulting in net unrealized appreciation of approximately $515,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

Futures Contract:

The Fund had the following futures contract open at June 30, 2017:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Depreciation (000)
Long:
SGX NIFTY 50 (India)	23	$438	Jul-17	$(2)

Portfolio Composition

Classification	Percentage of Total Investments
Other*	49.2%
Banks	37.3
Short-Term Investment	8.5
Food Products	5.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open long futures contract with an underlying face amount of approximately $438,000 with unrealized depreciation of approximately $2,000.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Breakout Nations Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,585)	$5,100
Investment in Security of Affiliated Issuer, at Value (Cost $477)	477
Total Investments in Securities, at Value (Cost $5,062)	5,577
Foreign Currency, at Value (Cost $7)	7
Prepaid Offering Costs	69
Due from Adviser	60
Receivable for Variation Margin on Futures Contracts	56
Receivable for Investments Sold	41
Dividends Receivable	2
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	43
Total Assets	5,855
Liabilities:
Payable for Investments Purchased	122
Payable for Professional Fees	12
Payable for Offering Costs	5
Deferred Capital Gain Country Tax	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	5
Total Liabilities	146
Net Assets	$5,709
Net Assets Consist Of:
Paid-in-Capital	$5,000
Accumulated Undistributed Net Investment Income	33
Accumulated Net Realized Gain	165
Unrealized Appreciation (Depreciation) on:
Investments (Net of $2 of Deferred Capital Gain Country Tax)	513
Futures Contracts	(2)
Foreign Currency Translations	(—	@)
Net Assets	$5,709
CLASS I:
Net Assets	$5,675
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	497,000
Net Asset Value, Offering and Redemption Price Per Share	$11.42
CLASS A:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$11.39
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$12.02
CLASS C:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.35
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.42

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Breakout Nations Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$59
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	61
Expenses:
Offering Costs	74
Professional Fees	40
Advisory Fees (Note B)	24
Shareholder Reporting Fees	6
Registration Fees	5
Custodian Fees (Note F)	3
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Administration Fees (Note C)	2
Pricing Fees	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	— @
Other Expenses	8
Total Expenses	167
Expenses Reimbursed by Adviser (Note B)	(110)
Waiver of Advisory Fees (Note B)	(24)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	30
Net Investment Income	31
Realized Gain (Loss):
Investments Sold (Net of $1 of Capital Gain Country Tax)	110
Foreign Currency Transactions	(9)
Futures Contracts	77
Net Realized Gain	178
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $2)	437
Foreign Currency Translations	(— @)
Futures Contracts	(10)
Net Change in Unrealized Appreciation (Depreciation)	427
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	605
Net Increase in Net Assets Resulting from Operations	$636

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Breakout Nations Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Period from December 15, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$31	$1
Net Realized Gain (Loss)	178	(12)
Net Change in Unrealized Appreciation (Depreciation)	427	84
Net Increase in Net Assets Resulting from Operations	636	73
Capital Share Transactions:(1)
Class I:
Subscribed	—	4,970
Class A:
Subscribed	—	10
Class C:
Subscribed	—	10
Class IS:
Subscribed	—	10
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	—	5,000
Total Increase in Net Assets	636	5,073
Net Assets:
Beginning of Period	5,073	—
End of Period (Including Accumulated Undistributed Net Investment Income of $33 and $1)	$5,709	$5,073
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	497
Class A:
Shares Subscribed	—	1
Class C:
Shares Subscribed	—	1
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.06		0.00	(3)
Net Realized and Unrealized Gain	1.21		0.15
Total from Investment Operations	1.27		0.15
Net Asset Value, End of Period	$11.42		$10.15
Total Return (4)	12.51	%(6)	1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,675		$5,043
Ratio of Expenses to Average Net Assets (8)	1.11	%(5)(7)	1.09	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	1.13	%(5)(7)	0.67	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(7)	0.04	%(7)
Portfolio Turnover Rate	52	%(6)	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.06	%(7)	22.93	%(7)
Net Investment Loss to Average Net Assets	(3.82	)%(7)	(21.17	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.14		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.04		0.00	(3)
Net Realized and Unrealized Gain	1.21		0.14
Total from Investment Operations	1.25		0.14
Net Asset Value, End of Period	$11.39		$10.14
Total Return (4)	12.33	%(6)	1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10
Ratio of Expenses to Average Net Assets (8)	1.53	%(5)(7)	1.51	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.71	%(5)(7)	0.24	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(7)	0.04	%(7)
Portfolio Turnover Rate	52	%(6)	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.71	%(7)	37.02	%(7)
Net Investment Loss to Average Net Assets	(17.47	)%(7)	(35.27	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.14		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.00	)(3)	(0.00	)(3)
Net Realized and Unrealized Gain	1.21		0.14
Total from Investment Operations	1.21		0.14
Net Asset Value, End of Period	$11.35		$10.14
Total Return (4)	11.93	%(6)	1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10
Ratio of Expenses to Average Net Assets (8)	2.29	%(5)(7)	2.26	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.05	)%(5)(7)	(0.50	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.04	%(7)
Portfolio Turnover Rate	52	%(6)	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	20.49	%(7)	37.76	%(7)
Net Investment Loss to Average Net Assets	(18.25	)%(7)	(36.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.06		0.00	(3)
Net Realized and Unrealized Gain	1.21		0.15
Total from Investment Operations	1.27		0.15
Net Asset Value, End of Period	$11.42		$10.15
Total Return (4)	12.51	%(6)	1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets (8)	1.08	%(5)(7)	1.06	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	1.15	%(5)(7)	0.70	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(7)	0.04	%(7)
Portfolio Turnover Rate	52	%(6)	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.44	%(7)	36.76	%(7)
Net Investment Loss to Average Net Assets	(17.21	)%(7)	(35.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Breakout Nations Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan

13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$31	$—	$—	$31
Automobiles	103	—	—	103
Banks	2,036	—	—	2,036
Beverages	113	—	—	113
Capital Markets	100	—	—	100
Chemicals	41	—	—	41
Construction & Engineering	—	29	—	29
Construction Materials	236	—	—	236
Diversified Telecommunication Services	104	—	—	104
Electric Utilities	74	—	—	74
Electrical Equipment	28	—	—	28
Food & Staples Retailing	143	—	—	143
Food Products	166	—	—	166
Health Care Providers & Services	66	40	—	106
Hotels, Restaurants & Leisure	100	—	—	100
Household Products	84	—	—	84
Industrial Conglomerates	212	—	—	212
Insurance	27	—	—	27
Internet Software & Services	84	—	—	84
Multi-Line Retail	54	—	—	54
Oil, Gas & Consumable Fuels	169	55	—	224
Pharmaceuticals	111	—	—	111
Real Estate Management & Development	92	46	—	138
Software	43	—	—	43
Textiles, Apparel & Luxury Goods	166	—	—	166
Transportation Infrastructure	41	—	—	41
Wireless Telecommunication Services	87	—	—	87
Total Common Stocks	4,511	170	—	4,681
Participation Notes	—	156	—	156
Investment Company	263	—	—	263
Short-Term Investment
Investment Company	477	—	—	477
Total Assets	5,251	326	—	5,577
Liabilities:
Futures Contract	(2)	—	—	(2)
Total	$5,249	$326	$—	$5,575

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Future Contract	Variation Margin on Future Contract	Equity Risk	$(2)(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$77
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$(10)

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$1,030,000

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended June 30, 2017, approximately $24,000 of advisory fees were waived and approximately $113,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $2,794,000 and $2,439,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$749	$951	$1,223	$2	$477

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the fiscal 2016.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1	$(1)	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3	$—

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $13,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which includes a breakpoint. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

26

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMBONSAN
1858080 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Investment Advisory Agreement Approval	30
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$1,078.60	$1,020.68	$4.28	$4.16	0.83%
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	1,076.60	1,018.84	6.18	6.01	1.20
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	1,074.90	1,017.60	7.46	7.25	1.45
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	1,072.50	1,015.12	10.02	9.74	1.95
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	1,079.70	1,020.73	4.23	4.11	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (95.0%)
Argentina (10.5%)
Corporate Bonds (9.2%)
Banco Macro SA,
17.50%, 5/8/22 (a)	ARS	1,080	$63
Capex SA,
6.88%, 5/15/24 (a)		$300	304
IRSA Propiedades Comerciales SA,
8.75%, 3/23/23 (a)		100	113
Province of Santa Fe,
6.90%, 11/1/27 (a)		150	150
Provincia de Buenos Aires,
24.08%, 5/31/22 (a)(b)	ARS	4,540	273
Provincia de Cordoba,
7.13%, 8/1/27 (a)		$180	180
7.45%, 9/1/24 (a)		170	177
Provincia de Entre Rios Argentina,
8.75%, 2/8/25 (a)		230	237
Provincia de Mendoza Argentina,
24.63%, 6/9/21 (b)	ARS	3,570	219
Provincia del Chaco Argentina,
9.38%, 8/18/24 (a)		$240	238
YPF SA,
8.88%, 12/19/18		310	333
			2,287
Sovereign (1.3%)
Aeropuertos Argentina 2000 SA,
6.88%, 2/1/27 (a)		180	187
Argentine Bonos del Tesoro,
18.20%, 10/3/21	ARS	634	40
Argentine Republic Government International Bond,
7.13%, 6/28/17 (a)		$100	91
			318
			2,605
Brazil (7.8%)
Corporate Bonds (3.8%)
Cosan Luxembourg SA,
7.00%, 1/20/27 (a)		240	247
Petrobras Global Finance BV,
6.13%, 1/17/22		66	68
7.38%, 1/17/27		220	233
QGOG Constellation SA,
6.25%, 11/9/19		200	145
Rumo Luxembourg Sarl,
7.38%, 2/9/24 (a)		245	252
			945
Sovereign (4.0%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21	BRL	3,470	998
			1,943
	Face Amount (000)		Value (000)
Chile (1.7%)
Corporate Bonds (1.7%)
Cencosud SA,
4.88%, 1/20/23		$200	$215
Latam Finance Ltd.,
6.88%, 4/11/24 (a)		200	204
			419
Colombia (4.9%)
Corporate Bond (2.0%)
Millicom International Cellular SA,
6.00%, 3/15/25		485	511
Sovereign (2.9%)
Colombia Government International Bond,
5.00%, 6/15/45		266	269
Colombian TES,
7.00%, 5/4/22	COP	302,700	104
7.75%, 9/18/30		30,000	11
10.00%, 7/24/24		847,300	340
			724
			1,235
Dominican Republic (1.3%)
Corporate Bond (0.9%)
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It, (Units)
7.95%, 5/11/26 (a)(c)		$200	218
Sovereign (0.4%)
Dominican Republic International Bond,
6.88%, 1/29/26 (a)		100	112
			330
Ecuador (1.6%)
Sovereign (1.6%)
Ecuador Government International Bond,
8.75%, 6/2/23 (a)		200	197
10.75%, 3/28/22 (a)		200	214
			411
Egypt (0.8%)
Sovereign (0.8%)
Egypt Government International Bond,
6.13%, 1/31/22 (a)		200	205
El Salvador (0.3%)
Sovereign (0.3%)
El Salvador Government International Bond,
8.63%, 2/28/29 (a)		80	83
Georgia (0.8%)
Corporate Bond (0.8%)
Bank of Georgia JSC,
11.00%, 6/1/20 (a)	GEL	500	211

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Ghana (1.0%)
Sovereign (1.0%)
Ghana Government International Bond,
10.75%, 10/14/30		$200	$248
Guatemala (0.8%)
Sovereign (0.8%)
Guatemala Government Bond,
4.50%, 5/3/26 (a)		200	202
Honduras (0.6%)
Sovereign (0.6%)
Honduras Government International Bond,
6.25%, 1/19/27 (a)		150	156
Hungary (1.0%)
Sovereign (1.0%)
Hungary Government Bond,
3.00%, 6/26/24	HUF	64,250	247
5.50%, 6/24/25		970	4
			251
India (0.8%)
Corporate Bond (0.8%)
Greenko Investment Co.,
4.88%, 8/16/23 (a)		$200	195
Indonesia (7.6%)
Corporate Bonds (3.0%)
Jababeka International BV,
6.50%, 10/5/23 (a)		260	270
MPM Global Pte Ltd.,
6.75%, 9/19/19		450	468
			738
Sovereign (4.6%)
Indonesia Treasury Bond,
8.75%, 5/15/31	IDR	1,310,000	111
9.00%, 3/15/29		12,090,000	1,035
			1,146
			1,884
Jamaica (2.2%)
Corporate Bond (1.7%)
Digicel Group Ltd.,
8.25%, 9/30/20		$460	432
Sovereign (0.5%)
Jamaica Government International Bond,
8.00%, 3/15/39		100	118
			550
Kazakhstan (1.4%)
Corporate Bond (1.4%)
Zhaikmunai LLP,
7.13%, 11/13/19		350	355
	Face Amount (000)		Value (000)
Malaysia (2.3%)
Sovereign (2.3%)
Malaysia Government Bond,
3.66%, 10/15/20	MYR	137	$32
3.96%, 9/15/25		1,489	345
4.16%, 7/15/21		215	51
4.18%, 7/15/24		124	29
4.23%, 6/30/31		246	56
4.50%, 4/15/30		249	59
			572
Mexico (11.4%)
Sovereign (11.4%)
Comision Federal de Electricidad,
4.75%, 2/23/27 (a)		$200	206
Mexican Bonos, Series M
6.50%, 6/10/21	MXN	20,950	1,151
7.50%, 6/3/27		7,187	417
7.75%, 5/29/31		765	45
8.00%, 6/11/20 - 12/7/23		7,672	443
10.00%, 12/5/24		1,388	91
Petroleos Mexicanos,
3.50%, 1/30/23		$79	76
6.50%, 3/13/27 (a)		130	140
6.88%, 8/4/26		260	289
			2,858
Mongolia (2.7%)
Sovereign (2.7%)
Mongolia Government International Bond,
8.75%, 3/9/24 (a)		200	220
10.88%, 4/6/21		400	458
			678
Nigeria (4.0%)
Corporate Bonds (2.3%)
United Bank for Africa PLC,
7.75%, 6/8/22 (a)		340	329
Zenith Bank PLC,
6.25%, 4/22/19		240	242
			571
Sovereign (1.7%)
Nigeria Government International Bond,
6.38%, 7/12/23		200	206
7.88%, 2/16/32 (a)		200	218
			424
			995
Panama (0.9%)
Sovereign (0.9%)
Aeropuerto Internacional de Tocumen SA,
5.63%, 5/18/36 (a)		200	212

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Paraguay (1.6%)
Sovereign (1.6%)
Paraguay Government International Bond,
4.70%, 3/27/27 (a)		$400	$411
Peru (1.8%)
Sovereign (1.8%)
Peruvian Government International Bond, (Units)
6.35%, 8/12/28 (c)	PEN	569	186
6.35%, 8/12/28 (a)(c)		130	43
6.95%, 8/12/31 (c)		614	210
			439
Philippines (2.0%)
Corporate Bond (2.0%)
Petron Corp.,
7.50%, 8/6/18 (b)(d)		$480	503
Poland (3.3%)
Sovereign (3.3%)
Poland Government Bond,
3.25%, 7/25/25	PLN	1,584	431
4.00%, 10/25/23		915	263
5.75%, 10/25/21 - 9/23/22		400	123
			817
Russia (3.9%)
Sovereign (3.9%)
Russian Federal Bond — OFZ,
6.40%, 5/27/20	RUB	12,325	202
7.00%, 1/25/23 - 8/16/23		23,641	387
7.60%, 7/20/22		16,800	283
7.75%, 9/16/26		5,771	99
			971
Senegal (0.8%)
Sovereign (0.8%)
Senegal Government International Bond,
6.25%, 5/23/33 (a)		$200	203
South Africa (4.2%)
Corporate Bond (0.9%)
Stillwater Mining Co.,
7.13%, 6/27/25 (a)		220	217
Sovereign (3.3%)
South Africa Government Bond,
6.75%, 3/31/21	ZAR	1,170	87
8.00%, 1/31/30		9,841	681
10.50%, 12/21/26		600	51
			819
			1,036
Tanzania, United Republic of (0.8%)
Corporate Bond (0.8%)
HTA Group Ltd.,
9.13%, 3/8/22 (a)		$200	203
	Face Amount (000)		Value (000)
Thailand (1.2%)
Sovereign (1.2%)
Thailand Government Bond,
3.63%, 6/16/23	THB	4,440	$141
4.88%, 6/22/29		4,500	160
			301
Turkey (1.8%)
Sovereign (1.8%)
Turkey Government Bond,
7.10%, 3/8/23	TRY	955	234
8.00%, 3/12/25		503	127
10.40%, 3/20/24		290	83
			444
Ukraine (2.0%)
Sovereign (2.0%)
Ukraine Government International Bond,
7.75%, 9/1/22		$500	504
United Arab Emirates (1.9%)
Corporate Bond (1.9%)
MAF Global Securities Ltd.,
7.13%, 10/29/18 (b)(d)		450	471
Uruguay (0.5%)
Sovereign (0.5%)
Uruguay Government International Bond,
9.88%, 6/20/22 (a)	UYU	3,400	123
Venezuela (1.8%)
Sovereign (1.8%)
Petroleos de Venezuela SA,
6.00%, 11/15/26		$1,222	455
Zambia (1.0%)
Sovereign (1.0%)
Zambia Government International Bond,
8.50%, 4/14/24		230	241
Total Fixed Income Securities (Cost $23,099)			23,720
	No. of Warrants
Warrant (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (b)(e) (Cost $—)		495	3

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Shares		Value (000)
Short-Term Investments (2.1%)
Investment Company (1.0%)
United States (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $239)		238,815	$239
	Face Amount (000)
Egypt (1.0%)
Sovereign (1.0%)
Egypt Treasury Bill,
18.70%, 9/12/17 (f) (Cost $248)	EGP	4,550	243
U.S. Treasury Security (0.1%)
U.S. Treasury Bill,
1.19%, 4/26/18 (f)(g) (Cost $30)		$30	30
Total Short-Term Investments (Cost $517)			512
Total Investments (97.1%) (Cost $23,616) (h)(i)			24,235
Other Assets in Excess of Liabilities (2.9%)			735
Net Assets (100.0%)			$24,970

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2017.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of June 30, 2017.

(e)  Security has been deemed illiquid at June 30, 2017.

(f)  Rate shown is the yield to maturity at June 30, 2017.

(g)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(h)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.

(i)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $986,000 and the aggregate gross unrealized depreciation is approximately $367,000, resulting in net unrealized appreciation of approximately $619,000.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2017:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	EUR	135			$152		7/3/17	$(3)
JPMorgan Chase Bank NA	EUR	101			$113		7/3/17	(3)
JPMorgan Chase Bank NA	IDR	3,229,000			$242		7/3/17	(1)
JPMorgan Chase Bank NA	IDR	1,600,000			$120		7/3/17	—	@
JPMorgan Chase Bank NA	IDR	1,629,000			$122		7/3/17	—	@
JPMorgan Chase Bank NA	MYR	600			$140		7/3/17	(—	@)
JPMorgan Chase Bank NA	MYR	600			$140		7/3/17	(—	@)
JPMorgan Chase Bank NA	PEN	—	@		$—	@	7/3/17	(—	@)
JPMorgan Chase Bank NA	PEN	—	@		$—	@	7/3/17	(—	@)
JPMorgan Chase Bank NA		$141		EUR	125		7/3/17	2
JPMorgan Chase Bank NA		$126		EUR	111		7/3/17	—	@
JPMorgan Chase Bank NA		$120		IDR	1,600,000		7/3/17	(—	@)
JPMorgan Chase Bank NA		$242		IDR	3,229,000		7/3/17	(—	@)
JPMorgan Chase Bank NA		$122		IDR	1,629,000		7/3/17	(—	@)
JPMorgan Chase Bank NA		$140		MYR	600		7/3/17	(—	@)
JPMorgan Chase Bank NA		$140		MYR	600		7/3/17	—	@
JPMorgan Chase Bank NA		$—	@	PEN	—	@	7/3/17	—	@
JPMorgan Chase Bank NA		$—	@	PEN	—	@	7/3/17	—	@
JPMorgan Chase Bank NA	BRL	300			$90		7/5/17	(—	@)
JPMorgan Chase Bank NA	BRL	113			$34		7/5/17	—	@
JPMorgan Chase Bank NA	BRL	330			$100		7/5/17	—	@
JPMorgan Chase Bank NA	BRL	143			$44		7/5/17	—	@
JPMorgan Chase Bank NA	PLN	334			$90		7/5/17	(—	@)
JPMorgan Chase Bank NA		$99		BRL	330		7/5/17	1
JPMorgan Chase Bank NA		$34		BRL	113		7/5/17	(—	@)
JPMorgan Chase Bank NA		$43		BRL	143		7/5/17	(—	@)
JPMorgan Chase Bank NA		$91		BRL	300		7/5/17	(—	@)
JPMorgan Chase Bank NA		$90		PLN	334		7/5/17	1
JPMorgan Chase Bank NA	CLP	43,600			$66		7/7/17	—	@
JPMorgan Chase Bank NA	CLP	91,900			$139		7/7/17	—	@
JPMorgan Chase Bank NA		$202		CLP	135,500		7/7/17	2
JPMorgan Chase Bank NA	ARS	48			$3		7/10/17	—	@
JPMorgan Chase Bank NA	RUB	30,764			$537		7/10/17	16
JPMorgan Chase Bank NA		$3		ARS	48		7/10/17	(—	@)
JPMorgan Chase Bank NA		$521		RUB	30,764		7/10/17	1
JPMorgan Chase Bank NA		$304		THB	10,350		7/11/17	—
JPMorgan Chase Bank NA	COP	295,000			$100		7/13/17	4
JPMorgan Chase Bank NA		$84		COP	247,500		7/13/17	(3)
JPMorgan Chase Bank NA		$80		COP	242,000		7/13/17	(1)
JPMorgan Chase Bank NA		$124		INR	8,000		7/13/17	(—	@)
JPMorgan Chase Bank NA		$304		TRY	1,078		7/14/17	1
JPMorgan Chase Bank NA	MXN	22,264			$1,229		7/17/17	5
JPMorgan Chase Bank NA		$475		CZK	11,060		7/17/17	9
JPMorgan Chase Bank NA		$114		HUF	31,479		7/24/17	3
JPMorgan Chase Bank NA		$183		RON	753		7/24/17	6
JPMorgan Chase Bank NA	ZAR	2,411			$184		7/24/17	(—	@)
JPMorgan Chase Bank NA		$—	@	PEN	—	@	7/26/17	—	@
JPMorgan Chase Bank NA	EUR	111			$127		7/31/17	(—	@)
JPMorgan Chase Bank NA	IDR	1,629,000			$122		7/31/17	—	@
JPMorgan Chase Bank NA	RUB	30,764			$518		7/31/17	(1)
JPMorgan Chase Bank NA		$139		CLP	91,900		7/31/17	(—	@)
JPMorgan Chase Bank NA		$139		MYR	600		7/31/17	—	@
JPMorgan Chase Bank NA	BRL	113			$34		8/2/17	—	@
JPMorgan Chase Bank NA		$90		PLN	334		8/3/17	—	@
JPMorgan Chase Bank NA	CNY	1,700			$245		8/18/17	(5)
JPMorgan Chase Bank NA	EGP	4,165			$222		9/20/17	(3)
JPMorgan Chase Bank NA		$163		EGP	3,000		9/20/17	(1)
								$30
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Futures Contracts:

The Fund had the following futures contracts open at June 30, 2017:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
German Euro BOBL (Germany)	2	$(301)	Sep-17	$3
German Euro Bund (Germany)	1	(185)	Sep-17	3
				$6

@    Value is less than $500.

ARS  —  Argentine Peso

BRL  —  Brazilian Real

CLP  —  Chilean Peso

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

EGP  —  Egyptian Pound

EUR  —  Euro

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

INR  —  Indian Rupee

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

UYU  —  Uruguay Peso

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	63.7%
Corporate Bonds	34.2
Other*	2.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $486,000 with total unrealized appreciation of approximately $6,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $30,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $23,377)	$23,996
Investment in Security of Affiliated Issuer, at Value (Cost $239)	239
Total Investments in Securities, at Value (Cost $23,616)	24,235
Foreign Currency, at Value (Cost $163)	163
Interest Receivable	511
Receivable for Investments Sold	220
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	51
Due from Adviser	17
Receivable for Variation Margin on Futures Contracts	13
Tax Reclaim Receivable	2
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Receivable for Fund Shares Sold	—	@
Other Assets	75
Total Assets	25,287
Liabilities:
Payable for Investments Purchased	180
Payable for Custodian Fees	34
Payable for Professional Fees	32
Deferred Capital Gain Country Tax	28
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	21
Payable for Directors' Fees and Expenses	8
Payable for Administration Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	12
Total Liabilities	317
Net Assets	$24,970
Net Assets Consist of:
Paid-in-Capital	$29,104
Undistributed Net Investment Income	408
Accumulated Net Realized Loss	(5,185)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $12 of Deferred Capital Gain Country Tax)	607
Futures Contracts	6
Foreign Currency Forward Exchange Contracts	30
Foreign Currency Translations	—	@
Net Assets	$24,970

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$22,111
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,284,366
Net Asset Value, Offering and Redemption Price Per Share	$9.68
CLASS A:
Net Assets	$1,009
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	104,387
Net Asset Value, Redemption Price Per Share	$9.66
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.43
Maximum Offering Price Per Share	$10.09
CLASS L:
Net Assets	$812
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	84,233
Net Asset Value, Offering and Redemption Price Per Share	$9.64
CLASS C:
Net Assets	$274
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,434
Net Asset Value, Offering and Redemption Price Per Share	$9.63
CLASS IS:
Net Assets	$764
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	78,874
Net Asset Value, Offering and Redemption Price Per Share	$9.69

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$899
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	901
Expenses:
Advisory Fees (Note B)	90
Professional Fees	56
Custodian Fees (Note F)	27
Registration Fees	20
Administration Fees (Note C)	10
Shareholder Reporting Fees	7
Pricing Fees	6
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Directors' Fees and Expenses	2
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	8
Total Expenses	235
Waiver of Advisory Fees (Note B)	(90)
Expenses Reimbursed by Adviser (Note B)	(38)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	103
Net Investment Income	798
Realized Gain (Loss):
Investments Sold (Net of $8 of Capital Gain Country Tax)	74
Foreign Currency Forward Exchange Contracts	(123)
Foreign Currency Transactions	12
Futures Contracts	(5)
Swap Agreements	5
Net Realized Loss	(37)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $2)	989
Foreign Currency Forward Exchange Contracts	40
Foreign Currency Translations	2
Futures Contracts	10
Net Change in Unrealized Appreciation (Depreciation)	1,041
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,004
Net Increase in Net Assets Resulting from Operations	$1,802

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$798	$1,703
Net Realized Loss	(37)	(124)
Net Change in Unrealized Appreciation (Depreciation)	1,041	1,157
Net Increase in Net Assets Resulting from Operations	1,802	2,736
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(225)	(1,221)
Class A:
Net Investment Income	(10)	(62)
Class L:
Net Investment Income	(7)	(43)
Class C:
Net Investment Income	(2)	(11)
Class IS:
Net Investment Income	(8)	(43)
Total Distributions	(252)	(1,380)
Capital Share Transactions:(1)
Class I:
Subscribed	741	541
Distributions Reinvested	28	144
Redeemed	(361)	(760)
Class A:
Subscribed	69	195
Distributions Reinvested	8	51
Redeemed	(106)	(443)
Class L:
Distributions Reinvested	7	38
Redeemed	(22)	(42)
Class C:
Subscribed	32	2
Distributions Reinvested	2	10
Redeemed	—	(2)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	398	(266)
Redemption Fees	— @	— @
Total Increase in Net Assets	1,948	1,090
Net Assets:
Beginning of Period	23,022	21,932
End of Period (Including Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $408 and $(138), respectively)	$24,970	$23,022

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	78	58
Shares Issued on Distributions Reinvested	3	16
Shares Redeemed	(39)	(85)
Net Increase (Decrease) in Class I Shares Outstanding	42	(11)
Class A:
Shares Subscribed	7	21
Shares Issued on Distributions Reinvested	1	6
Shares Redeemed	(11)	(49)
Net Decrease in Class A Shares Outstanding	(3)	(22)
Class L:
Shares Issued on Distributions Reinvested	1	4
Shares Redeemed	(3)	(4)
Net Decrease in Class L Shares Outstanding	(2)	(— @@)
Class C:
Shares Subscribed	4	— @@
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	—	(— @@)
Net Increase in Class C Shares Outstanding	4	1

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from May 24, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$9.07		$8.53		$9.22		$9.40		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.31		0.67		0.52		0.51		0.53		0.30
Net Realized and Unrealized Gain (Loss)	0.40		0.42		(0.68)		(0.19)		(1.50)		1.18
Total from Investment Operations	0.71		1.09		(0.16)		0.32		(0.97)		1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.55)		(0.53)		(0.50)		(0.48)		(0.30)
Net Realized Gain	(0.00	)(4)	—		—		—		(0.26)		(0.07)
Total Distributions	(0.10)		(0.55)		(0.53)		(0.50)		(0.74)		(0.37)
Redemption Fees	—		0.00	(4)	0.00	(4)	—		0.00	(4)	—
Net Asset Value, End of Period	$9.68		$9.07		$8.53		$9.22		$9.40		$11.11
Total Return (5)	7.86	%(8)	12.80%		(1.83)%		3.38%		(8.79)%		14.83	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,111		$20,332		$19,219		$18,492		$19,400		$22,597
Ratio of Expenses to Average Net Assets (10)	0.83	%(6)(9)	0.84	%(6)	0.83	%(6)	0.83	%(6)	0.84	%(6)	0.84	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	6.70	%(6)(9)	7.32	%(6)	5.74	%(6)	5.23	%(6)	5.14	%(6)	4.63	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	43	%(8)	116%		111%		95%		94%		29	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90	%(9)	2.03%		1.82%		1.91%		2.15%		2.02	%(9)
Net Investment Income to Average Net Assets	5.63	%(9)	6.13%		4.75%		4.15%		3.83%		3.45	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from May 24, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$9.06		$8.52		$9.21		$9.40		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.30		0.64		0.50		0.47		0.49		0.29
Net Realized and Unrealized Gain (Loss)	0.39		0.42		(0.69)		(0.19)		(1.49)		1.17
Total from Investment Operations	0.69		1.06		(0.19)		0.28		(1.00)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.52)		(0.50)		(0.47)		(0.45)		(0.28)
Net Realized Gain	—		—		—		—		(0.26)		(0.07)
Total Distributions	(0.09)		(0.52)		(0.50)		(0.47)		(0.71)		(0.35)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—		0.00	(4)	—
Net Asset Value, End of Period	$9.66		$9.06		$8.52		$9.21		$9.40		$11.11
Total Return (5)	7.66	%(9)	12.53%		(2.14)%		2.90%		(9.05)%		14.66	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,009		$972		$1,103		$291		$196		$111
Ratio of Expenses to Average Net Assets (11)	1.20	%(6)(10)	1.09	%(6)	1.20	%(6)	1.20	%(6)	1.14	%(6)(7)	1.09	%(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	6.31	%(6)(10)	7.03	%(6)	5.61	%(6)	4.88	%(6)	4.88	%(6)	4.38	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	43	%(9)	116%		111%		95%		94%		29	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.36	%(10)	2.28%		2.49%		2.85%		2.76%		2.27	%(10)
Net Investment Income to Average Net Assets	5.15	%(10)	5.84%		4.32%		3.23%		3.26%		3.20	%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from May 24, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$9.05		$8.51		$9.22		$9.39		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.28		0.62		0.49		0.45		0.47		0.25
Net Realized and Unrealized Gain (Loss)	0.40		0.41		(0.72)		(0.18)		(1.51)		1.18
Total from Investment Operations	0.68		1.03		(0.23)		0.27		(1.04)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.49)		(0.48)		(0.44)		(0.42)		(0.25)
Net Realized Gain	—		—		—		—		(0.26)		(0.07)
Total Distributions	(0.09)		(0.49)		(0.48)		(0.44)		(0.68)		(0.32)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—		0.00	(4)	—
Net Asset Value, End of Period	$9.64		$9.05		$8.51		$9.22		$9.39		$11.11
Total Return (5)	7.49	%(9)	12.15%		(2.53)%		2.85%		(9.41)%		14.33	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$812		$777		$735		$98		$100		$111
Ratio of Expenses to Average Net Assets (11)	1.45	%(6)(10)	1.45	%(6)	1.45	%(6)	1.45	%(6)	1.41	%(6)(7)	1.59	%(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	6.07	%(6)(10)	6.70	%(6)	5.44	%(6)	4.62	%(6)	4.57	%(6)	3.88	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	43	%(9)	116%		111%		95%		94%		29	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.65	%(10)	2.78%		2.94%		4.10%		3.07%		2.77	%(10)
Net Investment Income to Average Net Assets	4.87	%(10)	5.37%		3.95%		1.97%		2.91%		2.70	%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.05		$8.52		$9.52
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.26		0.54		0.32
Net Realized and Unrealized Gain (Loss)	0.39		0.43		(0.97)
Total from Investment Operations	0.65		0.97		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.44)		(0.35)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$9.63		$9.05		$8.52
Total Return (5)	7.25	%(8)	11.60%		(6.95	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$274		$225		$202
Ratio of Expenses to Average Net Assets (10)	1.95	%(6)(9)	1.95	%(6)	1.95	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	5.46	%(6)(9)	5.87	%(6)	5.34	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	43	%(8)	116%		111%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.72	%(9)	3.97%		6.28	%(9)
Net Investment Income to Average Net Assets	3.69	%(9)	3.85%		1.01	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$9.07		$8.53		$9.22		$9.40		$9.65
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.31		0.67		0.50		0.51		0.15
Net Realized and Unrealized Gain (Loss)	0.41		0.42		(0.66)		(0.19)		0.04
Total from Investment Operations	0.72		1.09		(0.16)		0.32		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.55)		(0.53)		(0.50)		(0.24)
Net Realized Gain	—		—		—		—		(0.20)
Total Distributions	(0.10)		(0.55)		(0.53)		(0.50)		(0.44)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—		0.00	(4)
Net Asset Value, End of Period	$9.69		$9.07		$8.53		$9.22		$9.40
Total Return (5)	7.97	%(9)	12.81%		(1.83)%		3.39%		1.92	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$764		$716		$673		$10		$10
Ratio of Expenses to Average Net Assets (11)	0.82	%(6)(10)	0.82	%(6)	0.82	%(6)	0.82	%(6)	0.81	%(6)(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	6.71	%(6)(10)	7.33	%(6)	5.45	%(6)	5.25	%(6)	5.36	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	43	%(9)	116%		111%		95%		94%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.12	%(10)	2.25%		1.86%		21.21%		7.70	%(10)
Net Investment Income (Loss) to Average Net Assets	5.41	%(10)	5.90%		4.41%		(15.14)%		(1.53	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expeses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio. The Fund seeks high total return.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the" Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$8,276	$—	$8,276
Sovereign	—	15,444	—	15,444
Total Fixed Income Securities	—	23,720	—	23,720
Warrant	—	3	—	3
Short-Term Investments
Investment Company	239	—	—	239
Sovereign	—	243	—	243
U.S. Treasury Security	—	30	—	30
Total Short-Term Investments	239	273	—	512
Foreign Currency Forward Exchange Contracts	—	51	—	51
Futures Contracts	6	—	—	6
Total Assets	245	24,047	—	24,292
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(21)	—	(21)
Total	$245	$24,026	$—	$24,271

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

As of June 30, 2017, the Fund did not have any open swap agreements.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$51
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	6 (a)
Total			$57
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(21)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(123)
Interest Rate Risk	Futures Contracts	(5)
Interest Rate Risk	Swap Agreements	5
	Total	$(123)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$40
Interest Rate Risk	Futures Contracts	10
	Total	$50

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$51	$(21)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$51	$(21)	$—	$30
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$21	$(21)	$—	$0

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$6,611,000
Futures Contracts:
Average monthly original value	$260,000
Swap Agreements:
Average monthly notional amount	$105,000

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $90,000 of advisory fees were waived and approximately $41,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $11,016,000 and $9,868,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$1,125	$6,693	$7,579	$2	$239

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,380	$—	$1,646	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(348)	$348	$—

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $1,383,000 and long-term capital losses of approximately $3,723,000 that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2016, the Fund had utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $583,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$7	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and three-year periods and the period since the end of May 2012, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and its actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDSAN
1858074 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	14
Investment Advisory Agreement Approval	21
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$1,177.80	$1,019.34	$5.94	$5.51	1.10%
Emerging Markets Leaders Portfolio Class A	1,000.00	1,174.80	1,017.16	8.30	7.70	1.54
Emerging Markets Leaders Portfolio Class C	1,000.00	1,171.00	1,013.44	12.33	11.43	2.29
Emerging Markets Leaders Portfolio Class IS	1,000.00	1,177.80	1,019.39	5.89	5.46	1.09

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (94.7%)
Belgium (4.8%)
Anheuser-Busch InBev N.V.	37,439	$4,135
Brazil (1.3%)
Banco Bradesco SA (Preference)	127,930	1,087
China (8.5%)
Alibaba Group Holding Ltd. ADR (a)	12,241	1,725
Tencent Holdings Ltd. (b)	155,700	5,568
		7,293
Czech Republic (2.7%)
Komercni Banka AS	57,874	2,318
Germany (2.3%)
Adidas AG	10,425	1,997
Hong Kong (10.3%)
AIA Group Ltd.	550,800	4,025
Samsonite International SA	1,147,200	4,790
		8,815
Hungary (2.6%)
OTP Bank PLC	66,251	2,217
India (13.2%)
Apollo Hospitals Enterprise Ltd. (a)	126,981	2,504
Colgate-Palmolive India Ltd.	149,031	2,561
Crompton Greaves Consumer Electricals Ltd. (a)	198,256	695
Godrej Consumer Products Ltd. (a)	43,339	649
Godrej Consumer Products Ltd.	45,296	678
Ipca Laboratories Ltd. (a)	157,900	1,203
LIC Housing Finance Ltd.	85,204	978
Marico Ltd.	417,179	2,029
		11,297
Indonesia (6.3%)
Bank Mandiri Persero Tbk PT	3,765,700	3,603
Sumber Alfaria Trijaya Tbk PT	41,083,391	1,757
		5,360
Korea, Republic of (7.1%)
CJ CGV Co., Ltd.	27,030	1,739
Hanssem Co., Ltd.	14,575	2,344
Osstem Implant Co., Ltd. (a)	42,576	1,950
		6,033
Mexico (9.3%)
Alsea SAB de CV	476,765	1,807
Fomento Economico Mexicano SAB de CV ADR	35,320	3,474
Grupo Financiero Banorte SAB de CV Series O	418,466	2,655
		7,936
Peru (3.7%)
Credicorp Ltd.	17,679	3,171
Poland (3.5%)
Eurocash SA	121,071	1,013
Jeronimo Martins SGPS SA	102,344	1,997
		3,010
	Shares	Value (000)
South Africa (6.8%)
Famous Brands Ltd.	358,275	$3,451
Life Healthcare Group Holdings Ltd.	1,193,583	2,340
		5,791
Switzerland (3.6%)
DKSH Holding AG	37,262	3,025
Taiwan (8.7%)
Advantech Co., Ltd.	53,898	382
King Slide Works Co., Ltd.	155,000	2,176
Poya International Co., Ltd.	181,420	2,302
Superalloy Industrial Co., Ltd.	187,292	911
Voltronic Power Technology Corp.	99,750	1,643
		7,414
Total Common Stocks (Cost $71,223)		80,899
Short-Term Investment (6.6%)
Investment Company (6.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,675)	5,674,722	5,675
Total Investments (101.3%) (Cost $76,898) (c)		86,574
Liabilities in Excess of Other Assets (–1.3%)		(1,151)
Net Assets (100.0%)		$85,423

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $10,591,000 and the aggregate gross unrealized depreciation is approximately $915,000, resulting in net unrealized appreciation of approximately $9,676,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.0%
Banks	17.4
Beverages	8.8
Internet Software & Services	8.4
Textiles, Apparel & Luxury Goods	7.8
Personal Products	6.8
Short-Term Investment	6.6
Hotels, Restaurants & Leisure	6.1
Health Care Providers & Services	5.6
Food & Staples Retailing	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $71,223)	$80,899
Investment in Security of Affiliated Issuer, at Value (Cost $5,675)	5,675
Total Investments in Securities, at Value (Cost $76,898)	86,574
Foreign Currency, at Value (Cost $158)	157
Tax Reclaim Receivable	115
Dividends Receivable	100
Receivable for Fund Shares Sold	14
Receivable from Affiliate	3
Other Assets	71
Total Assets	87,034
Liabilities:
Payable for Investments Purchased	1,333
Deferred Capital Gain Country Tax	118
Payable for Advisory Fees	104
Payable for Professional Fees	26
Payable for Custodian Fees	17
Payable for Administration Fees	6
Payable for Fund Shares Redeemed	4
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	2
Total Liabilities	1,611
Net Assets	$85,423
Net Assets Consist Of:
Paid-in-Capital	$73,383
Accumulated Undistributed Net Investment Income	422
Accumulated Net Realized Gain	2,044
Unrealized Appreciation (Depreciation) on:
Investments (Net of $104 of Deferred Capital Gain Country Tax)	9,572
Foreign Currency Translations	2
Net Assets	$85,423

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$69,770
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,087,299
Net Asset Value, Offering and Redemption Price Per Share	$11.46
CLASS A:
Net Assets	$1,005
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	88,436
Net Asset Value, Redemption Price Per Share	$11.36
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$11.99
CLASS C:
Net Assets	$754
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	67,134
Net Asset Value, Offering and Redemption Price Per Share	$11.23
CLASS IS:
Net Assets	$13,894
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,212,301
Net Asset Value, Offering and Redemption Price Per Share	$11.46

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Leaders Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $145 of Foreign Taxes Withheld)	$1,192
Dividends from Security of Affiliated Issuer (Note G)	16
Total Investment Income	1,208
Expenses:
Advisory Fees (Note B)	443
Professional Fees	61
Custodian Fees (Note F)	39
Administration Fees (Note C)	39
Registration Fees	27
Shareholder Reporting Fees	5
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Directors' Fees and Expenses	3
Pricing Fees	3
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	13
Total Expenses	641
Waiver of Advisory Fees (Note B)	(90)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	544
Net Investment Income	664
Realized Gain (Loss):
Investments Sold	2,995
Foreign Currency Transactions	(28)
Net Realized Gain	2,967
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $104)	13,398
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	13,401
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	16,368
Net Increase in Net Assets Resulting from Operations	$17,032

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$664	$75
Net Realized Gain (Loss)	2,967	(363)
Net Change in Unrealized Appreciation (Depreciation)	13,401	(1,853)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,032	(2,141)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(22)
Paid-in-Capital	—	(7)
Class A:
Net Investment Income	—	(— @)
Paid-in-Capital	—	(— @)
Class C:
Net Investment Income	—	(— @)
Paid-in-Capital	—	(— @)
Class IS:
Net Investment Income	—	(21)
Paid-in-Capital	—	(27)
Total Distributions	—	(77)
Capital Share Transactions:(1)
Class I:
Subscribed	41,762	15,872
Distributions Reinvested	—	15
Redeemed	(3,675)	(4,035)
Class A:
Subscribed	369	1,426
Distributions Reinvested	—	— @
Redeemed	(312)	(691)
Class C:
Subscribed	71	508
Distributions Reinvested	—	— @
Redeemed	(8)	—
Class IS:
Subscribed	750	80,451
Distributions Reinvested	—	48
Redeemed	(86,228)	(5,300)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(47,271)	88,294
Redemption Fees	— @	— @
Total Increase (Decrease) in Net Assets	(30,239)	86,076
Net Assets:
Beginning of Period	115,662	29,586
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $422 and $(242), respectively)	$85,423	$115,662

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,825	1,602
Shares Issued on Distributions Reinvested	—	2
Shares Redeemed	(345)	(413)
Net Increase in Class I Shares Outstanding	3,480	1,191
Class A:
Shares Subscribed	33	137
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(30)	(71)
Net Increase in Class A Shares Outstanding	3	66
Class C:
Shares Subscribed	7	51
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(1)	—
Net Increase in Class C Shares Outstanding	6	51
Class IS:
Shares Subscribed	65	7,981
Shares Issued on Distributions Reinvested	—	5
Shares Redeemed	(7,984)	(539)
Net Increase (Decrease) in Class IS Shares Outstanding	(7,919)	7,447

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from January 5, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.10		0.04		0.06
Net Realized and Unrealized Gain (Loss)	1.63		0.25		(0.49)
Total from Investment Operations	1.73		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.12)
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	—		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$11.46		$9.73		$9.45
Total Return (5)	17.78	%(7)	3.08%		(4.26	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,770		$25,374		$13,379
Ratio of Expenses to Average Net Assets (9)	1.10	%(6)(8)	1.10	%(6)	1.14	%(6)(8)
Ratio of Net Investment Income to Average Net Assets (9)	1.87	%(6)(8)	0.37	%(6)	0.65	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.02%		0.01	%(8)
Portfolio Turnover Rate	54	%(7)	45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29	%(8)	1.32%		2.80	%(8)
Net Investment Income (Loss) to Average Net Assets	1.68	%(8)	0.15%		(1.01	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from January 5, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.67		$9.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.06		(0.03)		0.02
Net Realized and Unrealized Gain (Loss)	1.63		0.28		(0.48)
Total from Investment Operations	1.69		0.25		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.11)
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	—		(0.01)		(0.11)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$11.36		$9.67		$9.43
Total Return (5)	17.48	%(7)	2.63%		(4.61	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,005		$821		$182
Ratio of Expenses to Average Net Assets (9)	1.54	%(6)(8)	1.53	%(6)	1.54	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	1.05	%(6)(8)	(0.33	)%(6)	0.21	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.02%		0.01	%(8)
Portfolio Turnover Rate	54	%(7)	45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87	%(8)	1.96%		5.89	%(8)
Net Investment Income (Loss) to Average Net Assets	0.72	%(8)	(0.76)%		(4.14	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.59		$9.42		$10.61
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.02		(0.10)		(0.06)
Net Realized and Unrealized Gain (Loss)	1.62		0.28		(1.07)
Total from Investment Operations	1.64		0.18		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.06)
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	—		(0.01)		(0.06)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$11.23		$9.59		$9.42
Total Return (5)	17.10	%(8)	1.89%		(10.61	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$754		$587		$100
Ratio of Expenses to Average Net Assets (10)	2.29	%(6)(9)	2.28	%(6)	2.30	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.37	%(6)(9)	(0.99	)%(6)	(0.85	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.02%		0.00	%(7)(9)
Portfolio Turnover Rate	54	%(8)	45%		36%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.62	%(9)	3.08%		5.73	%(9)
Net Investment Income (Loss) to Average Net Assets	0.04	%(9)	(1.79)%		(4.28	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from January 5, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.05		(0.00	)(4)	0.07
Net Realized and Unrealized Gain (Loss)	1.68		0.29		(0.50)
Total from Investment Operations	1.73		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.12)
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	—		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$11.46		$9.73		$9.45
Total Return (5)	17.78	%(9)	3.09%		(4.25	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,894		$88,880		$15,925
Ratio of Expenses to Average Net Assets (11)	1.09	%(6)(10)	1.08	%(6)	1.12	%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	0.93	%(6)(10)	(0.00	)%(6)(8)	0.75	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.02%		0.01	%(10)
Portfolio Turnover Rate	54	%(9)	45%		36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29	%(10)	1.31%		2.65	%(10)
Net Investment Income (Loss) to Average Net Assets	0.73	%(10)	(0.23)%		(0.78	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

(6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$911	$—	$—	$911
Banks	15,051	—	—	15,051
Beverages	7,609	—	—	7,609
Electrical Equipment	1,643	—	—	1,643
Food & Staples Retailing	4,767	—	—	4,767
Health Care Equipment & Supplies	1,950	—	—	1,950
Health Care Providers & Services	4,844	—	—	4,844
Hotels, Restaurants & Leisure	5,258	—	—	5,258
Household Durables	3,039	—	—	3,039
Insurance	4,025	—	—	4,025
Internet Software & Services	7,293	—	—	7,293
Machinery	2,176	—	—	2,176
Media	1,739	—	—	1,739
Multi-Line Retail	2,302	—	—	2,302
Personal Products	5,268	649	—	5,917
Pharmaceuticals	1,203	—	—	1,203
Professional Services	3,025	—	—	3,025
Tech Hardware, Storage & Peripherals	382	—	—	382
Textiles, Apparel & Luxury Goods	6,787	—	—	6,787
Thrifts & Mortgage Finance	978	—	—	978
Total Common Stocks	80,250	649	—	80,899
Short-Term Investment
Investment Company	5,675	—	—	5,675
Total Assets	$85,925	$649	$—	$86,574

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $90,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee,

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $54,434,000 and $51,717,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$2,727	$48,270	$45,322	$16	$5,675

During the six months ended June 30, 2017, the Fund incurred approximately $9,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2016 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$43	$—	$34	$383	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the Funds' components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(51)	$52	$(1)

At December 31, 2106, the Fund had no distributable earnings on a tax basis.

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $608,000 and long-term capital losses of approximately $134,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$6	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.6%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and the Sub-Adviser together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

26

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLSAN
1859488 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	25
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,198.80	$1,019.69	$5.62	$5.16	1.03%
Emerging Markets Portfolio Class A	1,000.00	1,196.50	1,018.05	7.41	6.81	1.36
Emerging Markets Portfolio Class L	1,000.00	1,193.20	1,015.37	10.33	9.49	1.90
Emerging Markets Portfolio Class C	1,000.00	1,191.60	1,014.13	11.68	10.74	2.15
Emerging Markets Portfolio Class IS	1,000.00	1,199.20	1,020.08	5.18	4.76	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Argentina (1.1%)
Banco Macro SA ADR	74,436	$6,862
Grupo Financiero Galicia SA ADR	154,083	6,570
		13,432
Austria (1.0%)
Erste Group Bank AG (a)	302,877	11,597
Brazil (6.9%)
Banco Bradesco SA (Preference)	1,868,977	15,881
BRF SA	831,477	9,838
Itau Unibanco Holding SA (Preference)	1,619,302	17,963
Lojas Renner SA	1,360,832	11,247
Petroleo Brasileiro SA (a)	1,647,351	6,564
Petroleo Brasileiro SA (Preference) (a)	2,144,363	8,007
Raia Drogasil SA	528,058	11,175
		80,675
Chile (0.5%)
SACI Falabella	795,777	6,539
China (18.9%)
Alibaba Group Holding Ltd. ADR (a)(b)	211,626	29,818
Bank of China Ltd. H Shares (c)	48,971,000	24,023
China Construction Bank Corp. H Shares (c)	20,836,750	16,146
China Mengniu Dairy Co., Ltd. (a)(c)	2,082,000	4,080
China Mobile Ltd. (c)	1,289,000	13,678
China Overseas Land & Investment Ltd. (c)	808,000	2,365
China Pacific Insurance Group Co., Ltd. H Shares (c)	2,945,200	12,034
China Unicom Hong Kong Ltd. (a)(c)	5,124,000	7,613
CRCC High-Tech Equipment Corp., Ltd. H Shares (c)	3,971,000	1,678
CSPC Pharmaceutical Group Ltd. (c)	3,610,000	5,271
JD.com, Inc. ADR (a)	243,030	9,532
NetEase, Inc. ADR	15,488	4,656
New Oriental Education & Technology Group, Inc. ADR (a)	75,049	5,290
PetroChina Co., Ltd. H Shares (c)	6,566,000	4,020
Shenzhou International Group Holdings Ltd. (c)	887,000	5,828
Sino Biopharmaceutical Ltd. (c)	3,670,000	3,244
TAL Education Group ADR	56,633	6,927
Tencent Holdings Ltd. (c)	1,826,300	65,310
Zoomlion Heavy Industry Science and Technology Co., Ltd. H Shares (c)	3,028,200	1,474
		222,987
Czech Republic (1.1%)
Komercni Banka AS	317,750	12,727
Egypt (0.6%)
Commercial International Bank Egypt SAE	1,605,406	7,081
Germany (0.7%)
Adidas AG	43,632	8,360
Hong Kong (2.4%)
AIA Group Ltd.	1,642,400	12,001
Samsonite International SA	4,022,700	16,797
		28,798
	Shares	Value (000)
Hungary (1.2%)
OTP Bank PLC	425,686	$14,247
India (8.8%)
Ashok Leyland Ltd.	6,866,296	9,969
Bharat Petroleum Corp., Ltd.	1,146,723	11,343
Housing Development Finance Corp., Ltd.	576,239	14,397
ICICI Bank Ltd.	649,491	2,915
ICICI Bank Ltd. ADR	331,400	2,973
IndusInd Bank Ltd.	616,876	14,115
Marico Ltd.	2,951,318	14,353
Maruti Suzuki India Ltd.	105,456	11,776
Shree Cement Ltd.	41,904	10,991
Zee Entertainment Enterprises Ltd.	1,391,649	10,579
		103,411
Indonesia (5.3%)
Astra International Tbk PT	17,048,400	11,417
Bank Mandiri Persero Tbk PT	10,925,500	10,452
Bumi Serpong Damai Tbk PT	38,535,100	5,291
Semen Indonesia Persero Tbk PT	10,920,800	8,194
Telekomunikasi Indonesia Persero Tbk PT	34,082,100	11,559
Unilever Indonesia Tbk PT	2,508,300	9,184
XL Axiata Tbk PT (a)	22,906,300	5,861
		61,958
Korea, Republic of (10.6%)
Amorepacific Corp.	22,184	5,894
CJ Corp.	48,674	8,062
Coway Co., Ltd.	84,399	7,672
Hanwha Techwin Co., Ltd. (a)	79,983	3,111
Hugel, Inc. (a)	15,096	7,382
Hyundai Development Co-Engineering & Construction	183,215	7,518
Hyundai Motor Co.	79,156	11,035
Innocean Worldwide, Inc.	6,185	345
Korea Aerospace Industries Ltd.	165,773	8,258
Mando Corp.	28,996	6,526
NAVER Corp.	18,080	13,242
Samsung Electronics Co., Ltd.	15,788	32,800
Samsung Electronics Co., Ltd. (Preference)	8,008	13,032
		124,877
Malaysia (3.7%)
Genting Malaysia Bhd	6,782,300	8,690
IHH Healthcare Bhd	7,138,900	9,562
Malayan Banking Bhd	4,296,729	9,639
Malaysia Airports Holdings Bhd	2,992,600	5,968
Sime Darby Bhd	4,235,300	9,373
		43,232
Mexico (6.0%)
Alsea SAB de CV	1,547,229	5,865
Cemex SAB de CV ADR (a)	1,494,367	14,077
Fomento Economico Mexicano SAB de CV ADR	147,544	14,509
Grupo Financiero Banorte SAB de CV Series O	3,546,871	22,504

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Mexico (cont'd)
Grupo Financiero Santander Mexico SAB de CV ADR	765,936	$7,384
Mexichem SAB de CV	2,278,813	6,104
		70,443
Pakistan (1.1%)
Lucky Cement Ltd.	632,300	5,071
United Bank Ltd.	3,388,900	7,628
		12,699
Panama (0.7%)
Copa Holdings SA, Class A	66,555	7,787
Peru (1.1%)
Credicorp Ltd.	72,064	12,928
Philippines (2.8%)
Ayala Land, Inc.	12,650,600	9,966
Metropolitan Bank & Trust Co.	6,249,277	10,836
SM Investments Corp.	759,765	12,091
		32,893
Poland (4.5%)
Bank Zachodni WBK SA	117,374	10,842
CCC SA	157,657	9,573
Jeronimo Martins SGPS SA	446,022	8,706
LPP SA	3,602	6,950
Powszechna Kasa Oszczednosci Bank Polski SA (a)	1,466,174	13,634
Powszechny Zaklad Ubezpieczen SA	254,928	3,068
		52,773
Russia (2.7%)
Gazprom PJSC ADR	31,560	126
Gazprom PJSC ADR	2,276,451	9,010
Mail.ru Group Ltd. GDR (a)	170,036	4,480
MMC Norilsk Nickel PJSC ADR	278,929	3,849
X5 Retail Group N.V. GDR (a)	243,427	8,435
Yandex N.V., Class A (a)	247,570	6,496
		32,396
South Africa (3.1%)
AVI Ltd.	986,322	7,162
Capitec Bank Holdings Ltd.	110,268	6,996
Clicks Group Ltd.	495,117	5,298
Naspers Ltd., Class N	36,191	7,041
Steinhoff International Holdings N.V. H Shares	1,979,912	10,147
		36,644
Switzerland (0.5%)
DKSH Holding AG	76,996	6,251
Taiwan (8.1%)
Advanced Semiconductor Engineering, Inc.	5,805,253	7,452
Advantech Co., Ltd.	479,584	3,398
Delta Electronics, Inc.	1,542,557	8,443
E.Sun Financial Holding Co., Ltd.	3,419,310	2,102
Hon Hai Precision Industry Co., Ltd.	3,571,700	13,737
Largan Precision Co., Ltd.	56,000	8,928
	Shares	Value (000)
Nien Made Enterprise Co., Ltd.	715,000	$7,933
Taiwan Semiconductor Manufacturing Co., Ltd.	5,066,205	34,724
Uni-President Enterprises Corp.	4,101,290	8,224
		94,941
Thailand (2.1%)
Bangkok Dusit Medical Services PCL (Foreign)	8,578,400	4,848
Central Pattana PCL (Foreign)	3,321,500	6,771
PTT PCL (Foreign)	756,400	8,239
Sino-Thai Engineering & Construction PCL (Foreign)	5,683,800	4,643
		24,501
United Kingdom (0.5%)
Mondi PLC	218,828	5,698
United States (1.5%)
MercadoLibre, Inc.	68,531	17,193
Total Common Stocks (Cost $873,494)		1,147,068
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $29,780)	29,779,714	29,780
Total Investments (100.0%) (Cost $903,274) Including $29,818 of Securities Loaned (d)		1,176,848
Liabilities in Excess of Other Assets (0.0%)		(268)
Net Assets (100.0%)		$1,176,580

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2017.

(c)  Security trades on the Hong Kong exchange.

(d)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $295,896,000 and the aggregate gross unrealized depreciation is approximately $22,322,000, resulting in net unrealized appreciation of approximately $273,574,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	65.2%
Banks	22.8
Internet Software & Services	12.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $873,494)	$1,147,068
Investment in Security of Affiliated Issuer, at Value (Cost $29,780)	29,780
Total Investments in Securities, at Value (Cost $903,274)	1,176,848
Foreign Currency, at Value (Cost $1,073)	1,069
Dividends Receivable	3,154
Receivable for Investments Sold	1,032
Receivable for Fund Shares Sold	803
Tax Reclaim Receivable	150
Receivable from Affiliate	19
Other Assets	163
Total Assets	1,183,238
Liabilities:
Payable for Investments Purchased	2,804
Payable for Advisory Fees	2,141
Deferred Capital Gain Country Tax	1,030
Payable for Custodian Fees	216
Payable for Fund Shares Redeemed	177
Payable for Directors' Fees and Expenses	90
Payable for Administration Fees	77
Payable for Sub Transfer Agency Fees — Class I	31
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	31
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	49
Total Liabilities	6,658
Net Assets	$1,176,580
Net Assets Consist Of:
Paid-in-Capital	$953,836
Accumulated Undistributed Net Investment Income	7,950
Accumulated Net Realized Loss	(57,722)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $1,012 of Deferred Capital Gain Country Tax)	272,562
Foreign Currency Translations	(46)
Net Assets	$1,176,580

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$313,588
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,559,929
Net Asset Value, Offering and Redemption Price Per Share	$24.97
CLASS A:
Net Assets	$21,772
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	895,771
Net Asset Value, Redemption Price Per Share	$24.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.35
Maximum Offering Price Per Share	$25.66
CLASS L:
Net Assets	$284
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,843
Net Asset Value, Offering and Redemption Price Per Share	$23.96
CLASS C:
Net Assets	$725
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,419
Net Asset Value, Offering and Redemption Price Per Share	$23.82
CLASS IS:
Net Assets	$840,211
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,637,414
Net Asset Value, Offering and Redemption Price Per Share	$24.98
(1) Including: Securities on Loan, at Value:	$29,818

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,505 of Foreign Taxes Withheld)	$12,298
Dividends from Security of Affiliated Issuer (Note G)	86
Income from Securities Loaned — Net	23
Total Investment Income	12,407
Expenses:
Advisory Fees (Note B)	4,267
Administration Fees (Note C)	431
Custodian Fees (Note F)	408
Sub Transfer Agency Fees — Class I	120
Sub Transfer Agency Fees — Class A	13
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	59
Shareholder Services Fees — Class A (Note D)	25
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Registration Fees	27
Shareholder Reporting Fees	20
Directors' Fees and Expenses	14
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	7
Other Expenses	18
Total Expenses	5,426
Waiver of Advisory Fees (Note B)	(132)
Rebate from Morgan Stanley Affiliate (Note G)	(25)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	5,267
Net Investment Income	7,140
Realized Gain (Loss):
Investments Sold (Net of $167 of Capital Gain Country Tax)	24,775
Foreign Currency Forward Exchange Contracts	146
Foreign Currency Transactions	(275)
Net Realized Gain	24,646
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $417)	160,645
Foreign Currency Forward Exchange Contracts	(264)
Foreign Currency Translations	(21)
Net Change in Unrealized Appreciation (Depreciation)	160,360
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	185,006
Net Increase in Net Assets Resulting from Operations	$192,146

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,140	$8,448
Net Realized Gain (Loss)	24,646	(25,501)
Net Change in Unrealized Appreciation (Depreciation)	160,360	72,717
Net Increase in Net Assets Resulting from Operations	192,146	55,664
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(2,318)
Class A:
Net Investment Income	—	(93)
Class C:
Net Investment Income	—	(— @)
Class IS:
Net Investment Income	—	(5,700)
Total Distributions	—	(8,111)
Capital Share Transactions:(1)
Class I:
Subscribed	23,628	76,859
Distributions Reinvested	—	2,281
Redeemed	(47,020)	(323,673)
Class A:
Subscribed	3,110	5,925
Distributions Reinvested	—	90
Redeemed	(3,730)	(7,085)
Class L:
Exchanged	2	—
Redeemed	(3)	—
Class C:
Subscribed	—	562
Distributions Reinvested	—	— @
Class IS:
Subscribed	70,398	348,817
Distributions Reinvested	—	5,700
Redeemed	(21,412)	(45,556)
Net Increase in Net Assets Resulting from Capital Share Transactions	24,973	63,920
Redemption Fees	10	14
Total Increase in Net Assets	217,129	111,487
Net Assets:
Beginning of Period	959,451	847,964
End of Period (Including Accumulated Undistributed Net Investment Income of $7,950 and $810)	$1,176,580	$959,451

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,006	3,587
Shares Issued on Distributions Reinvested	—	111
Shares Redeemed	(2,015)	(17,121)
Net Decrease in Class I Shares Outstanding	(1,009)	(13,423)
Class A:
Shares Subscribed	135	294
Shares Issued on Distributions Reinvested	—	5
Shares Redeemed	(166)	(366)
Net Decrease in Class A Shares Outstanding	(31)	(67)
Class L:
Shares Exchanged	— @@	—
Shares Redeemed	(— @@)	—
Net Decrease in Class L Shares Outstanding	(— @@)	—
Class C:
Shares Subscribed	—	30
Shares Issued on Distributions Reinvested	—	— @@
Net Increase in Class C Shares Outstanding	—	30
Class IS:
Shares Subscribed	3,025	18,363
Shares Issued on Distributions Reinvested	—	278
Shares Redeemed	(929)	(2,215)
Net Increase in Class IS Shares Outstanding	2,096	16,426

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$20.83		$19.68		$22.13		$24.64		$25.94		$21.73
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.14		0.17		0.15		0.17		0.20		0.19
Net Realized and Unrealized Gain (Loss)	4.00		1.15		(2.43)		(1.30)		(0.44)		4.19
Total from Investment Operations	4.14		1.32		(2.28)		(1.13)		(0.24)		4.38
Distributions from and/or in Excess of:
Net Investment Income	—		(0.17)		(0.17)		(0.20)		(0.20)		(0.17)
Net Realized Gain	—		—		—		(1.18)		(0.86)		—
Total Distributions	—		(0.17)		(0.17)		(1.38)		(1.06)		(0.17)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$24.97		$20.83		$19.68		$22.13		$24.64		$25.94
Total Return (4)	19.88	%(10)	6.73%		(10.33)%		(4.47)%		(0.80)%		20.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$313,588		$282,674		$531,194		$644,537		$1,128,618		$1,278,837
Ratio of Expenses to Average Net Assets (12)	1.03	%(5)(11)	1.11	%(5)(8)	1.24	%(5)(7)	1.25	%(5)	1.24	%(5)	1.28	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.24	%(5)	N/A
Ratio of Net Investment Income to Average Net Assets (12)	1.23	%(5)(11)	0.83	%(5)	0.68	%(5)	0.68	%(5)	0.79	%(5)	0.80	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)(11)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%		0.01%
Portfolio Turnover Rate	21	%(10)	33%		40%		43%		49%		47%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06	%(11)	1.16%		1.45%		1.52%		1.51%		1.49%
Net Investment Income to Average Net Assets	1.20	%(11)	0.78%		0.47%		0.41%		0.52%		0.59%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(9)  Amount is less than 0.005%.

(10)  Not Annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$20.31		$19.19		$21.57		$24.02		$25.31		$21.20
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.10		0.11		0.07		0.11		0.12		0.14
Net Realized and Unrealized Gain (Loss)	3.90		1.11		(2.36)		(1.28)		(0.42)		4.07
Total from Investment Operations	4.00		1.22		(2.29)		(1.17)		(0.30)		4.21
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.09)		(0.10)		(0.13)		(0.10)
Net Realized Gain	—		—		—		(1.18)		(0.86)		—
Total Distributions	—		(0.10)		(0.09)		(1.28)		(0.99)		(0.10)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$24.31		$20.31		$19.19		$21.57		$24.02		$25.31
Total Return (4)	19.65	%(11)	6.37%		(10.63)%		(4.77)%		(1.07)%		19.87%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,772		$18,824		$19,065		$26,701		$35,863		$40,824
Ratio of Expenses to Average Net Assets (13)	1.36	%(5)(12)	1.45	%(5)(9)	1.56	%(5)(8)	1.57	%(5)	1.52	%(5)(7)	1.53	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.52	%(5)(7)	N/A
Ratio of Net Investment Income to Average Net Assets (13)	0.93	%(5)(12)	0.55	%(5)	0.34	%(5)	0.45	%(5)	0.49	%(5)	0.61	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)(12)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01%		0.01%
Portfolio Turnover Rate	21	%(11)	33%		40%		43%		49%		47%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39	%(12)	1.48%		1.76%		1.82%		1.78%		1.74%
Net Investment Income to Average Net Assets	0.90	%(12)	0.52%		0.14%		0.20%		0.23%		0.40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class A shares.

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(10)  Amount is less than 0.005%.

(11)  Not Annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$20.08		$18.98		$21.39		$23.91		$25.27		$23.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.04		0.00	(4)	(0.04)		(0.05)		(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	3.84		1.10		(2.33)		(1.23)		(0.37)		1.44
Total from Investment Operations	3.88		1.10		(2.37)		(1.28)		(0.42)		1.48
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.06)		(0.08)		(0.06)
Net Realized Gain	—		—		—		(1.18)		(0.86)		—
Total Distributions	—		—		(0.04)		(1.24)		(0.94)		(0.06)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$23.96		$20.08		$18.98		$21.39		$23.91		$25.27
Total Return (5)	19.32	%(11)	5.80%		(11.11)%		(5.26)%		(1.56)%		6.20	%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$284		$239		$226		$210		$203		$11
Ratio of Expenses to Average Net Assets (13)	1.90	%(6)(12)	2.01	%(6)(9)	2.09	%(6)(8)	2.10	%(6)	2.03	%(6)(7)	1.99	%(6)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		2.03	%(6)(7)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (13)	0.40	%(6)(12)	0.00	%(6)(10)	(0.19	)%(6)	(0.21	)%(6)	(0.18	)%(6)	0.27	%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)(12)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01%		0.01	%(12)
Portfolio Turnover Rate	21	%(11)	33%		40%		43%		49%		47%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.42	%(12)	2.69%		2.78%		2.97%		2.54%		2.28	%(12)
Net Investment Loss to Average Net Assets	(0.12	)%(12)	(0.68)%		(0.88)%		(1.08)%		(0.69)%		(0.02	)%(12)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(10)  Amount is less than 0.005%.

(11)  Not Annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$19.99		$18.95		$23.16
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.02		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss)	3.81		1.09		(4.14)
Total from Investment Operations	3.83		1.05		(4.17)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.04)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$23.82		$19.99		$18.95
Total Return (5)	19.16	%(10)	5.56%		(18.03	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$725		$608		$10
Ratio of Expenses to Average Net Assets (12)	2.15	%(6)(11)	2.24	%(6)(8)	2.33	%(6)(7)(11)
Ratio of Net Investment Income (Loss) to Average Net Assets (12)	0.15	%(6)(11)	(0.19	)%(6)	(0.23	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)(11)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	21	%(10)	33%		40%
(12) Supplemental Information on the Ratios to Average Net Assets:

Ratios Before Expense Limitation:

Expense to Average Net Assets	2.28	%(11)	2.58%	22.89	%(11)
Net Investment Income (Loss) to Average Net Assets	0.02	%(11)	(0.53)%	(20.79	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not Annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$20.83		$19.68		$22.14		$24.64		$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.16		0.21		0.17		0.22		(0.01)
Net Realized and Unrealized Gain (Loss)	3.99		1.12		(2.44)		(1.32)		0.46
Total from Investment Operations	4.15		1.33		(2.27)		(1.10)		0.45
Distributions from and/or in Excess of:
Net Investment Income	—		(0.18)		(0.19)		(0.22)		(0.14)
Net Realized Gain	—		—		—		(1.18)		(0.59)
Total Distributions	—		(0.18)		(0.19)		(1.40)		(0.73)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$24.98		$20.83		$19.68		$22.14		$24.64
Total Return (5)	19.92	%(11)	6.79%		(10.29)%		(4.36)%		1.85	%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$840,211		$657,106		$297,469		$325,029		$10
Ratio of Expenses to Average Net Assets (13)	0.95	%(6)(12)	1.04	%(6)(9)	1.16	%(6)(8)	1.18	%(6)	1.17	%(6)(7)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.17	%(6)(7)(12
Ratio of Net Investment Income (Loss) to Average Net Assets (13)	1.37	%(6)(12)	0.99	%(6)	0.75	%(6)	0.89	%(6)	(0.21	)%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)(12)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01	%(12)
Portfolio Turnover Rate	21	%(11)	33%		40%		43%		49%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97	%(12)	1.07%		1.35%		1.42%		6.65	%(12)
Net Investment Income (Loss) to Average Net Assets	1.35	%(12)	0.96%		0.56%		0.65%		(5.69	)%(12)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(10)  Amount is less than 0.005%.

(11)  Not Annualized.

(12)  Annualized.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$11,369	$—	$—	$11,369
Airlines	7,787	—	—	7,787
Auto Components	6,526	—	—	6,526
Automobiles	34,228	—	—	34,228
Banks	268,045	—	—	268,045
Beverages	14,509	—	—	14,509
Biotechnology	7,382	—	—	7,382
Chemicals	6,104	—	—	6,104
Construction & Engineering	7,518	4,643	—	12,161
Construction Materials	38,333	—	—	38,333
Diversified Consumer Services	12,217	—	—	12,217
Diversified Telecommunication Services	19,172	—	—	19,172
Electronic Equipment, Instruments & Components	31,108	—	—	31,108
Food & Staples Retailing	33,614	—	—	33,614
Food Products	29,304	—	—	29,304
Health Care Providers & Services	9,562	4,848	—	14,410
Hotels, Restaurants & Leisure	14,555	—	—	14,555
Household Durables	25,752	—	—	25,752
Household Products	9,184	—	—	9,184
Industrial Conglomerates	29,526	—	—	29,526
Insurance	27,103	—	—	27,103
Internet & Direct Marketing Retail	9,532	—	—	9,532
Internet Software & Services	141,195	—	—	141,195
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Machinery	$13,121	$—	$—	$13,121
Media	17,965	—	—	17,965
Metals & Mining	3,849	—	—	3,849
Multi-Line Retail	17,786	—	—	17,786
Oil, Gas & Consumable Fuels	39,070	8,239	—	47,309
Paper & Forest Products	5,698	—	—	5,698
Personal Products	20,247	—	—	20,247
Pharmaceuticals	8,515	—	—	8,515
Professional Services	6,251	—	—	6,251
Real Estate Management & Development	17,622	6,771	—	24,393
Semiconductors & Semiconductor Equipment	42,176	—	—	42,176
Tech Hardware, Storage & Peripherals	49,230	—	—	49,230
Textiles, Apparel & Luxury Goods	47,508	—	—	47,508
Thrifts & Mortgage Finance	14,397	—	—	14,397
Transportation Infrastructure	5,968	—	—	5,968
Wireless Telecommunication Services	19,539	—	—	19,539
Total Common Stocks	1,122,567	24,501	—	1,147,068
Short-Term Investment
Investment Company	29,780	—	—	29,780
Total Assets	$1,152,347	$24,501	$—	$1,176,848

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of June 30, 2017, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$146
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(264)

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$7,358,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$29,818	(a)	$—	$(29,818	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Fund received non-cash collateral of approximately $30,421,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $132,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $245,782,000 and $224,326,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $25,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$18,610	$114,462	$103,292	$86	$29,780

During the six months ended June 30, 2017, the Fund incurred approximately $39,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,111	$—	$7,596	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$3,761	$(3,761)	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,134	$—

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $36,051,000 and long-term capital losses of approximately $40,574,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.4%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSAN
1860571 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Small Cap Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Investment Advisory Agreement Approval	22
Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Small Cap Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Emerging Markets Small Cap Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Small Cap Portfolio Class I	$1,000.00	$1,176.60	$1,017.11	$8.37	$7.75	1.55%
Emerging Markets Small Cap Portfolio Class A	1,000.00	1,173.60	1,015.12	10.51	9.74	1.95
Emerging Markets Small Cap Portfolio Class C	1,000.00	1,168.70	1,011.46	14.46	13.42	2.69
Emerging Markets Small Cap Portfolio Class IS	1,000.00	1,175.60	1,017.16	8.31	7.70	1.54

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Common Stocks (86.8%)
Argentina (4.4%)
Adecoagro SA (a)	20,420	$204
Arcos Dorados Holdings, Inc., Class A (a)	32,284	240
Banco Macro SA ADR	3,145	290
Pampa Energia SA ADR (a)	4,675	275
		1,009
Bangladesh (1.2%)
Brac Bank Ltd.	283,434	284
Brazil (2.6%)
Raia Drogasil SA	11,539	244
Ser Educacional SA (b)	47,940	355
		599
China (16.7%)
51job, Inc. ADR (a)	7,698	344
Bitauto Holdings Ltd. ADR (a)(c)	12,800	368
Canvest Environmental Protection Group Co., Ltd. (d)	608,000	319
China Mengniu Dairy Co., Ltd. (a)(d)	139,000	272
China New Higher Education Group Ltd. (a)(b)(d)	804,000	318
China Resources Phoenix Healthcare Holdings Co., Ltd. (c)(d)	183,500	226
IMAX China Holding, Inc. (a)(b)(d)	68,300	210
NavInfo Co., Ltd., Class A	75,746	221
TAL Education Group ADR	3,297	403
Tarena International, Inc. ADR	21,926	393
Wanda Film Holding Co., Ltd., Class A	25,696	193
Yestar Healthcare Holdings Co., Ltd. (d)	792,500	404
Zoomlion Heavy Industry Science and Technology Co., Ltd. H Shares (c)(d)	417,400	203
		3,874
Egypt (2.6%)
Credit Agricole Egypt SAE	124,259	302
Egyptian Financial Group-Hermes Holding Co.	223,458	298
		600
Indonesia (3.4%)
Bank Tabungan Negara Persero Tbk PT	1,288,400	251
Nippon Indosari Corpindo Tbk PT	1,991,400	184
Sumber Alfaria Trijaya Tbk PT	8,262,200	353
		788
Korea, Republic of (13.5%)
Boryung Pharmaceutical Co., Ltd.	7,003	307
Cosmax, Inc.	1,739	175
GS Retail Co., Ltd.	4,797	216
Hanwha Techwin Co., Ltd. (a)	7,461	290
Hugel, Inc. (a)	860	421
Koh Young Technology, Inc.	6,602	346
Korea Kolmar Co., Ltd.	4,618	291
LIG Nex1 Co., Ltd.	3,126	202
Loen Entertainment, Inc.	4,309	329
Nasmedia Co., Ltd.	6,115	289
Viatron Technologies, Inc.	12,578	272
		3,138
	Shares	Value (000)
Malaysia (5.6%)
BIMB Holdings Bhd	219,500	$233
Bison Consolidated Bhd	444,500	242
Carlsberg Brewery Malaysia Bhd, Class B	67,100	235
Malaysia Airports Holdings Bhd	124,100	247
My EG Services Bhd	656,200	335
		1,292
Mexico (4.1%)
Alsea SAB de CV	64,586	245
Banregio Grupo Financiero SAB de CV	55,858	354
Grupo Aeroportuario del Centro Norte SAB de CV	59,673	359
		958
Pakistan (2.8%)
Habib Bank Ltd.	84,300	217
Honda Atlas Cars Pakistan Ltd.	29,250	240
Maple Leaf Cement Factory Ltd.	185,892	197
		654
Philippines (4.3%)
Megawide Construction Corp. (a)	869,500	322
Security Bank Corp.	49,510	213
Shakey's Pizza Asia Ventures, Inc.	854,900	219
Xurpas, Inc.	1,470,100	247
		1,001
Poland (3.6%)
CCC SA	3,804	231
Dino Polska SA (a)(b)	25,000	316
mBank SA (a)	2,250	281
		828
Romania (1.1%)
Banca Transilvania SA	367,160	247
South Africa (1.8%)
AVI Ltd.	33,217	241
Famous Brands Ltd.	17,692	171
		412
Taiwan (13.1%)
Bon Fame Co., Ltd.	75,000	274
Cub Elecparts, Inc.	38,191	498
Gourmet Master Co., Ltd.	45,320	489
King Slide Works Co., Ltd.	18,000	253
Poya International Co., Ltd.	29,200	370
President Chain Store Corp.	28,000	252
Taiwan Secom Co., Ltd.	78,000	235
TCI Co., Ltd.	62,000	394
Voltronic Power Technology Corp.	17,000	280
		3,045
Thailand (3.7%)
Mega Lifesciences PCL (Foreign)	384,600	317
Muangthai Leasing PCL (Foreign)	290,600	286
Sino-Thai Engineering & Construction PCL (Foreign)	326,400	267
		870

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
United Arab Emirates (1.1%)
Aramex PJSC	176,345	$249
United Kingdom (1.2%)
DP Eurasia N.V. (a)(b)	115,930	275
Total Common Stocks (Cost $17,255)		20,123
Participation Note (1.4%)
Vietnam (1.4%)
Bank for Foreign Trade of Vietnam JSC, Equity Linked Notes, expires 12/10/18 (a) (Cost $264)	183,246	311
Investment Companies (10.8%)
India (6.0%)
iShares MSCI India Small-Cap ETF	31,173	1,384
United States (4.8%)
Morgan Stanley India Investment Fund, Inc. (See Note G)	34,400	1,114
Total Investment Companies (Cost $1,893)		2,498
Short-Term Investments (2.7%)
Securities held as Collateral on Loaned Securities (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $286)	286,212	286
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $345)	345,098	345
Total Short-Term Investments (Cost $631)		631
Total Investments (101.7%) (Cost $20,043) Including $448 of Securities Loaned (e)		23,563
Liabilities in Excess of Other Assets (–1.7%)		(383)
Net Assets (100.0%)		$23,180

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at June 30, 2017.

(d)  Security trades on the Hong Kong exchange.

(e)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $4,262,000 and the aggregate gross unrealized depreciation is approximately $742,000, resulting in net unrealized appreciation of approximately $3,520,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

PJSC  Public Joint Stock Company.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	57.2%
Banks	12.8
Investment Companies	10.7
Hotels, Restaurants & Leisure	7.1
Diversified Consumer Services	6.3
Food & Staples Retailing	5.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $18,553)	$21,818
Investment in Security of Affiliated Issuer, at Value (Cost $1,490)	1,745
Total Investments in Securities, at Value (Cost $20,043)	23,563
Foreign Currency, at Value (Cost $44)	44
Receivable for Investments Sold	146
Dividends Receivable	27
Receivable from Affiliate	25
Tax Reclaim Receivable	—	@
Other Assets	48
Total Assets	23,853
Liabilities:
Payable for Investments Purchased	302
Collateral on Securities Loaned, at Value	286
Deferred Capital Gain Country Tax	41
Payable for Advisory Fees	20
Payable for Professional Fees	16
Payable for Custodian Fees	3
Payable for Administration Fees	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	3
Total Liabilities	673
Net Assets	$23,180
Net Assets Consist Of:
Paid-in-Capital	$19,985
Distributions in Excess of Net Investment Income	(92)
Accumulated Net Realized Loss	(190)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $41 of Deferred Capital Gain Country Tax)	3,224
Investments in Affiliates	255
Foreign Currency Translations	(2)
Net Assets	$23,180

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$23,136
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,997,000
Net Asset Value, Offering and Redemption Price Per Share	$11.59
CLASS A:
Net Assets	$21
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,834
Net Asset Value, Redemption Price Per Share	$11.56
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.64
Maximum Offering Price Per Share	$12.20
CLASS C:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.50
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.59
(1) Including: Securities on Loan, at Value:	$448

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Emerging Markets Small Cap Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $17 of Foreign Taxes Withheld)	$183
Dividends from Security of Affiliated Issuer (Note G)	26
Income from Securities Loaned — Net	15
Total Investment Income	224
Expenses:
Advisory Fees (Note B)	135
Professional Fees	48
Registration Fees	21
Custodian Fees (Note F)	13
Administration Fees (Note C)	9
Shareholder Reporting Fees	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	3
Directors' Fees and Expenses	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	10
Total Expenses	249
Waiver of Advisory Fees (Note B)	(71)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	168
Net Investment Income	56
Realized Gain (Loss):
Investments Sold	645
Foreign Currency Transactions	(8)
Net Realized Gain	637
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $12)	2,544
Investments in Affiliates	233
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	2,775
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,412
Net Increase in Net Assets Resulting from Operations	$3,468

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Emerging Markets Small Cap Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$56	$32
Net Realized Gain (Loss)	637	(821)
Net Change in Unrealized Appreciation	2,775	127
Net Increase (Decrease) in Net Assets Resulting from Operations	3,468	(662)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(201)
Class A:
Net Investment Income	—	(— @)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(201)
Capital Share Transactions:(1)
Class A:
Subscribed	9	—
Net Increase in Net Assets Resulting from Capital Share Transactions	9	—
Total Increase (Decrease) in Net Assets	3,477	(863)
Net Assets:
Beginning of Period	19,703	20,566
End of Period (Including Accumulated Net Investment Loss of $(92) and $(148))	$23,180	$19,703
(1) Capital Share Transactions:
Class A:
Shares Subscribed	1	—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.03		0.02		0.01
Net Realized and Unrealized Gain (Loss)	1.71		(0.35)		0.27
Total from Investment Operations	1.74		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		—
Net Asset Value, End of Period	$11.59		$9.85		$10.28
Total Return (3)	17.66	%(6)	(3.19)%		2.80	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,136		$19,673		$20,536
Ratio of Expenses to Average Net Assets (8)	1.55	%(4)(7)	1.61	%(4)	1.58	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.52	%(4)(7)	0.16	%(4)	1.01	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06	%(7)	0.00	%(5)	0.03	%(7)
Portfolio Turnover Rate	36	%(6)	69%		5	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.26	%(7)	2.63%		7.62	%(7)
Net Investment Loss to Average Net Assets	(0.19	)%(7)	(0.86)%		(5.03	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.01		(0.02)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.70		(0.35)		0.28
Total from Investment Operations	1.71		(0.37)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)		—
Net Asset Value, End of Period	$11.56		$9.85		$10.28
Total Return (4)	17.36	%(7)	(3.58)%		2.80	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21		$10		$10
Ratio of Expenses to Average Net Assets (9)	1.95	%(5)(8)	2.00	%(5)	1.97	%(5)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	0.26	%(5)(8)	(0.22	)%(5)	0.62	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.05	%(8)	0.00	%(6)	0.03	%(8)
Portfolio Turnover Rate	36	%(7)	69%		5	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.18	%(8)	22.65%		21.45	%(8)
Net Investment Loss to Average Net Assets	(10.97	)%(8)	(20.87)%		(18.86	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.84		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.03)		(0.10)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	1.69		(0.34)		0.28
Total from Investment Operations	1.66		(0.44)		0.28
Net Asset Value, End of Period	$11.50		$9.84		$10.28
Total Return (4)	16.87	%(7)	(4.28)%		2.80	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10		$10
Ratio of Expenses to Average Net Assets (9)	2.69	%(5)(8)	2.75	%(5)	2.73	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.62	)%(5)(8)	(0.99	)%(5)	(0.14	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06	%(8)	0.00	%(6)	0.02	%(8)
Portfolio Turnover Rate	36	%(7)	69%		5	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	19.65	%(8)	23.48%		22.20	%(8)
Net Investment Loss to Average Net Assets	(17.58	)%(8)	(21.72)%		(19.61	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.03		0.02		0.01
Net Realized and Unrealized Gain (Loss)	1.71		(0.35)		0.27
Total from Investment Operations	1.74		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		—
Net Asset Value, End of Period	$11.59		$9.85		$10.28
Total Return (3)	17.56	%(6)	(3.18)%		2.80	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10		$10
Ratio of Expenses to Average Net Assets (8)	1.54	%(4)(7)	1.60	%(4)	1.58	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.53	%(4)(7)	0.16	%(4)	1.01	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06	%(7)	0.00	%(5)	0.02	%(7)
Portfolio Turnover Rate	36	%(6)	69%		5	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.66	%(7)	21.37%		21.20	%(7)
Net Investment Loss to Average Net Assets	(15.59	)%(7)	(19.61)%		(18.61	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Small Cap Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"),

defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$492	$—	$—	$492
Air Freight & Logistics	249	—	—	249
Auto Components	498	—	—	498
Automobiles	240	—	—	240
Banks	2,672	—	—	2,672
Beverages	235	—	—	235
Biotechnology	421	—	—	421
Capital Markets	298	—	—	298
Commercial Services & Supplies	235	—	—	235
Construction & Engineering	—	267	—	267
Construction Materials	197	—	—	197
Consumer Finance	—	286	—	286
Diversified Consumer Services	1,469	—	—	1,469
Electric Utilities	275	—	—	275
Electrical Equipment	280	—	—	280
Food & Staples Retailing	1,381	—	—	1,381
Food Products	901	—	—	901
Health Care Equipment & Supplies	404	—	—	404
Health Care Providers & Services	226	—	—	226
Hotels, Restaurants & Leisure	1,639	—	—	1,639
Household Durables	543	—	—	543
Independent Power and Renewable Electricity Producers	319	—	—	319
Information Technology Services	335	—	—	335
Internet Software & Services	368	—	—	368
Machinery	456	—	—	456
Media	1,021	—	—	1,021
Multi-Line Retail	370	—	—	370
Personal Products	860	—	—	860
Pharmaceuticals	307	317	—	624
Professional Services	344	—	—	344
Semiconductors & Semiconductor Equipment	618	—	—	618
Software	247	—	—	247
Specialty Retail	242	—	—	242
Textiles, Apparel & Luxury Goods	505	—	—	505
Transportation Infrastructure	606	—	—	606
Total Common Stocks	19,253	870	—	20,123
Participation Note	—	311	—	311
Investment Companies	2,498	—	—	2,498
Short-Term Investments
Investment Company	631	—	—	631
Total Assets	$22,382	$1,181	$—	$23,563

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$448	(a)	$—	$(448	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Fund received cash collateral of approximately $286,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $207,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$286	$—	$—	$—	$286
Total Borrowings	$286	$—	$—	$—	$286
Gross amount of recognized liabilities for securities lending transactions					$286

6.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statement of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes,

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

interest and other extraordinary expenses (including litigation), will not exceed 1.65% for Class I shares, 2.00% for Class A shares, 2.75% for Class C shares and 1.60% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $71,000 of advisory fees were waived and approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $8,077,000 and $7,685,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$700	$3,214	$3,283	$1	$631

The Fund invests in Morgan Stanley India Investment Fund, Inc., an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in Morgan Stanley India Investment Fund, Inc. For

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the six months ended June 30, 2017, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Morgan Stanley India Investment Fund, Inc. The Morgan Stanley India Investment Fund, Inc. has a cost basis of approximately $859,000 at June 30, 2017.

A summary of the Fund's transactions in shares of the Morgan Stanley India Investment Fund, Inc. during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value June 30, 2017 (000)
$881	$—	$—	$—	$25	$1,114

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$178	$—	$23	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, a tax return of capital and nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$28	$(6)	$(22)

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $754,000 and $73,000 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$38	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period and the period since the end of December 2015, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Fund's contractual management fee and total expense ratio were higher than its peer group averages, its actual management fee was lower than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

27

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSCSAN
1860563 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Markets Portfolio

(formerly Frontier Emerging Markets Portfolio)

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	23
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Frontier Markets Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Frontier Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Markets Portfolio Class I	$1,000.00	$1,127.70	$1,016.46	$8.86	$8.40	1.68%
Frontier Markets Portfolio Class A	1,000.00	1,125.40	1,014.83	10.59	10.04	2.01
Frontier Markets Portfolio Class L	1,000.00	1,121.70	1,011.41	14.20	13.47	2.70
Frontier Markets Portfolio Class C	1,000.00	1,121.30	1,011.11	14.52	13.76	2.76
Frontier Markets Portfolio Class IS	1,000.00	1,127.70	1,016.71	8.60	8.15	1.63

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Frontier Markets Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Argentina (21.7%)
Adecoagro SA (a)	678,092	$6,774
Arcos Dorados Holdings, Inc., Class A (a)	1,287,435	9,591
Banco Macro SA ADR	373,253	34,410
Globant SA (a)	321,847	13,981
Grupo Financiero Galicia SA ADR	620,356	26,452
Grupo Supervielle SA ADR	416,398	7,529
Pampa Energia SA ADR (a)	411,484	24,216
YPF SA ADR	1,156,754	25,333
		148,286
Bangladesh (6.0%)
Beximco Pharmaceuticals Ltd.	10,230,636	14,344
GrameenPhone Ltd.	1,504,390	6,429
Olympic Industries Ltd.	3,733,228	12,900
Square Pharmaceuticals Ltd.	2,052,122	7,387
		41,060
Egypt (3.9%)
Commercial International Bank Egypt SAE	3,517,023	15,512
Egyptian Financial Group-Hermes Holding Co.	7,071,397	9,425
Egyptian Financial Group-Hermes Holding Co. GDR	650,613	1,698
		26,635
Kazakhstan (1.8%)
Halyk Savings Bank of Kazakhstan JSC GDR (a)	10,476	97
KazMunaiGas Exploration Production JSC GDR	1,294,893	12,211
		12,308
Kenya (2.9%)
Safaricom Ltd.	90,146,419	19,559
Kuwait (11.9%)
Boubyan Bank KSCP	5,320,311	7,100
Human Soft Holding Co. KSC	1,092,981	15,128
Mezzan Holding Co. KSCC	2,704,492	8,449
National Bank of Kuwait	22,710,108	50,517
		81,194
Morocco (4.1%)
Attijariwafa Bank	430,249	19,621
Societe d'Exploitation des Ports	557,761	8,260
		27,881
Nigeria (2.6%)
Nigerian Breweries PLC	26,056,846	11,236
Zenith Bank PLC	117,020,244	6,672
		17,908
Pakistan (14.6%)
Habib Bank Ltd.	9,531,900	24,533
Honda Atlas Cars Pakistan Ltd.	660,800	5,420
Lucky Cement Ltd.	1,962,662	15,742
Maple Leaf Cement Factory Ltd.	9,431,478	9,985
Oil & Gas Development Co., Ltd.	9,984,100	13,397
Pak Elektron Ltd.	10,271,500	10,807
United Bank Ltd.	8,735,778	19,663
		99,547
	Shares	Value (000)
Panama (1.4%)
Copa Holdings SA, Class A	81,023	$9,480
Romania (5.3%)
Banca Transilvania SA	30,840,803	20,748
BRD-Groupe Societe Generale SA	4,459,160	15,060
		35,808
Sri Lanka (1.9%)
Commercial Bank of Ceylon PLC	14,284,053	12,966
Tanzania, United Republic Of (2.3%)
National Microfinance Bank PLC	6,718,721	7,022
Tanzania Breweries Ltd.	1,422,724	8,515
		15,537
United Arab Emirates (8.0%)
Aramex PJSC	4,436,304	6,256
DP World Ltd.	488,150	10,212
Dubai Islamic Bank PJSC	6,006,509	9,321
Emaar Properties PJSC	4,939,896	10,464
NMC Health PLC	649,231	18,485
		54,738
United States (1.9%)
MercadoLibre, Inc.	51,591	12,943
Vietnam (7.7%)
Bank for Foreign Trade of Vietnam JSC	9,168,753	15,529
Saigon Beer Alcohol Beverage Corp.	849,330	7,783
Vietjet Aviation JSC	2,544,770	14,140
Vietnam Dairy Products JSC	2,203,780	15,279
		52,731
Total Common Stocks (Cost $525,137)		668,581
Participation Notes (2.6%)
Saudi Arabia (2.5%)
Al Rajhi Bank, Equity Linked Notes, expires 1/22/18 (a)	393,097	7,264
Bupa Arabia for Cooperative, Equity Linked Notes, expires 10/19/18 (a)	279,837	9,700
		16,964
United Arab Emirates (0.1%)
Aramex PJSC, Equity Linked Notes, expires 3/14/19 (a)	589,123	831
Total Participation Notes (Cost $17,104)		17,795
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,422)	1,421,634	1,422
Total Investments (100.8%) (Cost $543,663) (b)		687,798
Liabilities in Excess of Other Assets (–0.8%)		(5,495)
Net Assets (100.0%)		$682,303

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Frontier Markets Portfolio
(a)  Non-income producing security.

(b)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $168,829,000 and the aggregate gross unrealized depreciation is approximately $24,694,000, resulting in net unrealized appreciation of approximately $144,135,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	43.6%
Other*	42.7
Oil, Gas & Consumable Fuels	7.4
Food Products	6.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Frontier Markets Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $542,241)	$686,376
Investment in Security of Affiliated Issuer, at Value (Cost $1,422)	1,422
Total Investments in Securities, at Value (Cost $543,663)	687,798
Cash	21
Foreign Currency, at Value (Cost $977)	977
Receivable for Investments Sold	8,474
Dividends Receivable	1,048
Receivable for Fund Shares Sold	772
Receivable from Affiliate	5
Tax Reclaim Receivable	3
Other Assets	123
Total Assets	699,221
Liabilities:
Deferred Capital Gain Country Tax	12,902
Payable for Advisory Fees	2,156
Payable for Investments Purchased	791
Payable for Custodian Fees	509
Payable for Fund Shares Redeemed	402
Payable for Professional Fees	47
Payable for Administration Fees	45
Payable for Sub Transfer Agency Fees — Class I	20
Payable for Sub Transfer Agency Fees — Class A	15
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	19
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	5
Total Liabilities	16,918
Net Assets	$682,303
Net Assets Consist Of:
Paid-in-Capital	$666,732
Undistributed Net Investment Income	6,427
Accumulated Net Realized Loss	(123,735)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $11,261 of Deferred Capital Gain Country Tax)	132,874
Foreign Currency Translations	5
Net Assets	$682,303

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Frontier Markets Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$575,174
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	29,334,285
Net Asset Value, Offering and Redemption Price Per Share	$19.61
CLASS A:
Net Assets	$89,931
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,615,698
Net Asset Value, Redemption Price Per Share	$19.48
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.08
Maximum Offering Price Per Share	$20.56
CLASS L:
Net Assets	$2,521
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	130,292
Net Asset Value, Offering and Redemption Price Per Share	$19.35
CLASS C:
Net Assets	$2,710
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	141,579
Net Asset Value, Offering and Redemption Price Per Share	$19.14
CLASS IS:
Net Assets	$11,967
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	610,593
Net Asset Value, Offering and Redemption Price Per Share	$19.60

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Frontier Markets Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $738 of Foreign Taxes Withheld)	$12,511
Dividends from Security of Affiliated Issuer (Note G)	36
Total Investment Income	12,547
Expenses:
Advisory Fees (Note B)	4,233
Custodian Fees (Note F)	778
Administration Fees (Note C)	271
Sub Transfer Agency Fees — Class I	193
Sub Transfer Agency Fees — Class A	73
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	1
Shareholder Services Fees — Class A (Note D)	119
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	12
Professional Fees	59
Transfer Agency Fees — Class I (Note E)	35
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	7
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Registration Fees	38
Shareholder Reporting Fees	21
Directors' Fees and Expenses	9
Pricing Fees	3
Other Expenses	12
Expenses Before Non Operating Expenses	5,879
Bank Overdraft Expense	3
Total Expenses	5,882
Rebate from Morgan Stanley Affiliate (Note G)	(11)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Net Expenses	5,867
Net Investment Income	6,680
Realized Gain (Loss):
Investments Sold (Net of $2,516 of Capital Gain Country Tax)	12,207
Foreign Currency Transactions	(1,161)
Net Realized Gain	11,046
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $3,346)	62,428
Foreign Currency Translations	7
Net Change in Unrealized Appreciation (Depreciation)	62,435
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	73,481
Net Increase in Net Assets Resulting from Operations	$80,161

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Frontier Markets Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,680	$11,125
Net Realized Gain (Loss)	11,046	(65,651)
Net Change in Unrealized Appreciation (Depreciation)	62,435	79,451
Net Increase in Net Assets Resulting from Operations	80,161	24,925
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(6,910)
Paid-in-Capital	—	(132)
Class A:
Net Investment Income	—	(900)
Paid-in-Capital	—	(23)
Class L:
Net Investment Income	—	(2)
Paid-in-Capital	—	(1)
Class C:
Net Investment Income	—	(5)
Paid-in-Capital	—	(1)
Class IS:
Net Investment Income	—	(163)
Paid-in-Capital	—	(3)
Total Distributions	—	(8,140)
Capital Share Transactions:(1)
Class I:
Subscribed	111,522	227,451
Distributions Reinvested	—	4,530
Redeemed	(128,993)	(252,360)
Class A:
Subscribed	12,583	33,925
Distributions Reinvested	—	923
Redeemed	(24,751)	(28,799)
Class L:
Distributions Reinvested	—	3
Redeemed	(412)	(1,934)
Class C:
Subscribed	884	663
Distributions Reinvested	—	6
Redeemed	(364)	(193)
Class IS:
Subscribed	7,762	4,172
Distributions Reinvested	—	166
Redeemed	(9,188)	(295)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(30,957)	(11,742)
Redemption Fees	8	19
Total Increase in Net Assets	49,212	5,062
Net Assets:
Beginning of Period	633,091	628,029
End of Period (Including Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $6,427 and $(253), respectively)	$682,303	$633,091

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Frontier Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,939	13,505
Shares Issued on Distributions Reinvested	—	267
Shares Redeemed	(6,826)	(14,884)
Net Decrease in Class I Shares Outstanding	(887)	(1,112)
Class A:
Shares Subscribed	686	2,007
Shares Issued on Distributions Reinvested	—	55
Shares Redeemed	(1,316)	(1,697)
Net Increase (Decrease) in Class A Shares Outstanding	(630)	365
Class L:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(22)	(115)
Net Decrease in Class L Shares Outstanding	(22)	(115)
Class C:
Shares Subscribed	48	41
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(19)	(12)
Net Increase in Class C Shares Outstanding	29	29
Class IS:
Shares Subscribed	405	245
Shares Issued on Distributions Reinvested	—	10
Shares Redeemed	(488)	(17)
Net Increase (Decrease) in Class IS Shares Outstanding	(83)	238

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Frontier Markets Portfolio

	Class I
	Six Months Ended		Year Ended December 31,								Period from November 1, 2012 to		Year Ended
	June 30, 2017										December 31,		October 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012		2012(2)
Net Asset Value, Beginning of Period	$17.39		$16.98		$19.15		$18.86		$14.24		$14.00		$12.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.19		0.31		0.19		0.25		0.09		(0.03)		0.19
Net Realized and Unrealized Gain (Loss)	2.03		0.33		(2.21)		0.23		4.60		0.56		1.26
Total from Investment Operations	2.22		0.64		(2.02)		0.48		4.69		0.53		1.45
Distributions from and/or in Excess of:
Net Investment Income	—		(0.23)		(0.14)		(0.18)		(0.07)		(0.30)		(0.22)
Paid-in-Capital	—		(0.00	)(4)	(0.01)		(0.01)		—		—		—
Total Distributions	—		(0.23)		(0.15)		(0.19)		(0.07)		(0.30)		(0.22)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.01		0.02
Net Asset Value, End of Period	$19.61		$17.39		$16.98		$19.15		$18.86		$14.24		$14.00
Total Return (5)	12.77	%(8)	3.83%		(10.58)%		2.66%		32.95%		3.94	%(8)	12.03%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$575,174		$525,664		$531,927		$547,535		$239,378		$51,415		$58,729
Ratio of Expenses to Average Net Assets (10)	1.68	%(6)(9)	1.67	%(6)	1.72	%(6)	1.69	%(6)	1.77	%(6)	1.85	%(6)(9)	2.38	%(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.68	%(6)(9)	N/A		N/A		1.71	%(6)	N/A		N/A		2.38	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	2.02	%(6)(9)	1.82	%(6)	1.02	%(6)	1.23	%(6)	0.54	%(6)	(1.23	)%(6)(9)	1.47	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)(9)	0.01%
Portfolio Turnover Rate	23	%(8)	30%		37%		52%		34%		13	%(8)	59%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.69%		N/A		1.72%		1.89%		3.31	%(9)	2.47%
Net Investment Income (Loss) to Average Net Assets	N/A		1.80%		N/A		1.20%		0.42%		(2.69	)%(9)	1.38%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio (the "Fund"). Per share data and ratios shown for Class I shares reflects the historical per share data and performance of the Predecessor Fund for periods prior to September 17, 2012.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Frontier Markets Portfolio

	Class A
	Six Months Ended		Year Ended December 31,								Period from November 1, 2012 to		Period from September 14, 2012(2) to
	June 30, 2017										December 31,		October 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012		2012
Net Asset Value, Beginning of Period	$17.31		$16.90		$19.06		$18.78		$14.20		$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.16		0.24		0.11		0.18		(0.15)		(0.03)		(0.02)
Net Realized and Unrealized Gain (Loss)	2.01		0.35		(2.18)		0.24		4.79		0.56		0.23
Total from Investment Operations	2.17		0.59		(2.07)		0.42		4.64		0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	—		(0.18)		(0.08)		(0.13)		(0.06)		(0.30)		—
Paid-in-Capital	—		(0.00	)(4)	(0.01)		(0.01)		—		—		—
Total Distributions	—		(0.18)		(0.09)		(0.14)		(0.06)		(0.30)		—
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—		—
Net Asset Value, End of Period	$19.48		$17.31		$16.90		$19.06		$18.78		$14.20		$13.97
Total Return (5)	12.54	%(9)	3.49%		(10.90)%		2.39%		32.53%		3.77	%(9)	1.67	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,931		$90,817		$82,480		$76,839		$23,762		$10		$10
Ratio of Expenses to Average Net Assets (11)	2.01	%(6)(10)	2.01	%(6)	2.07	%(6)	2.02	%(6)	1.95	%(6)(7)	2.10	%(6)(10)	2.10	%(6)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.01	%(6)(10)	N/A		N/A		2.04	%(6)	N/A		N/A		2.09	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.69	%(6)(10)	1.40	%(6)	0.60	%(6)	0.90	%(6)	(0.81	)%(6)	(1.48	)%(6)(10)	(0.88	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.01%		0.01%		0.00	%(8)(10)	0.01	%(10)
Portfolio Turnover Rate	23	%(9)	30%		37%		52%		34%		13	%(9)	59	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		2.03%		N/A		2.05%		N/A		3.56	%(10)	2.92	%(10)
Net Investment Income (Loss) to Average Net Assets	N/A		1.38%		N/A		0.87%		N/A		(2.94	)%(10)	(1.70	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Frontier Markets Portfolio

	Class L
	Six Months Ended		Year Ended December 31,								Period from November 1, 2012 to		Period from September 14, 2012(2) to
	June 30, 2017										December 31,		October 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012		2012
Net Asset Value, Beginning of Period	$17.25		$16.79		$18.96		$18.71		$14.19		$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.09		0.15		0.05		0.06		(0.16)		(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	2.01		0.32		(2.22)		0.25		4.69		0.57		0.22
Total from Investment Operations	2.10		0.47		(2.17)		0.31		4.53		0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		(0.05)		(0.01)		(0.29)		—
Paid-in-Capital	—		(0.00	)(4)	—		(0.01)		—		—		—
Total Distributions	—		(0.01)		—		(0.06)		(0.01)		(0.29)		—
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—		—
Net Asset Value, End of Period	$19.35		$17.25		$16.79		$18.96		$18.71		$14.19		$13.96
Total Return (5)	12.17	%(9)	2.77%		(11.49)%		1.77%		31.81%		3.71	%(9)	1.60	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,521		$2,630		$4,490		$8,003		$3,212		$10		$10
Ratio of Expenses to Average Net Assets (11)	2.70	%(6)(10)	2.70	%(6)	2.70	%(6)	2.65	%(6)	2.53	%(6)(7)	2.60	%(6)(10)	2.60	%(6)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.70	%(6)(10)	N/A		N/A		2.67	%(6)	N/A		N/A		2.59	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	0.97	%(6)(10)	0.88	%(6)	0.26	%(6)	0.27	%(6)	(0.92	)%(6)	(1.98	)%(6)(10)	(1.37	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)(10)	0.01	%(10)
Portfolio Turnover Rate	23	%(9)	30%		37%		52%		34%		13	%(9)	59	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.98	%(10)	2.80%		2.73%		2.68%		N/A		4.08	%(10)	3.49	%(10)
Net Investment Income (Loss) to Average Net Assets	0.69	%(10)	0.78%		0.23%		0.24%		N/A		(3.46	)%(10)	(2.26	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Frontier Markets Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$17.07		$16.69		$19.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.09		0.10		(0.16)
Net Realized and Unrealized Gain (Loss)	1.98		0.34		(2.60)
Total from Investment Operations	2.07		0.44		(2.76)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)		(0.07)
Paid-in-Capital	—		(0.00	)(4)	(0.01)
Total Distributions	—		(0.06)		(0.08)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$19.14		$17.07		$16.69
Total Return (5)	12.13	%(8)	2.63%		(14.10	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,710		$1,925		$1,400
Ratio of Expenses to Average Net Assets (10)	2.76	%(6)(9)	2.88	%(6)	2.95	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.76	%(6)(9)	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	1.03	%(6)(9)	0.57	%(6)	(1.38	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	23	%(8)	30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	N/A		2.89%		3.17	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		0.56%		(1.60	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Frontier Markets Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from February 27, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$17.39		$16.97		$19.28
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.21		0.30		0.26
Net Realized and Unrealized Gain (Loss)	2.00		0.36		(2.41)
Total from Investment Operations	2.21		0.66		(2.15)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.24)		(0.15)
Paid-in-Capital	—		(0.00	)(4)	(0.01)
Total Distributions	—		(0.24)		(0.16)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$19.60		$17.39		$16.97
Total Return (5)	12.77	%(8)	3.88%		(11.14	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,967		$12,055		$7,732
Ratio of Expenses to Average Net Assets (10)	1.63	%(6)(9)	1.62	%(6)	1.68	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.63%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.22	%(6)(9)	1.75	%(6)	1.67	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	23	%(8)	30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.64%		1.68	%(9)
Net Investment Income to Average Net Assets	N/A		1.73%		1.67	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Markets Portfolio (name changed on March 31, 2017, formerly Frontier Emerging Markets Portfolio). The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

(6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$6,256	$—	$—	$6,256
Airlines	23,620	—	—	23,620
Automobiles	5,420	—	—	5,420
Banks	292,752	—	—	292,752
Beverages	27,534	—	—	27,534
Capital Markets	11,123	—	—	11,123
Construction Materials	25,727	—	—	25,727
Diversified Consumer Services	15,128	—	—	15,128
Electric Utilities	24,216	—	—	24,216
Electrical Equipment	10,807	—	—	10,807
Food Products	43,402	—	—	43,402
Health Care Providers & Services	18,485	—	—	18,485
Hotels, Restaurants & Leisure	9,591	—	—	9,591
Internet Software & Services	12,943	—	—	12,943
Oil, Gas & Consumable Fuels	50,941	—	—	50,941
Pharmaceuticals	21,731	—	—	21,731
Real Estate Management & Development	10,464	—	—	10,464
Software	13,981	—	—	13,981
Transportation Infrastructure	18,472	—	—	18,472
Wireless Telecommunication Services	25,988	—	—	25,988
Total Common Stocks	668,581	—	—	668,581
Participation Notes	—	17,795	—	17,795
Short-Term Investment
Investment Company	1,422	—	—	1,422
Total Assets	$670,003	$17,795	$—	$687,798

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

quarterly, at an annual rate of 1.25% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $151,962,000 and $183,397,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

approximately $11,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$4,479	$112,903	$115,960	$36	$1,422

During the six months ended June 30, 2017, the Fund incurred approximately $30,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$7,980	$—	$160	$4,967	$—	$232

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and an expired capital loss carryforward resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(3,286)	$23,296	$(20,010)

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

At December 31, 2016, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $49,958,000 and $77,987,000 respectively, that do not have an expiration date.

In addition, at December 31, 2016, the Fund had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$4,191	December 31, 2017

During the year ended December 31, 2016, capital loss carryforwards of approximately $20,010,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$242	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 55.1%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee and total expense ratio were lower than its peer group averages, while its actual management fee was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMSAN
1860555 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	14
Investment Advisory Agreement Approval	22
Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,229.40	$1,019.34	$6.08	$5.51	1.10%
Global Advantage Portfolio Class A	1,000.00	1,226.50	1,017.60	8.00	7.25	1.45
Global Advantage Portfolio Class L	1,000.00	1,224.90	1,015.12	10.76	9.74	1.95
Global Advantage Portfolio Class C	1,000.00	1,223.00	1,013.88	12.13	10.99	2.20

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
China (10.4%)
Alibaba Group Holding Ltd. ADR (a)	3,081	$434
Tencent Holdings Ltd. (b)	10,800	386
		820
Denmark (1.5%)
Novo Nordisk A/S Series B	2,770	118
France (8.8%)
Hermes International	393	194
LVMH Moet Hennessy Louis Vuitton SE	2,017	503
		697
Germany (1.6%)
ThyssenKrupp AG	4,510	128
Italy (1.5%)
Brunello Cucinelli SpA	4,449	117
Japan (1.5%)
Calbee, Inc.	3,100	122
Spain (1.4%)
Industria de Diseno Textil SA	2,936	113
United Kingdom (10.0%)
BBA Aviation PLC	67,918	272
Fevertree Drinks PLC	5,310	118
Whitbread PLC	7,739	400
		790
United States (59.7%)
Activision Blizzard, Inc.	2,013	116
Alphabet, Inc., Class C (a)	399	363
Amazon.com, Inc. (a)	519	502
Berkshire Hathaway, Inc., Class B (a)	1,643	278
Facebook, Inc., Class A (a)	3,185	481
IHS Markit Ltd. (a)	4,338	191
Liberty Media Corp.-Liberty Formula One, Class C (a)	3,759	138
Mastercard, Inc., Class A	2,137	260
MercadoLibre, Inc.	713	179
MSCI, Inc.	1,161	120
Priceline Group, Inc. (The) (a)	149	279
S&P Global, Inc.	1,930	282
Salesforce.com, Inc. (a)	2,271	197
Starbucks Corp.	4,683	273
TransDigm Group, Inc.	452	121
Twitter, Inc. (a)	5,222	93
United Technologies Corp.	2,291	280
Verisk Analytics, Inc. (a)	1,459	123
Visa, Inc., Class A	1,423	133
Workday, Inc., Class A (a)	1,953	189
Zoetis, Inc.	1,962	122
		4,720
Total Common Stocks (Cost $5,979)		7,625
	Notional Amount (000)	Value (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY November 2017 @ CNY 7.40, Royal Bank of Scotland (Cost $4)	1,157	$1
	Shares
Short-Term Investment (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $153)	153,149	153
Total Investments (98.3%) (Cost $6,136) (c)		7,779
Other Assets in Excess of Liabilities (1.7%)		135
Net Assets (100.0%)		$7,914

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,739,000 and the aggregate gross unrealized depreciation is approximately $96,000, resulting in net unrealized appreciation of approximately $1,643,000.

ADR  American Depositary Receipt.

CNY —  Chinese Yuan Renminbi

USD —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Internet Software & Services	24.9%
Other*	24.1
Textiles, Apparel & Luxury Goods	10.5
Internet & Direct Marketing Retail	10.0
Hotels, Restaurants & Leisure	8.6
Software	6.5
Capital Markets	5.2
Aerospace & Defense	5.2
Information Technology Services	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Advantage Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,983)	$7,626
Investment in Security of Affiliated Issuer, at Value (Cost $153)	153
Total Investments in Securities, at Value (Cost $6,136)	7,779
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	40
Receivable for Investments Sold	39
Due from Adviser	35
Dividends Receivable	6
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	51
Total Assets	7,951
Liabilities:
Payable for Professional Fees	26
Payable for Custodian Fees	4
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	4
Total Liabilities	37
Net Assets	$7,914
Net Assets Consist of:
Paid-in-Capital	$5,897
Accumulated Net Investment Loss	(16)
Accumulated Net Realized Gain	390
Unrealized Appreciation (Depreciation) on:
Investments	1,643
Foreign Currency Translations	—	@
Net Assets	$7,914

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$3,764
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	252,593
Net Asset Value, Offering and Redemption Price Per Share	$14.90
CLASS A:
Net Assets	$3,521
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	238,988
Net Asset Value, Redemption Price Per Share	$14.73
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.82
Maximum Offering Price Per Share	$15.55
CLASS L:
Net Assets	$239
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,658
Net Asset Value, Offering and Redemption Price Per Share	$14.38
CLASS C:
Net Assets	$390
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	27,343
Net Asset Value, Offering and Redemption Price Per Share	$14.26

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Advantage Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$33
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	33
Expenses:
Professional Fees	50
Advisory Fees (Note B)	28
Registration Fees	21
Custodian Fees (Note F)	6
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	1
Shareholder Reporting Fees	5
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Administration Fees (Note C)	3
Pricing Fees	3
Directors' Fees and Expenses	2
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	8
Total Expenses	136
Expenses Reimbursed by Adviser (Note B)	(59)
Waiver of Advisory Fees (Note B)	(28)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	46
Net Investment Loss	(13)
Realized Gain:
Investments Sold	431
Foreign Currency Transactions	—	@
Net Realized Gain	431
Change in Unrealized Appreciation (Depreciation):
Investments	995
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	995
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,426
Net Increase in Net Assets Resulting from Operations	$1,413

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Advantage Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(13)	$(18)
Net Realized Gain	431	46
Net Change in Unrealized Appreciation (Depreciation)	995	110
Net Increase in Net Assets Resulting from Operations	1,413	138
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(61)
Class A:
Net Realized Gain	—	(74)
Class L:
Net Realized Gain	—	(6)
Class C:
Net Realized Gain	—	(5)
Total Distributions	—	(146)
Capital Share Transactions:(1)
Class I:
Subscribed	222	2,106
Distributions Reinvested	—	58
Redeemed	(397)	(671)
Class A:
Subscribed	386	1,326
Distributions Reinvested	—	71
Redeemed	(116)	(2,218)
Class L:
Exchanged	21	21
Distributions Reinvested	—	4
Redeemed	(44)	(183)
Class C:
Subscribed	170	223
Distributions Reinvested	—	5
Redeemed	(7)	(108)
Net Increase in Net Assets Resulting from Capital Share Transactions	235	634
Total Increase in Net Assets	1,648	626
Net Assets:
Beginning of Period	6,266	5,640
End of Period (Including Accumulated Net Investment Loss of $(16) and $(3))	$7,914	$6,266

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	16	171
Shares Issued on Distributions Reinvested	—	5
Shares Redeemed	(30)	(54)
Net Increase (Decrease) in Class I Shares Outstanding	(14)	122
Class A:
Shares Subscribed	27	114
Shares Issued on Distributions Reinvested	—	6
Shares Redeemed	(8)	(178)
Net Increase (Decrease) in Class A Shares Outstanding	19	(58)
Class L:
Shares Exchanged	3	2
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(5)	(15)
Net Decrease in Class L Shares Outstanding	(2)	(13)
Class C:
Shares Subscribed	13	20
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(1)	(9)
Net Increase in Class C Shares Outstanding	12	11

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Advantage Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.12		$12.36		$12.74		$13.57		$11.37		$9.97
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.01)		0.00	(3)	0.05		0.05		0.04		0.16
Net Realized and Unrealized Gain	2.79		0.02		0.46		0.04		3.27		2.12
Total from Investment Operations	2.78		0.02		0.51		0.09		3.31		2.28
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)		(0.01)		(0.08)		(0.12)
Net Realized Gain	—		(0.26)		(0.86)		(0.91)		(1.03)		(0.76)
Total Distributions	—		(0.26)		(0.89)		(0.92)		(1.11)		(0.88)
Net Asset Value, End of Period	$14.90		$12.12		$12.36		$12.74		$13.57		$11.37
Total Return (4)	22.94	%(8)	0.21%		3.85%		0.83%		29.71%		22.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,764		$3,229		$1,785		$3,181		$2,868		$1,129
Ratio of Expenses to Average Net Assets (10)	1.10	%(5)(9)	1.09	%(5)	1.11	%(5)(6)	1.30	%(5)	1.29	%(5)	1.30	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	(0.15	)%(5)(9)	0.04	%(5)	0.37	%(5)	0.40	%(5)	0.29	%(5)	1.39	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	42	%(8)	90%		90%		46%		57%		63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.67	%(9)	3.82%		5.38%		5.31%		8.07%		7.28%
Net Investment Loss to Average Net Assets	(2.72	)%(9)	(2.69)%		(3.90)%		(3.61)%		(6.49)%		(4.59)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.30% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Advantage Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.01		$12.29		$12.70		$13.57		$11.36		$9.97
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.03)		(0.05)		(0.04)		0.01		(0.04)		0.13
Net Realized and Unrealized Gain	2.75		0.03		0.49		0.04		3.31		2.11
Total from Investment Operations	2.72		(0.02)		0.45		0.05		3.27		2.24
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.03)		(0.09)
Net Realized Gain	—		(0.26)		(0.86)		(0.91)		(1.03)		(0.76)
Total Distributions	—		(0.26)		(0.86)		(0.92)		(1.06)		(0.85)
Net Asset Value, End of Period	$14.73		$12.01		$12.29		$12.70		$13.57		$11.36
Total Return (3)	22.65	%(8)	(0.11)%		3.40%		0.46%		29.48%		22.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,521		$2,640		$3,414		$790		$681		$114
Ratio of Expenses to Average Net Assets (10)	1.45	%(4)(9)	1.44	%(4)	1.45	%(4)(6)	1.65	%(4)	1.60	%(4)(5)	1.55	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	(0.48	)%(4)(9)	(0.38	)%(4)	(0.34	)%(4)	0.05	%(4)	(0.35	)%(4)	1.14	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.01%		0.01%		0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	42	%(8)	90%		90%		46%		57%		63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.93	%(9)	4.09%		5.92%		5.79%		8.43%		7.53%
Net Investment Loss to Average Net Assets	(2.96	)%(9)	(3.03)%		(4.81)%		(4.09)%		(7.18)%		(4.84)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Advantage Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.74		$12.09		$12.56		$13.50		$11.35		$9.96
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.07)		(0.10)		(0.08)		(0.06)		(0.09)		0.07
Net Realized and Unrealized Gain	2.71		0.01		0.47		0.04		3.28		2.11
Total from Investment Operations	2.64		(0.09)		0.39		(0.02)		3.19		2.18
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.01)		(0.03)
Net Realized Gain	—		(0.26)		(0.86)		(0.91)		(1.03)		(0.76)
Total Distributions	—		(0.26)		(0.86)		(0.92)		(1.04)		(0.79)
Net Asset Value, End of Period	$14.38		$11.74		$12.09		$12.56		$13.50		$11.35
Total Return (3)	22.49	%(8)	(0.70)%		2.96%		(0.07)%		28.78%		21.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$239		$217		$382		$338		$254		$113
Ratio of Expenses to Average Net Assets (10)	1.95	%(4)(9)	1.94	%(4)	1.96	%(4)(6)	2.15	%(4)	2.09	%(4)(5)	2.05	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	(1.00	)%(4)(9)	(0.86	)%(4)	(0.60	)%(4)	(0.45	)%(4)	(0.71	)%(4)	0.64	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	42	%(8)	90%		90%		46%		57%		63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.12	%(9)	5.12%		6.58%		6.55%		9.07%		8.03%
Net Investment Loss to Average Net Assets	(4.17	)%(9)	(4.04)%		(5.22)%		(4.85)%		(7.69)%		(5.34)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to January 23, 2015, the maximum ratio was 2.15% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$11.66		$12.04		$13.30
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.08)		(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss)	2.68		0.01		(0.26)
Total from Investment Operations	2.60		(0.12)		(0.37)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	—		(0.26)		(0.86)
Total Distributions	—		(0.26)		(0.89)
Net Asset Value, End of Period	$14.26		$11.66		$12.04
Total Return (4)	22.30	%(7)	(0.95)%		(2.94	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$390		$180		$59
Ratio of Expenses to Average Net Assets (9)	2.20	%(5)(8)	2.19	%(5)	2.20	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(1.23	)%(5)(8)	(1.12	)%(5)	(1.33	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	42	%(7)	90%		90%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.45	%(8)	6.12%		12.84	%(8)
Net Investment Loss to Average Net Assets	(4.48	)%(8)	(5.05)%		(11.97	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$401	$—	$—	$401
Beverages	118	—	—	118
Capital Markets	402	—	—	402
Diversified Financial Services	278	—	—	278
Food Products	122	—	—	122
Hotels, Restaurants & Leisure	673	—	—	673
Information Technology Services	393	—	—	393
Internet & Direct Marketing Retail	781	—	—	781
Internet Software & Services	1,936	—	—	1,936
Media	138	—	—	138
Metals & Mining	128	—	—	128
Pharmaceuticals	240	—	—	240
Professional Services	314	—	—	314
Software	502	—	—	502
Specialty Retail	113	—	—	113
Textiles, Apparel & Luxury Goods	814	—	—	814
Transportation Infrastructure	272	—	—	272
Total Common Stocks	7,625	—	—	7,625
Call Option Purchased	—	1	—	1
Short-Term Investment
Investment Company	153	—	—	153
Total Assets	$7,778	$1	$—	$7,779

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$1	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(3)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(3)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$1	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1	$—	$—	$1

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	919,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares and 2.20% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $28,000 of advisory fees were waived and approximately $62,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $2,876,000 and $2,865,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2017 (000)
$29	$1,578	$1,454	$—	@	$153

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$146	$7	$350

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$19	$5	$(24)

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31,

2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$3	$6

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 77.3%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was equal to its peer group average and the actual management fee was lower than its peer group average. The Board also noted that the total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

27

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGASAN
1858189 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	13
Investment Advisory Agreement Approval	18
Privacy Notice	20
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Concentrated Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$1,113.20	$1,019.89	$5.19	$4.96	0.99%
Global Concentrated Portfolio Class A	1,000.00	1,111.30	1,018.10	7.07	6.76	1.35
Global Concentrated Portfolio Class C	1,000.00	1,106.40	1,014.38	10.97	10.49	2.10
Global Concentrated Portfolio Class IS	1,000.00	1,114.20	1,020.08	4.98	4.76	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
China (12.5%)
TAL Education Group ADR	3,065	$375
Tencent Holdings Ltd. ADR	22,847	822
		1,197
Ireland (6.4%)
Ryanair Holdings PLC ADR (a)	5,747	618
Japan (4.3%)
Nippon Telegraph & Telephone Corp. ADR	8,692	410
Switzerland (10.0%)
ABB Ltd. ADR	18,837	469
UBS Group AG (Registered) (a)	28,845	490
		959
Taiwan (6.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,747	620
United States (58.6%)
Allergan PLC	1,518	369
Alphabet, Inc., Class A (a)	577	536
Comcast Corp., Class A	15,019	585
Emerson Electric Co.	4,391	262
Franklin Resources, Inc.	11,844	530
Illinois Tool Works, Inc.	2,812	403
JPMorgan Chase & Co.	5,399	493
Mastercard, Inc., Class A	2,215	269
National Oilwell Varco, Inc.	10,555	348
Priceline Group, Inc. (The) (a)	339	634
QUALCOMM, Inc.	6,236	344
Synchrony Financial	9,880	295
VMware, Inc., Class A (a)	6,218	544
		5,612
Total Common Stocks (Cost $8,132)		9,416
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $127)	126,943	127
Total Investments (99.6%) (Cost $8,259) (b)		9,543
Other Assets in Excess of Liabilities (0.4%)		36
Net Assets (100.0%)		$9,579

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,369,000 and the aggregate gross unrealized depreciation is approximately $85,000, resulting in net unrealized appreciation of approximately $1,284,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.2%
Internet Software & Services	14.2
Capital Markets	10.7
Semiconductors & Semiconductor Equipment	10.1
Electrical Equipment	7.7
Internet & Direct Marketing Retail	6.6
Airlines	6.5
Media	6.1
Software	5.7
Banks	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Concentrated Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,132)	$9,416
Investment in Security of Affiliated Issuer, at Value (Cost $127)	127
Total Investments in Securities, at Value (Cost $8,259)	9,543
Due from Adviser	51
Dividends Receivable	23
Receivable for Fund Shares Sold	11
Receivable from Affiliate	—	@
Other Assets	49
Total Assets	9,677
Liabilities:
Payable for Investments Purchased	70
Payable for Offering Costs	18
Payable for Professional Fees	5
Payable for Custodian Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	1
Total Liabilities	98
Net Assets	$9,579
Net Assets Consist of:
Paid-in-Capital	$8,567
Accumulated Undistributed Net Investment Income	2
Accumulated Net Realized Loss	(274)
Unrealized Appreciation (Depreciation) on:
Investments	1,284
Net Assets	$9,579

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Concentrated Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$7,384
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	652,604
Net Asset Value, Offering and Redemption Price Per Share	$11.31
CLASS A:
Net Assets	$1,016
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	90,083
Net Asset Value, Redemption Price Per Share	$11.28
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$11.91
CLASS C:
Net Assets	$1,168
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	103,944
Net Asset Value, Offering and Redemption Price Per Share	$11.23
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.32

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Concentrated Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$85
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	85
Expenses:
Offering Costs	48
Professional Fees	45
Advisory Fees (Note B)	34
Registration Fees	7
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	5
Shareholder Reporting Fees	4
Administration Fees (Note C)	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	2
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	7
Total Expenses	162
Expenses Reimbursed by Adviser (Note B)	(75)
Waiver of Advisory Fees (Note B)	(34)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	51
Net Investment Income	34
Realized Loss:
Investments Sold	(89)
Change in Unrealized Appreciation (Depreciation):
Investments	1,012
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	923
Net Increase in Net Assets Resulting from Operations	$957

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Concentrated Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$34	$17
Net Realized Loss	(89)	(185)
Net Change in Unrealized Appreciation (Depreciation)	1,012	272
Net Increase in Net Assets Resulting from Operations	957	104
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(43)
Class A:
Net Investment Income	—	(4)
Class C:
Net Investment Income	—	(2)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(49)
Capital Share Transactions:(1)
Class I:
Subscribed	225	8,440
Distributions Reinvested	—	11
Redeemed	(522)	(1,574)
Class A:
Subscribed	218	789
Distributions Reinvested	—	4
Redeemed	(75)	(12)
Class C:
Subscribed	229	870
Distributions Reinvested	—	2
Redeemed	(44)	(4)
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	31	8,536
Total Increase in Net Assets	988	8,591
Net Assets:
Beginning of Period	8,591	—
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $2 and $(32), respectively)	$9,579	$8,591
(1) Capital Share Transactions:
Class I:
Shares Subscribed	21	837
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(49)	(157)
Net Increase (Decrease) in Class I Shares Outstanding	(28)	681
Class A:
Shares Subscribed	20	78
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(7)	(1)
Net Increase in Class A Shares Outstanding	13	77
Class C:
Shares Subscribed	21	86
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(4)	(— @@)
Net Increase in Class C Shares Outstanding	17	86
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Concentrated Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.16		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05		0.03
Net Realized and Unrealized Gain	1.10		0.19
Total from Investment Operations	1.15		0.22
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)
Net Asset Value, End of Period	$11.31		$10.16
Total Return (3)	11.32	%(6)	2.24	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,384		$6,922
Ratio of Expenses to Average Net Assets (8)	0.99	%(4)(7)	0.97	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.91	%(4)(7)	0.48	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	36	%(6)	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.40	%(7)	3.57	%(7)
Net Investment Loss to Average Net Assets	(1.50	)%(7)	(2.12	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Concentrated Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	10.15		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.03		0.01
Net Realized and Unrealized Gain	1.10		0.19
Total from Investment Operations	1.13		0.20
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)
Net Asset Value, End of Period	$11.28		$10.15
Total Return (3)	11.13	%(6)	2.02	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,016		$782
Ratio of Expenses to Average Net Assets (8)	1.35	%(4)(7)	1.35	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.60	%(4)(7)	0.16	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	36	%(6)	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.89	%(7)	4.23	%(7)
Net Investment Loss to Average Net Assets	(1.94	)%(7)	(2.72	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Concentrated Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.01)		(0.04)
Net Realized and Unrealized Gain	1.09		0.21
Total from Investment Operations	1.08		0.17
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)
Net Asset Value, End of Period	$11.23		$10.15
Total Return (3)	10.64	%(6)	1.69	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,168		$877
Ratio of Expenses to Average Net Assets (8)	2.10	%(4)(7)	2.10	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.14	)%(4)(7)	(0.69	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	36	%(6)	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.59	%(7)	4.81	%(7)
Net Investment Loss to Average Net Assets	(2.63	)%(7)	(3.40	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Concentrated Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.16		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05		0.03
Net Realized and Unrealized Gain	1.11		0.20
Total from Investment Operations	1.16		0.23
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)
Net Asset Value, End of Period	$11.32		$10.16
Total Return (3)	11.42	%(6)	2.25	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10
Ratio of Expenses to Average Net Assets (8)	0.95	%(4)(7)	0.95	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.96	%(4)(7)	0.56	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	36	%(6)	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.78	%(7)	19.43	%(7)
Net Investment Loss to Average Net Assets	(16.87	)%(7)	(17.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the

13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$618	$—	$—	$618
Banks	493	—	—	493
Capital Markets	1,020	—	—	1,020
Consumer Finance	295	—	—	295
Diversified Consumer Services	375	—	—	375
Diversified Telecommunication Services	410	—	—	410
Electrical Equipment	731	—	—	731
Energy Equipment & Services	348	—	—	348
Information Technology Services	269	—	—	269
Internet & Direct Marketing Retail	634	—	—	634
Internet Software & Services	1,358	—	—	1,358
Machinery	403	—	—	403
Media	585	—	—	585
Pharmaceuticals	369	—	—	369
Semiconductors & Semiconductor Equipment	964	—	—	964
Software	544	—	—	544
Total Common Stocks	9,416	—	—	9,416
Short-Term Investment
Investment Company	127	—	—	127
Total Assets	$9,543	$—	$—	$9,543

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $34,000 of advisory fees

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

were waived and approximately $77,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $3,233,000 and $3,184,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2017 (000)
$107	$947	$927	$—	@	$127

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2016 was as follows:

2016 Distributions Paid From:
Ordinary Income (000)
$49

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$23	$—

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $121,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 40.8%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the period since the end of May 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was lower than its peer group average, its total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

23

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPSAN
1860540 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Core Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	12
Investment Advisory Agreement Approval	18
Privacy Notice	20
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Core Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$1,108.70	$1,019.98	$5.07	$4.86	0.97%
Global Core Portfolio Class A	1,000.00	1,106.80	1,018.10	7.05	6.76	1.35
Global Core Portfolio Class C	1,000.00	1,102.00	1,014.38	10.94	10.49	2.10
Global Core Portfolio Class IS	1,000.00	1,108.70	1,020.08	4.97	4.76	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Canada (0.5%)
Agnico-Eagle Mines Ltd.	1,285	$58
China (6.2%)
NetEase, Inc. ADR	379	114
TAL Education Group ADR	743	91
Tencent Holdings Ltd. ADR	14,174	509
		714
Germany (1.1%)
BASF SE ADR	1,292	120
Ireland (4.4%)
Ryanair Holdings PLC ADR (a)	4,746	511
Japan (5.2%)
Nippon Telegraph & Telephone Corp. ADR	11,221	529
Toyota Motor Corp. ADR	709	74
		603
Netherlands (1.3%)
AerCap Holdings N.V. (a)	3,225	150
Spain (2.1%)
Banco Bilbao Vizcaya Argentaria SA ADR	28,852	241
Switzerland (9.6%)
ABB Ltd. ADR	16,417	409
Logitech International SA (Registered)	4,667	171
UBS Group AG (Registered) (a)	31,334	532
		1,112
Taiwan (3.9%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,870	450
United Kingdom (4.2%)
British American Tobacco PLC ADR	5,323	365
Shire PLC ADR	692	114
		479
United States (59.9%)
Allergan PLC	1,253	305
Alphabet, Inc., Class A (a)	506	470
Ameriprise Financial, Inc.	2,833	361
Apple, Inc.	3,812	549
Broadcom Ltd.	1,870	436
Celgene Corp. (a)	228	30
Cigna Corp.	518	87
Comcast Corp., Class A	12,940	504
Danaher Corp.	1,167	98
Emerson Electric Co.	4,686	279
Franklin Resources, Inc.	10,500	470
Illinois Tool Works, Inc.	2,833	406
Invesco Ltd.	1,429	50
JPMorgan Chase & Co.	6,432	588
Mastercard, Inc., Class A	2,915	354
National Oilwell Varco, Inc.	7,265	239
Northrop Grumman Corp.	1,296	333
Priceline Group, Inc. (The) (a)	287	537
QUALCOMM, Inc.	4,599	254
	Shares	Value (000)
Schlumberger Ltd.	833	$55
Synchrony Financial	5,715	170
Target Corp.	893	47
VMware, Inc., Class A (a)	3,242	283
		6,905
Total Common Stocks (Cost $9,975)		11,343
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $108)	107,592	108
Total Investments (99.3%) (Cost $10,083) (b)		11,451
Other Assets in Excess of Liabilities (0.7%)		85
Net Assets (100.0%)		$11,536

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,495,000 and the aggregate gross unrealized depreciation is approximately $127,000, resulting in net unrealized appreciation of approximately $1,368,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	48.6%
Capital Markets	12.3
Semiconductors & Semiconductor Equipment	10.0
Internet Software & Services	9.6
Banks	7.2
Tech Hardware, Storage & Peripherals	6.3
Electrical Equipment	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Core Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,975)	$11,343
Investment in Security of Affiliated Issuer, at Value (Cost $108)	108
Total Investments in Securities, at Value (Cost $10,083)	11,451
Due from Adviser	48
Receivable for Investments Sold	32
Dividends Receivable	19
Receivable from Affiliate	—	@
Other Assets	50
Total Assets	11,600
Liabilities:
Payable for Investments Purchased	36
Payable for Offering Costs	18
Payable for Professional Fees	5
Payable for Custodian Fees	3
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Other Liabilities	—	@
Total Liabilities	64
Net Assets	$11,536
Net Assets Consist of:
Paid-in-Capital	$10,481
Accumulated Undistributed Net Investment Income	13
Accumulated Net Realized Loss	(326)
Unrealized Appreciation (Depreciation) on:
Investments	1,368
Net Assets	$11,536
CLASS I:
Net Assets	$9,104
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	818,732
Net Asset Value, Offering and Redemption Price Per Share	$11.12
CLASS A:
Net Assets	$1,392
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	125,579
Net Asset Value, Redemption Price Per Share	$11.09
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.61
Maximum Offering Price Per Share	$11.70
CLASS C:
Net Assets	$1,029
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	93,350
Net Asset Value, Offering and Redemption Price Per Share	$11.02
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.12

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Core Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$106
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	106
Expenses:
Offering Costs	48
Professional Fees	45
Advisory Fees (Note B)	40
Registration Fees	7
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	5
Shareholder Reporting Fees	4
Administration Fees (Note C)	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	3
Directors' Fees and Expenses	1
Pricing Fees	1
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	6
Total Expenses	170
Expenses Reimbursed by Adviser (Note B)	(69)
Waiver of Advisory Fees (Note B)	(40)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	59
Net Investment Income	47
Realized Loss:
Investments Sold	(222)
Change in Unrealized Appreciation (Depreciation):
Investments	1,232
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,010
Net Increase in Net Assets Resulting from Operations	$1,057

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Core Portfolio
Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$47	$28
Net Realized Loss	(222)	(104)
Net Change in Unrealized Appreciation (Depreciation)	1,232	136
Net Increase in Net Assets Resulting from Operations	1,057	60
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(50)
Class A:
Net Investment Income	—	(8)
Class C:
Net Investment Income	—	(4)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(62)
Capital Share Transactions:(1)
Class I:
Subscribed	1,773	6,525
Distributions Reinvested	—	11
Redeemed	(16)	(31)
Class A:
Subscribed	32	1,365
Distributions Reinvested	—	8
Redeemed	(35)	(102)
Class C:
Subscribed	94	904
Distributions Reinvested	—	4
Redeemed	(60)	(1)
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	1,788	8,693
Total Increase in Net Assets	2,845	8,691
Net Assets:
Beginning of Period	8,691	—
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $13 and $(34), respectively)	$11,536	$8,691
(1) Capital Share Transactions:
Class I:
Shares Subscribed	171	652
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(2)	(3)
Net Increase in Class I Shares Outstanding	169	650
Class A:
Shares Subscribed	3	135
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(3)	(10)
Net Increase (Decrease) in Class A Shares Outstanding	(— @)	126
Class C:
Shares Subscribed	9	90
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(6)	(— @@)
Net Increase in Class C Shares Outstanding	3	90
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Core Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.03		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05		0.05
Net Realized and Unrealized Gain	1.04		0.06
Total from Investment Operations	1.09		0.11
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)
Net Asset Value, End of Period	$11.12		$10.03
Total Return (3)	10.87	%(6)	1.08	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,104		$6,517
Ratio of Expenses to Average Net Assets (8)	0.97	%(4)(7)	0.98	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	1.02	%(4)(7)	0.82	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.01	%(7)
Portfolio Turnover Rate	27	%(6)	22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.01	%(7)	3.73	%(7)
Net Investment Loss to Average Net Assets	(1.02	)%(7)	(1.93	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Core Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.02		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.03		0.02
Net Realized and Unrealized Gain	1.04		0.06
Total from Investment Operations	1.07		0.08
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)
Net Asset Value, End of Period	$11.09		$10.02
Total Return (3)	10.68	%(6)	0.83	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,392		$1,263
Ratio of Expenses to Average Net Assets (8)	1.35	%(4)(7)	1.35	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.62	%(4)(7)	0.39	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	27	%(6)	22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.44	%(7)	4.16	%(7)
Net Investment Loss to Average Net Assets	(1.47	)%(7)	(2.42	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Core Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.01)		(0.02)
Net Realized and Unrealized Gain	1.03		0.06
Total from Investment Operations	1.02		0.04
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)
Net Asset Value, End of Period	$11.02		$10.00
Total Return (3)	10.20	%(6)	0.41	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,029		$901
Ratio of Expenses to Average Net Assets (8)	2.10	%(4)(7)	2.10	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.12	)%(4)(7)	(0.36	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	27	%(6)	22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.25	%(7)	5.02	%(7)
Net Investment Loss to Average Net Assets	(2.27	)%(7)	(3.28	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Core Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.03		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05		0.05
Net Realized and Unrealized Gain	1.04		0.06
Total from Investment Operations	1.09		0.11
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)
Net Asset Value, End of Period	$11.12		$10.03
Total Return (3)	10.87	%(6)	1.10	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10
Ratio of Expenses to Average Net Assets (8)	0.95	%(4)(7)	0.95	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	1.02	%(4)(7)	0.84	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	27	%(6)	22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.63	%(7)	19.70	%(7)
Net Investment Loss to Average Net Assets	(16.66	)%(7)	(17.91	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in

12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$333	$—	$—	$333
Airlines	511	—	—	511
Automobiles	74	—	—	74
Banks	829	—	—	829
Biotechnology	144	—	—	144
Capital Markets	1,413	—	—	1,413
Chemicals	120	—	—	120
Consumer Finance	170	—	—	170
Diversified Consumer Services	91	—	—	91
Diversified Telecommunication Services	529	—	—	529
Electrical Equipment	688	—	—	688
Energy Equipment & Services	294	—	—	294
Health Care Equipment & Supplies	98	—	—	98
Health Care Providers & Services	87	—	—	87
Information Technology Services	354	—	—	354
Internet & Direct Marketing Retail	537	—	—	537
Internet Software & Services	1,093	—	—	1,093
Machinery	406	—	—	406
Media	504	—	—	504
Metals & Mining	58	—	—	58
Multi-Line Retail	47	—	—	47
Pharmaceuticals	305	—	—	305
Semiconductors & Semiconductor Equipment	1,140	—	—	1,140
Software	283	—	—	283
Tech Hardware, Storage & Peripherals	720	—	—	720
Tobacco	365	—	—	365
Trading Companies & Distributors	150	—	—	150
Total Common Stocks	11,343	—	—	11,343
Short-Term Investment
Investment Company	108	—	—	108
Total Assets	$11,451	$—	$—	$11,451

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Over $1.5 million	Next $750 billion
0.75%	0.70%	0.65%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $40,000 of advisory fees were waived and approximately $71,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $4,607,000 and $2,852,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2017 (000)
$61	$1,935	$1,888	$—	@	$108

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2016 was as follows:

2016 Distributions Paid From:
Ordinary Income (000)
$62

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12	$—

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $65,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 43.0%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the period since the end of May 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was lower than its peer group average, its total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

U.S. Privacy Policy (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

U.S. Privacy Policy (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

U.S. Privacy Policy (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

23

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPSAN
1860552 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Discovery Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Investment Advisory Agreement Approval	28
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Discovery Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$1,149.90	$1,018.15	$7.14	$6.71	1.34%
Global Discovery Portfolio Class A	1,000.00	1,147.30	1,016.51	8.89	8.35	1.67
Global Discovery Portfolio Class L	1,000.00	1,144.60	1,013.98	11.59	10.89	2.18
Global Discovery Portfolio Class C	1,000.00	1,143.00	1,012.79	12.86	12.08	2.42

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (94.5%)
Brazil (5.4%)
JHSF Participacoes SA (a)	757,013	$432
Ouro Fino Saude Animal Participacoes SA	91,017	864
Porto Seguro SA	309,929	2,864
		4,160
Canada (6.2%)
Agrium, Inc.	52,553	4,763
Second Cup Ltd. (The) (a)	56,670	71
		4,834
Denmark (9.5%)
Novo Nordisk A/S Series B	170,989	7,322
France (16.3%)
Christian Dior SE	21,725	6,212
Criteo SA ADR (a)	51,166	2,510
Edenred	103,108	2,689
JCDecaux SA	37,080	1,216
		12,627
Germany (3.3%)
ThyssenKrupp AG	57,588	1,636
Vapiano SE (a)(b)	36,107	940
		2,576
Italy (1.1%)
Tamburi Investment Partners SpA	142,195	814
New Zealand (0.3%)
Kathmandu Holdings Ltd.	165,206	247
United Kingdom (7.9%)
BBA Aviation PLC	621,875	2,490
Clarkson PLC	30,709	1,010
Whitbread PLC	50,974	2,634
		6,134
United States (44.5%)
Biogen, Inc. (a)	9,861	2,676
BWX Technologies, Inc.	24,659	1,202
Cars.com, Inc. (a)	46,323	1,234
Container Store Group, Inc. (The) (a)	44,950	266
Dillard's, Inc., Class A (c)	40,976	2,364
Dril-Quip, Inc. (a)	26,589	1,298
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $25; acquired 5/1/12)	2,743	24
Habit Restaurants, Inc. (The) (a)	4,964	78
Harley-Davidson, Inc.	27,936	1,509
Hewlett Packard Enterprise Co.	67,690	1,123
Mosaic Co. (The)	108,854	2,485
Potbelly Corp. (a)	122,216	1,405
TEGNA, Inc.	123,294	1,777
Terex Corp.	42,795	1,605
	Shares	Value (000)
Time Warner, Inc.	80,584	$8,091
United Technologies Corp.	21,007	2,565
Welbilt, Inc. (a)	255,388	4,814
		34,516
Total Common Stocks (Cost $66,555)		73,230
Preferred Stocks (0.6%)
India (0.2%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $44; acquired 10/4/13)	1,910	135
United States (0.4%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $78; acquired 4/16/14)	1,917	207
Blue Bottle Coffee, Inc. Series B (a)(d)(e)(f) (acquisition cost — $56; acquirred 1/24/14)	3,945	51
DOMO, Inc. (a)(d)(e)(f) (acquisition cost — $37; acquired 1/31/14 - 2/7/14)	9,082	58
Lookout, Inc. Series F (a)(d)(e)(f) (acquisition cost — $73; acquired 6/17/14)	6,374	20
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $9; acquired 7/19/12)	2,935	12
Palantir Technologies, Inc. Series H (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572	6
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572	6
		360
Total Preferred Stocks (Cost $309)		495
Convertible Preferred Stock (0.0%)
United States (0.0%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $3; acquired 5/25/12) (Cost $3)	277	2
	Notional Amount (000)
Call Options Purchased (0.8%)
United States (0.8%)
Harley-Davidson, Inc. January 2019 @ $45, UBS Securities, LLC (g)	40	491
United Technologies Corp. January 2018 @ $120, UBS Securities, LLC (g)	14	91
Total Call Options Purchased (Cost $708)		582
	Shares
Short-Term Investments (5.6%)
Securities held as Collateral on Loaned Securities (1.2%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	710,574	711

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Global Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $86; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $88)	$86	$86
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $79; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $80)	79	79
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $56; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $57)	56	56
		221
Total Securities held as Collateral on Loaned Securities (Cost $932)		932
	Shares
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $3,449)	3,449,355	3,449
Total Short-Term Investments (Cost $4,381)		4,381
Total Investments (101.5%) (Cost $71,956) Including $885 of Securities Loaned (h)(i)		78,690
Liabilities in Excess of Other Assets (–1.5%)		(1,157)
Net Assets (100.0%)		$77,533

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at June 30, 2017.

(d)  At June 30, 2017, the Fund held fair valued securities valued at approximately $521,000, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at June 30, 2017.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2017, amounts to approximately $521,000 and represents 0.7% of net assets.

(g)  Cleared option.

(h)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(i)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $7,631,000 and the aggregate gross unrealized depreciation is approximately $897,000, resulting in net unrealized appreciation of approximately $6,734,000.

ADR  American Depositary Receipt.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG	EUR	106	$113	8/24/17	$(9)
UBS AG	EUR	601	$645	10/12/17	(45)
UBS AG	EUR	340	$373	11/15/17	(18)
UBS AG	KRW	133,872	$117	8/24/17	— @
UBS AG	KRW	765,055	$675	10/12/17	6
UBS AG	KRW	418,670	$373	11/15/17	6
					$(60)

EUR  —  Euro

KRW  —  South Korean Won

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Global Discovery Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	43.0%
Media	14.2
Pharmaceuticals	10.5
Chemicals	9.3
Machinery	8.3
Textiles, Apparel & Luxury Goods	8.0
Hotels, Restaurants & Leisure	6.7
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $60,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Discovery Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $67,796)	$74,530
Investment in Security of Affiliated Issuer, at Value (Cost $4,160)	4,160
Total Investments in Securities, at Value (Cost $71,956)	78,690
Foreign Currency, at Value (Cost $36)	36
Receivable for Fund Shares Sold	835
Dividends Receivable	94
Tax Reclaim Receivable	17
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	12
Receivable from Affiliate	2
Other Assets	68
Total Assets	79,754
Liabilities:
Collateral on Securities Loaned, at Value	932
Payable for Investments Purchased	905
Payable for Advisory Fees	138
Payable for Fund Shares Redeemed	130
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	72
Payable for Professional Fees	26
Payable for Shareholder Services Fees — Class A	6
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	7
Payable for Administration Fees	5
Payable for Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	—	@
Total Liabilities	2,221
Net Assets	$77,533
Net Assets Consist Of:
Paid-in-Capital	$67,148
Accumulated Undistributed Net Investment Income	8
Accumulated Net Realized Gain	3,701
Unrealized Appreciation (Depreciation) on:
Investments	6,734
Foreign Currency Forward Exchange Contracts	(60)
Foreign Currency Translations	2
Net Assets	$77,533

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$36,487
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,366,546
Net Asset Value, Offering and Redemption Price Per Share	$15.42
CLASS A:
Net Assets	$32,376
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,110,995
Net Asset Value, Redemption Price Per Share	$15.34
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.85
Maximum Offering Price Per Share	$16.19
CLASS L:
Net Assets	$296
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,450
Net Asset Value, Offering and Redemption Price Per Share	$15.20
CLASS C:
Net Assets	$8,374
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	557,209
Net Asset Value, Offering and Redemption Price Per Share	$15.03
(1) Including: Securities on Loan, at Value:	$885

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Discovery Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $41 of Foreign Taxes Withheld)	$475
Dividends from Security of Affiliated Issuer (Note G)	12
Income from Securities Loaned — Net	1
Total Investment Income	488
Expenses:
Advisory Fees (Note B)	240
Shareholder Services Fees — Class A (Note D)	32
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	33
Professional Fees	50
Registration Fees	23
Administration Fees (Note C)	21
Sub Transfer Agency Fees — Class I	4
Sub Transfer Agency Fees — Class A	9
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	2
Shareholder Reporting Fees	6
Pricing Fees	3
Directors' Fees and Expenses	2
Other Expenses	9
Total Expenses	451
Reimbursement of Class Specific Expenses — Class I (Note B)	(6)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Waiver of Advisory Fees (Note B)	(6)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	434
Net Investment Income	54
Realized Gain:
Investments Sold	3,332
Foreign Currency Forward Exchange Contracts	28
Foreign Currency Transactions	18
Net Realized Gain	3,378
Change in Unrealized Appreciation (Depreciation):
Investments	3,658
Foreign Currency Forward Exchange Contracts	(177)
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	3,483
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,861
Net Increase in Net Assets Resulting from Operations	$6,915

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Discovery Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$54	$(17)
Net Realized Gain	3,378	1,068
Net Change in Unrealized Appreciation (Depreciation)	3,483	3,676
Net Increase in Net Assets Resulting from Operations	6,915	4,727
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(21)
Net Realized Gain	—	(204)
Class A:
Net Investment Income	—	(3)
Net Realized Gain	—	(265)
Class L:
Net Realized Gain	—	(4)
Class C:
Net Realized Gain	—	(82)
Total Distributions	—	(579)
Capital Share Transactions:(1)
Class I:
Subscribed	27,828	8,858
Distributions Reinvested	—	224
Redeemed	(6,733)	(2,138)
Class A:
Subscribed	14,825	15,954
Distributions Reinvested	—	269
Redeemed	(4,461)	(4,793)
Class L:
Exchanged	27	7
Distributions Reinvested	—	4
Redeemed	—	(115)
Class C:
Subscribed	3,159	3,903
Distributions Reinvested	—	82
Redeemed	(345)	(29)
Net Increase in Net Assets Resulting from Capital Share Transactions	34,300	22,226
Total Increase in Net Assets	41,215	26,374
Net Assets:
Beginning of Period	36,318	9,944
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $8 and $(46), respectively)	$77,533	$36,318

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,884	731
Shares Issued on Distributions Reinvested	—	17
Shares Redeemed	(472)	(180)
Net Increase in Class I Shares Outstanding	1,412	568
Class A:
Shares Subscribed	1,031	1,277
Shares Issued on Distributions Reinvested	—	20
Shares Redeemed	(310)	(444)
Net Increase in Class A Shares Outstanding	721	853
Class L:
Shares Exchanged	2	1
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(9)
Net Increase (Decrease) in Class L Shares Outstanding	2	(8)
Class C:
Shares Subscribed	223	309
Shares Issued on Distributions Reinvested	—	6
Shares Redeemed	(24)	(2)
Net Increase in Class C Shares Outstanding	199	313

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Discovery Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$13.42		$10.02		$10.62		$13.70		$11.11		$9.06
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.04		0.02		0.10		0.48		(0.01)		0.25
Net Realized and Unrealized Gain (Loss)	1.96		3.64		(0.55)		(0.77)		4.43		2.62
Total from Investment Operations	2.00		3.66		(0.45)		(0.29)		4.42		2.87
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.15)		(0.55)		(0.07)		(0.30)
Net Realized Gain	—		(0.24)		—		(1.95)		(1.76)		(0.52)
Paid-in-Capital	—		—		—		(0.29)		—		—
Total Distributions	—		(0.26)		(0.15)		(2.79)		(1.83)		(0.82)
Net Asset Value, End of Period	$15.42		$13.42		$10.02		$10.62		$13.70		$11.11
Total Return (3)	14.99	%(6)	36.51%		(4.27)%		(1.96)%		40.72%		31.64%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,487		$12,802		$3,867		$6,421		$8,493		$3,432
Ratio of Expenses to Average Net Assets (8)	1.34	%(4)(7)	1.34	%(4)	1.34	%(4)	1.34	%(4)	1.34	%(4)	1.35	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	0.55	%(4)(7)	0.17	%(4)	0.88	%(4)	3.70	%(4)	(0.07	)%(4)	2.41	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	40	%(6)	64%		118%		84%		100%		96%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43	%(7)	2.38%		3.09%		2.65%		3.65%		4.33%
Net Investment Income (Loss) to Average Net Assets	0.46	%(7)	(0.87)%		(0.87)%		2.39%		(2.38)%		(0.57)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Discovery Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$13.37		$10.01		$10.62		$13.69		$11.11		$9.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.01		(0.03)		0.02		0.44		(0.09)		0.22
Net Realized and Unrealized Gain (Loss)	1.96		3.63		(0.51)		(0.76)		4.47		2.62
Total from Investment Operations	1.97		3.60		(0.49)		(0.32)		4.38		2.84
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(3)	(0.12)		(0.51)		(0.04)		(0.28)
Net Realized Gain	—		(0.24)		—		(1.95)		(1.76)		(0.52)
Paid-in-Capital	—		—		—		(0.29)		—		—
Total Distributions	—		(0.24)		(0.12)		(2.75)		(1.80)		(0.80)
Net Asset Value, End of Period	$15.34		$13.37		$10.01		$10.62		$13.69		$11.11
Total Return (4)	14.73	%(8)	36.04%		(4.59)%		(2.25)%		40.33%		31.40%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,376		$18,574		$5,375		$2,965		$1,455		$137
Ratio of Expenses to Average Net Assets (10)	1.67	%(5)(9)	1.69	%(5)	1.69	%(5)	1.69	%(5)	1.65	%(5)(6)	1.60	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.13	%(5)(9)	(0.28	)%(5)	0.16	%(5)	3.35	%(5)	(0.66	)%(5)	2.16	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	40	%(8)	64%		118%		84%		100%		96%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.71	%(9)	2.67%		3.52%		3.02%		3.87%		4.58%
Net Investment Income (Loss) to Average Net Assets	0.09	%(9)	(1.26)%		(1.67)%		2.02%		(2.88)%		(0.82)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Discovery Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$13.28		$9.99		$10.59		$13.64		$11.11		$9.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.03)		(0.09)		(0.03)		0.37		(0.14)		0.17
Net Realized and Unrealized Gain (Loss)	1.95		3.62		(0.51)		(0.76)		4.45		2.61
Total from Investment Operations	1.92		3.53		(0.54)		(0.39)		4.31		2.78
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.06)		(0.42)		(0.02)		(0.22)
Net Realized Gain	—		(0.24)		—		(1.95)		(1.76)		(0.52)
Paid-in-Capital	—		—		—		(0.29)		—		—
Total Distributions	—		(0.24)		(0.06)		(2.66)		(1.78)		(0.74)
Net Asset Value, End of Period	$15.20		$13.28		$9.99		$10.59		$13.64		$11.11
Total Return (3)	14.46	%(7)	35.38%		(5.05)%		(2.81)%		39.68%		30.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$296		$233		$259		$226		$269		$111
Ratio of Expenses to Average Net Assets (9)	2.18	%(4)(8)	2.19	%(4)	2.19	%(4)	2.19	%(4)	2.13	%(4)(5)	2.10	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.45	)%(4)(8)	(0.80	)%(4)	(0.26	)%(4)	2.85	%(4)	(1.05	)%(4)	1.66	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(8)	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	40	%(7)	64%		118%		84%		100%		96%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.80	%(8)	3.81%		4.55%		4.08%		4.62%		5.08%
Net Investment Income (Loss) to Average Net Assets	(1.07	)%(8)	(2.42)%		(2.62)%		0.96%		(3.54)%		(1.32)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Discovery Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December, 31 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$13.15		$9.92		$11.07
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.04)		(0.10)		(0.08)
Net Realized and Unrealized Gain (Loss)	1.92		3.57		(0.95)
Total from Investment Operations	1.88		3.47		(1.03)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.12)
Net Realized Gain	—		(0.24)		—
Total Distributions	—		(0.24)		(0.12)
Net Asset Value, End of Period	$15.03		$13.15		$9.92
Total Return (4)	14.30	%(7)	35.03%		(9.28	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,374		$4,709		$443
Ratio of Expenses to Average Net Assets (9)	2.42	%(5)(8)	2.43	%(5)	2.45	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.63	)%(5)(8)	(0.83	)%(5)	(1.21	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(8)	0.02%		0.00	%(6)(8)
Portfolio Turnover Rate	40	%(7)	64%		118%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.46	%(8)	3.53%		5.66	%(8)
Net Investment Loss to Average Net Assets	(0.67	)%(8)	(1.93)%		(4.42	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Discovery Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts,

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,767	$—	$—	$3,767
Automobiles	1,509	—	—	1,509
Biotechnology	2,676	—	—	2,676
Capital Markets	814	—	—	814
Chemicals	7,248	—	—	7,248
Commercial Services & Supplies	2,689	—	—	2,689
Energy Equipment & Services	1,298	—	—	1,298
Hotels, Restaurants & Leisure	5,128	—	—	5,128
Insurance	2,864	—	—	2,864
Internet Software & Services	3,744	—	24	3,768
Machinery	6,419	—	—	6,419
Marine	1,010	—	—	1,010
Media	11,084	—	—	11,084
Metals & Mining	1,636	—	—	1,636
Multi-Line Retail	2,364	—	—	2,364
Pharmaceuticals	8,186	—	—	8,186
Real Estate Management & Development	432	—	—	432
Specialty Retail	513	—	—	513
Tech Hardware, Storage & Peripherals	1,123	—	—	1,123
Textiles, Apparel & Luxury Goods	6,212	—	—	6,212
Transportation Infrastructure	2,490	—	—	2,490
Total Common Stocks	73,206	—	24	73,230
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$495	$495
Convertible Preferred Stock	—	—	2	2
Call Options Purchased	582	—	—	582
Short-Term Investments
Investment Company	4,160	—	—	4,160
Repurchase Agreements	—	221	—	221
Total Short-Term Investments	4,160	221	—	4,381
Foreign Currency Forward Exchange Contracts	—	12	—	12
Total Assets	77,948	233	521	78,702
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(72)	—	(72)
Total	$77,948	$161	$521	$78,630

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)			Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance		$24		$440		$2
Purchases		—		—		—
Sales		—		—		—
Amortization of discount		—		—		—
Transfers in		—		—		—
Transfers out		—		—		—
Corporate actions		—		—		—
Change in unrealized appreciation (depreciation)		(—	@)	55		(—	@)
Realized gains (losses)		—		—		—
Ending Balance		$24		$495		$2
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$	(—	@)	$55	$	(—	@)

@  Value is less than $500.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Hotels, Restaurants & Leisure
Preferred Stock	$51	Discounted Cash Flow	Weighted Average Cost of Capital	20.0%		22.0%		21.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.2	x	5.7	x	2.5	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$207	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.7	x	15.5	x	9.7	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$135	Market Transaction Method	Pending Private Placement	$88.11		$88.11		$88.11		Increase
			Proposed Secondary Transaction	$61.68		$61.68		$61.68		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1	x	2.8	x	2.4	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Common Stock	$24	Market Transaction Method	Pending Transactions	$8.15		$9.05		$8.60		Increase
Convertible Preferred Stock	$2	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	7.6	x	5.5	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Software
Preferred Stocks	$58	Market Transaction Method	Precedent Transaction	$8.43		$8.43		$8.43		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.0	x	7.7	x	6.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$20	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.8	x	6.6	x	5.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$24	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.5	x	10.1	x	8.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$582	(a)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	12
Total			$594

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(72)

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$28
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Options Purchased)	$(67	)(b)
Currency Risk	Foreign Currency Forward Exchange Contracts	(177)
	Total	$(244)

(b) Amounts are included in Investments in the Statement of Operations.

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(c)	Assets(d) (000)	Liabilities(d) (000)
Foreign Currency Forward Exchange Contracts	$12	$72

(c) Excludes exchange traded derivatives.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$12	$(12)	$—	$0

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,257,000
Options Purchased:
Average monthly notional amount	49,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$885	(e)	$—	$(885	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Fund received cash collateral of approximately $932,000, which was subsequently invested in a Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$932	$—	$—	$—	$932
Total Borrowings	$932	$—	$—	$—	$932
Gross amount of recognized liabilities for securities lending transactions.					$932

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.86% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $6,000 of advisory fees were waived and approximately $7,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $55,907,000 and $20,022,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$4,886	$29,570	$30,296	$12	$4,160

During the six months ended June 30, 2017, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$377	$202	$128	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$5	$(4)	$(1)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$320	$222

During the year ended December 31, 2016, the Fund had utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $84,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 40.1%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Fund's management fee was lower than its peer group average, its total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDSAN
1858567 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	15
Investment Advisory Agreement Approval	21
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,164.40	$1,020.03	$5.15	$4.81	0.96%
Global Franchise Portfolio Class A	1,000.00	1,163.20	1,018.79	6.49	6.06	1.21
Global Franchise Portfolio Class L	1,000.00	1,160.50	1,016.41	9.05	8.45	1.69
Global Franchise Portfolio Class C	1,000.00	1,159.00	1,015.03	10.55	9.84	1.97
Global Franchise Portfolio Class IS	1,000.00	1,165.00	1,020.33	4.83	4.51	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
France (9.0%)
L'Oreal SA	240,798	$50,165
Pernod Ricard SA	248,718	33,308
		83,473
Germany (3.6%)
SAP SE	321,557	33,587
Italy (1.6%)
Davide Campari-Milano SpA	2,129,891	15,009
Netherlands (0.9%)
RELX N.V.	417,511	8,583
Switzerland (1.1%)
Nestle SA (Registered)	121,915	10,610
United Kingdom (26.7%)
British American Tobacco PLC	616,656	42,038
Experian PLC	865,886	17,762
Reckitt Benckiser Group PLC	818,080	82,939
RELX PLC	726,788	15,714
Unilever PLC	1,653,857	89,501
		247,954
United States (54.8%)
Accenture PLC, Class A	362,742	44,864
Altria Group, Inc.	552,344	41,133
Automatic Data Processing, Inc.	237,669	24,352
Coca-Cola Co.	584,617	26,220
International Flavors & Fragrances, Inc.	106,718	14,407
Intuit, Inc.	95,899	12,736
Microsoft Corp.	904,506	62,348
Moody's Corp.	78,188	9,514
NIKE, Inc., Class B	524,221	30,929
Philip Morris International, Inc.	511,578	60,085
Reynolds American, Inc.	618,328	40,216
Time Warner, Inc.	47,383	4,758
Twenty-First Century Fox, Inc., Class A	816,984	23,153
Twenty-First Century Fox, Inc., Class B	664,926	18,531
Visa, Inc., Class A	410,976	38,541
Walt Disney Co. (The)	265,120	28,169
Zoetis, Inc.	479,505	29,912
		509,868
Total Common Stocks (Cost $687,914)		909,084
	Shares	Value (000)
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $21,919)	21,919,296	$21,919
Total Investments (100.1%) (Cost $709,833) (a)		931,003
Liabilities in Excess of Other Assets (–0.1%)		(621)
Net Assets (100.0%)		$930,382

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $223,133,000 and the aggregate gross unrealized depreciation is approximately $1,963,000 resulting in net unrealized appreciation of approximately $221,170,000.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	19.7%
Other*	17.1
Personal Products	15.0
Software	11.7
Information Technology Services	11.6
Household Products	8.9
Media	8.0
Beverages	8.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Franchise Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $687,914)	$909,084
Investment in Security of Affiliated Issuer, at Value (Cost $21,919)	21,919
Total Investments in Securities, at Value (Cost $709,833)	931,003
Receivable for Investments Sold	3,367
Receivable for Fund Shares Sold	2,146
Dividends Receivable	1,976
Tax Reclaim Receivable	562
Receivable from Affiliate	13
Other Assets	118
Total Assets	939,185
Liabilities:
Payable for Investments Purchased	6,534
Payable for Advisory Fees	1,716
Payable for Fund Shares Redeemed	267
Payable for Sub Transfer Agency Fees — Class I	51
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	4
Payable for Shareholder Services Fees — Class A	24
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	33
Payable for Administration Fees	61
Payable for Professional Fees	37
Payable for Custodian Fees	28
Payable for Directors' Fees and Expenses	12
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	17
Total Liabilities	8,803
Net Assets	$930,382
Net Assets Consist Of:
Paid-in-Capital	$690,069
Accumulated Undistributed Net Investment Income	5,774
Accumulated Net Realized Gain	13,351
Unrealized Appreciation (Depreciation) on:
Investments	221,170
Foreign Currency Translations	18
Net Assets	$930,382

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$740,116
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,911,962
Net Asset Value, Offering and Redemption Price Per Share	$23.94
CLASS A:
Net Assets	$119,439
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,093,890
Net Asset Value, Redemption Price Per Share	$23.45
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.30
Maximum Offering Price Per Share	$24.75
CLASS L:
Net Assets	$8,253
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	353,286
Net Asset Value, Offering and Redemption Price Per Share	$23.36
CLASS C:
Net Assets	$40,051
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,738,579
Net Asset Value, Offering and Redemption Price Per Share	$23.04
CLASS IS:
Net Assets	$22,523
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	940,677
Net Asset Value, Offering and Redemption Price Per Share	$23.94

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Franchise Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $276 of Foreign Taxes Withheld)	$10,072
Dividends from Security of Affiliated Issuer (Note G)	50
Total Investment Income	10,122
Expenses:
Advisory Fees (Note B)	3,277
Shareholder Services Fees — Class A (Note D)	143
Distribution and Shareholder Services Fees — Class L (Note D)	29
Distribution and Shareholder Services Fees — Class C (Note D)	170
Administration Fees (Note C)	336
Sub Transfer Agency Fees — Class I	209
Sub Transfer Agency Fees — Class A	34
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	10
Professional Fees	45
Registration Fees	41
Custodian Fees (Note F)	40
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Reporting Fees	14
Directors' Fees and Expenses	11
Pricing Fees	2
Other Expenses	11
Total Expenses	4,389
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Net Expenses	4,374
Net Investment Income	5,748
Realized Gain:
Investments Sold	16,074
Foreign Currency Transactions	20
Net Realized Gain	16,094
Change in Unrealized Appreciation (Depreciation):
Investments	104,403
Foreign Currency Translations	105
Net Change in Unrealized Appreciation (Depreciation)	104,508
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	120,602
Net Increase in Net Assets Resulting from Operations	$126,350

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Franchise Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,748	$9,545
Net Realized Gain	16,094	19,757
Net Change in Unrealized Appreciation (Depreciation)	104,508	8,577
Net Increase in Net Assets Resulting from Operations	126,350	37,879
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(7,868)
Net Realized Gain	—	(18,038)
Class A:
Net Investment Income	—	(1,154)
Net Realized Gain	—	(3,160)
Class L:
Net Investment Income	—	(37)
Net Realized Gain	—	(234)
Class C:
Net Investment Income	—	(198)
Net Realized Gain	—	(898)
Class IS:
Net Investment Income	—	(255)
Net Realized Gain	—	(495)
Total Distributions	—	(32,337)
Capital Share Transactions:(1)
Class I:
Subscribed	95,526	202,282
Distributions Reinvested	—	24,953
Redeemed	(56,650)	(137,931)
Class A:
Subscribed	18,477	52,962
Distributions Reinvested	—	4,282
Redeemed	(20,563)	(28,456)
Class L:
Subscribed	178	348
Distributions Reinvested	—	271
Redeemed	(529)	(2,167)
Class C:
Subscribed	8,973	27,106
Distributions Reinvested	—	1,094
Redeemed	(3,458)	(3,734)
Class IS:
Subscribed	7	19,487
Distributions Reinvested	—	750
Redeemed	(8)	(— @)
Net Increase in Net Assets Resulting from Capital Share Transactions	41,953	161,247
Total Increase in Net Assets	168,303	166,789
Net Assets:
Beginning of Period	762,079	595,290
End of Period (Including Accumulated Undistributed Net Investment Income of $5,774 and $26)	$930,382	$762,079

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,193	9,702
Shares Issued on Distributions Reinvested	—	1,219
Shares Redeemed	(2,531)	(6,525)
Net Increase in Class I Shares Outstanding	1,662	4,396
Class A:
Shares Subscribed	830	2,566
Shares Issued on Distributions Reinvested	—	213
Shares Redeemed	(911)	(1,378)
Net Increase (Decrease) in Class A Shares Outstanding	(81)	1,401
Class L:
Shares Subscribed	8	17
Shares Issued on Distributions Reinvested	—	13
Shares Redeemed	(25)	(107)
Net Decrease in Class L Shares Outstanding	(17)	(77)
Class C:
Shares Subscribed	405	1,330
Shares Issued on Distributions Reinvested	—	55
Shares Redeemed	(158)	(185)
Net Increase in Class C Shares Outstanding	247	1,200
Class IS:
Shares Subscribed	— @@	903
Shares Issued on Distributions Reinvested	—	37
Shares Redeemed	(— @@)	(— @@)
Net Increase (Decrease) in Class IS Shares Outstanding	(— @@)	940

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Franchise Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$20.56		$20.33		$20.27		$20.77		$18.13		$16.24
Income from Investment Operations:
Net Investment Income (2)	0.16		0.30		0.31		0.41		0.36		0.40
Net Realized and Unrealized Gain	3.22		0.84		1.02		0.57		3.17		2.11
Total from Investment Operations	3.38		1.14		1.33		0.98		3.53		2.51
Distributions from and/or in Excess of:
Net Investment Income	—		(0.28)		(0.35)		(0.37)		(0.35)		(0.32)
Net Realized Gain	—		(0.63)		(0.92)		(1.11)		(0.54)		(0.30)
Total Distributions	—		(0.91)		(1.27)		(1.48)		(0.89)		(0.62)
Net Asset Value, End of Period	$23.94		$20.56		$20.33		$20.27		$20.77		$18.13
Total Return (3)	16.44	%(6)	5.64%		6.50%		4.82%		19.71%		15.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$740,116		$601,340		$505,321		$515,012		$570,261		$404,762
Ratio of Expenses to Average Net Assets (8)	0.96	%(4)(7)	0.97	%(4)	0.98	%(4)	0.97	%(4)	0.95	%(4)	0.98	%(4)
Ratio of Net Investment Income to Average Net Assets (8)	1.44	%(4)(7)	1.40	%(4)	1.46	%(4)	1.94	%(4)	1.79	%(4)	2.21	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	14	%(6)	30%		37%		33%		24%		34%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.98%		0.99%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	N/A		1.39%		1.45%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Franchise Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$20.16		$19.96		$19.92		$20.44		$17.86		$16.01
Income from Investment Operations:
Net Investment Income (2)	0.13		0.23		0.24		0.34		0.28		0.35
Net Realized and Unrealized Gain	3.16		0.83		1.02		0.55		3.14		2.09
Total from Investment Operations	3.29		1.06		1.26		0.89		3.42		2.44
Distributions from and/or in Excess of:
Net Investment Income	—		(0.23)		(0.30)		(0.30)		(0.30)		(0.29)
Net Realized Gain	—		(0.63)		(0.92)		(1.11)		(0.54)		(0.30)
Total Distributions	—		(0.86)		(1.22)		(1.41)		(0.84)		(0.59)
Net Asset Value, End of Period	$23.45		$20.16		$19.96		$19.92		$20.44		$17.86
Total Return (3)	16.32	%(7)	5.36%		6.25%		4.45%		19.42%		15.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$119,439		$104,306		$75,297		$64,515		$83,135		$35,901
Ratio of Expenses to Average Net Assets (9)	1.21	%(4)(8)	1.22	%(4)	1.25	%(4)	1.27	%(4)	1.20	%(4)(5)	1.23	%(4)
Ratio of Net Investment Income to Average Net Assets (9)	1.22	%(4)(8)	1.13	%(4)	1.15	%(4)	1.64	%(4)	1.42	%(4)	1.99	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	14	%(7)	30%		37%		33%		24%		34%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.23%		1.25%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	N/A		1.12%		1.15%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Franchise Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$20.13		$19.91		$19.87		$20.39		$17.83		$18.13
Income from Investment Operations:
Net Investment Income (3)	0.08		0.13		0.15		0.25		0.20		0.10
Net Realized and Unrealized Gain	3.15		0.82		1.00		0.55		3.11		0.16
Total from Investment Operations	3.23		0.95		1.15		0.80		3.31		0.26
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.19)		(0.21)		(0.21)		(0.26)
Net Realized Gain	—		(0.63)		(0.92)		(1.11)		(0.54)		(0.30)
Total Distributions	—		(0.73)		(1.11)		(1.32)		(0.75)		(0.56)
Net Asset Value, End of Period	$23.36		$20.13		$19.91		$19.87		$20.39		$17.83
Total Return (4)	16.05	%(8)	4.82%		5.72%		4.00%		18.78%		1.36	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,253		$7,449		$8,898		$9,315		$9,112		$4,525
Ratio of Expenses to Average Net Assets (10)	1.69	%(5)(9)	1.71	%(5)	1.72	%(5)	1.72	%(5)	1.70	%(5)(6)	1.73	%(5)(9)
Ratio of Net Investment Income to Average Net Assets (10)	0.69	%(5)(9)	0.65	%(5)	0.72	%(5)	1.19	%(5)	1.03	%(5)	0.84	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	14	%(8)	30%		37%		33%		24%		34	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.72%		1.73%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	N/A		0.64%		0.71%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Franchise Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from September 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$19.88		$19.75		$19.79
Income from Investment Operations:
Net Investment Income (3)	0.05		0.06		0.01
Net Realized and Unrealized Gain	3.11		0.84		1.02
Total from Investment Operations	3.16		0.90		1.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.14)		(0.28)
Net Realized Gain	—		(0.63)		(0.79)
Total Distributions	—		(0.77)		(1.07)
Net Asset Value, End of Period	$23.04		$19.88		$19.75
Total Return (4)	15.90	%(7)	4.58%		5.11	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,051		$29,650		$5,765
Ratio of Expenses to Average Net Assets (9)	1.97	%(5)(8)	1.99	%(5)	2.03	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	0.45	%(5)(8)	0.29	%(5)	0.11	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	14	%(7)	30%		37%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	N/A		2.00%		N/A
Net Investment Income to Average Net Assets	N/A		0.28%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Franchise Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from May 29, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$20.55		$20.33		$21.49
Income from Investment Operations:
Net Investment Income (3)	0.17		0.21		0.12
Net Realized and Unrealized Gain	3.22		0.93		0.00	(4)
Total from Investment Operations	3.39		1.14		0.12
Distributions from and/or in Excess of:
Net Investment Income	—		(0.29)		(0.36)
Net Realized Gain	—		(0.63)		(0.92)
Total Distributions	—		(0.92)		(1.28)
Net Asset Value, End of Period	$23.94		$20.55		$20.33
Total Return (5)	16.50	%(8)	5.70%		0.45	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,523		$19,334		$9
Ratio of Expenses to Average Net Assets (10)	0.90	%(6)(9)	0.92	%(6)	0.94	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	1.50	%(6)(9)	0.99	%(6)	0.95	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	14	%(8)	30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.94%		16.54	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		0.97%		(14.65	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation

Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$74,537	$—	$—	$74,537
Capital Markets	9,514	—	—	9,514
Chemicals	14,407	—	—	14,407
Food Products	10,610	—	—	10,610
Household Products	82,939	—	—	82,939
Information Technology Services	107,757	—	—	107,757
Media	74,611	—	—	74,611
Personal Products	139,666	—	—	139,666
Pharmaceuticals	29,912	—	—	29,912
Professional Services	42,059	—	—	42,059
Software	108,671	—	—	108,671
Textiles, Apparel & Luxury Goods	30,929	—	—	30,929
Tobacco	183,472	—	—	183,472
Total Common Stocks	909,084	—	—	909,084
Short-Term Investment
Investment Company	21,919	—	—	21,919
Total Assets	$931,003	$—	$—	$931,003

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.78% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $152,702,000 and $112,027,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$14,913	$87,865	$80,859	$50	$21,919

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,564	$22,773	$9,168	$24,405

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(214)	$214	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$37	$1,156

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 30.3%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

26

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFSAN
1858595 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Infrastructure Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	24
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,088.40	$1,020.58	$4.40	$4.26	0.85%
Global Infrastructure Portfolio Class A	1,000.00	1,087.20	1,019.34	5.69	5.51	1.10
Global Infrastructure Portfolio Class L	1,000.00	1,083.90	1,016.51	8.63	8.35	1.67
Global Infrastructure Portfolio Class C	1,000.00	1,082.50	1,015.08	10.12	9.79	1.96
Global Infrastructure Portfolio Class IS	1,000.00	1,088.40	1,020.68	4.30	4.16	0.83

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (92.9%)
Australia (8.6%)
APA Group	826,052	$5,822
Macquarie Atlas Roads Group	1,167,874	5,036
Spark Infrastructure Group	2,915,690	5,871
Sydney Airport	1,647,513	8,978
Transurban Group	943,850	8,597
		34,304
Canada (11.7%)
Canadian Pacific Railway Ltd.	17,050	2,743
Enbridge, Inc. (a)	436,375	17,384
Fortis, Inc.	23,500	826
Inter Pipeline Ltd.	137,078	2,685
Pembina Pipeline Corp.	199,871	6,620
TransCanada Corp.	339,379	16,178
		46,436
China (5.5%)
ENN Energy Holdings Ltd. (b)	109,000	657
Guangdong Investment Ltd. (b)	5,124,000	7,062
Hopewell Highway Infrastructure Ltd. (b)	24,608,500	14,152
		21,871
France (6.3%)
Aeroports de Paris	17,170	2,771
Eutelsat Communications SA	44,621	1,140
Groupe Eurotunnel SE (a)	480,950	5,129
SES SA	141,901	3,326
Vinci SA	146,590	12,512
		24,878
Germany (0.3%)
Fraport AG Frankfurt Airport Services Worldwide	14,440	1,275
India (0.8%)
Azure Power Global Ltd. (c)	194,720	3,267
Italy (3.7%)
Atlantia SpA	262,972	7,401
Infrastrutture Wireless Italiane SpA (d)	416,340	2,365
Italgas SpA	478,478	2,417
Terna Rete Elettrica Nazionale SpA	501,880	2,709
		14,892
Japan (0.9%)
East Japan Railway Co.	39,000	3,726
Mexico (0.6%)
Promotora y Operadora de Infraestructura SAB de CV	213,418	2,549
Spain (13.0%)
Abertis Infraestructuras SA	453,709	8,405
Atlantica Yield PLC	820,069	17,517
EDP Renovaveis SA	144,390	1,148
Ferrovial SA	304,714	6,764
Red Electrica Corp., SA (a)	56,680	1,185
Saeta Yield SA	1,495,788	16,915
		51,934
	Shares	Value (000)
Switzerland (1.1%)
Flughafen Zurich AG (Registered)	17,275	$4,241
United Kingdom (9.0%)
John Laing Group PLC (d)	3,332,220	13,150
National Grid PLC	1,006,369	12,476
Pennon Group PLC	276,311	2,971
Severn Trent PLC	110,820	3,149
United Utilities Group PLC	353,002	3,989
		35,735
United States (31.4%)
American Tower Corp. REIT	150,490	19,913
American Water Works Co., Inc.	51,820	4,039
Atmos Energy Corp.	59,102	4,903
Crown Castle International Corp. REIT	143,042	14,330
Edison International	115,360	9,020
Enbridge Energy Management LLC (c)	109,211	1,683
Eversource Energy	105,491	6,404
Kansas City Southern	2,000	209
Kinder Morgan, Inc.	530,500	10,164
NiSource, Inc.	76,718	1,946
Norfolk Southern Corp.	33,624	4,092
Pattern Energy Group, Inc.	130,159	3,103
PG&E Corp.	215,086	14,275
SBA Communications Corp. REIT (c)	42,630	5,751
Sempra Energy	105,086	11,849
Union Pacific Corp.	37,590	4,094
Williams Cos., Inc. (The)	307,733	9,317
		125,092
Total Common Stocks (Cost $299,475)		370,200
Short-Term Investments (8.2%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	753,766	754
	Face Amount (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $91; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $93)	$91	91
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $84; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $85)	84	84
The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $60; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $61)	$60	$60
		235
Total Securities held as Collateral on Loaned Securities (Cost $989)		989
	Shares
Investment Company (8.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $31,932)	31,931,831	31,932
Total Short-Term Investments (Cost $32,921)		32,921
Total Investments (101.1%) (Cost $332,396) Including $11,298 of Securities Loaned (e)		403,121
Liabilities in Excess of Other Assets (–1.1%)		(4,423)
Net Assets (100.0%)		$398,698

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at June 30, 2017.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $72,995,000 and the aggregate gross unrealized depreciation is approximately $2,270,000, resulting in net unrealized appreciation of approximately $70,725,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	22.8%
Electricity Transmission & Distribution	13.1
Toll Roads	12.8
Communications	11.6
PPA Contracted Renewables	10.4
Diversified	8.1
Other**	8.0
Short-Term Investment	7.9
Water	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Infrastructure Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $299,710)	$370,435
Investment in Securities of Affiliated Issuer, at Value (Cost $32,686)	32,686
Total Investments in Securities, at Value (Cost $332,396)	403,121
Foreign Currency, at Value (Cost $1,428)	1,429
Dividends Receivable	1,626
Receivable for Fund Shares Sold	230
Receivable for Investments Sold	131
Tax Reclaim Receivable	83
Receivable from Affiliate	24
Other Assets	81
Total Assets	406,725
Liabilities:
Payable for Investments Purchased	5,844
Collateral on Securities Loaned, at Value	989
Payable for Advisory Fees	593
Payable for Fund Shares Redeemed	295
Payable for Sub Transfer Agency Fees — Class A	88
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Shareholder Services Fees — Class A	61
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Directors' Fees and Expenses	50
Payable for Administration Fees	26
Payable for Custodian Fees	23
Payable for Professional Fees	21
Payable for Transfer Agency Fees — Class A	12
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	15
Total Liabilities	8,027
Net Assets	$398,698
Net Assets Consist Of:
Paid-in-Capital	$319,711
Accumulated Undistributed Net Investment Income	6,652
Accumulated Net Realized Gain	1,597
Unrealized Appreciation (Depreciation) on:
Investments	70,725
Foreign Currency Translations	13
Net Assets	$398,698

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$82,848
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,428,854
Net Asset Value, Offering and Redemption Price Per Share	$15.26
CLASS A:
Net Assets	$298,634
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,638,108
Net Asset Value, Redemption Price Per Share	$15.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.84
Maximum Offering Price Per Share	$16.05
CLASS L:
Net Assets	$5,755
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	380,765
Net Asset Value, Offering and Redemption Price Per Share	$15.11
CLASS C:
Net Assets	$3,168
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	211,953
Net Asset Value, Offering and Redemption Price Per Share	$14.95
CLASS IS:
Net Assets	$8,293
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	543,536
Net Asset Value, Offering and Redemption Price Per Share	$15.26
(1) Including: Securities on Loan, at Value:	$11,298

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Infrastructure Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $466 of Foreign Taxes Withheld)	$7,996
Dividends from Security of Affiliated Issuer (Note G)	78
Income from Securities Loaned — Net	57
Total Investment Income	8,131
Expenses:
Advisory Fees (Note B)	1,574
Shareholder Services Fees — Class A (Note D)	355
Distribution and Shareholder Services Fees — Class L (Note D)	21
Distribution and Shareholder Services Fees — Class C (Note D)	11
Administration Fees (Note C)	148
Sub Transfer Agency Fees — Class I	8
Sub Transfer Agency Fees — Class A	112
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	— @
Professional Fees	44
Custodian Fees (Note F)	40
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	32
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Registration Fees	25
Shareholder Reporting Fees	20
Directors' Fees and Expenses	4
Pricing Fees	3
Other Expenses	10
Total Expenses	2,415
Waiver of Advisory Fees (Note B)	(312)
Reimbursement of Class Specific Expenses — Class A (Note B)	(116)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(22)
Net Expenses	1,962
Net Investment Income	6,169
Realized Gain:
Investments Sold	6,157
Foreign Currency Transactions	56
Net Realized Gain	6,213
Change in Unrealized Appreciation (Depreciation):
Investments	19,133
Foreign Currency Translations	18
Net Change in Unrealized Appreciation (Depreciation)	19,151
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	25,364
Net Increase in Net Assets Resulting from Operations	$31,533

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,169	$8,659
Net Realized Gain	6,213	8,648
Net Change in Unrealized Appreciation (Depreciation)	19,151	29,570
Net Increase in Net Assets Resulting from Operations	31,533	46,877
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(1,321)
Net Realized Gain	—	(551)
Class A:
Net Investment Income	—	(6,424)
Net Realized Gain	—	(2,972)
Class L:
Net Investment Income	—	(96)
Net Realized Gain	—	(60)
Class C:
Net Investment Income	—	(15)
Net Realized Gain	—	(8)
Class IS:
Net Investment Income	—	(144)
Net Realized Gain	—	(60)
Total Distributions	—	(11,651)
Capital Share Transactions:(1)
Class I:
Subscribed	23,681	25,459
Distributions Reinvested	—	1,850
Redeemed	(5,896)	(21,028)
Class A:
Subscribed	18,289	14,084
Distributions Reinvested	—	9,192
Redeemed	(19,100)	(41,210)
Class L:
Subscribed	33	28
Distributions Reinvested	—	151
Redeemed	(267)	(802)
Class C:
Subscribed	2,282	493
Distributions Reinvested	—	23
Redeemed	(95)	(261)
Class IS:
Subscribed	2,876	4,333
Distributions Reinvested	—	203
Redeemed	(1,152)	(1,019)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	20,651	(8,504)
Total Increase in Net Assets	52,184	26,722
Net Assets:
Beginning of Period	346,514	319,792
End of Period (Including Accumulated Undistributed Net Investment Income of $6,652 and $483)	$398,698	$346,514

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,641	1,792
Shares Issued on Distributions Reinvested	—	132
Shares Redeemed	(405)	(1,534)
Net Increase in Class I Shares Outstanding	1,236	390
Class A:
Shares Subscribed	1,263	993
Shares Issued on Distributions Reinvested	—	659
Shares Redeemed	(1,319)	(2,953)
Net Decrease in Class A Shares Outstanding	(56)	(1,301)
Class L:
Shares Subscribed	3	2
Shares Issued on Distributions Reinvested	—	11
Shares Redeemed	(19)	(58)
Net Decrease in Class L Shares Outstanding	(16)	(45)
Class C:
Shares Subscribed	162	35
Shares Issued on Distributions Reinvested	—	2
Shares Redeemed	(7)	(22)
Net Increase in Class C Shares Outstanding	155	15
Class IS:
Shares Subscribed	199	307
Shares Issued on Distributions Reinvested	—	15
Shares Redeemed	(78)	(72)
Net Increase in Class IS Shares Outstanding	121	250

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.02		$12.59		$15.41		$14.26		$12.91		$11.50
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.27		0.40		0.40		0.28		0.26		0.27
Net Realized and Unrealized Gain (Loss)	0.97		1.55		(2.54)		1.87		2.00		1.82
Total from Investment Operations	1.24		1.95		(2.14)		2.15		2.26		2.09
Distributions from and/or in Excess of:
Net Investment Income	—		(0.37)		(0.35)		(0.22)		(0.25)		(0.26)
Net Realized Gain	—		(0.15)		(0.32)		(0.78)		(0.66)		(0.42)
Paid-in-Capital	—		—		(0.01)		—		—		—
Total Distributions	—		(0.52)		(0.68)		(1.00)		(0.91)		(0.68)
Net Asset Value, End of Period	$15.26		$14.02		$12.59		$15.41		$14.26		$12.91
Total Return (3)	8.84	%(7)	15.55%		(13.90)%		15.38%		17.91%		18.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,848		$58,794		$47,878		$40,477		$26,428		$15,707
Ratio of Expenses to Average Net Assets (9)	0.85	%(4)(8)	0.85	%(4)	0.88	%(4)(5)	1.08	%(4)	1.12	%(4)	1.15	%(4)
Ratio of Net Investment Income to Average Net Assets (9)	3.68	%(4)(8)	2.85	%(4)	2.70	%(4)	1.82	%(4)	1.87	%(4)	2.18	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(8)	0.01%		0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	25	%(7)	48%		48%		40%		30%		33%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04	%(8)	1.04%		1.10%		1.42%		2.04%		2.39%
Net Investment Income to Average Net Assets	3.49	%(8)	2.66%		2.48%		1.48%		0.95%		0.94%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class I shares. Prior to March 30, 2015, the maximum ratio was 1.15% for Class I shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$13.99		$12.56		$15.38		$14.25		$12.90		$11.50
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.23		0.36		0.39		0.24		0.26		0.24
Net Realized and Unrealized Gain (Loss)	0.99		1.55		(2.56)		1.86		1.97		1.80
Total from Investment Operations	1.22		1.91		(2.17)		2.10		2.23		2.04
Distributions from and/or in Excess of:
Net Investment Income	—		(0.33)		(0.32)		(0.19)		(0.22)		(0.22)
Net Realized Gain	—		(0.15)		(0.32)		(0.78)		(0.66)		(0.42)
Paid-in-Capital	—		—		(0.01)		—		—		—
Total Distributions	—		(0.48)		(0.65)		(0.97)		(0.88)		(0.64)
Net Asset Value, End of Period	$15.21		$13.99		$12.56		$15.38		$14.25		$12.90
Total Return (3)	8.72	%(8)	15.29%		(14.08)%		14.94%		17.69%		17.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$298,634		$275,481		$263,702		$20,815		$3,706		$129
Ratio of Expenses to Average Net Assets (10)	1.10	%(4)(9)	1.10	%(4)	1.12	%(4)(6)	1.42	%(4)	1.37	%(4)(5)	1.40	%(4)
Ratio of Net Investment Income to Average Net Assets (10)	3.25	%(4)(9)	2.60	%(4)	2.67	%(4)	1.53	%(4)	1.81	%(4)	1.93	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	25	%(8)	48%		48%		40%		30%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.36	%(9)	1.37%		1.35%		1.76%		2.43%		2.64%
Net Investment Income to Average Net Assets	2.99	%(9)	2.33%		2.44%		1.19%		0.75%		0.69%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.11% for Class A shares. Prior to March 30, 2015, the maximum ratio was 1.50% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$13.94		$12.52		$15.34		$14.22		$12.90		$11.50
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.19		0.28		0.30		0.14		0.16		0.18
Net Realized and Unrealized Gain (Loss)	0.98		1.54		(2.55)		1.87		1.98		1.80
Total from Investment Operations	1.17		1.82		(2.25)		2.01		2.14		1.98
Distributions from and/or in Excess of:
Net Investment Income	—		(0.25)		(0.24)		(0.11)		(0.16)		(0.16)
Net Realized Gain	—		(0.15)		(0.32)		(0.78)		(0.66)		(0.42)
Paid-in-Capital	—		—		(0.01)		—		—		—
Total Distributions	—		(0.40)		(0.57)		(0.89)		(0.82)		(0.58)
Net Asset Value, End of Period	$15.11		$13.94		$12.52		$15.34		$14.22		$12.90
Total Return (3)	8.39	%(8)	14.57%		(14.64)%		14.35%		16.98%		17.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,755		$5,534		$5,529		$1,115		$573		$129
Ratio of Expenses to Average Net Assets (10)	1.67	%(4)(9)	1.67	%(4)	1.69	%(4)(6)	2.00	%(4)	1.93	%(4)(5)	1.90	%(4)
Ratio of Net Investment Income to Average Net Assets (10)	2.66	%(4)(9)	2.03	%(4)	2.06	%(4)	0.91	%(4)	1.16	%(4)	1.43	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	25	%(8)	48%		48%		40%		30%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93	%(9)	1.95%		1.95%		2.41%		2.86%		3.14%
Net Investment Income to Average Net Assets	2.40	%(9)	1.75%		1.80%		0.50%		0.23%		0.19%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.68% for Class L shares. Prior to March 30, 2015, the maximum ratio was 2.00% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$13.81		$12.47		$15.87
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.22		0.26		0.17
Net Realized and Unrealized Gain (Loss)	0.92		1.52		(2.97)
Total from Investment Operations	1.14		1.78		(2.80)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.29)		(0.27)
Net Realized Gain	—		(0.15)		(0.32)
Paid-in-Capital	—		—		(0.01)
Total Distributions	—		(0.44)		(0.60)
Net Asset Value, End of Period	$14.95		$13.81		$12.47
Total Return (4)	8.25	%(7)	14.35%		(17.62	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,168		$784		$516
Ratio of Expenses to Average Net Assets (9)	1.96	%(5)(8)	1.96	%(5)	1.97	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	3.01	%(5)(8)	1.90	%(5)	1.81	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	25	%(7)	48%		48%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.14	%(8)	2.69%		2.34	%(8)
Net Investment Income to Average Net Assets	2.83	%(8)	1.17%		1.44	%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$14.02		$12.58		$15.41		$14.26		$13.73
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.27		0.43		0.53		0.28		0.09
Net Realized and Unrealized Gain (Loss)	0.97		1.53		(2.68)		1.87		1.20
Total from Investment Operations	1.24		1.96		(2.15)		2.15		1.29
Distributions from and/or in Excess of:
Net Investment Income	—		(0.37)		(0.35)		(0.22)		(0.25)
Net Realized Gain	—		(0.15)		(0.32)		(0.78)		(0.51)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	—		(0.52)		(0.68)		(1.00)		(0.76)
Net Asset Value, End of Period	$15.26		$14.02		$12.58		$15.41		$14.26
Total Return (4)	8.84	%(9)	15.66%		(13.96)%		15.38%		9.60	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,293		$5,921		$2,167		$11		$10
Ratio of Expenses to Average Net Assets (11)	0.83	%(5)(10)	0.83	%(5)	0.84	%(5)(7)	1.08	%(5)	1.07	%(5)(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	3.67	%(5)(10)	3.02	%(5)	3.91	%(5)	1.79	%(5)	2.13	%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.01%		0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	25	%(9)	48%		48%		40%		30%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04	%(10)	1.08%		1.41%		18.56%		7.27	%(10)
Net Investment Income (Loss) to Average Net Assets	3.46	%(10)	2.77%		3.33%		(15.69)%		(4.07	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

(7)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.84% for Class IS shares. Prior to March 30, 2015, the maximum ratio was 1.08% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks to provide both capital appreciation and income.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$17,265	$—	$—	$17,265
Communications	46,825	—	—	46,825
Diversified	32,426	—	—	32,426
Electricity Transmission & Distribution	52,766	—	—	52,766
Oil & Gas Storage & Transportation	91,625	—	—	91,625
PPA Contracted Renewables	41,950	—	—	41,950
Railroads	14,864	—	—	14,864
Toll Roads	51,269	—	—	51,269
Water	21,210	—	—	21,210
Total Common Stocks	370,200	—	—	370,200
Short-Term Investments
Investment Companies	32,686	—	—	32,686
Repurchase Agreements	—	235	—	235
Total Short-Term Investments	32,686	235	—	32,921
Total Assets	$402,886	$235	$—	$403,121

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$11,298	(a)	$—	$(11,298	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Fund received cash collateral of approximately $989,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $10,927,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$989	$—	$—	$—	$989
Total Borrowings	$989	$—	$—	$—	$989
Gross amount of recognized liabilities for securities lending transactions					$989

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares, 1.11% for Class A shares, 1.68% for Class L shares, 1.97% for Class C shares and 0.84% for Class IS shares. Effective July 1, 2017, the Adviser has agreed to increase its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses will not exceed 0.97% for Class I shares, 1.21% for Class A shares, 1.78% for Class L shares, 2.07% for Class C shares and 0.94% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $312,000 of advisory fees were waived and approximately $119,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $103,307,000 and $87,761,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio. (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $22,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$29,957	$66,319	$63,590	$78	$32,686

During the six months ended June 30, 2017, the Fund incurred approximately $10,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$8,000	$3,651	$7,533	$8,605	$122

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and capital gain distributions from real estate investment trust, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$14	$712	$(726)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$552	$2,613

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 51.5%.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's contractual management fee was higher than but close to its peer group average, its actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGISAN
1859233 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	14
Investment Advisory Agreement Approval	21
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Insight Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$1,166.80	$1,018.15	$7.20	$6.71	1.34%
Global Insight Portfolio Class A	1,000.00	1,165.80	1,016.41	9.08	8.45	1.69
Global Insight Portfolio Class L	1,000.00	1,162.60	1,013.93	11.74	10.94	2.19
Global Insight Portfolio Class C	1,000.00	1,161.00	1,012.69	13.07	12.18	2.44

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (100.8%)
Brazil (6.0%)
JHSF Participacoes SA (a)	79,432	$45
Ouro Fino Saude Animal Participacoes SA	19,245	183
Porto Seguro SA	42,559	393
		621
Canada (5.4%)
Agrium, Inc.	4,968	450
Dominion Diamond Corp.	8,070	102
		552
Denmark (8.5%)
Novo Nordisk A/S Series B	20,503	878
France (19.6%)
Christian Dior SE	3,823	1,093
Criteo SA ADR (a)	4,980	244
Edenred	18,233	476
JCDecaux SA	6,132	201
		2,014
Germany (4.2%)
ThyssenKrupp AG	10,589	301
Vapiano SE (a)(b)	4,902	128
		429
Hong Kong (0.8%)
L'Occitane International SA	36,750	84
Italy (2.0%)
Brunello Cucinelli SpA	3,366	89
Tamburi Investment Partners SpA	19,811	113
		202
New Zealand (0.7%)
Kathmandu Holdings Ltd.	51,561	77
Spain (0.3%)
Baron de Ley (a)	223	29
Switzerland (3.8%)
Nestle SA (Registered)	4,487	390
United Kingdom (14.0%)
BBA Aviation PLC	173,689	695
Clarkson PLC	4,642	153
IP Group PLC (a)	14,769	26
Just Eat PLC (a)	9,087	78
Whitbread PLC	9,373	484
		1,436
United States (35.5%)
Biogen, Inc. (a)	957	260
BWX Technologies, Inc.	4,121	201
Cars.com, Inc. (a)	835	22
Castlight Health, Inc., Class B (a)	2,770	12
Dril-Quip, Inc. (a)	3,974	194
Harley-Davidson, Inc.	10,601	573
Hewlett Packard Enterprise Co.	10,794	179
Mosaic Co. (The)	10,894	249
Potbelly Corp. (a)	5,068	58
	Shares	Value (000)
RenaissanceRe Holdings Ltd.	2,729	$379
Terex Corp.	6,465	242
Time Warner, Inc.	4,980	500
United Technologies Corp.	3,193	390
Welbilt, Inc. (a)	20,496	386
		3,645
Total Investments (100.8%) (Cost $8,857) (c)		10,357
Liabilities in Excess of Other Assets (–0.8%)		(79)
Net Assets (100.0%)		$10,278

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,569,000 and the aggregate gross unrealized depreciation is approximately $69,000, resulting in net unrealized appreciation of approximately $1,500,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	26.9%
Textiles, Apparel & Luxury Goods	11.4
Pharmaceuticals	10.2
Insurance	7.5
Media	6.8
Chemicals	6.7
Transportation Infrastructure	6.7
Hotels, Restaurants & Leisure	6.5
Machinery	6.1
Aerospace & Defense	5.7
Automobiles	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Insight Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,857)	$10,357
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	51
Due from Adviser	18
Dividends Receivable	13
Tax Reclaim Receivable	6
Receivable from Affiliate	—	@
Other Assets	53
Total Assets	10,499
Liabilities:
Bank Overdraft	191
Payable for Professional Fees	29
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	—	@
Total Liabilities	221
Net Assets	$10,278
Net Assets Consist of:
Paid-in-Capital	$8,051
Accumulated Undistributed Net Investment Income	27
Accumulated Net Realized Gain	700
Unrealized Appreciation (Depreciation) on:
Investments	1,500
Foreign Currency Translations	—	@
Net Assets	$10,278

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Insight Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$8,562
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	569,098
Net Asset Value, Offering and Redemption Price Per Share	$15.04
CLASS A:
Net Assets	$1,352
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	89,864
Net Asset Value, Redemption Price Per Share	$15.05
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$15.88
CLASS L:
Net Assets	$84
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,668
Net Asset Value, Offering and Redemption Price Per Share	$14.80
CLASS C:
Net Assets	$280
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,041
Net Asset Value, Offering and Redemption Price Per Share	$14.71

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Insight Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	$109
Dividends from Securities of Affiliated Issuer (Note G)	2
Income from Securities Loaned — Net	— @
Total Investment Income	111
Expenses:
Advisory Fees (Note B)	52
Professional Fees	48
Registration Fees	21
Custodian Fees (Note F)	8
Shareholder Reporting Fees	5
Administration Fees (Note C)	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Pricing Fees	3
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Directors' Fees and Expenses	2
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	6
Total Expenses	156
Waiver of Advisory Fees (Note B)	(52)
Expenses Reimbursed by Adviser (Note B)	(27)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	71
Net Investment Income	40
Realized Gain:
Investments Sold	736
Foreign Currency Transactions	1
Net Realized Gain	737
Change in Unrealized Appreciation (Depreciation):
Investments	829
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	829
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,566
Net Increase in Net Assets Resulting from Operations	$1,606

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Insight Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$40	$14
Net Realized Gain	737	88
Net Change in Unrealized Appreciation (Depreciation)	829	842
Net Increase in Net Assets Resulting from Operations	1,606	944
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(17)
Net Realized Gain	—	(85)
Class A:
Net Realized Gain	—	(6)
Class L:
Net Realized Gain	—	(1)
Class C:
Net Realized Gain	—	(1)
Total Distributions	—	(110)
Capital Share Transactions:(1)
Class I:
Subscribed	2,920	5,646
Distributions Reinvested	—	102
Redeemed	(3,462)	(308)
Class A:
Subscribed	949	958
Distributions Reinvested	—	6
Redeemed	(269)	(901)
Class L:
Subscribed	—	23
Distributions Reinvested	—	1
Redeemed	(— @)	(48)
Class C:
Subscribed	205	225
Distributions Reinvested	—	1
Redeemed	(55)	(152)
Net Increase in Net Assets Resulting from Capital Share Transactions	288	5,553
Total Increase in Net Assets	1,894	6,387
Net Assets:
Beginning of Period	8,384	1,997
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $27 and $(13), respectively)	$10,278	$8,384

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	212	457
Shares Issued on Distributions Reinvested	—	8
Shares Redeemed	(238)	(24)
Net Increase (Decrease) in Class I Shares Outstanding	(26)	441
Class A:
Shares Subscribed	67	85
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(19)	(78)
Net Increase in Class A Shares Outstanding	48	8
Class L:
Shares Subscribed	—	2
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(— @@)	(5)
Net Decrease in Class L Shares Outstanding	(— @@)	(3)
Class C:
Shares Subscribed	15	19
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(4)	(13)
Net Increase in Class C Shares Outstanding	11	6

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Insight Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.89		$10.07		$11.55		$13.42		$11.99		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.06		0.06		0.07		0.20		0.30		0.31
Net Realized and Unrealized Gain (Loss)	2.09		2.94		(0.62)		(0.56)		3.32		2.53
Total from Investment Operations	2.15		3.00		(0.55)		(0.36)		3.62		2.84
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		(0.18)		(0.11)		(0.45)		(0.49)
Net Realized Gain	—		(0.15)		(0.75)		(1.40)		(1.74)		(0.43)
Total Distributions	—		(0.18)		(0.93)		(1.51)		(2.19)		(0.92)
Net Asset Value, End of Period	$15.04		$12.89		$10.07		$11.55		$13.42		$11.99
Total Return (3)	16.68	%(6)	29.83%		(5.02)%		(2.65)%		30.89%		28.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,562		$7,676		$1,560		$1,490		$1,397		$12
Ratio of Expenses to Average Net Assets (8)	1.34	%(4)(7)	1.34	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)
Ratio of Net Investment Income to Average Net Assets (8)	0.81	%(4)(7)	0.56	%(4)	0.58	%(4)	1.49	%(4)	2.17	%(4)	2.74	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	48	%(6)	54%		62%		67%		59%		41%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.93	%(7)	7.58%		10.84%		10.82%		14.22%		16.10%
Net Investment Loss to Average Net Assets	(0.78	)%(7)	(5.68)%		(8.91)%		(7.98)%		(10.70)%		(12.01)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Insight Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.91		$10.10		$11.58		$13.45		$11.99		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.04		(0.01)		0.02		0.15		0.01		0.28
Net Realized and Unrealized Gain (Loss)	2.10		2.97		(0.61)		(0.55)		3.56		2.53
Total from Investment Operations	2.14		2.96		(0.59)		(0.40)		3.57		2.81
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.14)		(0.07)		(0.37)		(0.46)
Net Realized Gain	—		(0.15)		(0.75)		(1.40)		(1.74)		(0.43)
Total Distributions	—		(0.15)		(0.89)		(1.47)		(2.11)		(0.89)
Net Asset Value, End of Period	$15.05		$12.91		$10.10		$11.58		$13.45		$11.99
Total Return (3)	16.58	%(7)	29.34%		(5.32)%		(2.97)%		30.52%		28.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,352		$535		$335		$199		$189		$1,151
Ratio of Expenses to Average Net Assets (9)	1.69	%(4)(8)	1.69	%(4)	1.70	%(4)	1.70	%(4)	1.60	%(4)(5)	1.60	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	0.56	%(4)(8)	(0.05	)%(4)	0.17	%(4)	1.14	%(4)	0.07	%(4)	2.49	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.01%		0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	48	%(7)	54%		62%		67%		59%		41%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.39	%(8)	8.39%		11.74%		12.14%		13.62%		16.35%
Net Investment Loss to Average Net Assets	(1.14	)%(8)	(6.75)%		(9.87)%		(9.30)%		(11.95)%		(12.26)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Insight Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.73		$10.01		$11.49		$13.39		$11.98		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.01)		(0.05)		(0.03)		0.08		0.12		0.23
Net Realized and Unrealized Gain (Loss)	2.08		2.92		(0.61)		(0.54)		3.37		2.51
Total from Investment Operations	2.07		2.87		(0.64)		(0.46)		3.49		2.74
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.09)		(0.04)		(0.34)		(0.40)
Net Realized Gain	—		(0.15)		(0.75)		(1.40)		(1.74)		(0.43)
Total Distributions	—		(0.15)		(0.84)		(1.44)		(2.08)		(0.83)
Net Asset Value, End of Period	$14.80		$12.73		$10.01		$11.49		$13.39		$11.98
Total Return (3)	16.26	%(7)	28.70%		(5.87)%		(3.43)%		29.82%		27.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$84		$72		$86		$26		$13		$12
Ratio of Expenses to Average Net Assets (9)	2.19	%(4)(8)	2.19	%(4)	2.20	%(4)	2.20	%(4)	2.13	%(4)(5)	2.10	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.14	)%(4)(8)	(0.43	)%(4)	(0.26	)%(4)	0.64	%(4)	0.93	%(4)	1.99	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	48	%(7)	54%		62%		67%		59%		41%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.87	%(8)	11.57%		17.24%		20.95%		17.73%		16.85%
Net Investment Loss to Average Net Assets	(3.82	)%(8)	(9.81)%		(15.30)%		(18.11)%		(14.67)%		(12.76)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Insight Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$12.67		$9.99		$12.10
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.01)		(0.11)		(0.07)
Net Realized and Unrealized Gain (Loss)	2.05		2.94		(1.19)
Total from Investment Operations	2.04		2.83		(1.26)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.10)
Net Realized Gain	—		(0.15)		(0.75)
Total Distributions	—		(0.15)		(0.85)
Net Asset Value, End of Period	$14.71		$12.67		$9.99
Total Return (4)	16.10	%(7)	28.49%		(10.67	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$280		$101		$16
Ratio of Expenses to Average Net Assets (9)	2.44	%(5)(8)	2.44	%(5)	2.45	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.21	)%(5)(8)	(0.89	)%(5)	(0.94	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	48	%(7)	54%		62%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.93	%(8)	12.17%		23.24	%(8)
Net Investment Loss to Average Net Assets	(2.70	)%(8)	(10.62)%		(21.73	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Insight Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$591	$—	$—	$591
Automobiles	573	—	—	573
Beverages	29	—	—	29
Biotechnology	260	—	—	260
Capital Markets	139	—	—	139
Chemicals	699	—	—	699
Commercial Services & Supplies	476	—	—	476
Energy Equipment & Services	194	—	—	194
Food Products	390	—	—	390
Health Care Technology	12	—	—	12
Hotels, Restaurants & Leisure	670	—	—	670
Insurance	772	—	—	772
Internet Software & Services	344	—	—	344
Machinery	628	—	—	628
Marine	153	—	—	153
Media	701	—	—	701
Metals & Mining	403	—	—	403
Pharmaceuticals	1,061	—	—	1,061
Real Estate Management & Development	45	—	—	45
Specialty Retail	161	—	—	161
Tech Hardware, Storage & Peripherals	179	—	—	179
Textiles, Apparel & Luxury Goods	1,182	—	—	1,182
Transportation Infrastructure	695	—	—	695
Total Common Stocks	10,357	—	—	10,357
Total Assets	$10,357	$—	$—	$10,357

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

At June 30, 2017, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $52,000 of advisory fees were waived and approximately $32,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $5,366,000 and $4,602,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$286	$4,866	$5,152	$2	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$101	$9	$110	$54

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$11	$(11)	$	(—	@)

@ Amount is less than $500.

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6	$35

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 54,4%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average, the actual management fee was lower than its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

26

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGISAN
1859507 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	25
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,266.70	$1,020.83	$4.50	$4.01	0.80%
Global Opportunity Portfolio Class A	1,000.00	1,265.20	1,019.19	6.35	5.66	1.13
Global Opportunity Portfolio Class L	1,000.00	1,264.80	1,018.74	6.85	6.11	1.22
Global Opportunity Portfolio Class C	1,000.00	1,260.00	1,015.77	10.20	9.10	1.82
Global Opportunity Portfolio Class IS	1,000.00	1,266.80	1,021.27	3.99	3.56	0.71

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (89.4%)
Argentina (1.2%)
Globant SA (a)	314,211	$13,649
Belgium (1.3%)
Anheuser-Busch InBev N.V.	136,315	15,057
China (19.5%)
Alibaba Group Holding Ltd. ADR (a)	165,632	23,338
China Resources Beer Holdings Co., Ltd. (b)	8,691,333	21,930
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,818,701	16,955
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,924,027	21,820
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	526,304	6,739
Suofeiya Home Collection Co., Ltd., Class A	2,642,071	15,978
TAL Education Group ADR	563,196	68,884
Tencent Holdings Ltd. (b)	1,272,400	45,502
		221,146
Denmark (4.1%)
DSV A/S	761,214	46,770
France (6.3%)
Christian Dior SE	100,479	28,731
Hermes International	86,967	42,975
		71,706
India (2.2%)
HDFC Bank Ltd.	974,184	25,103
Japan (5.2%)
Calbee, Inc.	742,700	29,153
Keyence Corp.	41,400	18,161
Nihon M&A Center, Inc.	309,200	11,299
		58,613
Korea, Republic of (0.8%)
Loen Entertainment, Inc.	118,426	9,046
South Africa (2.0%)
Naspers Ltd., Class N	114,863	22,345
United Kingdom (5.6%)
Burberry Group PLC	805,090	17,417
Fevertree Drinks PLC	871,056	19,343
Reckitt Benckiser Group PLC	257,229	26,079
		62,839
United States (41.2%)
Alphabet, Inc., Class C (a)	51,947	47,206
Amazon.com, Inc. (a)	81,341	78,738
EPAM Systems, Inc. (a)	622,023	52,306
Facebook, Inc., Class A (a)	728,382	109,971
Luxoft Holding, Inc. (a)	403,819	24,572
Mastercard, Inc., Class A	443,220	53,829
Priceline Group, Inc. (The) (a)	26,264	49,127
Visa, Inc., Class A	544,633	51,076
		466,825
Total Common Stocks (Cost $706,018)		1,013,099
	Shares	Value (000)
Preferred Stocks (1.3%)
United States (1.3%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $1,594; acquired 4/16/14)	39,153	$4,217
Magic Leap Series C (a)(c)(d)(e) (acquisition cost — $3,175; acquired 12/22/15)	137,829	3,432
Uber Technologies Series G (a)(c)(d)(e) (acquisition cost — $8,232; acquired 12/3/15)	168,793	6,961
Total Preferred Stocks (Cost $13,001)		14,610
Participation Note (1.4%)
China (1.4%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/10/18 (a) (Cost $12,648)	1,230,704	15,759
Short-Term Investment (9.1%)
Investment Company (9.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $102,966)	102,966,083	102,966
Total Investments (101.2%) (Cost $834,633) (f)		1,146,434
Liabilities in Excess of Other Assets (–1.2%)		(13,599)
Net Assets (100.0%)		$1,132,835

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At June 30, 2017, the Fund held fair valued securities valued at approximately $14,610,000, representing 1.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(d)  Security has been deemed illiquid at June 30, 2017.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2017, amounts to approximately $14,610,000 and represents 1.3% of net assets.

(f)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $313,072,000 and the aggregate gross unrealized depreciation is approximately $1,271,000, resulting in net unrealized appreciation of approximately $311,801,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	22.7%
Internet Software & Services	19.7
Information Technology Services	15.8
Internet & Direct Marketing Retail	12.1
Short-Term Investment	9.0
Textiles, Apparel & Luxury Goods	7.8
Beverages	6.9
Diversified Consumer Services	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Opportunity Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $731,667)	$1,043,468
Investment in Security of Affiliated Issuer, at Value (Cost $102,966)	102,966
Total Investments in Securities, at Value (Cost $834,633)	1,146,434
Foreign Currency, at Value (Cost $35)	35
Receivable for Fund Shares Sold	4,166
Dividends Receivable	164
Tax Reclaim Receivable	121
Receivable from Affiliate	45
Other Assets	160
Total Assets	1,151,125
Liabilities:
Payable for Investments Purchased	15,070
Payable for Advisory Fees	1,466
Payable for Fund Shares Redeemed	1,203
Payable for Shareholder Services Fees — Class A	106
Payable for Distribution and Shareholder Services Fees — Class L	9
Payable for Distribution and Shareholder Services Fees — Class C	47
Deferred Capital Gain Country Tax	86
Payable for Sub Transfer Agency Fees — Class I	22
Payable for Sub Transfer Agency Fees — Class A	46
Payable for Sub Transfer Agency Fees — Class L	8
Payable for Sub Transfer Agency Fees — Class C	5
Payable for Administration Fees	73
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	58
Payable for Transfer Agency Fees — Class L	8
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	— @
Payable for Custodian Fees	32
Payable for Professional Fees	30
Other Liabilities	18
Total Liabilities	18,290
Net Assets	$1,132,835
Net Assets Consist Of:
Paid-in-Capital	$834,441
Accumulated Net Investment Loss	(1,194)
Accumulated Net Realized Loss	(12,135)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $86 of Deferred Capital Gain Country Tax)	311,715
Foreign Currency Translations	8
Net Assets	$1,132,835

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$514,133
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	26,337,127
Net Asset Value, Offering and Redemption Price Per Share	$19.52
CLASS A:
Net Assets	$523,551
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	27,570,690
Net Asset Value, Redemption Price Per Share	$18.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.05
Maximum Offering Price Per Share	$20.04
CLASS L:
Net Assets	$35,826
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,909,240
Net Asset Value, Offering and Redemption Price Per Share	$18.76
CLASS C:
Net Assets	$58,676
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,169,821
Net Asset Value, Offering and Redemption Price Per Share	$18.51
CLASS IS:
Net Assets	$649
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,197
Net Asset Value, Offering and Redemption Price Per Share	$19.56

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Opportunity Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $263 of Foreign Taxes Withheld)	$3,392
Dividends from Security of Affiliated Issuer (Note G)	135
Total Investment Income	3,527
Expenses:
Advisory Fees (Note B)	3,379
Shareholder Services Fees — Class A (Note D)	513
Distribution and Shareholder Services Fees — Class L (Note D)	125
Distribution and Shareholder Services Fees — Class C (Note D)	215
Sub Transfer Agency Fees — Class I	150
Sub Transfer Agency Fees — Class A	179
Sub Transfer Agency Fees — Class L	13
Sub Transfer Agency Fees — Class C	19
Administration Fees (Note C)	341
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	162
Transfer Agency Fees — Class L (Note E)	23
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	52
Professional Fees	52
Shareholder Reporting Fees	44
Registration Fees	40
Directors' Fees and Expenses	10
Pricing Fees	3
Other Expenses	13
Total Expenses	5,344
Waiver of Advisory Fees (Note B)	(864)
Distribution Fees — Class L Shares Waived (Note D)	(75)
Rebate from Morgan Stanley Affiliate (Note G)	(39)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	4,365
Net Investment Loss	(838)
Realized Loss:
Investments Sold	(7,633)
Foreign Currency Transactions	(178)
Net Realized Loss	(7,811)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $86)	196,542
Foreign Currency Translations	8
Net Change in Unrealized Appreciation (Depreciation)	196,550
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	188,739
Net Increase in Net Assets Resulting from Operations	$187,901

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Opportunity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(838)	$(3,975)
Net Realized Gain (Loss)	(7,811)	1,145
Net Change in Unrealized Appreciation (Depreciation)	196,550	4,481
Net Increase in Net Assets Resulting from Operations	187,901	1,651
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(16,271)
Class A:
Net Realized Gain	—	(24,570)
Class L:
Net Realized Gain	—	(2,200)
Class C:
Net Realized Gain	—	(2,241)
Class IS:
Net Realized Gain	—	(1)
Total Distributions	—	(45,283)
Capital Share Transactions:(1)
Class I:
Subscribed	231,243	211,096
Distributions Reinvested	—	16,238
Redeemed	(51,652)	(193,977)
Class A:
Subscribed	145,132	141,333
Distributions Reinvested	—	24,039
Redeemed	(53,157)	(150,389)
Class L:
Exchanged	— @	14
Distributions Reinvested	—	2,026
Redeemed	(2,062)	(4,432)
Class C:
Subscribed	20,037	21,727
Distributions Reinvested	—	2,240
Redeemed	(4,405)	(8,851)
Class IS:
Subscribed	577	39
Distributions Reinvested	—	1
Redeemed	(15)	(746)
Net Increase in Net Assets Resulting from Capital Share Transactions	285,698	60,358
Total Increase in Net Assets	473,599	16,726
Net Assets:
Beginning of Period	659,236	642,510
End of Period (Including Accumulated Net Investment Loss of $(1,194) and $(356))	$1,132,835	$659,236

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	12,679	13,488
Shares Issued on Distributions Reinvested	—	1,084
Shares Redeemed	(2,901)	(12,614)
Net Increase in Class I Shares Outstanding	9,778	1,958
Class A:
Shares Subscribed	8,018	9,197
Shares Issued on Distributions Reinvested	—	1,646
Shares Redeemed	(3,098)	(9,883)
Net Increase in Class A Shares Outstanding	4,920	960
Class L:
Shares Exchanged	— @@	1
Shares Issued on Distributions Reinvested	—	140
Shares Redeemed	(121)	(293)
Net Decrease in Class L Shares Outstanding	(121)	(152)
Class C:
Shares Subscribed	1,134	1,439
Shares Issued on Distributions Reinvested	—	156
Shares Redeemed	(266)	(589)
Net Increase in Class C Shares Outstanding	868	1,006
Class IS:
Shares Subscribed	33	3
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(1)	(51)
Net Increase (Decrease) in Class IS Shares Outstanding	32	(48)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Opportunity Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$15.41		$16.36		$13.98		$13.65		$10.84		$10.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.00	(3)	(0.05)		(0.05)		(0.06)		(0.02)		0.01
Net Realized and Unrealized Gain	4.11		0.18		2.64		1.26		4.21		1.01
Total from Investment Operations	4.11		0.13		2.59		1.20		4.19		1.02
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.08)		(0.21)		(0.87)		(1.38)		(0.44)
Net Asset Value, End of Period	$19.52		$15.41		$16.36		$13.98		$13.65		$10.84
Total Return (4)	26.67	%(8)	1.05%		18.50%		9.04%		40.12%		9.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$514,133		$255,187		$238,920		$11,037		$7,293		$5,069
Ratio of Expenses to Average Net Assets (10)	0.80	%(5)(9)	0.80	%(5)	0.98	%(5)(6)	1.17	%(5)	1.24	%(5)	1.25	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.05	%(5)(9)	(0.34	)%(5)	(0.33	)%(5)	(0.42	)%(5)	(0.21	)%(5)	0.06	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	19	%(8)	37%		115%		29%		38%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01	%(9)	1.07%		1.20%		2.47%		3.36%		2.57%
Net Investment Loss to Average Net Assets	(0.16	)%(9)	(0.61)%		(0.55)%		(1.72)%		(2.33)%		(1.26)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class I shares. Prior to December 7, 2015, the maximum ratio was 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Opportunity Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$15.01		$16.03		$13.75		$13.48		$10.75		$10.21
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.03)		(0.11)		(0.10)		(0.11)		(0.15)		(0.02)
Net Realized and Unrealized Gain	4.01		0.17		2.59		1.25		4.26		1.00
Total from Investment Operations	3.98		0.06		2.49		1.14		4.11		0.98
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.08)		(0.21)		(0.87)		(1.38)		(0.44)
Net Asset Value, End of Period	$18.99		$15.01		$16.03		$13.75		$13.48		$10.75
Total Return (3)	26.52	%(8)	0.62%		18.16%		8.55%		39.80%		9.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$523,551		$340,092		$347,683		$12,952		$4,057		$87
Ratio of Expenses to Average Net Assets (10)	1.13	%(4)(9)	1.17	%(4)	1.25	%(4)(5)	1.56	%(4)	1.59	%(4)(5)	1.50	%(4)
Ratio of Net Investment Loss to Average Net Assets (10)	(0.31	)%(4)(9)	(0.70	)%(4)	(0.64	)%(4)	(0.82	)%(4)	(1.15	)%(4)	(0.19	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	18	%(8)	37%		115%		29%		38%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34	%(9)	1.41%		1.50%		2.86%		3.93%		2.82%
Net Investment Loss to Average Net Assets	(0.52	)%(9)	(0.94)%		(0.89)%		(2.12)%		(3.49)%		(1.51)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(6)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A shares. Prior to December 7, 2015, the maximum ratio was 1.45% for Class A share. Prior to January 23,2015, the maximum ratio was 1.60% for class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Opportunity Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.84		$15.87		$13.62		$13.38		$10.68		$10.15
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.04)		(0.12)		(0.11)		(0.12)		(0.07)		(0.03)
Net Realized and Unrealized Gain	3.96		0.17		2.57		1.23		4.15		1.00
Total from Investment Operations	3.92		0.05		2.46		1.11		4.08		0.97
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.08)		(0.21)		(0.87)		(1.38)		(0.44)
Net Asset Value, End of Period	$18.76		$14.84		$15.87		$13.62		$13.38		$10.68
Total Return (3)	26.48	%(8)	0.56%		18.03%		8.46%		39.79%		9.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,826		$30,133		$34,628		$1,091		$527		$396
Ratio of Expenses to Average Net Assets (10)	1.22	%(4)(9)	1.25	%(4)	1.30	%(4)(5)	1.64	%(4)	1.58	%(4)(5)	1.55	%(4)
Ratio of Net Investment Loss to Average Net Assets (10)	(0.44	)%(4)(9)	(0.79	)%(4)	(0.70	)%(4)	(0.87	)%(4)	(0.57	)%(4)	(0.24	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	18	%(8)	37%		115%		29%		38%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.89	%(9)	1.93%		2.03%		3.52%		4.23%		3.32%
Net Investment Loss to Average Net Assets	(1.11	)%(9)	(1.47)%		(1.43)%		(2.75)%		(3.22)%		(2.01)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$14.69		$15.80		$15.25
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.08)		(0.21)		(0.15)
Net Realized and Unrealized Gain	3.90		0.18		0.91
Total from Investment Operations	3.82		(0.03)		0.76
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.08)		(0.21)
Net Asset Value, End of Period	$18.51		$14.69		$15.80
Total Return (4)	26.00	%(6)	0.05%		4.95	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,676		$33,801		$20,475
Ratio of Expenses to Average Net Assets (8)	1.82	%(5)(7)	1.84	%(5)	2.03	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.99	)%(5)(7)	(1.38	)%(5)	(1.40	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.01	%(7)
Portfolio Turnover Rate	18	%(6)	37%		115%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.03	%(7)	2.08%		2.22	%(7)
Net Investment Loss to Average Net Assets	(1.20	)%(7)	(1.62)%		(1.59	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Opportunity Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$15.44		$16.38		$13.99		$13.65		$12.43
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.03		(0.06)		(0.05)		(0.06)		(0.03)
Net Realized and Unrealized Gain	4.09		0.20		2.65		1.27		2.27
Total from Investment Operations	4.12		0.14		2.60		1.21		2.24
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.08)		(0.21)		(0.87)		(1.02)
Net Asset Value, End of Period	$19.56		$15.44		$16.38		$13.99		$13.65
Total Return (4)	26.68	%(9)	1.11%		18.64%		8.96%		18.35	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$649		$23		$804		$11		$11
Ratio of Expenses to Average Net Assets (11)	0.71	%(5)(10)	0.71	%(5)	0.77	%(5)(7)	1.17	%(5)	1.18	%(5)(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	0.34	%(5)(10)	(0.41	)%(5)	(0.28	)%(5)	(0.42	)%(5)	(0.74	)%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.01%		0.01%		0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	18	%(9)	37%		115%		29%		38	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.46	%(10)	3.82%		3.56%		19.50%		8.44	%(10)
Net Investment Loss to Average Net Assets	(0.41	)%(10)	(3.52)%		(3.07)%		(18.75)%		(8.00	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(7)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.72% for Class IS shares. Prior to December 7, 2015, the maximum ratio was 1.03% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.18% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$25,103	$—	$25,103
Beverages	63,069	—	—	63,069
Diversified Consumer Services	68,884	—	—	68,884
Electronic Equipment, Instruments & Components	18,161	—	—	18,161
Food Products	46,108	—	—	46,108
Household Durables	15,978	—	—	15,978
Household Products	26,079	—	—	26,079
Information Technology Services	181,783	—	—	181,783
Internet & Direct Marketing Retail	127,865	—	—	127,865
Internet Software & Services	226,017	—	—	226,017
Media	31,391	—	—	31,391
Pharmaceuticals	21,820	—	—	21,820
Professional Services	11,299	—	—	11,299
Road & Rail	46,770	—	—	46,770
Software	13,649	—	—	13,649
Textiles, Apparel & Luxury Goods	89,123	—	—	89,123
Total Common Stocks	987,996	25,103	—	1,013,099
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$14,610	$14,610
Participation Note	—	15,759	—	15,759
Short-Term Investment
Investment Company	102,966	—	—	102,966
Total Assets	$1,090,962	$40,862	$14,610	$1,146,434

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$—	†	$15,545
Purchases	—		—
Sales	—		(138)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—	††	—
Change in unrealized appreciation (depreciation)	—		(884)
Realized gains (losses)	—		87
Ending Balance	$—		$14,610
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$—		$(822)

†  Includes one security which is valued at zero.

††  Corporate action valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value	Impact to Valuation from an Increase in Input
Electronic Equipment, Instuments & Components
Preferred Stock	$3,432	Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%	Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	12.0	x	20.8	x	12.0x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%	Decrease

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value	Impact to Valuation from an Increase in Input
Internet & Direct Marketing Retail
Preferred Stocks	$4,217	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%	Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	9.7	x	15.5	x	9.7x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%	Decrease
	$6,961	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%	Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	2.1	x	8.3	x	2.2x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of June 30, 2017, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(357	)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$31	(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	58,151,000

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I shares, 1.23% for Class A shares, 1.50% for Class L shares, 2.20% for Class C shares and 0.72% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $864,000 of advisory fees were waived and approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Portfolio's prospectus, the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the six months ended June 30, 2017, this waiver amounted to approximately $75,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund 's average daily net assets attributable to Class C shares.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $348,982,000 and $146,958,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. Fund due to its investment in the For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $39,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$18,397	$252,708	$168,139	$135	$102,966

During the six months ended June 30, 2017, the Fund incurred less than $500 in brokerage commissions with
Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$45,283	$3	$2,247

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$3,628	$889	$(4,517)

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$347	$1,387

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 17.8%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOSAN
1860044 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Quality Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	15
Investment Advisory Agreement Approval	22
Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Quality Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Quality Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Quality Portfolio Class I	$1,000.00	$1,154.50	$1,019.84	$5.34	$5.01	1.00%
Global Quality Portfolio Class A	1,000.00	1,152.00	1,018.10	7.20	6.76	1.35
Global Quality Portfolio Class L	1,000.00	1,148.70	1,015.67	9.80	9.20	1.84
Global Quality Portfolio Class C	1,000.00	1,147.10	1,014.38	11.18	10.49	2.10
Global Quality Portfolio Class IS	1,000.00	1,154.50	1,020.08	5.07	4.76	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Quality Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
France (7.1%)
L'Oreal SA	1,676	$349
Pernod Ricard SA	1,671	224
Sanofi	1,361	130
		703
Germany (5.1%)
Bayer AG (Registered)	1,469	190
SAP SE	2,978	311
		501
Hong Kong (1.1%)
AIA Group Ltd.	14,200	104
Netherlands (0.9%)
RELX N.V.	4,112	84
Switzerland (6.4%)
Nestle SA (Registered)	304	26
Novartis AG (Registered)	4,505	375
Roche Holding AG (Genusschein)	911	232
		633
United Kingdom (21.5%)
British American Tobacco PLC	3,097	211
Experian PLC	2,646	54
GlaxoSmithKline PLC	15,778	336
Prudential PLC	6,424	147
Reckitt Benckiser Group PLC	5,700	578
RELX PLC	7,343	159
Unilever PLC	11,542	625
		2,110
United States (54.8%)
Accenture PLC, Class A	3,495	432
Alphabet, Inc., Class A (a)	522	485
Altria Group, Inc.	3,899	290
Automatic Data Processing, Inc.	1,853	190
Coca-Cola Co.	3,846	173
Danaher Corp.	1,399	118
International Flavors & Fragrances, Inc.	542	73
Intuit, Inc.	463	61
Johnson & Johnson	1,587	210
Microsoft Corp.	7,254	500
Moody's Corp.	436	53
Nielsen Holdings PLC	4,023	156
NIKE, Inc., Class B	5,383	318
Philip Morris International, Inc.	3,783	444
Priceline Group, Inc. (The) (a)	133	249
Reynolds American, Inc.	5,845	380
Time Warner, Inc.	249	25
Twenty-First Century Fox, Inc., Class A	8,206	233
Twenty-First Century Fox, Inc., Class B	6,932	193
Visa, Inc., Class A	3,516	330
	Shares	Value (000)
Walt Disney Co. (The)	2,275	$242
Zoetis, Inc.	3,787	236
		5,391
Total Common Stocks (Cost $7,754)		9,526
Short-Term Investment (2.2%)
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $220)	219,552	220
Total Investments (99.1%) (Cost $7,974) (b)		9,746
Other Assets in Excess of Liabilities (0.9%)		89
Net Assets (100.0%)		$9,835

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,799,000 and the aggregate gross unrealized depreciation is approximately $27,000 resulting in net unrealized appreciation of approximately $1,772,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	22.1%
Pharmaceuticals	17.5
Tobacco	13.6
Personal Products	10.0
Information Technology Services	9.8
Software	9.0
Media	7.1
Household Products	5.9
Internet Software & Services	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Quality Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $7,754)	$9,526
Investment in Security of Affiliated Issuer, at Value (Cost $220)	220
Total Investments in Securities, at Value (Cost $7,974)	9,746
Receivable for Investments Sold	49
Due from Adviser	30
Tax Reclaim Receivable	23
Dividends Receivable	18
Receivable from Affiliate	—	@
Other Assets	52
Total Assets	9,918
Liabilities:
Payable for Investments Purchased	49
Payable for Professional Fees	23
Payable for Custodian Fees	6
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	2
Total Liabilities	83
Net Assets	$9,835
Net Assets Consist of:
Paid-in-Capital	$7,858
Accumulated Undistributed Net Investment Income	57
Accumulated Net Realized Gain	149
Unrealized Appreciation (Depreciation) on:
Investments	1,772
Foreign Currency Translations	(1)
Net Assets	$9,835

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Quality Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$5,285
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	423,547
Net Asset Value, Offering and Redemption Price Per Share	$12.48
CLASS A:
Net Assets	$1,767
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	142,172
Net Asset Value, Redemption Price Per Share	$12.43
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.12
CLASS L:
Net Assets	$1,619
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	130,968
Net Asset Value, Offering and Redemption Price Per Share	$12.36
CLASS C:
Net Assets	$1,152
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	94,138
Net Asset Value, Offering and Redemption Price Per Share	$12.24
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	973
Net Asset Value, Offering and Redemption Price Per Share	$12.48

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Quality Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$115
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	115
Expenses:
Professional Fees	44
Advisory Fees (Note B)	37
Registration Fees	22
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	7
Distribution and Shareholder Services Fees — Class C (Note D)	5
Custodian Fees (Note F)	13
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Reporting Fees	4
Administration Fees (Note C)	4
Pricing Fees	3
Directors' Fees and Expenses	2
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	6
Total Expenses	154
Expenses Reimbursed by Adviser (Note B)	(54)
Waiver of Advisory Fees (Note B)	(37)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	62
Net Investment Income	53
Realized Gain:
Investments Sold	327
Foreign Currency Transactions	—	@
Net Realized Gain	327
Change in Unrealized Appreciation (Depreciation):
Investments	922
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	924
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,251
Net Increase in Net Assets Resulting from Operations	$1,304

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Quality Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$53	$142
Net Realized Gain	327	561
Net Change in Unrealized Appreciation (Depreciation)	924	(78)
Net Increase in Net Assets Resulting from Operations	1,304	625
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(80)
Net Realized Gain	—	(397)
Class A:
Net Investment Income	—	(29)
Net Realized Gain	—	(164)
Class L:
Net Investment Income	—	(20)
Net Realized Gain	—	(174)
Class C:
Net Investment Income	—	(7)
Net Realized Gain	—	(66)
Class IS:
Net Investment Income	—	(— @)
Net Realized Gain	—	(1)
Total Distributions	—	(938)
Capital Share Transactions:(1)
Class I:
Subscribed	828	1,322
Distributions Reinvested	—	281
Redeemed	(192)	(6,116)
Class A:
Subscribed	99	222
Distributions Reinvested	—	182
Redeemed	(769)	(1,345)
Class L:
Exchanged	—	13
Distributions Reinvested	—	184
Redeemed	(845)	(733)
Class C:
Subscribed	275	251
Distributions Reinvested	—	72
Redeemed	(64)	(105)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(668)	(5,772)
Total Increase (Decrease) in Net Assets	636	(6,085)
Net Assets:
Beginning of Period	9,199	15,284
End of Period (Including Accumulated Undistributed Net Investment Income of $57 and $4)	$9,835	$9,199

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Quality Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	70	114
Shares Issued on Distributions Reinvested	—	25
Shares Redeemed	(16)	(516)
Net Increase (Decrease) in Class I Shares Outstanding	54	(377)
Class A:
Shares Subscribed	9	20
Shares Issued on Distributions Reinvested	—	16
Shares Redeemed	(69)	(118)
Net Decrease in Class A Shares Outstanding	(60)	(82)
Class L:
Shares Exchanged	—	1
Shares Issued on Distributions Reinvested	—	17
Shares Redeemed	(73)	(65)
Net Decrease in Class L Shares Outstanding	(73)	(47)
Class C:
Shares Subscribed	23	22
Shares Issued on Distributions Reinvested	—	7
Shares Redeemed	(6)	(10)
Net Increase in Class C Shares Outstanding	17	19

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Quality Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$10.81		$11.43		$11.34		$11.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.09		0.17		0.15		0.17		(0.00	)(4)
Net Realized and Unrealized Gain	1.58		0.29		0.46		0.13		1.28
Total from Investment Operations	1.67		0.46		0.61		0.30		1.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.20)		(0.18)		(0.13)		—
Net Realized Gain	—		(0.88)		(0.34)		(0.11)		—
Total Distributions	—		(1.08)		(0.52)		(0.24)		—
Net Asset Value, End of Period	$12.48		$10.81		$11.43		$11.34		$11.28
Total Return (5)	15.45	%(9)	4.20%		5.27%		2.66%		12.80	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,285		$3,993		$8,531		$14,579		$7,440
Ratio of Expenses to Average Net Assets (11)	1.00	%(6)(10)	0.99	%(6)	0.97	%(6)	1.11	%(6)(7)	1.19	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.56	%(6)(10)	1.46	%(6)	1.26	%(6)	1.49	%(6)	(0.12	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	18	%(9)	35%		61%		31%		8	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.97	%(10)	2.45%		2.21%		2.34%		4.86	%(10)
Net Investment Income (Loss) to Average Net Assets	(0.41	)%(10)	(0.00	)%(8)	0.02%		0.26%		(3.79	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to October 1, 2014, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Quality Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$10.79		$11.40		$11.32		$11.27		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.06		0.11		0.11		0.12		(0.02)
Net Realized and Unrealized Gain	1.58		0.32		0.45		0.14		1.29
Total from Investment Operations	1.64		0.43		0.56		0.26		1.27
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)		(0.14)		(0.10)		—
Net Realized Gain	—		(0.88)		(0.34)		(0.11)		—
Total Distributions	—		(1.04)		(0.48)		(0.21)		—
Net Asset Value, End of Period	$12.43		$10.79		$11.40		$11.32		$11.27
Total Return (4)	15.20	%(8)	3.83%		4.91%		2.34%		12.70	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,767		$2,182		$3,246		$4,331		$1,612
Ratio of Expenses to Average Net Assets (10)	1.35	%(5)(9)	1.33	%(5)	1.30	%(5)	1.40	%(5)(6)	1.54	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	1.05	%(5)(9)	0.98	%(5)	0.98	%(5)	1.03	%(5)	(0.45	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	18	%(8)	35%		61%		31%		8	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.33	%(9)	2.85%		2.52%		2.62%		5.00	%(9)
Net Investment Loss to Average Net Assets	(0.93	)%(9)	(0.54)%		(0.24)%		(0.19)%		(3.91	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.35% for Class A shares. Prior to October 1, 2014, the maximum ratio was 1.55% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Quality Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$10.76		$11.37		$11.29		$11.25		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.04		0.06		0.05		0.06		(0.03)
Net Realized and Unrealized Gain	1.56		0.31		0.45		0.14		1.28
Total from Investment Operations	1.60		0.37		0.50		0.20		1.25
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.08)		(0.05)		—
Net Realized Gain	—		(0.88)		(0.34)		(0.11)		—
Total Distributions	—		(0.98)		(0.42)		(0.16)		—
Net Asset Value, End of Period	$12.36		$10.76		$11.37		$11.29		$11.25
Total Return (4)	14.87	%(8)	3.31%		4.49%		1.74%		12.50	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,619		$2,194		$2,848		$2,723		$962
Ratio of Expenses to Average Net Assets (10)	1.84	%(5)(9)	1.81	%(5)	1.81	%(5)	1.93	%(5)(6)	2.04	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.61	%(5)(9)	0.52	%(5)	0.46	%(5)	0.55	%(5)	(0.80	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	18	%(8)	35%		61%		31%		8	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.81	%(9)	3.35%		3.06%		3.15%		6.27	%(9)
Net Investment Loss to Average Net Assets	(1.36	)%(9)	(1.02)%		(0.79)%		(0.67)%		(5.03	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.85% for Class L shares. Prior to October 1, 2014, the maximum ratio was 2.05% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Quality Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$10.67		$11.30		$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.03		0.02		(0.03)
Net Realized and Unrealized Gain	1.54		0.32		0.02
Total from Investment Operations	1.57		0.34		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.12)
Net Realized Gain	—		(0.88)		(0.34)
Total Distributions	—		(0.97)		(0.46)
Net Asset Value, End of Period	$12.24		$10.67		$11.30
Total Return (4)	14.71	%(7)	3.06%		(0.13	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,152		$819		$648
Ratio of Expenses to Average Net Assets (9)	2.10	%(5)(8)	2.10	%(5)	2.10	%(5)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	0.44	%(5)(8)	0.17	%(5)	(0.39	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	18	%(7)	35%		61%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.16	%(8)	3.83%		3.80	%(8)
Net Investment Loss to Average Net Assets	(1.62	)%(8)	(1.56)%		(2.09	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Quality Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$10.81		$11.43		$11.34		$11.28		$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.09		0.16		0.16		0.17		(0.00	)(4)
Net Realized and Unrealized Gain	1.58		0.31		0.45		0.13		1.00
Total from Investment Operations	1.67		0.47		0.61		0.30		1.00
Distributions from and/or in Excess of:
Net Investment Income	—		(0.21)		(0.18)		(0.13)		—
Net Realized Gain	—		(0.88)		(0.34)		(0.11)		—
Total Distributions	—		(1.09)		(0.52)		(0.24)		—
Net Asset Value, End of Period	$12.48		$10.81		$11.43		$11.34		$11.28
Total Return (5)	15.45	%(9)	4.17%		5.38%		2.67%		9.73	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$11		$11		$11		$11
Ratio of Expenses to Average Net Assets (11)	0.95	%(6)(10)	0.95	%(6)	0.95	%(6)	1.10	%(6)(7)	1.15	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.59	%(6)(10)	1.35	%(6)	1.31	%(6)	1.51	%(6)	(0.10	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	18	%(9)	35%		61%		31%		8	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.40	%(10)	19.36%		16.35%		19.72%		9.57	%(10)
Net Investment Loss to Average Net Assets	(14.86	)%(10)	(17.06)%		(14.09)%		(17.11)%		(8.52	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to October 1, 2014, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Quality Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation

Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$397	$—	$—	$397
Capital Markets	53	—	—	53
Chemicals	73	—	—	73
Food Products	26	—	—	26
Health Care Equipment & Supplies	118	—	—	118
Household Products	578	—	—	578
Information Technology Services	952	—	—	952
Insurance	251	—	—	251
Internet & Direct Marketing Retail	249	—	—	249
Internet Software & Services	485	—	—	485
Media	693	—	—	693
Personal Products	974	—	—	974
Pharmaceuticals	1,709	—	—	1,709
Professional Services	453	—	—	453
Software	872	—	—	872
Textiles, Apparel & Luxury Goods	318	—	—	318
Tobacco	1,325	—	—	1,325
Total Common Stocks	9,526	—	—	9,526
Short-Term Investment
Investment Company	220	—	—	220
Total Assets	$9,746	$—	$—	$9,746

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $37,000 of advisory fees were waived and approximately $55,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $1,671,000 and $2,507,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2017 (000)
$46	$1,752	$1,578	$—	@	$220

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$281	$655	$237	$522

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Distribution in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(9)	$9	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4	$36

Qualified late year losses are capital losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$—	@

@ Amount is less than $500.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.6%.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and three-year periods and the period since the end of August 2013, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the contractual management fee was higher than but close to its peer group average, its actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

27

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

©2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQSAN
1858084 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	17
Investment Advisory Agreement Approval	24
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,035.30	$1,019.59	$5.30	$5.26	1.05%
Global Real Estate Portfolio Class A	1,000.00	1,032.70	1,017.85	7.06	7.00	1.40
Global Real Estate Portfolio Class L	1,000.00	1,031.00	1,015.37	9.57	9.49	1.90
Global Real Estate Portfolio Class C	1,000.00	1,029.60	1,014.13	10.82	10.74	2.15
Global Real Estate Portfolio Class IS	1,000.00	1,035.30	1,019.98	4.90	4.86	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
Australia (4.7%)
Dexus REIT	647,634	$4,719
Goodman Group REIT	1,625,214	9,831
GPT Group REIT	2,080,949	7,661
Investa Office Fund REIT	600,991	2,028
Mirvac Group REIT	2,246,208	3,677
Scentre Group REIT	4,932,717	15,355
Stockland REIT	1,571,736	5,291
Vicinity Centres REIT	2,117,476	4,182
Westfield Corp. REIT	2,119,456	13,081
		65,825
Austria (0.3%)
Atrium European Real Estate Ltd.	360,574	1,610
BUWOG AG (a)	104,176	2,993
		4,603
Canada (1.7%)
Boardwalk REIT	88,601	3,249
Crombie Real Estate Investment Trust REIT	201,407	2,179
Extendicare, Inc.	112,787	900
First Capital Realty, Inc.	365,032	5,562
H&R Real Estate Investment Trust REIT	151,983	2,581
RioCan Real Estate Investment Trust REIT	421,031	7,815
Smart Real Estate Investment Trust REIT	58,065	1,438
		23,724
China (0.3%)
China Overseas Land & Investment Ltd. (b)	798,000	2,336
China Resources Land Ltd. (b)	360,000	1,049
China Vanke Co., Ltd. H Shares (b)	406,400	1,150
		4,535
Finland (0.2%)
Citycon Oyj	1,214,504	3,188
France (3.5%)
Fonciere Des Regions REIT	28,633	2,656
Gecina SA REIT	48,521	7,612
ICADE REIT	66,092	5,548
Klepierre REIT	221,151	9,064
Mercialys SA REIT	131,896	2,580
Unibail-Rodamco SE REIT	84,394	21,269
		48,729
Germany (1.8%)
ADO Properties SA (c)	48,880	2,068
Deutsche Wohnen AG	221,893	8,487
LEG Immobilien AG	21,919	2,061
Vonovia SE	329,337	13,077
		25,693
Hong Kong (10.5%)
Champion REIT	1,372,000	873
Cheung Kong Property Holdings Ltd.	2,651,000	20,763
Hang Lung Properties Ltd.	215,000	537
Henderson Land Development Co., Ltd.	903,762	5,041
	Shares	Value (000)
Hongkong Land Holdings Ltd.	3,285,600	$24,182
Hysan Development Co., Ltd.	2,502,014	11,937
Link REIT	2,163,275	16,459
New World Development Co., Ltd.	6,682,758	8,483
Sino Land Co., Ltd.	773,004	1,267
Sun Hung Kai Properties Ltd.	2,106,367	30,945
Swire Properties Ltd.	5,431,200	17,913
Wharf Holdings Ltd. (The)	1,023,763	8,484
		146,884
Ireland (0.8%)
Green REIT PLC	3,315,382	5,388
Hibernia REIT PLC	3,227,657	5,069
		10,457
Japan (9.9%)
Activia Properties, Inc. REIT	991	4,234
Advance Residence Investment Corp. REIT	1,533	3,810
Daiwa Office Investment Corp. REIT	170	857
GLP J-REIT	2,938	3,163
Hulic Co., Ltd.	495,200	5,050
Hulic REIT, Inc.	817	1,275
Invincible Investment Corp. REIT	9,242	3,969
Japan Hotel REIT Investment Corp. REIT	2,730	1,930
Japan Prime Realty Investment Corp. REIT	98	339
Japan Real Estate Investment Corp. REIT	1,350	6,709
Japan Rental Housing Investments, Inc. REIT	530	391
Japan Retail Fund Investment Corp. REIT	2,427	4,477
Kenedix Office Investment Corp. REIT	222	1,184
Mitsubishi Estate Co., Ltd.	1,580,300	29,414
Mitsui Fudosan Co., Ltd.	1,259,300	30,012
Mori Hills Investment Corp. REIT	1,151	1,414
Mori Trust Sogo Reit, Inc. REIT	220	355
Nippon Accommodations Fund, Inc. REIT	97	405
Nippon Building Fund, Inc. REIT	1,805	9,212
Nippon Prologis, Inc. REIT	1,522	3,240
Nomura Real Estate Master Fund, Inc. REIT	5,210	7,120
Orix, Inc. J-REIT	1,725	2,544
Sumitomo Realty & Development Co., Ltd.	378,000	11,645
United Urban Investment Corp. REIT	3,628	5,177
		137,926
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	12,867,024	206
Netherlands (0.7%)
Eurocommercial Properties N.V. CVA REIT	162,544	6,495
Vastned Retail N.V. REIT	15,443	646
Wereldhave N.V. REIT	40,414	1,982
		9,123
Norway (0.4%)
Entra ASA (c)	415,232	5,172
Norwegian Property ASA	700,861	865
		6,037

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Singapore (1.3%)
Ascendas Real Estate Investment Trust REIT	1,277,200	$2,421
CapitaLand Commercial Trust Ltd. REIT	3,252,800	3,922
CapitaLand Ltd.	549,200	1,396
CapitaLand Mall Trust REIT	1,910,400	2,741
EC World Real Estate Investment Trust Unit REIT	582,900	343
Global Logistic Properties Ltd.	549,900	1,142
Keppel REIT	2,621,822	2,180
Mapletree Commercial Trust REIT	547,300	634
Suntec REIT	998,800	1,357
UOL Group Ltd.	239,776	1,331
		17,467
Spain (0.7%)
Hispania Activos Inmobiliarios SAU REIT	149,436	2,471
Inmobiliaria Colonial SA	292,834	2,551
Merlin Properties Socimi SA REIT	426,383	5,386
		10,408
Sweden (0.7%)
Atrium Ljungberg AB, Class B	124,101	2,070
Castellum AB	230,810	3,389
Hufvudstaden AB, Class A	246,361	4,085
		9,544
Switzerland (0.6%)
PSP Swiss Property AG (Registered)	81,610	7,626
Swiss Prime Site AG (Registered) (a)	9,301	845
		8,471
United Kingdom (5.7%)
British Land Co., PLC REIT	2,039,308	16,083
Capital & Regional PLC REIT	1,664,988	1,220
Derwent London PLC REIT	310,883	10,746
Great Portland Estates PLC REIT	1,245,409	9,684
Hammerson PLC REIT	738,282	5,524
Intu Properties PLC REIT	899,613	3,153
Land Securities Group PLC REIT	1,498,803	19,775
LXB Retail Properties PLC (a)	3,172,353	1,307
Segro PLC REIT	510,734	3,254
St. Modwen Properties PLC	790,958	3,697
Unite Group PLC REIT	192,364	1,626
Urban & Civic PLC	1,089,628	3,733
		79,802
United States (54.8%)
Alexandria Real Estate Equities, Inc. REIT	61,828	7,448
American Homes 4 Rent, Class A REIT	167,332	3,777
Apartment Investment & Management Co., Class A REIT	180,442	7,754
AvalonBay Communities, Inc. REIT	86,632	16,648
Blackstone Mortgage Trust, Inc., Class A REIT	120,434	3,806
Boston Properties, Inc. REIT	342,693	42,158
Brixmor Property Group, Inc. REIT	304,594	5,446
Camden Property Trust REIT	261,016	22,320
CBL & Associates Properties, Inc. REIT	37,032	312
Chesapeake Lodging Trust REIT	411,204	10,062
	Shares	Value (000)
Colony Starwood Homes REIT	268,240	$9,203
Columbia Property Trust, Inc. REIT	171,842	3,846
Corporate Office Properties Trust REIT	89,683	3,142
Cousins Properties, Inc. REIT	460,718	4,050
CubeSmart REIT	139,746	3,360
DCT Industrial Trust, Inc. REIT	154,136	8,237
DDR Corp. REIT	273,960	2,485
Digital Realty Trust, Inc. REIT	89,758	10,138
Douglas Emmett, Inc. REIT	99,096	3,786
Duke Realty Corp. REIT	170,570	4,767
Education Realty Trust, Inc. REIT	35,847	1,389
Equity Lifestyle Properties, Inc. REIT	30,877	2,666
Equity Residential REIT	527,102	34,699
Essex Property Trust, Inc. REIT	65,515	16,855
Exeter Industrial Value Fund, LP REIT (See Note A-4) (a)(d)(e)(f)	1,860,000	459
Federal Realty Investment Trust REIT	22,872	2,891
Gaming and Leisure Properties, Inc. REIT	161,818	6,096
GGP, Inc. REIT	1,797,650	42,353
HCP, Inc. REIT	154,264	4,930
Healthcare Realty Trust, Inc. REIT	429,706	14,674
Healthcare Trust of America, Inc., Class A REIT	217,163	6,756
Hilton Worldwide Holdings, Inc.	133,147	8,235
Host Hotels & Resorts, Inc. REIT	1,072,664	19,598
Hudson Pacific Properties, Inc. REIT	79,175	2,707
Invitation Homes, Inc. REIT	11,960	259
Kilroy Realty Corp. REIT	117,222	8,809
Kimco Realty Corp. REIT	40,704	747
LaSalle Hotel Properties REIT	749,016	22,321
Liberty Property Trust REIT	76,925	3,132
Life Storage, Inc. REIT	113,667	8,423
Macerich Co. (The) REIT	278,406	16,164
Mack-Cali Realty Corp. REIT	330,298	8,964
MedEquities Realty Trust, Inc. REIT	263,722	3,328
Monogram Residential Trust, Inc. REIT	205,680	1,997
National Retail Properties, Inc. REIT	160,938	6,293
Paramount Group, Inc. REIT	966,215	15,459
Pennsylvania Real Estate Investment Trust REIT	262,492	2,971
ProLogis, Inc. REIT	394,327	23,123
Public Storage REIT	217,064	45,264
QTS Realty Trust, Inc., Class A REIT	181,009	9,472
Regency Centers Corp. REIT	491,837	30,809
Rexford Industrial Realty, Inc. REIT	224,995	6,174
Simon Property Group, Inc. REIT	635,906	102,864
SL Green Realty Corp. REIT	32,840	3,474
Spirit Realty Capital, Inc. REIT	146,980	1,089
Starwood Property Trust, Inc. REIT	151,780	3,398
Tanger Factory Outlet Centers, Inc. REIT	258,262	6,710
Taubman Centers, Inc. REIT	48,354	2,880
Ventas, Inc. REIT	284,876	19,793
VEREIT, Inc. REIT	987,732	8,040
The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
Vornado Realty Trust REIT	577,081	$54,188
Welltower, Inc. REIT	166,195	12,440
		765,638
Total Common Stocks (Cost $1,100,595)		1,378,260
Short-Term Investment (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $11,047)	11,047,463	11,047
Total Investments (99.4%) (Cost $1,111,642) (g)		1,389,307
Other Assets in Excess of Liabilities (0.6%)		7,749
Net Assets (100.0%)		$1,397,056

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At June 30, 2017, the Fund held fair valued securities valued at approximately $665,000, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at June 30, 2017.

(f)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of $0. At June 30, 2017, this security had an aggregate market value of approximately $459,000, representing less than 0.05% of net assets.

(g)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $294,453,000 and the aggregate gross unrealized depreciation is approximately $16,788,000, resulting in net unrealized appreciation of approximately $277,665,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	29.7%
Retail	25.6
Other*	19.2
Office	13.9
Residential	11.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Real Estate Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,100,595)	$1,378,260
Investment in Security of Affiliated Issuer, at Value (Cost $11,047)	11,047
Total Investments in Securities, at Value (Cost $1,111,642)	1,389,307
Foreign Currency, at Value (Cost $2,432)	2,444
Receivable for Investments Sold	7,510
Dividends Receivable	4,711
Receivable for Fund Shares Sold	3,012
Tax Reclaim Receivable	438
Receivable from Affiliate	6
Other Assets	170
Total Assets	1,407,598
Liabilities:
Payable for Investments Purchased	5,899
Payable for Advisory Fees	3,075
Payable for Fund Shares Redeemed	1,028
Payable for Sub Transfer Agency Fees — Class I	156
Payable for Sub Transfer Agency Fees — Class A	49
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	97
Payable for Administration Fees	93
Payable for Professional Fees	41
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	96
Total Liabilities	10,542
Net Assets	$1,397,056
Net Assets Consist Of:
Paid-in-Capital	$1,112,982
Net Investment Loss	(6,822)
Accumulated Net Realized Gain	13,200
Unrealized Appreciation (Depreciation) on:
Investments	277,665
Foreign Currency Translations	31
Net Assets	$1,397,056

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$414,062
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	37,175,046
Net Asset Value, Offering and Redemption Price Per Share	$11.14
CLASS A:
Net Assets	$20,403
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,843,995
Net Asset Value, Redemption Price Per Share	$11.06
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.61
Maximum Offering Price Per Share	$11.67
CLASS L:
Net Assets	$1,308
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	119,214
Net Asset Value, Offering and Redemption Price Per Share	$10.97
CLASS C:
Net Assets	$312
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,928
Net Asset Value, Offering and Redemption Price Per Share	$10.80
CLASS IS:
Net Assets	$960,971
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	86,245,105
Net Asset Value, Offering and Redemption Price Per Share	$11.14

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Global Real Estate Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,117 of Foreign Taxes Withheld)	$29,179
Dividends from Security of Affiliated Issuer (Note G)	30
Total Investment Income	29,209
Expenses:
Advisory Fees (Note B)	6,864
Administration Fees (Note C)	646
Sub Transfer Agency Fees — Class I	265
Sub Transfer Agency Fees — Class A	57
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	113
Shareholder Reporting Fees	60
Shareholder Services Fees — Class A (Note D)	47
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	2
Professional Fees	51
Registration Fees	38
Directors' Fees and Expenses	23
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	7
Pricing Fees	8
Other Expenses	25
Expenses Before Non Operating Expenses	8,227
Bank Overdraft Expense	16
Total Expenses	8,243
Reimbursement of Class Specific Expenses — Class I (Note B)	(95)
Reimbursement of Class Specific Expenses — Class A (Note B)	(28)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(9)
Net Expenses	8,110
Net Investment Income	21,099
Realized Gain (Loss):
Investments Sold	57,546
Foreign Currency Transactions	(40)
Net Realized Gain	57,506
Change in Unrealized Appreciation (Depreciation):
Investments	(21,174)
Foreign Currency Translations	93
Net Change in Unrealized Appreciation (Depreciation)	(21,081)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	36,425
Net Increase in Net Assets Resulting from Operations	$57,524

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Real Estate Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$21,099	$41,130
Net Realized Gain	57,506	20,091
Net Change in Unrealized Appreciation (Depreciation)	(21,081)	12,821
Net Increase in Net Assets Resulting from Operations	57,524	74,042
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(14,704)
Net Realized Gain	—	(1,849)
Paid-in-Capital	—	(725)
Class A:
Net Investment Income	—	(2,970)
Net Realized Gain	—	(429)
Paid-in-Capital	—	(168)
Class L:
Net Investment Income	—	(27)
Net Realized Gain	—	(6)
Paid-in-Capital	—	(2)
Class C:
Net Investment Income	—	(7)
Net Realized Gain	—	(1)
Paid-in-Capital	—	(1)
Class IS:
Net Investment Income	—	(40,319)
Net Realized Gain	—	(4,880)
Paid-in-Capital	—	(1,912)
Total Distributions	—	(68,000)
Capital Share Transactions:(1)
Class I:
Subscribed	44,662	114,459
Distributions Reinvested	—	15,837
Redeemed	(118,063)	(862,678)
Class A:
Subscribed	3,901	94,427
Distributions Reinvested	—	3,558
Redeemed	(77,979)	(138,133)
Class L:
Subscribed	2	—
Distributions Reinvested	—	35
Redeemed	(221)	(3,106)
Class C:
Subscribed	13	115
Distributions Reinvested	—	8
Redeemed	(15)	(5)
Class IS:
Subscribed	61,340	791,778
Distributions Reinvested	—	40,976
Redeemed	(395,914)	(587,231)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(482,274)	(529,960)
Total Decrease in Net Assets	(424,750)	(523,918)
Net Assets:
Beginning of Period	1,821,806	2,345,724
End of Period (Including Net Investment Loss and Distributions in Excess of Net Investment Income of $(6,822) and $(27,921), respectively)	$1,397,056	$1,821,806

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,057	10,334
Shares Issued on Distributions Reinvested	—	1,491
Shares Redeemed	(10,716)	(78,399)
Net Decrease in Class I Shares Outstanding	(6,659)	(66,574)
Class A:
Shares Subscribed	355	8,746
Shares Issued on Distributions Reinvested	—	337
Shares Redeemed	(7,170)	(13,041)
Net Decrease in Class A Shares Outstanding	(6,815)	(3,958)
Class L:
Shares Subscribed	— @@	—
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(20)	(289)
Net Decrease in Class L Shares Outstanding	(20)	(286)
Class C:
Shares Subscribed	1	10
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(1)	(— @@)
Net Increase (Decrease) in Class C Shares Outstanding	(— @@)	11
Class IS:
Shares Subscribed	5,599	72,096
Shares Issued on Distributions Reinvested	—	3,858
Shares Redeemed	(36,011)	(53,032)
Net Increase (Decrease) in Class IS Shares Outstanding	(30,412)	22,922

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Real Estate Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.76		$10.80		$11.10		$9.91		$9.77		$7.77
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.14		0.21		0.18		0.20		0.18		0.17
Net Realized and Unrealized Gain (Loss)	0.24		0.15		(0.28)		1.19		0.16		2.17
Total from Investment Operations	0.38		0.36		(0.10)		1.39		0.34		2.34
Distributions from and/or in Excess of:
Net Investment Income	—		(0.34)		(0.20)		(0.20)		(0.20)		(0.34)
Net Realized Gain	—		(0.04)		—		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—		—
Total Distributions	—		(0.40)		(0.20)		(0.20)		(0.20)		(0.34)
Net Asset Value, End of Period	$11.14		$10.76		$10.80		$11.10		$9.91		$9.77
Total Return (3)	3.53	%(6)	3.42%		(0.94)%		14.08%		3.55%		30.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$414,062		$471,790		$1,192,624		$1,828,656		$1,793,614		$1,880,999
Ratio of Expenses to Average Net Assets (8)	1.05	%(4)(7)	1.04	%(4)	1.05	%(4)	1.05	%(4)	1.02	%(4)	1.02	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05	%(4)(7)	N/A		1.05	%(4)	N/A		1.02	%(4)	N/A
Ratio of Net Investment Income to Average Net Assets (8)	2.56	%(4)(7)	1.88	%(4)	1.65	%(4)	1.85	%(4)	1.77	%(4)	2.42	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	17	%(6)	26%		29%		32%		33%		29%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09	%(7)	1.04%		1.05%		1.05%		N/A		N/A
Net Investment Income to Average Net Assets	2.52	%(7)	1.88%		1.65%		1.85%		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Real Estate Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.71		$10.74		$11.05		$9.86		$9.72		$7.73
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.10		0.17		0.16		0.17		0.15		0.15
Net Realized and Unrealized Gain (Loss)	0.25		0.16		(0.30)		1.19		0.15		2.16
Total from Investment Operations	0.35		0.33		(0.14)		1.36		0.30		2.31
Distributions from and/or in Excess of:
Net Investment Income	—		(0.30)		(0.17)		(0.17)		(0.16)		(0.32)
Net Realized Gain	—		(0.04)		—		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—		—
Total Distributions	—		(0.36)		(0.17)		(0.17)		(0.16)		(0.32)
Net Asset Value, End of Period	$11.06		$10.71		$10.74		$11.05		$9.86		$9.72
Total Return (3)	3.27	%(7)	3.12%		(1.25)%		13.88%		3.18%		29.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,403		$92,730		$135,517		$105,766		$96,046		$171,413
Ratio of Expenses to Average Net Assets (9)	1.40	%(4)(8)	1.35	%(4)	1.34	%(4)	1.31	%(4)	1.30	%(4)(5)	1.27	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.40	%(4)(8)	N/A		1.34	%(4)	N/A		1.30	%(4)(5)	N/A
Ratio of Net Investment Income to Average Net Assets (9)	1.76	%(4)(8)	1.51	%(4)	1.47	%(4)	1.60	%(4)	1.43	%(4)	2.17	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	17	%(7)	26%		29%		32%		33%		29%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.55	%(8)	1.36%		N/A		N/A		1.32%		N/A
Net Investment Income to Average Net Assets	1.61	%(8)	1.50%		N/A		N/A		1.41%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Real Estate Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.64		$10.61		$10.91		$9.74		$9.59		$7.63
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.09		0.12		0.12		0.12		0.10		0.10
Net Realized and Unrealized Gain (Loss)	0.24		0.16		(0.31)		1.17		0.16		2.13
Total from Investment Operations	0.33		0.28		(0.19)		1.29		0.26		2.23
Distributions from and/or in Excess of:
Net Investment Income	—		(0.19)		(0.11)		(0.12)		(0.11)		(0.27)
Net Realized Gain	—		(0.04)		—		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—		—
Total Distributions	—		(0.25)		(0.11)		(0.12)		(0.11)		(0.27)
Net Asset Value, End of Period	$10.97		$10.64		$10.61		$10.91		$9.74		$9.59
Total Return (3)	3.10	%(7)	2.65%		(1.71)%		13.27%		2.77%		29.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,308		$1,483		$4,509		$4,755		$5,844		$7,050
Ratio of Expenses to Average Net Assets (9)	1.90	%(4)(8)	1.82	%(4)	1.78	%(4)	1.79	%(4)	1.77	%(4)(5)	1.77	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.90	%(4)(8)	N/A		1.77	%(4)	N/A		1.77	%(4)(5)	N/A
Ratio of Net Investment Income to Average Net Assets (9)	1.72	%(4)(8)	1.07	%(4)	1.12	%(4)	1.08	%(4)	0.98	%(4)	1.67	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	17	%(7)	26%		29%		32%		33%		29%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90	%(8)	1.82%		N/A		N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.72	%(8)	1.07%		N/A		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$10.49		$10.56		$11.23
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.08		0.08		0.07
Net Realized and Unrealized Gain (Loss)	0.23		0.16		(0.60)
Total from Investment Operations	0.31		0.24		(0.53)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.25)		(0.14)
Net Realized Gain	—		(0.04)		—
Paid-in-Capital	—		(0.02)		—
Total Distributions	—		(0.31)		(0.14)
Net Asset Value, End of Period	$10.80		$10.49		$10.56
Total Return (4)	2.96	%(7)	2.31%		(4.71	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$312		$305		$191
Ratio of Expenses to Average Net Assets (9)	2.15	%(5)(8)	2.15	%(5)	2.15	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.15	%(5)(8)	N/A		2.15	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	1.52	%(5)(8)	0.75	%(5)	1.01	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	17	%(7)	26%		29%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.61	%(8)	2.86%		3.25	%(8)
Net Investment Income (Loss) to Average Net Assets	1.06	%(8)	0.04%		(0.09	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$10.76		$10.81		$11.11		$9.91		$10.01
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.15		0.22		0.20		0.22		0.08
Net Realized and Unrealized Gain (Loss)	0.23		0.15		(0.29)		1.19		0.02
Total from Investment Operations	0.38		0.37		(0.09)		1.41		0.10
Distributions from and/or in Excess of:
Net Investment Income	—		(0.36)		(0.21)		(0.21)		(0.20)
Net Realized Gain	—		(0.04)		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—
Total Distributions	—		(0.42)		(0.21)		(0.21)		(0.20)
Net Asset Value, End of Period	$11.14		$10.76		$10.81		$11.11		$9.91
Total Return (4)	3.53	%(8)	3.45%		(0.84)%		14.27%		1.08	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$960,971		$1,255,498		$1,012,883		$586,511		$206,757
Ratio of Expenses to Average Net Assets (10)	0.97	%(5)(9)	0.96	%(5)	0.97	%(5)	0.96	%(5)	0.96	%(5)(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.97	%(5)(9)	N/A		0.97	%(5)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets (10)	2.66	%(5)(9)	2.01	%(5)	1.78	%(5)	2.01	%(5)	2.88	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	17	%(8)	26%		29%		32%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.97%		N/A		0.96%		0.97	%(9)
Net Investment Income to Average Net Assets	N/A		2.00%		N/A		2.01%		2.87	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$413,152	$—	$—	$413,152
Health Care	62,821	—	—	62,821
Industrial	64,060	—	459	64,519
Lodging/Resorts	62,146	—	—	62,146
Mixed Industrial/Office	9,486	—	—	9,486
Office	193,273	—	—	193,273
Residential	160,269	—	206	160,475
Retail	355,341	—	—	355,341
Self Storage	57,047	—	—	57,047
Total Common Stocks	1,377,595	—	665	1,378,260
Short-Term Investment
Investment Company	11,047	—	—	11,047
Total Assets	$1,388,642	$—	$665	$1,389,307

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$952
Purchases	58
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(116)
Change in unrealized appreciation (depreciation)	(229)
Realized gains (losses)	—
Ending Balance	$665
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$(229)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Industrial
Common Stock	$459	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance
Residential
Common Stock	$206	Market Transaction Method	Transaction Valuation	$0.02	$0.02	$0.02	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of June 30, 2017, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.85%	0.80%

For the six months ended June 30, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and 0.99% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $124,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $273,056,000 and $728,614,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$5,762	$212,273	$206,988	$30	$11,047

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$58,027	$7,165	$2,808	$42,001	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, REIT adjustments and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$6,124	$(6,122)	$(2)

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

During the year ended December 31, 2016, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $5,549,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$4,815	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 23.5%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and five-year periods but below its peer group average for the three-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRESAN
1860548 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	27
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Growth Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,276.80	$1,021.72	$3.50	$3.11	0.62%
Growth Portfolio Class A	1,000.00	1,275.20	1,020.38	5.02	4.46	0.89
Growth Portfolio Class L	1,000.00	1,271.70	1,017.70	8.05	7.15	1.43
Growth Portfolio Class C	1,000.00	1,270.30	1,016.61	9.29	8.25	1.65
Growth Portfolio Class IS	1,000.00	1,277.50	1,022.17	2.99	2.66	0.53

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (91.2%)
Automobiles (1.5%)
Tesla, Inc. (a)(b)	153,812	$55,620
Biotechnology (1.1%)
Alnylam Pharmaceuticals, Inc. (a)	270,978	21,613
Intrexon Corp. (a)(b)	399,616	9,627
Juno Therapeutics, Inc. (a)(b)	370,683	11,080
		42,320
Capital Markets (3.6%)
S&P Global, Inc.	927,928	135,468
Health Care Equipment & Supplies (6.4%)
DexCom, Inc. (a)	776,930	56,832
Intuitive Surgical, Inc. (a)	198,716	185,873
		242,705
Health Care Technology (6.4%)
athenahealth, Inc. (a)	1,020,868	143,483
Veeva Systems, Inc., Class A (a)	1,647,203	100,990
		244,473
Hotels, Restaurants & Leisure (4.9%)
Starbucks Corp.	3,191,833	186,116
Information Technology Services (7.3%)
Mastercard, Inc., Class A	1,409,439	171,176
Visa, Inc., Class A	1,145,760	107,450
		278,626
Internet & Direct Marketing Retail (14.4%)
Amazon.com, Inc. (a)	332,321	321,687
Netflix, Inc. (a)	244,727	36,565
Priceline Group, Inc. (The) (a)	101,146	189,195
		547,447
Internet Software & Services (20.3%)
Alibaba Group Holding Ltd. ADR (China) (a)	493,944	69,597
Alphabet, Inc., Class C (a)	263,890	239,805
Facebook, Inc., Class A (a)	2,151,214	324,790
Tencent Holdings Ltd. (China) (c)	1,770,100	63,300
Twitter, Inc. (a)	4,133,868	73,872
		771,364
Life Sciences Tools & Services (4.9%)
Illumina, Inc. (a)	1,064,319	184,680
Semiconductors & Semiconductor Equipment (3.1%)
NVIDIA Corp.	814,015	117,674
Software (17.3%)
Activision Blizzard, Inc.	1,654,592	95,255
Salesforce.com, Inc. (a)	2,135,877	184,967
ServiceNow, Inc. (a)	1,790,892	189,834
Snap, Inc., Class A (a)(b)	674,273	11,982
Workday, Inc., Class A (a)	1,832,910	177,792
		659,830
Total Common Stocks (Cost $1,861,324)		3,466,323
	Shares	Value (000)
Preferred Stocks (3.7%)
Electronic Equipment, Instruments & Components (0.6%)
Magic Leap Series C (a)(d)(e)(f) (acquisition cost — $18,812; acquired 12/22/15)	816,725	$20,336
Internet & Direct Marketing Retail (3.0%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $20,638; acquired 4/16/14)	506,928	54,596
Flipkart Online Services Pvt Ltd. Series F (a)(d)(e)(f) (acquisition cost — $15,000; acquired 8/18/14)	207,900	14,711
Uber Technologies Series G (a)(d)(e)(f) (acquisition cost — $54,173; acquired 12/3/15)	1,110,729	45,807
		115,114
Internet Software & Services (0.1%)
Dropbox, Inc. Series C (a)(d)(e)(f) (acquisition cost — $7,182; acquired 1/30/14)	375,979	3,245
Total Preferred Stocks (Cost $115,805)		138,695
	Notional Amount (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY November 2017 @ CNY 7.40, Royal Bank of Scotland (Cost $1,836)	546,729	338
	Shares
Short-Term Investments (5.7%)
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	24,180,780	24,181
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $2,932; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $2,990)	$2,932	2,932
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $2,684; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $2,738)	2,683	2,683

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $1,917; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $1,956)	$1,917	$1,917
		7,532
Total Securities held as Collateral on Loaned Securities (Cost $31,713)		31,713
	Shares
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $186,576)	186,576,161	186,576
Total Short-Term Investments (Cost $218,289)		218,289
Total Investments (100.6%) (Cost $2,197,254) Including $77,573 of Securities Loaned (g)		3,823,645
Liabilities in Excess of Other Assets (–0.6%)		(21,352)
Net Assets (100.0%)		$3,802,293

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2017.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at June 30, 2017.

(e)  At June 30, 2017, the Fund held fair valued securities valued at approximately $138,695,000, representing 3.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2017, amounts to approximately $138,695,000 and represents 3.7% of net assets.

(g)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,725,851,000 and the aggregate gross unrealized depreciation is approximately $99,460,000, resulting in net unrealized appreciation of approximately $1,626,391,000.

ADR  —  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	24.5%
Internet Software & Services	20.4
Internet & Direct Marketing Retail	17.5
Software	17.4
Information Technology Services	7.4
Health Care Technology	6.4
Health Care Equipment & Supplies	6.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Growth Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,986,497)	$3,612,888
Investment in Security of Affiliated Issuer, at Value (Cost $210,757)	210,757
Total Investments in Securities, at Value (Cost $2,197,254)	3,823,645
Receivable for Investments Sold	42,599
Receivable for Fund Shares Sold	2,274
Dividends Receivable	679
Tax Reclaim Receivable	493
Receivable from Affiliate	138
Other Assets	276
Total Assets	3,870,104
Liabilities:
Collateral on Securities Loaned, at Value	31,713
Payable for Investments Purchased	27,249
Payable for Advisory Fees	3,810
Payable for Fund Shares Redeemed	3,052
Payable for Sub Transfer Agency Fees — Class I	120
Payable for Sub Transfer Agency Fees — Class A	458
Payable for Sub Transfer Agency Fees — Class L	46
Payable for Sub Transfer Agency Fees — Class C	5
Payable for Shareholder Services Fees — Class A	357
Payable for Distribution and Shareholder Services Fees — Class L	55
Payable for Distribution and Shareholder Services Fees — Class C	20
Due to Broker	290
Payable for Administration Fees	252
Payable for Directors' Fees and Expenses	122
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	44
Payable for Transfer Agency Fees — Class L	4
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	34
Payable for Professional Fees	34
Other Liabilities	138
Total Liabilities	67,811
Net Assets	$3,802,293
Net Assets Consist Of:
Paid-in-Capital	$1,919,923
Accumulated Net Investment Loss	(8,972)
Accumulated Net Realized Gain	264,951
Unrealized Appreciation (Depreciation) on:
Investments	1,626,391
Net Assets	$3,802,293

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$1,003,010
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,325,945
Net Asset Value, Offering and Redemption Price Per Share	$44.93
CLASS A:
Net Assets	$1,706,598
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	39,398,192
Net Asset Value, Redemption Price Per Share	$43.32
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.40
Maximum Offering Price Per Share	$45.72
CLASS L:
Net Assets	$86,462
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,066,482
Net Asset Value, Offering and Redemption Price Per Share	$41.84
CLASS C:
Net Assets	$24,928
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	598,085
Net Asset Value, Offering and Redemption Price Per Share	$41.68
CLASS IS:
Net Assets	$981,295
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	21,748,822
Net Asset Value, Offering and Redemption Price Per Share	$45.12
(1) Including: Securities on Loan, at Value:	$77,573

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Growth Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$3,937
Income from Securities Loaned — Net	1,561
Dividends from Security of Affiliated Issuer (Note G)	340
Total Investment Income	5,838
Expenses:
Advisory Fees (Note B)	7,536
Shareholder Services Fees — Class A (Note D)	1,964
Distribution and Shareholder Services Fees — Class L (Note D)	308
Distribution and Shareholder Services Fees — Class C (Note D)	101
Administration Fees (Note C)	1,383
Sub Transfer Agency Fees — Class I	343
Sub Transfer Agency Fees — Class A	728
Sub Transfer Agency Fees — Class L	52
Sub Transfer Agency Fees — Class C	9
Transfer Agency Fees — Class I (Note E)	26
Transfer Agency Fees — Class A (Note E)	124
Transfer Agency Fees — Class L (Note E)	10
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	140
Custodian Fees (Note F)	49
Professional Fees	49
Directors' Fees and Expenses	43
Registration Fees	42
Pricing Fees	2
Other Expenses	29
Expenses Before Non Operating Expenses	12,943
Bank Overdraft Expense	2
Total Expenses	12,945
Rebate from Morgan Stanley Affiliate (Note G)	(95)
Net Expenses	12,850
Net Investment Loss	(7,012)
Realized Gain (Loss):
Investments Sold	188,899
Foreign Currency Transactions	(— @)
Net Realized Gain	188,899
Change in Unrealized Appreciation (Depreciation):
Investments	638,678
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	827,577
Net Increase in Net Assets Resulting from Operations	$820,565

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Growth Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(7,012)	$(3,375)
Net Realized Gain	188,899	267,238
Net Change in Unrealized Appreciation (Depreciation)	638,678	(327,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	820,565	(63,569)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(93,975)
Class A:
Net Realized Gain	—	(177,189)
Class L:
Net Realized Gain	—	(9,653)
Class C:
Net Realized Gain	—	(2,102)
Class IS:
Net Realized Gain	—	(108,125)
Total Distributions	—	(391,044)
Capital Share Transactions:(1)
Class I:
Subscribed	233,337	245,890
Distributions Reinvested	—	90,086
Redeemed	(152,921)	(373,817)
Class A:
Subscribed	76,294	129,312
Distributions Reinvested	—	171,522
Redeemed	(119,257)	(348,180)
Class L:
Exchanged	35	179
Distributions Reinvested	—	9,458
Redeemed	(7,347)	(12,432)
Class C:
Subscribed	6,614	8,747
Distributions Reinvested	—	1,791
Redeemed	(2,874)	(5,168)
Class IS:
Subscribed	57,124	115,188
Distributions Reinvested	—	103,631
Redeemed	(178,858)	(241,921)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(87,853)	(105,714)
Total Increase (Decrease) in Net Assets	732,712	(560,327)
Net Assets:
Beginning of Period	3,069,581	3,629,908
End of Period (Including Accumulated Net Investment Loss of $(8,972) and $(1,960))	$3,802,293	$3,069,581

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,409	6,488
Shares Issued on Distributions Reinvested	—	2,487
Shares Redeemed	(3,738)	(10,000)
Net Increase (Decrease) in Class I Shares Outstanding	1,671	(1,025)
Class A:
Shares Subscribed	1,858	3,580
Shares Issued on Distributions Reinvested	—	4,892
Shares Redeemed	(2,989)	(9,425)
Net Decrease in Class A Shares Outstanding	(1,131)	(953)
Class L:
Shares Exchanged	— @@	5
Shares Issued on Distributions Reinvested	—	278
Shares Redeemed	(193)	(348)
Net Decrease in Class L Shares Outstanding	(193)	(65)
Class C:
Shares Subscribed	166	246
Shares Issued on Distributions Reinvested	—	53
Shares Redeemed	(74)	(145)
Net Increase in Class C Shares Outstanding	92	154
Class IS:
Shares Subscribed	1,391	3,101
Shares Issued on Distributions Reinvested	—	2,849
Shares Redeemed	(4,414)	(6,336)
Net Decrease in Class IS Shares Outstanding	(3,023)	(386)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Growth Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$35.19		$40.44		$38.86		$38.38		$27.05		$23.46
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.06)		0.01		(0.07)		(0.03)		0.02		0.16
Net Realized and Unrealized Gain (Loss)	9.80		(0.79)		4.70		2.43		13.02		3.52
Total from Investment Operations	9.74		(0.78)		4.63		2.40		13.04		3.68
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)(3)	(0.13)		(0.05)
Net Realized Gain	—		(4.47)		(3.05)		(1.92)		(1.58)		(0.04)
Total Distributions	—		(4.47)		(3.05)		(1.92)		(1.71)		(0.09)
Net Asset Value, End of Period	$44.93		$35.19		$40.44		$38.86		$38.38		$27.05
Total Return (4)	27.68	%(8)	(1.91)%		11.91%		6.42%		48.60%		15.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,003,010		$726,787		$876,660		$794,648		$989,649		$661,073
Ratio of Expenses to Average Net Assets (10)	0.62	%(5)(9)	0.63	%(5)	0.61	%(5)	0.69	%(5)(6)	0.70	%(5)	0.72	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.62	%(5)(9)	N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	(0.28	)%(5)(9)	0.02	%(5)	(0.18	)%(5)	(0.08	)%(5)	0.08	%(5)	0.59	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	18	%(8)	39%		34%		44%		31%		49%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.63%		N/A		N/A		0.71%		N/A
Net Investment Income to Average Net Assets	N/A		0.02%		N/A		N/A		0.07%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to April 7, 2014, the maximum ratio was 0.80% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Growth Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$33.97		$39.31		$37.98		$37.61		$26.53		$23.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.11)		(0.10)		(0.21)		(0.13)		(0.06)		0.09
Net Realized and Unrealized Gain (Loss)	9.46		(0.77)		4.59		2.42		12.78		3.45
Total from Investment Operations	9.35		(0.87)		4.38		2.29		12.72		3.54
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.06)		—
Net Realized Gain	—		(4.47)		(3.05)		(1.92)		(1.58)		(0.04)
Total Distributions	—		(4.47)		(3.05)		(1.92)		(1.64)		(0.04)
Net Asset Value, End of Period	$43.32		$33.97		$39.31		$37.98		$37.61		$26.53
Total Return (3)	27.52	%(7)	(2.21)%		11.53%		6.25%		48.22%		15.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,706,598		$1,376,836		$1,630,538		$1,549,756		$205,286		$138,416
Ratio of Expenses to Average Net Assets (9)	0.89	%(4)(8)	0.92	%(4)	0.96	%(4)	0.83	%(4)(5)	0.95	%(4)(5)	0.97	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.89	%(4)(8)	N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.55	)%(4)(8)	(0.26	)%(4)	(0.52	)%(4)	(0.34	)%(4)	(0.18	)%(4)	0.34	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	18	%(7)	39%		34%		44%		31%		49%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.92%		0.96%		N/A		0.96%		N/A
Net Investment Loss to Average Net Assets	N/A		(0.26)%		(0.52)%		N/A		(0.19)%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares. Prior to April 7, 2014, the maximum ratio was 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Growth Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$32.90		$38.41		$37.40		$37.26		$26.43		$27.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.21)		(0.29)		(0.44)		(0.31)		(0.38)		0.03
Net Realized and Unrealized Gain (Loss)	9.15		(0.75)		4.50		2.38		12.84		(1.16)
Total from Investment Operations	8.94		(1.04)		4.06		2.07		12.46		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.05)		(0.00	)(4)
Net Realized Gain	—		(4.47)		(3.05)		(1.92)		(1.58)		(0.04)
Total Distributions	—		(4.47)		(3.05)		(1.93)		(1.63)		(0.04)
Net Asset Value, End of Period	$41.84		$32.90		$38.41		$37.40		$37.26		$26.43
Total Return (5)	27.17	%(9)	(2.72)%		10.85%		5.72%		47.44%		(4.10	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,462		$74,324		$89,277		$89,854		$528		$10
Ratio of Expenses to Average Net Assets (11)	1.43	%(6)(10)	1.45	%(6)	1.55	%(6)	1.29	%(6)(7)	1.60	%(6)(7)	1.51	%(6)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.43	%(6)(10)	N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	(1.09	)%(6)(10)	(0.79	)%(6)	(1.11	)%(6)	(0.82	)%(6)	(1.09	)%(6)	0.20	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	18	%(9)	39%		34%		44%		31%		49%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.45%		1.57%		N/A		1.72%		N/A
Net Investment Loss to Average Net Assets	N/A		(0.79)%		(1.13)%		N/A		(1.21)%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to April 7, 2014, the maximum ratio was 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$32.81		$38.40		$40.33
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.25)		(0.38)		(0.35)
Net Realized and Unrealized Gain (Loss)	9.12		(0.74)		1.47
Total from Investment Operations	8.87		(1.12)		1.12
Distributions from and/or in Excess of:
Net Realized Gain	—		(4.47)		(3.05)
Net Asset Value, End of Period	$41.68		$32.81		$38.40
Total Return (4)	27.03	%(7)	(2.93)%		2.71	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,928		$16,613		$13,544
Ratio of Expenses to Average Net Assets (9)	1.65	%(5)(8)	1.70	%(5)	1.62	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.65	%(5)(8)	N/A		N/A
Ratio of Net Investment Loss to Average Net Assets (9)	(1.32	)%(5)(8)	(1.04	)%(5)	(1.29	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	18	%(7)	39%		34%
(9) Supplemental Information on the Ratios to Average Net Assets:

Ratios Before Expense Limitation:

Expense to Average Net Assets	N/A	1.70%	N/A
Net Investment Loss to Average Net Assets	N/A	(1.04)%	N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Growth Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$35.32		$40.54		$38.92		$38.40		$34.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.04)		0.05		(0.04)		(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	9.84		(0.80)		4.71		2.50		5.55
Total from Investment Operations	9.80		(0.75)		4.67		2.45		5.53
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		—
Net Realized Gain	—		(4.47)		(3.05)		(1.92)		(1.58)
Total Distributions	—		(4.47)		(3.05)		(1.93)		(1.58)
Net Asset Value, End of Period	$45.12		$35.32		$40.54		$38.92		$38.40
Total Return (4)	27.75	%(8)	(1.83)%		11.97%		6.60%		16.20	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$981,295		$875,021		$1,019,889		$964,465		$11
Ratio of Expenses to Average Net Assets (10)	0.53	%(5)(9)	0.54	%(5)	0.54	%(5)	0.54	%(5)(6)	0.60	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.53	%(5)(9)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	(0.20	)%(5)(9)	0.12	%(5)	(0.10	)%(5)	(0.12	)%(5)	(0.16	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.00	%(7)	0.00	%(7)	0.01%		0.01	%(9)
Portfolio Turnover Rate	18	%(8)	39%		34%		44%		31	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.54%		N/A		0.55%		5.60	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		0.12%		N/A		(0.13)%		(5.16	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.67% for Class IS shares. Prior to April 7, 2014, the maximum ratio was 0.73% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$55,620	$—	$—	$55,620
Biotechnology	42,320	—	—	42,320
Capital Markets	135,468	—	—	135,468
Health Care Equipment & Supplies	242,705	—	—	242,705
Health Care Technology	244,473	—	—	244,473
Hotels, Restaurants & Leisure	186,116	—	—	186,116
Information Technology Services	278,626	—	—	278,626
Internet & Direct Marketing Retail	547,447	—	—	547,447
Internet Software & Services	771,364	—	—	771,364
Life Sciences Tools & Services	184,681	—	—	184,681
Semiconductors & Semiconductor Equipment	117,674	—	—	117,674
Software	659,830	—	—	659,830
Total Common Stocks	3,466,323	—	—	3,466,323
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$138,695	$138,695
Call Option Purchased	—	338	—	338
Short-Term Investments
Investment Company	210,757	—	—	210,757
Repurchase Agreements	—	7,532	—	7,532
Total Short-Term Investments	210,757	7,532	—	218,289
Total Assets	$3,677,080	$7,870	$138,695	$3,823,645

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stocks (000)
Beginning Balance	$139,530
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(835)
Realized gains (losses)	—
Ending Balance	$138,695
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$(835)

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Electronic Equipment, Instuments & Components
Preferred Stock	$20,336	Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.0	x	20.8	x	12.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$54,596	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.7	x	15.5	x	9.7	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$14,711	Market Transaction Method	Pending Private Placement	$88.11		$88.11		$88.11		Increase
			Proposed Secondary Transaction	$61.68		$61.68		$61.68		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1	x	2.8	x	2.4	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$45,807	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.1	x	8.3	x	2.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Preferred Stock	$3,245	Market Transaction Method	Pending Transactions	$8.15		$9.05		$8.60		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	7.6	x	5.5	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$338	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(1,674	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
	Currency Risk (Options Purchased)	Investments $(1,351)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Assets(d) Liabilities(d) Derivatives	(000)		(000)
Option Purchased	$338	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$338	$—	$(290)	$48

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	454,936,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$77,573	(e)	$—	$(77,573	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Fund received cash collateral of approximately $31,713,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $47,640,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$31,713	$—	$—	$—	$31,713
Total Borrowings	$31,713	$—	$—	$—	$31,713
Gross amount of recognized liabilities for securities lending transactions					$31,713

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the six months ended June 30, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the six months ended June 30, 2017.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $608,217,000 and $855,239,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $95,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$240,982	$687,007	$717,232	$340	$210,757

During the six months ended June 30, 2017, the Fund incurred approximately $18,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$391,044	$5,086	$256,809

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating loss and basis adjustments on partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$2,086	$5,897	$(7,983)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$88,015

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to

January 1, 2017 for U.S. Federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$1,794	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 58.9%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWSAN
1859497 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	15
Investment Advisory Agreement Approval	23
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Insight Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$1,080.30	$1,019.74	$5.26	$5.11	1.02%
Insight Portfolio Class A	1,000.00	1,078.50	1,018.15	6.91	6.71	1.34
Insight Portfolio Class L	1,000.00	1,075.20	1,015.52	9.62	9.35	1.87
Insight Portfolio Class C	1,000.00	1,074.10	1,014.33	10.85	10.54	2.11

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (83.2%)
Aerospace & Defense (6.9%)
BWX Technologies, Inc.	18,686	$911
United Technologies Corp.	17,467	2,133
		3,044
Automobiles (4.2%)
Harley-Davidson, Inc.	34,029	1,838
Beverages (0.0%)
Big Rock Brewery, Inc. (Canada) (a)	1,928	12
Biotechnology (3.5%)
Biogen, Inc. (a)	5,755	1,562
Chemicals (8.1%)
Agrium, Inc. (Canada)	23,560	2,135
Mosaic Co. (The)	64,039	1,462
		3,597
Commercial Services & Supplies (2.2%)
Copart, Inc. (a)	30,620	973
Diversified Financial Services (6.0%)
Berkshire Hathaway, Inc., Class B (a)	4,299	728
Leucadia National Corp.	74,220	1,942
		2,670
Energy Equipment & Services (1.4%)
Dril-Quip, Inc. (a)	12,813	625
Food Products (1.2%)
Lamb Weston Holdings, Inc.	12,091	533
Health Care Equipment & Supplies (2.7%)
Intuitive Surgical, Inc. (a)	1,279	1,196
Health Care Technology (0.1%)
Castlight Health, Inc., Class B (a)	6,713	28
Hotels, Restaurants & Leisure (1.6%)
Habit Restaurants, Inc. (The) (a)	3,844	61
Potbelly Corp. (a)	54,145	623
Wingstop, Inc.	718	22
		706
Insurance (2.0%)
Progressive Corp. (The)	20,089	886
Internet Software & Services (4.7%)
Cars.com, Inc. (a)	26,957	718
Criteo SA ADR (France) (a)	23,811	1,168
Twitter, Inc. (a)	9,494	169
		2,055
Leisure Products (1.0%)
Vista Outdoor, Inc. (a)	20,322	457
Machinery (8.0%)
Manitowoc Co., Inc. (The) (a)	33,414	201
Terex Corp.	25,144	943
Welbilt, Inc. (a)	127,832	2,409
		3,553
	Shares	Value (000)
Media (10.5%)
News Corp., Class A	34,942	$479
TEGNA, Inc.	71,656	1,032
Time Warner, Inc.	31,209	3,134
		4,645
Metals & Mining (0.8%)
Dominion Diamond Corp. (Canada)	27,852	350
Multi-Line Retail (2.6%)
Dillard's, Inc., Class A (b)	20,207	1,166
Pharmaceuticals (6.7%)
Novo Nordisk A/S Series B (Denmark)	69,161	2,962
Specialty Retail (0.4%)
Container Store Group, Inc. (The) (a)	31,745	188
Tech Hardware, Storage & Peripherals (1.8%)
Hewlett Packard Enterprise Co.	47,220	783
Trading Companies & Distributors (2.5%)
Fastenal Co.	25,492	1,110
Transportation Infrastructure (4.3%)
BBA Aviation PLC (United Kingdom)	469,707	1,881
Total Common Stocks (Cost $34,315)		36,820
Short-Term Investments (20.6%)
Securities held as Collateral on Loaned Securities (2.6%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	884,790	885
	Face Amount (000)
Repurchase Agreements (0.6%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $107; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $109)	$107	107
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $98; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $100)	98	98
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $70; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $72)	70	70
		275
Total Securities held as Collateral on Loaned Securities (Cost $1,160)		1,160

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Insight Portfolio

	Shares	Value (000)
Investment Company (18.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $7,954)	7,954,259	$7,954
Total Short-Term Investments (Cost $9,114)		9,114
Total Investments (103.8%) (Cost $43,429) Including $1,102 of Securities Loaned (c)		45,934
Liabilities in Excess of Other Assets (-3.8%)		(1,682)
Net Assets (100.0%)		$44,252

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2017.

(c)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $3,231,000 and the aggregate gross unrealized depreciation is approximately $726,000, resulting in net unrealized appreciation of approximately $2,505,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	36.5%
Short-Term Investment	17.8
Media	10.4
Chemicals	8.0
Machinery	7.9
Aerospace & Defense	6.8
Pharmaceuticals	6.6
Diversified Financial Services	6.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Insight Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $34,590)	$37,095
Investment in Security of Affiliated Issuer, at Value (Cost $8,839)	8,839
Total Investments in Securities, at Value (Cost $43,429)	45,934
Foreign Currency, at Value (Cost $41)	41
Receivable for Fund Shares Sold	114
Dividends Receivable	26
Tax Reclaim Receivable	5
Receivable from Affiliate	4
Other Assets	68
Total Assets	46,192
Liabilities:
Collateral on Securities Loaned, at Value	1,160
Payable for Investments Purchased	697
Payable for Advisory Fees	36
Payable for Professional Fees	19
Payable for Fund Shares Redeemed	15
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	5
Payable for Administration Fees	3
Payable for Custodian Fees	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	1
Total Liabilities	1,940
Net Assets	$44,252
Net Assets Consist of:
Paid-in-Capital	$39,789
Accumulated Undistributed Net Investment Income	51
Accumulated Net Realized Gain	1,907
Unrealized Appreciation (Depreciation) on:
Investments	2,505
Foreign Currency Translations	—	@
Net Assets	$44,252

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Insight Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$24,968
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,600,579
Net Asset Value, Offering and Redemption Price Per Share	$15.60
CLASS A:
Net Assets	$13,096
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	843,513
Net Asset Value, Redemption Price Per Share	$15.53
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.86
Maximum Offering Price Per Share	$16.39
CLASS L:
Net Assets	$168
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,065
Net Asset Value, Offering and Redemption Price Per Share	$15.15
CLASS C:
Net Assets	$6,020
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	399,540
Net Asset Value, Offering and Redemption Price Per Share	$15.07
(1) Including: Securities on Loan, at Value:	$1,102

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Insight Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $13 of Foreign Taxes Withheld)	$256
Dividends from Security of Affiliated Issuer (Note G)	15
Income from Securities Loaned — Net	— @
Total Investment Income	271
Expenses:
Advisory Fees (Note B)	137
Professional Fees	44
Shareholder Services Fees — Class A (Note D)	14
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	23
Registration Fees	24
Administration Fees (Note C)	14
Sub Transfer Agency Fees — Class I	4
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	6
Shareholder Reporting Fees	6
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Directors' Fees and Expenses	2
Pricing Fees	1
Other Expenses	6
Total Expenses	290
Waiver of Advisory Fees (Note B)	(59)
Reimbursement of Class Specific Expenses — Class I (Note B)	(5)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	220
Net Investment Income	51
Realized Gain:
Investments Sold	1,749
Foreign Currency Transactions	9
Net Realized Gain	1,758
Change in Unrealized Appreciation (Depreciation):
Investments	742
Foreign Currency Translations	— @
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,500
Net Increase in Net Assets Resulting from Operations	$2,551

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Insight Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$51	$5
Net Realized Gain	1,758	519
Net Change in Unrealized Appreciation (Depreciation)	742	1,941
Net Increase in Net Assets Resulting from Operations	2,551	2,465
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(6)
Net Realized Gain	—	(212)
Class A:
Net Investment Income	—	(— @)
Net Realized Gain	—	(116)
Class L:
Net Investment Income	—	(— @)
Net Realized Gain	—	(3)
Class C:
Net Investment Income	—	(— @)
Net Realized Gain	—	(44)
Total Distributions	—	(381)
Capital Share Transactions:(1)
Class I:
Subscribed	16,620	10,923
Distributions Reinvested	—	217
Redeemed	(6,575)	(995)
Class A:
Subscribed	11,451	6908
Distributions Reinvested	—	116
Redeemed	(6,585)	(528)
Class L:
Exchanged	6	49
Distributions Reinvested	—	2
Redeemed	—	(17)
Class C:
Subscribed	3,228	3,158
Distributions Reinvested	—	44
Redeemed	(878)	(55)
Net Increase in Net Assets Resulting from Capital Share Transactions	17,267	19,822
Total Increase in Net Assets	19,818	21,906
Net Assets:
Beginning of Period	24,434	2,528
End of Period (Including Accumulated Undistributed Net Investment Income of $51 and $—@)	$44,252	$24,434

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,102	821
Shares Issued on Distributions Reinvested	—	15
Shares Redeemed	(442)	(73)
Net Increase in Class I Shares Outstanding	660	763
Class A:
Shares Subscribed	768	509
Shares Issued on Distributions Reinvested	—	8
Shares Redeemed	(436)	(41)
Net Increase in Class A Shares Outstanding	332	476
Class L:
Shares Exchanged	— @@	4
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(1)
Net Increase in Class L Shares Outstanding	— @@	3
Class C:
Shares Subscribed	221	234
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(60)	(4)
Net Increase in Class C Shares Outstanding	161	233

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Insight Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.44		$11.21		$13.65		$15.40		$11.86		$10.06
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.04		0.03		0.10		0.06		0.18		0.17
Net Realized and Unrealized Gain (Loss)	1.12		3.46		(0.82)		0.87		4.52		2.59
Total from Investment Operations	1.16		3.49		(0.72)		0.93		4.70		2.76
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.10)		(0.04)		(0.16)		(0.14)
Net Realized Gain	—		(0.25)		(1.62)		(2.64)		(1.00)		(0.82)
Total Distributions	—		(0.26)		(1.72)		(2.68)		(1.16)		(0.96)
Net Asset Value, End of Period	$15.60		$14.44		$11.21		$13.65		$15.40		$11.86
Total Return (3)	8.03	%(5)	31.14%		(5.58)%		6.66%		40.20%		27.47%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,968		$13,578		$1,981		$1,968		$1,859		$12
Ratio of Expenses to Average Net Assets (7)	1.02	%(4)(6)	1.03	%(4)	1.04	%(4)	1.04	%(4)	1.04	%(4)	1.04	%(4)
Ratio of Net Investment Income to Average Net Assets (7)	0.54	%(4)(6)	0.25	%(4)	0.78	%(4)	0.44	%(4)	1.25	%(4)	1.47	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%(6)	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	91	%(5)	42%		55%		82%		51%		62%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45	%(6)	2.93%		7.50%		7.69%		10.83%		11.61%
Net Investment Income (Loss) to Average Net Assets	0.11	%(6)	(1.65)%		(5.68)%		(6.21)%		(8.54)%		(9.10)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not Annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Insight Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.40		$11.21		$13.66		$15.43		$11.86		$10.06
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02		(0.02)		0.05		0.01		0.07		0.14
Net Realized and Unrealized Gain (Loss)	1.11		3.46		(0.82)		0.87		4.58		2.59
Total from Investment Operations	1.13		3.44		(0.77)		0.88		4.65		2.73
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(3)	(0.06)		(0.01)		(0.08)		(0.11)
Net Realized Gain	—		(0.25)		(1.62)		(2.64)		(1.00)		(0.82)
Total Distributions	—		(0.25)		(1.68)		(2.65)		(1.08)		(0.93)
Net Asset Value, End of Period	$15.53		$14.40		$11.21		$13.66		$15.43		$11.86
Total Return (4)	7.85	%(7)	30.74%		(5.97)%		6.41%		39.73%		27.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,096		$7,365		$399		$230		$209		$1,144
Ratio of Expenses to Average Net Assets (9)	1.34	%(5)(8)	1.38	%(5)	1.39	%(5)	1.39	%(5)	1.30	%(5)(6)	1.29	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	0.26	%(5)(8)	(0.15	)%(5)	0.42	%(5)	0.09	%(5)	0.50	%(5)	1.22	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%(8)	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	91	%(7)	42%		55%		82%		51%		62%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72	%(8)	3.28%		8.32%		8.91%		13.79%		11.86%
Net Investment Loss to Average Net Assets	(0.12	)%(8)	(2.05)%		(6.51)%		(7.43)%		(11.99)%		(9.35)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Insight Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.09		$11.02		$13.50		$15.35		$11.85		$10.06
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.02)		(0.06)		(0.01)		(0.06)		0.08		0.08
Net Realized and Unrealized Gain (Loss)	1.08		3.38		(0.82)		0.86		4.49		2.58
Total from Investment Operations	1.06		3.32		(0.83)		0.80		4.57		2.66
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(3)	(0.03)		(0.01)		(0.07)		(0.05)
Net Realized Gain	—		(0.25)		(1.62)		(2.64)		(1.00)		(0.82)
Total Distributions	—		(0.25)		(1.65)		(2.65)		(1.07)		(0.87)
Net Asset Value, End of Period	$15.15		$14.09		$11.02		$13.50		$15.35		$11.85
Total Return (4)	7.52	%(7)	30.18%		(6.49)%		5.83%		39.13%		26.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$168		$150		$90		$47		$115		$12
Ratio of Expenses to Average Net Assets (9)	1.87	%(5)(8)	1.88	%(5)	1.89	%(5)	1.89	%(5)	1.84	%(5)(6)	1.79	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.33	)%(5)(8)	(0.52	)%(5)	(0.09	)%(5)	(0.41	)%(5)	0.54	%(5)	0.72	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%(8)	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	91	%(7)	42%		55%		82%		51%		62%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.35	%(8)	5.57%		10.04%		10.64%		12.31%		12.36%
Net Investment Loss to Average Net Assets	(1.81	)%(8)	(4.21)%		(8.24)%		(9.16)%		(9.93)%		(9.85)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

(7)  Not Annualized.

(8)  Annualized.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Insight Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$14.03		$11.00		$13.47
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.04)		(0.12)		(0.08)
Net Realized and Unrealized Gain (Loss)	1.08		3.40		(0.74)
Total from Investment Operations	1.04		3.28		(0.82)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(4)	(0.03)
Net Realized Gain	—		(0.25)		(1.62)
Total Distributions	—		(0.25)		(1.65)
Net Asset Value, End of Period	$15.07		$14.03		$11.00
Total Return (5)	7.41	%(7)	29.87%		(6.42	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,020		$3,341		$58
Ratio of Expenses to Average Net Assets (9)	2.11	%(6)(8)	2.13	%(6)	2.14	%(6)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.54	)%(6)(8)	(0.91	)%(6)	(0.91	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%(8)	0.02%		0.01	%(8)
Portfolio Turnover Rate	91	%(7)	42%		55%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.48	%(8)	4.23%		12.97	%(8)
Net Investment Loss to Average Net Assets	(0.91	)%(8)	(3.01)%		(11.74	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Insight Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,044	$—	$—	$3,044
Automobiles	1,838	—	—	1,838
Beverages	12	—	—	12
Biotechnology	1,562	—	—	1,562
Chemicals	3,597	—	—	3,597
Commercial Services & Supplies	973	—	—	973
Diversified Financial Services	2,670	—	—	2,670
Energy Equipment & Services	625	—	—	625
Food Products	533	—	—	533
Health Care Equipment & Supplies	1,196	—	—	1,196
Health Care Technology	28	—	—	28
Hotels, Restaurants & Leisure	706	—	—	706
Insurance	886	—	—	886
Internet Software & Services	2,055	—	—	2,055
Leisure Products	457	—	—	457
Machinery	3,553	—	—	3,553
Media	4,645	—	—	4,645
Metals & Mining	350	—	—	350
Multi-Line Retail	1,166	—	—	1,166
Pharmaceuticals	2,962	—	—	2,962
Specialty Retail	188	—	—	188
Tech Hardware, Storage & Peripherals	783	—	—	783
Trading Companies & Distributors	1,110	—	—	1,110
Transportation Infrastructure	1,881	—	—	1,881
Total Common Stocks	36,820	—	—	36,820
Short-Term Investments
Investment Company	8,839	—	—	8,839
Repurchase Agreements	—	275	—	275
Total Short-Term Investments	8,839	275	—	9,114
Total Assets	$45,659	$275	$—	$45,934

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,102	(a)	$—	$(1,102	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Fund received cash collateral of approximately $1,160,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,160	$—	$—	$—	$1,160
Total Borrowings	$1,160	$—	$—	$—	$1,160
Gross amount of recognized liabilities for securities lending transactions					$1,160

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 2.15% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $59,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $40,829,000 and $26,819,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$3,769	$28,244	$23,174	$15	$8,839

During the six months ended June 30, 2017, the Fund incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$257	$124	$127	$223

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(2)	$2	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$118	$53

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 28.9%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Fund's contractual management fee and total expense ratio were higher than its peer group averages, its actual management fee was lower than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIINSGTSAN
1858557 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Investment Advisory Agreement Approval	23
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,272.90	$1,019.89	$5.58	$4.96	0.99%
International Advantage Portfolio Class A	1,000.00	1,270.70	1,018.25	7.43	6.61	1.32
International Advantage Portfolio Class L	1,000.00	1,266.70	1,015.67	10.34	9.20	1.84
International Advantage Portfolio Class C	1,000.00	1,265.70	1,014.43	11.74	10.44	2.09

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (93.5%)
Australia (5.8%)
Brookfield Infrastructure Partners LP	98,432	$4,027
CSL Ltd.	32,620	3,460
		7,487
Belgium (2.6%)
Anheuser-Busch InBev N.V.	30,579	3,378
Canada (2.1%)
Brookfield Asset Management, Inc., Class A	68,443	2,684
Trisura Group Ltd. (a)(b)	334	5
		2,689
China (15.4%)
Alibaba Group Holding Ltd. ADR (b)	28,697	4,043
Foshan Haitian Flavouring & Food Co., Ltd., Class A	326,773	1,966
Jiangsu Hengrui Medicine Co., Ltd., Class A	258,666	1,930
Suofeiya Home Collection Co., Ltd., Class A	295,424	1,787
TAL Education Group ADR	43,124	5,274
Tencent Holdings Ltd. (c)	140,700	5,032
		20,032
Denmark (4.7%)
DSV A/S	99,961	6,142
France (15.4%)
Christian Dior SE	21,472	6,140
Danone SA	39,411	2,963
Hermes International	16,198	8,004
Pernod Ricard SA	21,762	2,914
		20,021
Hong Kong (1.5%)
AIA Group Ltd.	256,500	1,874
Italy (1.8%)
Moncler SpA	101,768	2,383
Japan (9.7%)
Calbee, Inc.	134,800	5,291
Keyence Corp.	9,700	4,255
Nihon M&A Center, Inc.	84,600	3,092
		12,638
Switzerland (8.7%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	69	4,810
Kuehne & Nagel International AG (Registered)	18,125	3,024
Nestle SA (Registered)	40,234	3,502
		11,336
United Kingdom (16.0%)
Burberry Group PLC	144,203	3,119
Diageo PLC	92,933	2,746
Fevertree Drinks PLC	136,980	3,042
Reckitt Benckiser Group PLC	63,953	6,484
Rightmove PLC	95,893	5,308
		20,699
	Shares	Value (000)
United States (9.8%)
EPAM Systems, Inc. (b)	76,952	$6,471
Priceline Group, Inc. (The) (b)	3,318	6,206
		12,677
Total Common Stocks (Cost $106,710)		121,356
Participation Note (0.2%)
China (0.2%)
Suofeiya Home Collection Co., Ltd., Equity Linked Notes, expires 11/20/20 (b) (Cost $247)	46,200	279
Short-Term Investments (7.0%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	1,231	1
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $1; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $1)	$1	1
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $—@; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $—@)	— @	—	@
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $—@; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $—@)	— @	—	@
		1
Total Securities held as Collateral on Loaned Securities (Cost $2)		2
	Shares
Investment Company (7.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $9,026)	9,025,909	9,026
Total Short-Term Investments (Cost $9,028)		9,028
Total Investments (100.7%) (Cost $115,985) Including $2 of Securities Loaned (d)		130,663
Liabilities in Excess of Other Assets (–0.7%)		(901)
Net Assets (100.0%)		$129,762

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

International Advantage Portfolio

(a)  All or a portion of this security was on loan at June 30, 2017.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $15,171,000 and the aggregate gross unrealized depreciation is approximately $493,000, resulting in net unrealized appreciation of approximately $14,678,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	33.7%
Textiles, Apparel & Luxury Goods	15.0
Food Products	14.2
Internet Software & Services	11.0
Beverages	9.2
Short-Term Investment	6.9
Household Products	5.0
Information Technology Services	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Advantage Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $106,958)	$121,636
Investment in Security of Affiliated Issuer, at Value (Cost $9,027)	9,027
Total Investments in Securities, at Value (Cost $115,985)	130,663
Foreign Currency, at Value (Cost $29)	29
Cash	42
Receivable for Fund Shares Sold	685
Tax Reclaim Receivable	48
Receivable from Affiliate	5
Receivable for Investments Sold	—	@
Other Assets	72
Total Assets	131,544
Liabilities:
Payable for Investments Purchased	1,537
Payable for Advisory Fees	160
Payable for Professional Fees	31
Payable for Fund Shares Redeemed	30
Payable for Shareholder Services Fees — Class A	6
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Administration Fees	8
Payable for Custodian Fees	3
Collateral on Securities Loaned, at Value	2
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	2
Total Liabilities	1,782
Net Assets	$129,762
Net Assets Consist Of:
Paid-in-Capital	$112,277
Accumulated Net Investment Income	197
Accumulated Net Realized Gain	2,608
Unrealized Appreciation (Depreciation) on:
Investments	14,678
Foreign Currency Translations	2
Net Assets	$129,762

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$96,640
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,375,740
Net Asset Value, Offering and Redemption Price Per Share	$15.16
CLASS A:
Net Assets	$29,762
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,975,457
Net Asset Value, Redemption Price Per Share	$15.07
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.84
Maximum Offering Price Per Share	$15.91
CLASS L:
Net Assets	$95
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,384
Net Asset Value, Offering and Redemption Price Per Share	$14.82
CLASS C:
Net Assets	$3,265
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	221,808
Net Asset Value, Offering and Redemption Price Per Share	$14.72
(1) Including: Securities on Loan, at Value:	$2

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Advantage Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $66 of Foreign Taxes Withheld)	$608
Dividends from Security of Affiliated Issuer (Note G)	16
Income from Securities Loaned — Net	3
Total Investment Income	627
Expenses:
Advisory Fees (Note B)	308
Professional Fees	46
Administration Fees (Note C)	31
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	9
Registration Fees	23
Sub Transfer Agency Fees — Class I	13
Sub Transfer Agency Fees — Class A	6
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	16
Shareholder Reporting Fees	7
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Pricing Fees	3
Directors' Fees and Expenses	2
Other Expenses	11
Total Expenses	502
Waiver of Advisory Fees (Note B)	(61)
Reimbursement of Class Specific Expenses — Class I (Note B)	(15)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	419
Net Investment Income	208
Realized Gain (Loss):
Investments Sold	2,518
Foreign Currency Transactions	(2)
Net Realized Gain	2,516
Change in Unrealized Appreciation (Depreciation):
Investments	14,167
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	14,170
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	16,686
Net Increase in Net Assets Resulting from Operations	$16,894

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

International Advantage Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$208	$10
Net Realized Gain	2,516	575
Net Change in Unrealized Appreciation (Depreciation)	14,170	181
Net Increase in Net Assets Resulting from Operations	16,894	766
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(272)
Class A:
Net Realized Gain	—	(182)
Class L:
Net Realized Gain	—	(1)
Class C:
Net Realized Gain	—	(17)
Total Distributions	—	(472)
Capital Share Transactions:(1)
Class I:
Subscribed	61,076	30,034
Distributions Reinvested	—	272
Redeemed	(6,982)	(3,133)
Class A:
Subscribed	18,734	12,448
Distributions Reinvested	—	182
Redeemed	(3,528)	(4,830)
Class L:
Exchanged	—	51
Distributions Reinvested	—	1
Redeemed	—	(193)
Class C:
Subscribed	1,981	975
Distributions Reinvested	—	17
Redeemed	(160)	(159)
Net Increase in Net Assets Resulting from Capital Share Transactions	71,121	35,665
Redemption Fees	2	1
Total Increase in Net Assets	88,017	35,960
Net Assets:
Beginning of Period	41,745	5,785
End of Period (Including Accumulated Net Investment Income and Accumulated Net Investment Loss of $197 and $(11), respectively)	$129,762	$41,745
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,391	2,536
Shares Issued on Distributions Reinvested	—	23
Shares Redeemed	(515)	(259)
Net Increase in Class I Shares Outstanding	3,876	2,300
Class A:
Shares Subscribed	1,326	1,045
Shares Issued on Distributions Reinvested	—	16
Shares Redeemed	(263)	(400)
Net Increase in Class A Shares Outstanding	1,063	661
Class L:
Shares Exchanged	—	4
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(16)
Net Decrease in Class L Shares Outstanding	—	(12)
Class C:
Shares Subscribed	143	83
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(13)	(13)
Net Increase in Class C Shares Outstanding	130	71

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Advantage Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.91		$11.80		$12.36		$12.36		$11.60		$9.65
Income from Investment Operations:
Net Investment Income (2)	0.04		0.02		0.10		0.13		0.13		0.12
Net Realized and Unrealized Gain	3.21		0.29		1.18		0.20		1.32		1.93
Total from Investment Operations	3.25		0.31		1.28		0.33		1.45		2.05
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.10)		(0.07)		(0.12)		(0.10)
Net Realized Gain	—		(0.20)		(1.74)		(0.26)		(0.57)		—
Total Distributions	—		(0.20)		(1.84)		(0.33)		(0.69)		(0.10)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	—		—
Net Asset Value, End of Period	$15.16		$11.91		$11.80		$12.36		$12.36		$11.60
Total Return (4)	27.29	%(8)	2.47%		10.23%		2.58%		12.72%		21.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$96,640		$29,781		$2,361		$3,387		$2,637		$1,421
Ratio of Expenses to Average Net Assets (10)	0.99	%(5)(9)	0.99	%(5)	1.16	%(5)(6)	1.24	%(5)	1.24	%(5)	1.24	%(5)
Ratio of Net Investment Income to Average Net Assets (10)	0.64	%(5)(9)	0.20	%(5)	0.76	%(5)	1.05	%(5)	1.04	%(5)	1.08	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.01%		0.00	%(7)	0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	27	%(8)	23%		96%		30%		49%		40%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.21	%(9)	2.26%		4.82%		5.47%		6.30%		8.89%
Net Investment Income (Loss) to Average Net Assets	0.42	%(9)	(1.07)%		(2.90)%		(3.18)%		(4.02)%		(6.57)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Advantage Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.86		$11.79		$12.37		$12.38		$11.60		$9.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02		(0.00	)(3)	0.01		0.09		0.04		0.09
Net Realized and Unrealized Gain	3.19		0.27		1.23		0.19		1.38		1.94
Total from Investment Operations	3.21		0.27		1.24		0.28		1.42		2.03
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.08)		(0.03)		(0.07)		(0.08)
Net Realized Gain	—		(0.20)		(1.74)		(0.26)		(0.57)		—
Total Distributions	—		(0.20)		(1.82)		(0.29)		(0.64)		(0.08)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	—		—
Net Asset Value, End of Period	$15.07		$11.86		$11.79		$12.37		$12.38		$11.60
Total Return (4)	27.07	%(9)	2.13%		9.92%		2.21%		12.43%		20.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,762		$10,822		$2,966		$889		$248		$116
Ratio of Expenses to Average Net Assets (11)	1.32	%(5)(10)	1.34	%(5)	1.46	%(5)(7)	1.59	%(5)	1.55	%(5)(6)	1.49	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	0.31	%(5)(10)	(0.04	)%(5)	0.09	%(5)	0.70	%(5)	0.29	%(5)	0.83	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.01%		0.00	%(8)	0.01%		0.00	%(8)	0.01%
Portfolio Turnover Rate	27	%(9)	23%		96%		30%		49%		40%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.49	%(10)	2.55%		5.77%		6.03%		6.89%		9.14%
Net Investment Income (Loss) to Average Net Assets	0.14	%(10)	(1.25)%		(4.22)%		(3.74)%		(5.05)%		(6.82)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.60% for Class A shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Advantage Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.70		$11.69		$12.31		$12.36		$11.60		$9.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.02)		(0.06)		(0.04)		0.02		0.02		0.04
Net Realized and Unrealized Gain	3.14		0.27		1.20		0.20		1.34		1.93
Total from Investment Operations	3.12		0.21		1.16		0.22		1.36		1.97
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.01)		(0.03)		(0.02)
Net Realized Gain	—		(0.20)		(1.74)		(0.26)		(0.57)		—
Total Distributions	—		(0.20)		(1.78)		(0.27)		(0.60)		(0.02)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	—		—
Net Asset Value, End of Period	$14.82		$11.70		$11.69		$12.31		$12.36		$11.60
Total Return (4)	26.67	%(9)	1.64%		9.34%		1.69%		11.88%		20.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$95		$75		$211		$148		$123		$116
Ratio of Expenses to Average Net Assets (11)	1.84	%(5)(10)	1.84	%(5)	1.97	%(5)(7)	2.09	%(5)	2.03	%(5)(6)	1.99	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	(0.31	)%(5)(10)	(0.52	)%(5)	(0.31	)%(5)	0.20	%(5)	0.18	%(5)	0.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.01%		0.00	%(8)	0.01%		0.00	%(8)	0.01%
Portfolio Turnover Rate	27	%(9)	23%		96%		30%		49%		40%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.15	%(10)	3.96%		6.87%		7.42%		7.43%		9.64%
Net Investment Loss to Average Net Assets	(2.62	)%(10)	(2.64)%		(5.21)%		(5.13)%		(5.22)%		(7.32)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.10% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$11.63		$11.66		$13.80
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.03)		(0.11)		(0.08)
Net Realized and Unrealized Gain (Loss)	3.12		0.28		(0.26)
Total from Investment Operations	3.09		0.17		(0.34)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.06)
Net Realized Gain	—		(0.20)		(1.74)
Total Distributions	—		(0.20)		(1.80)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$14.72		$11.63		$11.66
Total Return (5)	26.57	%(9)	1.38%		(2.63	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,265		$1,067		$247
Ratio of Expenses to Average Net Assets (11)	2.09	%(6)(10)	2.09	%(6)	2.11	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets (11)	(0.48	)%(6)(10)	(0.91	)%(6)	(0.94	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.01%		0.00	%(8)
Portfolio Turnover Rate	27	%(9)	23%		96%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.35	%(10)	3.60%		9.11	%(10)
Net Investment Loss to Average Net Assets	(0.74	)%(10)	(2.42)%		(7.94	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$12,080	$—	$—	$12,080
Biotechnology	3,460	—	—	3,460
Capital Markets	2,684	—	—	2,684
Diversified Consumer Services	5,274	—	—	5,274
Electric Utilities	4,027	—	—	4,027
Electronic Equipment, Instruments & Components	4,255	—	—	4,255
Food Products	18,532	—	—	18,532
Household Durables	1,787	—	—	1,787
Household Products	6,484	—	—	6,484
Information Technology Services	6,471	—	—	6,471
Insurance	1,879	—	—	1,879
Internet & Direct Marketing Retail	6,206	—	—	6,206
Internet Software & Services	14,383	—	—	14,383
Marine	3,024	—	—	3,024
Pharmaceuticals	1,930	—	—	1,930
Professional Services	3,092	—	—	3,092
Road & Rail	6,142	—	—	6,142
Textiles, Apparel & Luxury Goods	19,646	—	—	19,646
Total Common Stocks	121,356	—	—	121,356
Participation Note	—	279	—	279
Short-Term Investments
Investment Company	9,027	—	—	9,027
Repurchase Agreements	—	1	—	1
Total Short-Term Investments	9,027	1	—	9,028
Total Assets	$130,383	$280	$—	$130,663

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of June 30, 2017, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(13	)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$2	(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	2,187,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2	(c)	$—	$(2	)(d)(e)	$0

(c) Represents market value of loaned securities at period end.

(d) The Fund received cash collateral of approximately $2,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(e) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2	$—	$—	$—	$2
Total Borrowings	$2	$—	$—	$—	$2
Gross amount of recognized liabilities for securities lending transactions					$2

7.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 2.10% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $61,000 of advisory fees were waived and approximately $17,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $85,709,000 and $20,030,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$1,586	$64,212	$56,771	$16	$9,027

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$326	$146	$229	$545

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(21)	$21	$—

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$14	$135

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$10	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 55.2%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as ''personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ''cookies.'' Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIASAN
1859479 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	26
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Equity Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,166.70	$1,020.08	$5.10	$4.76	0.95%
International Equity Portfolio Class A	1,000.00	1,164.60	1,018.35	6.98	6.51	1.30
International Equity Portfolio Class L	1,000.00	1,161.50	1,015.87	9.65	9.00	1.80
International Equity Portfolio Class C	1,000.00	1,160.00	1,014.63	10.98	10.24	2.05
International Equity Portfolio Class IS	1,000.00	1,166.70	1,020.33	4.84	4.51	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
Canada (2.6%)
Barrick Gold Corp.	5,599,896	$89,085
Turquoise Hill Resources Ltd. (a)	7,212,767	19,189
		108,274
China (3.1%)
China Petroleum & Chemical Corp. H Shares (b)	35,344,000	27,569
Tencent Holdings Ltd. (b)	2,942,900	105,240
		132,809
France (14.3%)
AXA SA	1,681,596	45,999
L'Oreal SA	826,652	172,215
Pernod Ricard SA (c)	1,093,389	146,423
Publicis Groupe SA	524,927	39,156
Safran SA	536,868	49,202
Sanofi	1,164,258	111,381
Total SA	841,082	41,581
		605,957
Germany (7.5%)
Bayer AG (Registered)	987,508	127,676
Continental AG	189,449	40,885
HeidelbergCement AG	242,026	23,400
SAP SE	1,209,249	126,305
		318,266
Hong Kong (1.7%)
AIA Group Ltd.	9,645,200	70,479
Ireland (1.2%)
Bank of Ireland (a)	87,285,404	22,929
CRH PLC	850,569	30,092
		53,021
Japan (16.2%)
FANUC Corp.	404,300	77,840
Hitachi Ltd.	6,559,000	40,202
Japan Tobacco, Inc.	285,100	10,005
Keyence Corp.	128,300	56,282
Komatsu Ltd.	1,800,500	45,695
Mitsubishi Estate Co., Ltd.	1,195,500	22,252
Mizuho Financial Group, Inc.	17,936,700	32,756
NGK Spark Plug Co., Ltd.	1,994,700	42,368
Nitto Denko Corp.	673,800	55,354
Shiseido Co., Ltd.	3,135,200	111,331
Sompo Holdings, Inc.	693,800	26,765
Sumitomo Mitsui Financial Group, Inc.	2,058,551	80,146
Sumitomo Mitsui Trust Holdings, Inc.	128,499	4,592
Toyota Motor Corp.	900,300	47,170
USS Co., Ltd.	1,482,100	29,425
		682,183
Korea, Republic of (1.9%)
LG Household & Health Care Ltd.	52,475	45,589
NCSoft Corp.	100,734	33,412
		79,001
	Shares	Value (000)
Netherlands (8.6%)
Heineken N.V.	934,793	$90,891
RELX N.V.	3,566,788	73,329
Unilever N.V. CVA	3,617,970	199,671
		363,891
Portugal (0.6%)
Galp Energia SGPS SA	1,599,256	24,211
Sweden (1.2%)
Nordea Bank AB	3,862,485	49,148
Switzerland (10.7%)
Nestle SA (Registered)	1,267,767	110,330
Novartis AG (Registered)	1,981,846	164,930
Roche Holding AG (Genusschein)	474,758	120,905
Swisscom AG (Registered)	56,003	27,023
Zurich Insurance Group AG	92,223	26,843
		450,031
United Kingdom (28.5%)
Admiral Group PLC	880,037	22,959
Aviva PLC	7,495,339	51,350
British American Tobacco PLC	2,885,837	196,728
BT Group PLC	18,426,413	70,738
Bunzl PLC	2,472,616	73,684
Experian PLC	2,840,288	58,265
GlaxoSmithKline PLC	7,631,464	162,562
Imperial Brands PLC	739,683	33,223
Man Group PLC	16,517,990	33,303
Meggitt PLC	6,099,383	37,886
Prudential PLC	4,616,486	105,884
Reckitt Benckiser Group PLC	2,003,391	203,109
RELX PLC	3,237,139	69,989
Travis Perkins PLC	786,765	14,910
Wolseley PLC	1,085,657	66,642
		1,201,232
Total Common Stocks (Cost $3,051,128)		4,138,503
Short-Term Investments (1.7%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	860,887	861
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $104; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $106)	$104	104
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $96; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $97)	96	96

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $68; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $70)	$68	$68
		268
Total Securities held as Collateral on Loaned Securities (Cost $1,129)		1,129
	Shares
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $71,594)	71,594,290	71,594
Total Short-Term Investments (Cost $72,723)		72,723
Total Investments (99.8%) (Cost $3,123,851) Including $146,812 of Securities Loaned (d)(e)		4,211,226
Other Assets in Excess of Liabilities (0.2%)		7,740
Net Assets (100.0%)		$4,218,966

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at June 30, 2017.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(e)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,156,601,000 and the aggregate gross unrealized depreciation is approximately $69,226,000, resulting in net unrealized appreciation of approximately $1,087,375,000.

CVA  Certificaten Van Aandelen.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at June 30, 2017:

Counterparty	Contract to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
Commonwealth Bank of Australia	JPY	26,163,000	$235,561	7/31/17	$2,696

JPY  —  Japanese Yen

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	51.5%
Pharmaceuticals	16.3
Personal Products	12.6
Insurance	8.3
Tobacco	5.7
Beverages	5.6
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized appreciation of approximately $2,696,000.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Equity Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $3,051,396)	$4,138,771
Investment in Security of Affiliated Issuer, at Value (Cost $72,455)	72,455
Total Investments in Securities, at Value (Cost $3,123,851)	4,211,226
Foreign Currency, at Value (Cost $4,210)	4,223
Tax Reclaim Receivable	7,904
Dividends Receivable	5,033
Receivable for Investments Sold	3,023
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	2,696
Receivable for Fund Shares Sold	1,264
Receivable from Affiliate	42
Other Assets	355
Total Assets	4,235,766
Liabilities:
Payable for Advisory Fees	8,214
Payable for Investments Purchased	3,030
Payable for Fund Shares Redeemed	2,820
Collateral on Securities Loaned, at Value	1,129
Payable for Sub Transfer Agency Fees — Class I	199
Payable for Sub Transfer Agency Fees — Class A	210
Payable for Sub Transfer Agency Fees — Class L	7
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	281
Payable for Shareholder Services Fees — Class A	263
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Directors' Fees and Expenses	256
Payable for Custodian Fees	195
Payable for Professional Fees	41
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	143
Total Liabilities	16,800
Net Assets	$4,218,966
Net Assets Consist Of:
Paid-in-Capital	$3,221,277
Accumulated Undistributed Net Investment Income	74,589
Accumulated Net Realized Loss	(167,268)
Unrealized Appreciation (Depreciation) on:
Investments	1,087,375
Foreign Currency Forward Exchange Contracts	2,696
Foreign Currency Translations	297
Net Assets	$4,218,966

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$1,785,667
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	104,534,598
Net Asset Value, Offering and Redemption Price Per Share	$17.08
CLASS A:
Net Assets	$1,254,278
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	74,469,163
Net Asset Value, Redemption Price Per Share	$16.84
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.77
CLASS L:
Net Assets	$7,157
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	426,995
Net Asset Value, Offering and Redemption Price Per Share	$16.76
CLASS C:
Net Assets	$547
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	32,960
Net Asset Value, Offering and Redemption Price Per Share	$16.60
CLASS IS:
Net Assets	$1,171,317
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	68,564,631
Net Asset Value, Offering and Redemption Price Per Share	$17.08
(1) Including: Securities on Loan, at Value:	$146,812

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Equity Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6,755 of Foreign Taxes Withheld)	$66,000
Income from Securities Loaned — Net	465
Dividends from Security of Affiliated Issuer (Note G)	174
Total Investment Income	66,639
Expenses:
Advisory Fees (Note B)	16,366
Administration Fees (Note C)	1,637
Sub Transfer Agency Fees — Class I	693
Sub Transfer Agency Fees — Class A	890
Sub Transfer Agency Fees — Class L	8
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	1,508
Distribution and Shareholder Services Fees — Class L (Note D)	27
Distribution and Shareholder Services Fees — Class C (Note D)	2
Custodian Fees (Note F)	298
Shareholder Reporting Fees	61
Registration Fees	54
Professional Fees	50
Directors' Fees and Expenses	48
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	9
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	4
Other Expenses	35
Total Expenses	21,708
Reimbursement of Class Specific Expenses — Class I (Note B)	(326)
Reimbursement of Class Specific Expenses — Class A (Note B)	(36)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(56)
Net Expenses	21,285
Net Investment Income	45,354
Realized Gain (Loss):
Investments Sold	72,575
Foreign Currency Forward Exchange Contracts	(10,975)
Foreign Currency Transactions	439
Net Realized Gain	62,039
Change in Unrealized Appreciation (Depreciation):
Investments	519,685
Foreign Currency Forward Exchange Contracts	5,002
Foreign Currency Translations	702
Net Change in Unrealized Appreciation (Depreciation)	525,389
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	587,428
Net Increase in Net Assets Resulting from Operations	$632,782

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

International Equity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$45,354	$75,131
Net Realized Gain (Loss)	62,039	(120,744)
Net Change in Unrealized Appreciation (Depreciation)	525,389	(46,498)
Net Increase (Decrease) in Net Assets Resulting from Operations	632,782	(92,111)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(18,324)
Class A:
Net Investment Income	—	(8,374)
Class L:
Net Investment Income	—	(11)
Class C:
Net Investment Income	—	(1)
Class IS:
Net Investment Income	—	(11,726)
Total Distributions	—	(38,436)
Capital Share Transactions:(1)
Class I:
Subscribed	88,140	292,344
Distributions Reinvested	—	17,125
Redeemed	(295,932)	(590,802)
Class A:
Subscribed	37,492	325,847
Distributions Reinvested	—	8,356
Redeemed	(144,927)	(489,120)
Class L:
Exchanged	94	243
Distributions Reinvested	—	10
Redeemed	(1,041)	(2,032)
Class C:
Subscribed	124	508
Distributions Reinvested	—	1
Redeemed	(119)	(403)
Class IS:
Subscribed	54,147	345,619
Distributions Reinvested	—	11,091
Redeemed	(113,987)	(151,013)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(376,009)	(232,226)
Redemption Fees	10	16
Total Increase (Decrease) in Net Assets	256,783	(362,757)
Net Assets:
Beginning of Period	3,962,183	4,324,940
End of Period (Including Accumulated Undistributed Net Investment Income of $74,589 and $29,235)	$4,218,966	$3,962,183

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,585	19,900
Shares Issued on Distributions Reinvested	—	1,182
Shares Redeemed	(18,506)	(40,979)
Net Decrease in Class I Shares Outstanding	(12,921)	(19,897)
Class A:
Shares Subscribed	2,356	23,324
Shares Issued on Distributions Reinvested	—	584
Shares Redeemed	(9,266)	(34,381)
Net Decrease in Class A Shares Outstanding	(6,910)	(10,473)
Class L:
Shares Exchanged	6	17
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(65)	(141)
Net Decrease in Class L Shares Outstanding	(59)	(123)
Class C:
Shares Subscribed	8	36
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(8)	(28)
Net Increase (Decrease) in Class C Shares Outstanding	(— @@)	8
Class IS:
Shares Subscribed	3,333	24,017
Shares Issued on Distributions Reinvested	—	765
Shares Redeemed	(7,052)	(10,253)
Net Increase (Decrease) in Class IS Shares Outstanding	(3,719)	14,529

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Equity Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.64		$15.10		$15.47		$16.98		$14.35		$12.25
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.18		0.27		0.30		0.39		0.32		0.31
Net Realized and Unrealized Gain (Loss)	2.26		(0.57)		(0.23)		(1.42)		2.59		2.09
Total from Investment Operations	2.44		(0.30)		0.07		(1.03)		2.91		2.40
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)		(0.44)		(0.48)		(0.28)		(0.30)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.08		$14.64		$15.10		$15.47		$16.98		$14.35
Total Return (4)	16.67	%(7)	(2.00)%		0.36%		(6.08)%		20.39%		19.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,785,667		$1,719,699		$2,073,782		$2,620,040		$3,694,164		$3,631,307
Ratio of Expenses to Average Net Assets (9)	0.95	%(5)(8)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.94	%(5)	0.95	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	N/A
Ratio of Net Investment Income to Average Net Assets (9)	2.31	%(5)(8)	1.86	%(5)	1.85	%(5)	2.33	%(5)	2.04	%(5)	2.31	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	11	%(7)	33%		29%		29%		29%		23%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99	%(8)	0.98%		1.01%		1.04%		0.99%		0.97%
Net Investment Income to Average Net Assets	2.27	%(8)	1.83%		1.79%		2.24%		1.99%		2.29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Equity Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.46		$14.91		$15.28		$16.78		$14.18		$12.11
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.15		0.23		0.24		0.31		0.25		0.27
Net Realized and Unrealized Gain (Loss)	2.23		(0.58)		(0.23)		(1.38)		2.59		2.07
Total from Investment Operations	2.38		(0.35)		0.01		(1.07)		2.84		2.34
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.38)		(0.43)		(0.24)		(0.27)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.84		$14.46		$14.91		$15.28		$16.78		$14.18
Total Return (4)	16.46	%(8)	(2.33)%		(0.02)%		(6.43)%		20.13%		19.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,254,278		$1,176,835		$1,369,566		$1,576,475		$1,508,564		$1,012,956
Ratio of Expenses to Average Net Assets (10)	1.30	%(5)(9)	1.29	%(5)	1.30	%(5)	1.30	%(5)	1.22	%(5)(6)	1.20	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.29	%(5)	1.30	%(5)	1.30	%(5)	1.22	%(5)(6)	N/A
Ratio of Net Investment Income to Average Net Assets (10)	1.95	%(5)(9)	1.60	%(5)	1.48	%(5)	1.89	%(5)	1.60	%(5)	2.06	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	11	%(8)	33%		29%		29%		29%		23%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31	%(9)	1.30%		1.32%		1.34%		1.25%		1.22%
Net Investment Income to Average Net Assets	1.94	%(9)	1.59%		1.46%		1.85%		1.57%		2.04%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Equity Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from June 14, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$14.43		$14.87		$15.23		$16.71		$14.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.11		0.16		0.15		0.24		0.19		(0.07)
Net Realized and Unrealized Gain (Loss)	2.22		(0.58)		(0.21)		(1.39)		2.55		2.11
Total from Investment Operations	2.33		(0.42)		(0.06)		(1.15)		2.74		2.04
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.30)		(0.33)		(0.15)		(0.28)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$16.76		$14.43		$14.87		$15.23		$16.71		$14.12
Total Return (5)	16.15	%(9)	(2.82)%		(0.47)%		(6.91)%		19.49%		16.53	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,157		$7,008		$9,053		$9,763		$12,072		$11,982
Ratio of Expenses to Average Net Assets (11)	1.80	%(6)(10)	1.80	%(6)	1.80	%(6)	1.80	%(6)	1.72	%(6)(7)	1.70	%(6)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.80	%(6)	1.80	%(6)	1.80	%(6)	1.73	%(6)(7)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.47	%(6)(10)	1.09	%(6)	0.97	%(6)	1.48	%(6)	1.24	%(6)	(0.91	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	11	%(9)	33%		29%		29%		29%		23	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92	%(10)	1.93%		1.89%		1.89%		1.78%		1.70	%(10)
Net Investment Income (Loss) to Average Net Assets	1.35	%(10)	0.96%		0.88%		1.38%		1.18%		(0.91	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Equity Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$14.31		$14.77		$16.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.08		0.14		(0.03)
Net Realized and Unrealized Gain (Loss)	2.21		(0.58)		(1.53)
Total from Investment Operations	2.29		(0.44)		(1.56)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$16.60		$14.31		$14.77
Total Return (5)	16.00	%(8)	(3.01)%		(9.41	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$547		$476		$372
Ratio of Expenses to Average Net Assets (10)	2.05	%(6)(9)	2.05	%(6)	2.05	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.05	%(6)	2.05	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.98	%(6)(9)	0.95	%(6)	(0.27	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	11	%(8)	33%		29%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.48	%(9)	2.40%		2.75	%(9)
Net Investment Income (Loss) to Average Net Assets	0.55	%(9)	0.60%		(0.97	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Equity Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$14.64		$15.10		$15.47		$16.98		$16.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.19		0.29		0.30		0.40		(0.01)
Net Realized and Unrealized Gain (Loss)	2.25		(0.59)		(0.23)		(1.43)		1.19
Total from Investment Operations	2.44		(0.30)		0.07		(1.03)		1.18
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)		(0.44)		(0.48)		(0.28)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$17.08		$14.64		$15.10		$15.47		$16.98
Total Return (5)	16.67	%(9)	(1.95)%		0.40%		(6.07)%		7.42	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,171,317		$1,058,165		$872,167		$715,262		$285,253
Ratio of Expenses to Average Net Assets (11)	0.90	%(6)(10)	0.91	%(6)	0.91	%(6)	0.91	%(6)	0.91	%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.91	%(6)	0.91	%(6)	0.91	%(6)	0.91	%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	2.35	%(6)(10)	1.96	%(6)	1.84	%(6)	2.36	%(6)	(0.29	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	11	%(9)	33%		29%		29%		29%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.91%		0.91%		0.91%		0.91	%(10)
Net Investment Income (Loss) to Average Net Assets	N/A		1.96%		1.84%		2.36%		(0.29	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$87,088	$—	$—	$87,088
Auto Components	83,253	—	—	83,253
Automobiles	47,170	—	—	47,170
Banks	189,571	—	—	189,571
Beverages	237,314	—	—	237,314
Capital Markets	33,303	—	—	33,303
Chemicals	55,354	—	—	55,354
Construction Materials	53,492	—	—	53,492
Diversified Telecommunication Services	97,761	—	—	97,761
Electronic Equipment, Instruments & Components	96,484	—	—	96,484
Food Products	110,330	—	—	110,330
Household Products	203,109	—	—	203,109
Insurance	350,279	—	—	350,279
Internet Software & Services	105,240	—	—	105,240
Machinery	123,535	—	—	123,535
Media	39,156	—	—	39,156
Metals & Mining	108,274	—	—	108,274
Oil, Gas & Consumable Fuels	93,361	—	—	93,361
Personal Products	528,806	—	—	528,806
Pharmaceuticals	687,454	—	—	687,454
Professional Services	201,583	—	—	201,583
Real Estate Management & Development	22,252	—	—	22,252
Software	159,717	—	—	159,717
Specialty Retail	29,425	—	—	29,425
Tobacco	239,956	—	—	239,956
Trading Companies & Distributors	155,236	—	—	155,236
Total Common Stocks	4,138,503	—	—	4,138,503
Short-Term Investments
Investment Company	72,455	—	—	72,455
Repurchase Agreements	—	268	—	268
Total Short-Term Investments	72,455	268	—	72,723
Foreign Currency Forward Exchange Contract	—	2,696	—	2,696
Total Assets	$4,210,958	$2,964	$—	$4,213,922

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$2,696

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(10,975)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$5,002

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$2,696	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Commonwealth Bank of Australia	$2,696	$—	$—	$2,696

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$211,925,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"),

the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$146,812	(b)	$—	$(146,812	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Fund received cash collateral of approximately $1,129,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $153,508,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,129	$—	$—	$—	$1,129
Total Borrowings	$1,129	$—	$—	$—	$1,129
Gross amount of recognized liabilities for securities lending transactions					$1,129

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the six months ended June 30, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $367,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $445,939,000 and $780,440,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $56,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$77,597	$508,143	$513,285	$174	$72,455

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$38,436	$—	$121,703	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(16,774)	$26,775	$(10,001)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$27,240	$—

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term of approximately $11,439,000 and long-term capital losses of approximately $177,592,000 that do not have an expiration date.

In addition, at December 31, 2016, the Fund had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$8,116	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Value Equity Fund that may be subject to limitation under IRC section 382 in future years, reducing the total carryforwad available.

During the year ended December 31, 2016, capital loss carryforwards of approximately $10,001,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 41.9%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's contractual management fee and total expense ratio were higher than but close to its peer group averages, its actual management fee was lower than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIESAN
1858573 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	25
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,300.70	$1,019.89	$5.65	$4.96	0.99%
International Opportunity Portfolio Class A	1,000.00	1,298.90	1,018.70	7.01	6.16	1.23
International Opportunity Portfolio Class L	1,000.00	1,295.10	1,015.67	10.47	9.20	1.84
International Opportunity Portfolio Class C	1,000.00	1,293.30	1,014.88	11.37	9.99	2.00
International Opportunity Portfolio Class IS	1,000.00	1,300.50	1,020.18	5.30	4.66	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (93.0%)
Argentina (1.9%)
Globant SA (a)	98,452	$4,277
Belgium (1.7%)
Anheuser-Busch InBev N.V.	35,314	3,901
Canada (1.3%)
Brookfield Asset Management, Inc., Class A	75,912	2,977
Trisura Group Ltd. (a)(b)	371	6
		2,983
China (26.9%)
Alibaba Group Holding Ltd. ADR (a)	51,265	7,223
China Lodging Group Ltd. ADR (a)	73,726	5,948
China Resources Beer Holdings Co., Ltd. (c)	1,786,666	4,508
Foshan Haitian Flavouring & Food Co., Ltd., Class A	751,390	4,520
Jiangsu Hengrui Medicine Co., Ltd., Class A	711,717	5,311
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	196,909	2,522
Suofeiya Home Collection Co., Ltd., Class A	966,606	5,846
TAL Education Group ADR	129,975	15,897
Tencent Holdings Ltd. (c)	292,000	10,442
		62,217
Denmark (4.5%)
DSV A/S	169,782	10,431
France (7.5%)
Christian Dior SE	26,456	7,565
Hermes International	19,763	9,766
		17,331
Germany (1.6%)
Adidas AG	19,381	3,713
India (3.4%)
HDFC Bank Ltd.	302,480	7,794
Italy (1.9%)
Moncler SpA	187,013	4,379
Japan (7.0%)
Calbee, Inc.	180,700	7,093
Keyence Corp.	10,300	4,519
Nihon M&A Center, Inc.	125,100	4,571
		16,183
Korea, Republic of (0.9%)
Loen Entertainment, Inc.	28,573	2,183
South Africa (2.0%)
Naspers Ltd., Class N	23,618	4,594
Sweden (3.6%)
RaySearch Laboratories AB (a)	166,163	4,645
Vitrolife AB	60,084	3,772
		8,417
	Shares		Value (000)
Switzerland (3.3%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	64		$4,462
Nestle SA (Registered)	35,496		3,089
			7,551
United Kingdom (13.4%)
Burberry Group PLC	257,054		5,561
Fevertree Drinks PLC	386,409		8,581
Just Eat PLC (a)	551,432		4,704
Reckitt Benckiser Group PLC	73,261		7,427
Rightmove PLC	82,900		4,589
			30,862
United States (12.1%)
EPAM Systems, Inc. (a)	158,155		13,299
Luxoft Holding, Inc. (a)	78,305		4,765
Priceline Group, Inc. (The) (a)	5,317		9,946
			28,010
Total Common Stocks (Cost $186,584)			214,826
Participation Notes (1.6%)
China (1.6%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/10/18 (a)	151,200		1,936
Suofeiya Home Collection Co., Ltd., Equity Linked Notes, expires 11/20/20 (a)	296,200		1,792
Total Participation Notes (Cost $3,141)			3,728
Short-Term Investments (6.6%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	4,757		5
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $1; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $1)	$1		1
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $—@; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $1)	—	@	—	@
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $—@; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $—@)	—	@	—	@
			1
Total Securities held as Collateral on Loaned Securities (Cost $6)			6

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

International Opportunity Portfolio

	Shares	Value (000)
Investment Company (6.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $15,301)	15,300,885	$15,301
Total Short-Term Investments (Cost $15,307)		15,307
Total Investments (101.2%) (Cost $205,032) Including $6 of Securities Loaned (d)		233,861
Liabilities in Excess of Other Assets (–1.2%)		(2,751)
Net Assets (100.0%)		$231,110

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2017.

(c)  Security trades on the Hong Kong exchange.

(d)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $29,470,000 and the aggregate gross unrealized depreciation is approximately $641,000, resulting in net unrealized appreciation of approximately $28,829,000.

@  Amount is less than $500.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	36.8%
Textiles, Apparel & Luxury Goods	13.3
Internet Software & Services	11.5
Beverages	9.2
Food Products	8.2
Information Technology Services	7.7
Diversified Consumer Services	6.8
Short-Term Investment	6.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Opportunity Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $189,726)	$218,555
Investment in Security of Affiliated Issuer, at Value (Cost $15,306)	15,306
Total Investments in Securities, at Value (Cost $205,032)	233,861
Foreign Currency, at Value (Cost $70)	70
Cash	1
Receivable for Fund Shares Sold	1,444
Dividends Receivable	51
Tax Reclaim Receivable	44
Receivable from Affiliate	9
Receivable for Investments Sold	1
Other Assets	103
Total Assets	235,584
Liabilities:
Payable for Investments Purchased	3,441
Payable for Fund Shares Redeemed	553
Payable for Advisory Fees	291
Deferred Capital Gain Country Tax	102
Payable for Professional Fees	30
Payable for Shareholder Services Fees — Class A	14
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	8
Payable for Administration Fees	14
Collateral on Securities Loaned, at Value	6
Payable for Custodian Fees	5
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	4
Total Liabilities	4,474
Net Assets	$231,110
Net Assets Consist Of:
Paid-in-Capital	$199,154
Accumulated Undistributed Net Investment Income	42
Accumulated Net Realized Gain	3,185
Unrealized Appreciation (Depreciation) on:
Investments (Net of $102 of Deferred Capital Gain Country Tax)	28,727
Foreign Currency Translations	2
Net Assets	$231,110
The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$144,368
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,434,376
Net Asset Value, Offering and Redemption Price Per Share	$19.42
CLASS A:
Net Assets	$72,790
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,788,675
Net Asset Value, Redemption Price Per Share	$19.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.06
Maximum Offering Price Per Share	$20.27
CLASS L:
Net Assets	$312
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,644
Net Asset Value, Offering and Redemption Price Per Share	$18.74
CLASS C:
Net Assets	$10,568
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	567,865
Net Asset Value, Offering and Redemption Price Per Share	$18.61
CLASS IS:
Net Assets	$3,072
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	158,119
Net Asset Value, Offering and Redemption Price Per Share	$19.43
(1) Including: Securities on Loan, at Value:	$6

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Opportunity Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $65 of Foreign Taxes Withheld)	$727
Dividends from Security of Affiliated Issuer (Note G)	27
Income from Securities Loaned — Net	5
Total Investment Income	759
Expenses:
Advisory Fees (Note B)	501
Shareholder Services Fees — Class A (Note D)	38
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	24
Administration Fees (Note C)	50
Professional Fees	49
Sub Transfer Agency Fees — Class I	25
Sub Transfer Agency Fees — Class A	7
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Registration Fees	24
Custodian Fees (Note F)	16
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Reporting Fees	8
Directors' Fees and Expenses	3
Pricing Fees	3
Other Expenses	13
Total Expenses	774
Waiver of Advisory Fees (Note B)	(76)
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Reimbursement of Class Specific Expenses — Class I (Note B)	(6)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	682
Net Investment Income	77
Realized Gain (Loss):
Investments Sold	2,985
Foreign Currency Transactions	(55)
Net Realized Gain	2,930
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $102)	26,101
Foreign Currency Translations	4
Net Change in Unrealized Appreciation (Depreciation)	26,105
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	29,035
Net Increase in Net Assets Resulting from Operations	$29,112

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

International Opportunity Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$77	$(222)
Net Realized Gain	2,930	952
Net Change in Unrealized Appreciation (Depreciation)	26,105	(174)
Net Increase in Net Assets Resulting from Operations	29,112	556
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(10)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(10)
Capital Share Transactions:(1)
Class I:
Subscribed	71,497	38,010
Distributions Reinvested	—	10
Redeemed	(10,747)	(28,192)
Class A:
Subscribed	58,490	11,094
Redeemed	(3,813)	(8,975)
Class L:
Exchanged	42	146
Redeemed	(14)	(190)
Class C:
Subscribed	7,965	722
Redeemed	(297)	(604)
Class IS:
Subscribed	1,754	1,008
Redeemed	(167)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	124,710	13,029
Redemption Fees	8	3
Total Increase in Net Assets	153,830	13,578
Net Assets:
Beginning of Period	77,280	63,702
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $42 and $(35), respectively)	$231,110	$77,280

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,877	2,611
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(623)	(1,900)
Net Increase in Class I Shares Outstanding	3,254	712
Class A:
Shares Subscribed	3,215	764
Shares Redeemed	(219)	(609)
Net Increase in Class A Shares Outstanding	2,996	155
Class L:
Shares Exchanged	2	10
Shares Redeemed	(1)	(13)
Net Increase (Decrease) in Class L Shares Outstanding	1	(3)
Class C:
Shares Subscribed	456	50
Shares Redeemed	(18)	(42)
Net Increase in Class C Shares Outstanding	438	8
Class IS:
Shares Subscribed	98	68
Shares Redeemed	(9)	—
Net Increase in Class IS Shares Outstanding	89	68

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Opportunity Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.93		$15.03		$13.92		$13.77		$11.19		$10.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02		(0.03)		(0.00	)(3)	0.08		0.10		0.08
Net Realized and Unrealized Gain (Loss)	4.47		(0.07)		1.58		0.36		2.85		0.92
Total from Investment Operations	4.49		(0.10)		1.58		0.44		2.95		1.00
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(3)	(0.03)		(0.01)		(0.09)		(0.07)
Net Realized Gain	—		—		(0.44)		(0.28)		(0.28)		—
Total Distributions	—		(0.00	)(3)	(0.47)		(0.29)		(0.37)		(0.07)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$19.42		$14.93		$15.03		$13.92		$13.77		$11.19
Total Return (4)	30.07	%(8)	(0.65)%		11.40%		3.14%		26.47%		9.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$144,368		$62,440		$52,128		$10,943		$7,647		$5,259
Ratio of Expenses to Average Net Assets (10)	0.99	%(5)(9)	1.00	%(5)	1.01	%(5)(6)	1.09	%(5)	1.13	%(5)	1.14	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.18	%(5)(9)	(0.22	)%(5)	(0.01	)%(5)	0.57	%(5)	0.82	%(5)	0.70	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(9)	0.00	%(7)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	24	%(8)	42%		51%		33%		40%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.13	%(9)	1.34%		1.95%		3.25%		3.84%		3.87%
Net Investment Income (Loss) to Average Net Assets	0.04	%(9)	(0.56)%		(0.95)%		(1.59)%		(1.89)%		(2.03)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Opportunity Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.79		$14.93		$13.87		$13.78		$11.19		$10.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.01		(0.08)		(0.06)		0.01		0.02		0.05
Net Realized and Unrealized Gain (Loss)	4.41		(0.06)		1.57		0.37		2.89		0.92
Total from Investment Operations	4.42		(0.14)		1.51		0.38		2.91		0.97
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.01)		(0.04)		(0.04)
Net Realized Gain	—		—		(0.44)		(0.28)		(0.28)		—
Total Distributions	—		—		(0.45)		(0.29)		(0.32)		(0.04)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$19.21		$14.79		$14.93		$13.87		$13.78		$11.19
Total Return (4)	29.89	%(9)	(1.00)%		10.99%		2.71%		26.12%		9.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$72,790		$11,727		$9,520		$992		$275		$112
Ratio of Expenses to Average Net Assets (11)	1.23	%(5)(10)	1.35	%(5)	1.34	%(5)(7)	1.49	%(5)	1.44	%(5)(6)	1.39	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	0.07	%(5)(10)	(0.55	)%(5)	(0.39	)%(5)	0.04	%(5)	0.13	%(5)	0.45	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.00	%(8)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	24	%(9)	42%		51%		33%		40%		33%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%(10)	1.66%		2.28%		3.81%		4.49%		4.12%
Net Investment Loss to Average Net Assets	(0.07	)%(10)	(0.86)%		(1.33)%		(2.28)%		(2.92)%		(2.28)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.50% for Class A shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Opportunity Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.47		$14.69		$13.71		$13.68		$11.13		$10.22
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.06)		(0.14)		(0.12)		(0.05)		(0.00	)(3)	(0.01)
Net Realized and Unrealized Gain (Loss)	4.33		(0.08)		1.54		0.36		2.83		0.92
Total from Investment Operations	4.27		(0.22)		1.42		0.31		2.83		0.91
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.44)		(0.28)		(0.28)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$18.74		$14.47		$14.69		$13.71		$13.68		$11.13
Total Return (4)	29.51	%(9)	(1.50)%		10.38%		2.24%		25.49%		8.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$312		$221		$266		$193		$137		$112
Ratio of Expenses to Average Net Assets (11)	1.84	%(5)(10)	1.85	%(5)	1.91	%(5)(7)	1.99	%(5)	1.92	%(5)(6)	1.89	%(5)
Ratio of Net Investment Loss to Average Net Assets (11)	(0.74	)%(5)(10)	(1.00	)%(5)	(0.80	)%(5)	(0.38	)%(5)	(0.00	)%(5)(8)	(0.05	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.00	%(8)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	24	%(9)	42%		51%		33%		40%		33%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.55	%(10)	3.16%		3.54%		5.06%		4.91%		4.62%
Net Investment Loss to Average Net Assets	(1.45	)%(10)	(2.31)%		(2.43)%		(3.45)%		(2.99)%		(2.78)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.00% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$14.39		$14.63		$15.39
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.06)		(0.19)		(0.13)
Net Realized and Unrealized Gain (Loss)	4.28		(0.05)		(0.16)
Total from Investment Operations	4.22		(0.24)		(0.29)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	—		—		(0.44)
Total Distributions	—		—		(0.47)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$18.61		$14.39		$14.63
Total Return (5)	29.33	%(9)	(1.71)%		(1.85	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,568		$1,862		$1,776
Ratio of Expenses to Average Net Assets (11)	2.00	%(6)(10)	2.10	%(6)	2.10	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets (11)	(0.70	)%(6)(10)	(1.32	)%(6)	(1.28	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(10)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	24	%(9)	42%		51%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.14	%(10)	2.43%		3.03	%(10)
Net Investment Loss to Average Net Assets	(0.84	)%(10)	(1.65)%		(2.21	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.25% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Opportunity Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$14.94		$15.03		$13.92		$13.77		$12.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.03		(0.03)		0.02		0.07		(0.02)
Net Realized and Unrealized Gain (Loss)	4.46		(0.06)		1.56		0.37		1.41
Total from Investment Operations	4.49		(0.09)		1.58		0.44		1.39
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(4)	(0.03)		(0.01)		(0.09)
Net Realized Gain	—		—		(0.44)		(0.28)		(0.28)
Total Distributions	—		(0.00	)(4)	(0.47)		(0.29)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$19.43		$14.94		$15.03		$13.92		$13.77
Total Return (5)	30.05	%(10)	(0.64)%		11.40%		3.22%		10.96	%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,072		$1,030		$12		$11		$11
Ratio of Expenses to Average Net Assets (12)	0.93	%(6)(11)	0.93	%(6)	1.01	%(6)(8)	1.08	%(6)	1.08	%(6)(7)(11)
Ratio of Net Investment Income (Loss) to Average Net Assets (12)	0.36	%(6)(11)	(0.20	)%(6)	0.12	%(6)	0.51	%(6)	(0.47	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(11)	0.01%		0.00	%(9)	0.01%		0.01	%(11)
Portfolio Turnover Rate	24	%(10)	42%		51%		33%		40	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.15	%(11)	5.64%		15.79%		20.64%		9.61	%(11)
Net Investment Income (Loss) to Average Net Assets	0.14	%(11)	(4.91)%		(14.66)%		(19.05)%		(9.00	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

(8)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2015, the maximum ratio was 1.09% for Class IS shares.

(9)  Amount is less than 0.005%.

(10)  Not Annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April, 30, 2015 the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$7,794	$—	$7,794
Beverages	19,512	—	—	19,512
Biotechnology	3,772	—	—	3,772
Capital Markets	2,977	—	—	2,977
Diversified Consumer Services	15,897	—	—	15,897
Electronic Equipment, Instruments & Components	4,519	—	—	4,519
Food Products	19,164	—	—	19,164
Health Care Technology	4,645	—	—	4,645
Hotels, Restaurants & Leisure	5,948	—	—	5,948
Household Durables	5,846	—	—	5,846
Household Products	7,427	—	—	7,427
Information Technology Services	18,064	—	—	18,064
Insurance	6	—	—	6
Internet & Direct Marketing Retail	9,946	—	—	9,946
Internet Software & Services	26,958	—	—	26,958
Media	6,777	—	—	6,777
Pharmaceuticals	5,311	—	—	5,311
Professional Services	4,571	—	—	4,571
Road & Rail	10,431	—	—	10,431
Software	4,277	—	—	4,277
Textiles, Apparel & Luxury Goods	30,984	—	—	30,984
Total Common Stocks	207,032	7,794	—	214,826
Participation Notes	—	3,728	—	3,728
Short-Term Investments
Investment Company	15,306	—	—	15,306
Repurchase Agreements	—	1	—	1
Total Short-Term Investments	15,306	1	—	15,307
Total Assets	$222,338	$11,523	$—	$233,861

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stock (000)
Beginning Balance	$—	†	$80
Purchases	—		—
Sales	—		(98)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—	††	—
Change in unrealized appreciation (depreciation)	—		(43)
Realized gains (losses)	—		61
Ending Balance	$—		$—
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$—		$—

†  Includes one security which is valued at zero.

††  Corporate action valued at zero.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which a Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of June 30, 2017, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(39	)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Value Derivative Type	(000)
Currency Risk	Investments (Option Purchased)	$4	(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	$9,421,000

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6	(c)	$—	$(6	)(d)(e)	$0

(c) Represents market value of loaned securities at period end.

(d) The Fund received cash collateral of approximately $6,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(e) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$6	$—	$—	$—	$6
Total Borrowings	$6	$—	$—	$—	$6
Gross amount of recognized liabilities for securities lending transactions					$6

7.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.67% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.94% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $76,000 of advisory fees were waived and approximately $8,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $147,434,000 and $29,105,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"),

an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$5,351	$58,039	$48,084	$27	$15,306

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$10	$—	$96	$960

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing in the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$176	$78	$(254)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$372

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$34	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 39.5%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee and total expense ratio were higher than its peer group averages and the actual management fee was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOSAN
1859502 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	23
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$1,099.30	$1,019.84	$5.21	$5.01	1.00%
International Real Estate Portfolio Class A	1,000.00	1,098.10	1,018.10	7.02	6.76	1.35
International Real Estate Portfolio Class L	1,000.00	1,095.30	1,015.62	9.61	9.25	1.85
International Real Estate Portfolio Class C	1,000.00	1,093.00	1,014.38	10.90	10.49	2.10
International Real Estate Portfolio Class IS	1,000.00	1,099.30	1,019.98	5.05	4.86	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Australia (10.9%)
Dexus REIT	43,812	$319
Goodman Group REIT	120,672	730
GPT Group REIT	141,787	522
Investa Office Fund REIT	35,319	119
Mirvac Group REIT	151,829	249
Scentre Group REIT	338,329	1,053
Stockland REIT	106,853	360
Vicinity Centres REIT	147,242	291
Westfield Corp. REIT	149,075	920
		4,563
Austria (0.8%)
Atrium European Real Estate Ltd.	24,404	109
BUWOG AG (a)	7,756	223
		332
China (0.7%)
China Overseas Land & Investment Ltd. (b)	54,000	158
China Resources Land Ltd. (b)	24,000	70
China Vanke Co., Ltd. H Shares (b)	26,900	76
		304
Finland (0.6%)
Citycon Oyj	92,902	244
France (8.9%)
Fonciere Des Regions REIT	2,257	209
Gecina SA REIT	3,712	582
ICADE REIT	5,218	438
Klepierre REIT	16,801	689
Mercialys SA REIT	9,335	183
Unibail-Rodamco SE REIT	6,456	1,627
		3,728
Germany (4.7%)
ADO Properties SA (c)	3,971	168
Deutsche Wohnen AG	16,878	645
LEG Immobilien AG	1,593	150
Vonovia SE	24,962	991
		1,954
Hong Kong (24.6%)
Champion REIT	95,000	61
Cheung Kong Property Holdings Ltd.	183,000	1,433
Hang Lung Properties Ltd.	15,000	38
Henderson Land Development Co., Ltd.	64,012	357
Hongkong Land Holdings Ltd.	237,800	1,750
Hysan Development Co., Ltd.	171,836	820
Link REIT	148,395	1,129
New World Development Co., Ltd.	454,788	577
Sino Land Co., Ltd.	53,228	87
Sun Hung Kai Properties Ltd.	149,456	2,196
Swire Properties Ltd.	369,700	1,219
Wharf Holdings Ltd. (The)	70,117	581
		10,248
	Shares	Value (000)
Ireland (2.0%)
Green REIT PLC	260,684	$424
Hibernia REIT PLC	246,813	387
		811
Japan (22.8%)
Activia Properties, Inc. REIT	69	295
Advance Residence Investment Corp. REIT	106	263
Daiwa Office Investment Corp. REIT	12	61
GLP J-REIT	205	221
Hulic Co., Ltd.	26,000	265
Hulic REIT, Inc.	54	84
Invincible Investment Corp. REIT	656	282
Japan Hotel REIT Investment Corp. REIT	189	134
Japan Prime Realty Investment Corp. REIT	7	24
Japan Real Estate Investment Corp. REIT	93	462
Japan Rental Housing Investments, Inc. REIT	38	28
Japan Retail Fund Investment Corp. REIT	169	312
Kenedix Office Investment Corp. REIT	15	80
Mitsubishi Estate Co., Ltd.	109,100	2,031
Mitsui Fudosan Co., Ltd.	87,000	2,073
Mori Hills Investment Corp. REIT	82	101
Mori Trust Sogo Reit, Inc. REIT	15	24
Nippon Accommodations Fund, Inc. REIT	6	25
Nippon Building Fund, Inc. REIT	125	638
Nippon Prologis, Inc. REIT	134	285
Nomura Real Estate Master Fund, Inc. REIT	361	493
Orix, Inc. J-REIT	120	177
Sumitomo Realty & Development Co., Ltd.	26,000	801
United Urban Investment Corp. REIT	251	358
		9,517
Malta (0.2%)
BGP Holdings PLC (a)(d)(e)	4,769,371	76
Netherlands (1.7%)
Eurocommercial Properties N.V. CVA REIT	12,729	509
Vastned Retail N.V. REIT	1,260	53
Wereldhave N.V. REIT	2,923	143
		705
Norway (1.1%)
Entra ASA (c)	32,054	399
Norwegian Property ASA	49,340	61
		460
Singapore (2.8%)
Ascendas Real Estate Investment Trust REIT	87,000	165
CapitaLand Commercial Trust Ltd. REIT	221,200	267
CapitaLand Ltd.	38,600	98
CapitaLand Mall Trust REIT	128,400	184
EC World Real Estate Investment Trust Unit REIT	39,300	23
Global Logistic Properties Ltd.	35,200	73
Keppel REIT	125,153	104
Mapletree Commercial Trust REIT	40,800	48

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Singapore (cont'd)
Suntec REIT	63,300	$86
UOL Group Ltd.	17,313	96
		1,144
Spain (1.9%)
Hispania Activos Inmobiliarios SAU REIT	11,503	190
Inmobiliaria Colonial SA	22,579	197
Merlin Properties Socimi SA REIT	32,760	414
		801
Sweden (1.7%)
Atrium Ljungberg AB, Class B	8,458	141
Castellum AB	17,779	261
Hufvudstaden AB, Class A	18,986	315
		717
Switzerland (1.4%)
PSP Swiss Property AG (Registered)	5,770	539
Swiss Prime Site AG (Registered) (a)	676	61
		600
United Kingdom (11.5%)
British Land Co., PLC REIT	111,631	880
Capital & Regional PLC REIT	102,130	75
Derwent London PLC REIT	15,288	529
Great Portland Estates PLC REIT	58,015	451
Hammerson PLC REIT	56,474	423
Intu Properties PLC REIT	66,878	234
Land Securities Group PLC REIT	90,952	1,200
LXB Retail Properties PLC (a)	168,042	69
Segro PLC REIT	39,068	249
St. Modwen Properties PLC	58,860	275
Unite Group PLC REIT	14,715	124
Urban & Civic PLC	79,395	272
		4,781
Total Common Stocks (Cost $36,704)		40,985
Short-Term Investment (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $334)	333,760	334
Total Investments (99.1%) (Cost $37,038) (f)		41,319
Other Assets in Excess of Liabilities (0.9%)		378
Net Assets (100.0%)		$41,697

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At June 30, 2017, the Fund held a fair valued security valued at approximately $76,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at June 30, 2017.

(f)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $5,244,000 and the aggregate gross unrealized depreciation is approximately $963,000, resulting in net unrealized appreciation of approximately $4,281,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	51.7%
Retail	20.0
Office	15.0
Residential	7.2
Other*	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Real Estate Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $36,704)	$40,985
Investment in Security of Affiliated Issuer, at Value (Cost $334)	334
Total Investments in Securities, at Value (Cost $37,038)	41,319
Foreign Currency, at Value (Cost $92)	93
Receivable for Investments Sold	287
Dividends Receivable	121
Tax Reclaim Receivable	35
Receivable for Fund Shares Sold	4
Receivable from Affiliate	—	@
Other Assets	70
Total Assets	41,929
Liabilities:
Payable for Investments Purchased	98
Payable for Professional Fees	47
Payable for Custodian Fees	40
Payable for Fund Shares Redeemed	19
Payable for Advisory Fees	6
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	3
Payable for Directors' Fees and Expenses	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	14
Total Liabilities	232
Net Assets	$41,697
Net Assets Consist Of:
Paid-in-Capital	$548,978
Accumulated Undistributed Net Investment Income	1,120
Accumulated Net Realized Loss	(512,683)
Unrealized Appreciation (Depreciation) on:
Investments	4,281
Foreign Currency Translations	1
Net Assets	$41,697

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$27,331
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,418,127
Net Asset Value, Offering and Redemption Price Per Share	$19.27
CLASS A:
Net Assets	$1,578
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	81,950
Net Asset Value, Redemption Price Per Share	$19.26
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.07
Maximum Offering Price Per Share	$20.33
CLASS L:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	578
Net Asset Value, Offering and Redemption Price Per Share	$19.08
CLASS C:
Net Assets	$107
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,641
Net Asset Value, Offering and Redemption Price Per Share	$18.93
CLASS IS:
Net Assets	$12,670
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	657,657
Net Asset Value, Offering and Redemption Price Per Share	$19.27

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

International Real Estate Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $68 of Foreign Taxes Withheld)	$966
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	967
Expenses:
Advisory Fees (Note B)	164
Custodian Fees (Note F)	58
Professional Fees	52
Registration Fees	23
Administration Fees (Note C)	16
Sub Transfer Agency Fees — Class I	9
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	7
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	5
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	2
Other Expenses	8
Total Expenses	353
Waiver of Advisory Fees (Note B)	(136)
Reimbursement of Class Specific Expenses — Class I (Note B)	(7)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	206
Net Investment Income	761
Realized Gain:
Investments Sold	83
Foreign Currency Transactions	3
Net Realized Gain	86
Change in Unrealized Appreciation (Depreciation):
Investments	3,042
Foreign Currency Translations	8
Net Change in Unrealized Appreciation (Depreciation)	3,050
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,136
Net Increase in Net Assets Resulting from Operations	$3,897

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

International Real Estate Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$761	$1,826
Net Realized Gain (Loss)	86	(4,059)
Net Change in Unrealized Appreciation (Depreciation)	3,050	2,792
Net Increase in Net Assets Resulting from Operations	3,897	559
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(1,543)
Class A:
Net Investment Income	—	(77)
Class L:
Net Investment Income	—	(2)
Class C:
Net Investment Income	—	(1)
Class IS:
Net Investment Income	—	(639)
Total Distributions	—	(2,262)
Capital Share Transactions:(1)
Class I:
Subscribed	1,000	2,882
Distributions Reinvested	—	1,354
Redeemed	(2,477)	(44,218)
Class A:
Subscribed	173	16
Distributions Reinvested	—	67
Redeemed	(256)	(764)
Class H:*
Redeemed	—	(10)
Class L:
Distributions Reinvested	—	2
Redeemed	(44)	—
Class C:
Subscribed	100	—
Distributions Reinvested	—	— @
Redeemed	(14)	—
Class IS:
Subscribed	145	266
Distributions Reinvested	—	639
Redeemed	(200)	(9,958)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,573)	(49,724)
Redemption Fees	1	— @
Total Increase (Decrease) in Net Assets	2,325	(51,427)
Net Assets:
Beginning of Period	39,372	90,799
End of Period (Including Accumulated Undistributed Net Investment Income of $1,120 and $359)	$41,697	$39,372

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	55	160
Shares Issued on Distributions Reinvested	—	78
Shares Redeemed	(132)	(2,346)
Net Decrease in Class I Shares Outstanding	(77)	(2,108)
Class A:
Shares Subscribed	9	1
Shares Issued on Distributions Reinvested	—	4
Shares Redeemed	(13)	(42)
Net Decrease in Class A Shares Outstanding	(4)	(37)
Class H:*
Shares Redeemed	—	(1)
Class L:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(2)	—
Net Increase (Decrease) in Class L Shares Outstanding	(2)	— @@
Class C:
Shares Subscribed	5	—
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(1)	—
Net Increase in Class C Shares Outstanding	4	— @@
Class IS:
Shares Subscribed	8	14
Shares Issued on Distributions Reinvested	—	37
Shares Redeemed	(11)	(509)
Net Decrease in Class IS Shares Outstanding	(3)	(458)

*  Class H shares were liquidated on February 29, 2016.

@  Amount is less than $500.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Real Estate Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.53		$18.72		$19.84		$19.99		$20.16		$14.66
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.34		0.46		0.37		0.39		0.41		0.44
Net Realized and Unrealized Gain (Loss)	1.40		(0.73)		(1.00)		(0.07)		0.65		5.89
Total from Investment Operations	1.74		(0.27)		(0.63)		0.32		1.06		6.33
Distributions from and/or in Excess of:
Net Investment Income	—		(0.92)		(0.49)		(0.47)		(1.23)		(0.83)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.27		$17.53		$18.72		$19.84		$19.99		$20.16
Total Return (4)	9.93	%(7)	(1.38)%		(3.29)%		1.61%		5.56%		44.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,331		$26,213		$67,459		$94,269		$130,023		$138,390
Ratio of Expenses to Average Net Assets (9)	1.00	%(5)(8)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)
Ratio of Net Investment Income to Average Net Assets (9)	3.72	%(5)(8)	2.47	%(5)	1.84	%(5)	1.91	%(5)	2.00	%(5)	2.54	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	11	%(7)	21%		37%		59%		40%		31%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.71	%(8)	1.37%		1.29%		1.16%		1.23	%(5)	1.12%
Net Investment Income to Average Net Assets	3.01	%(8)	2.10%		1.55%		1.75%		1.76	%(5)	2.42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Real Estate Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.54		$18.73		$19.84		$19.98		$20.14		$14.65
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.31		0.39		0.30		0.31		0.35		0.39
Net Realized and Unrealized Gain (Loss)	1.41		(0.73)		(1.00)		(0.06)		0.66		5.89
Total from Investment Operations	1.72		(0.34)		(0.70)		0.25		1.01		6.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.85)		(0.41)		(0.39)		(1.17)		(0.79)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.26		$17.54		$18.73		$19.84		$19.98		$20.14
Total Return (4)	9.81	%(8)	(1.78)%		(3.61)%		1.27%		5.28%		43.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,578		$1,512		$2,308		$2,792		$3,331		$4,431
Ratio of Expenses to Average Net Assets (10)	1.35	%(5)(9)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.27	%(5)(6)	1.25	%(5)
Ratio of Net Investment Income to Average Net Assets (10)	3.36	%(5)(9)	2.10	%(5)	1.48	%(5)	1.55	%(5)	1.72	%(5)	2.23	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	11	%(8)	21%		37%		59%		40%		31%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.20	%(9)	1.85%		1.70%		1.58%		1.53	%(5)	1.38%
Net Investment Income to Average Net Assets	2.51	%(9)	1.60%		1.13%		1.32%		1.47	%(5)	2.10%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Real Estate Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$17.42		$18.61		$19.69		$19.86		$20.13		$17.31
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.30		0.29		0.18		0.21		0.22		0.16
Net Realized and Unrealized Gain (Loss)	1.36		(0.71)		(0.97)		(0.06)		0.68		3.40
Total from Investment Operations	1.66		(0.42)		(0.79)		0.15		0.90		3.56
Distributions from and/or in Excess of:
Net Investment Income	—		(0.77)		(0.29)		(0.32)		(1.17)		(0.74)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—		—
Net Asset Value, End of Period	$19.08		$17.42		$18.61		$19.69		$19.86		$20.13
Total Return (5)	9.53	%(9)	(2.23)%		(4.11)%		0.75%		4.73%		21.28	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$53		$55		$95		$73		$12
Ratio of Expenses to Average Net Assets (11)	1.85	%(6)(10)	1.85	%(6)	1.85	%(6)	1.85	%(6)	1.81	%(6)(7)	1.75	%(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	3.31	%(6)(10)	1.58	%(6)	0.90	%(6)	1.05	%(6)	1.08	%(6)	1.37	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	11	%(9)	21%		37%		59%		40%		31%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.92	%(10)	5.51%		4.58%		3.90%		3.44	%(6)	1.93	%(10)
Net Investment Income (Loss) to Average Net Assets	(5.76	)%(10)	(2.08)%		(1.83)%		(1.00)%		(0.55	)%(6)	1.19	%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(12 to December 31, 2015
Net Asset Value, Beginning of Period	$17.32		$18.50		$21.28
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.22		0.25		0.06
Net Realized and Unrealized Gain (Loss)	1.39		(0.71)		(2.48)
Total from Investment Operations	1.61		(0.46)		(2.42)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.72)		(0.36)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$18.93		$17.32		$18.50
Total Return (5)	9.30	%(8)	(2.44)%		(11.47	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107		$21		$22
Ratio of Expenses to Average Net Assets (10)	2.10	%(6)(9)	2.10	%(6)	2.10	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.33	%(6)(9)	1.33	%(6)	0.45	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	11	%(8)	21%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	8.63	%(9)	12.39%		10.98	%(9)
Net Investment Loss to Average Net Assets	(4.20	)%(9)	(8.96)%		(8.43	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

International Real Estate Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.52		$18.71		$19.83		$19.99		$19.97
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.35		0.47		0.37		0.23		0.11
Net Realized and Unrealized Gain (Loss)	1.40		(0.73)		(1.00)		0.09		0.22
Total from Investment Operations	1.75		(0.26)		(0.63)		0.32		0.33
Distributions from and/or in Excess of:
Net Investment Income	—		(0.93)		(0.49)		(0.48)		(0.31)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$19.27		$17.52		$18.71		$19.83		$19.99
Total Return (5)	9.93	%(9)	(1.33)%		(3.26)%		1.60%		1.68	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,670		$11,573		$20,944		$2,557		$10
Ratio of Expenses to Average Net Assets (11)	0.97	%(6)(10)	0.97	%(6)	0.97	%(6)	0.97	%(6)	0.97	%(6)(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	3.74	%(6)(10)	2.52	%(6)	1.86	%(6)	1.14	%(6)	1.76	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	11	%(9)	21%		37%		59%		40%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.65	%(10)	1.33%		1.30%		1.13%		6.46	%(10)
Net Investment Income (Loss) to Average Net Assets	3.06	%(10)	2.16%		1.53%		0.98%		(3.73	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$21,357	$—	$—	$21,357
Industrial	1,746	—	—	1,746
Lodging/Resorts	134	—	—	134
Mixed Industrial/Office	319	—	—	319
Office	6,185	—	—	6,185
Residential	2,921	—	76	2,997
Retail	8,247	—	—	8,247
Total Common Stocks	40,909	—	76	40,985
Short-Term Investment
Investment Company	334	—	—	334
Total Assets	$41,243	$—	$76	$41,319

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$153
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(77)
Realized gains (losses)	—
Ending Balance	$76
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$(77)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Residential
Common Stock	$76	Market Transaction Method	Transaction Valuation	$0.02	$0.02	$0.02	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $136,000 of advisory fees were waived and approximately $11,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $4,549,000 and $6,107,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$216	$3,961	$3,843	$1	$334

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,262	$—	$2,263	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,152	$97,646	$(98,798)

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,576	$—

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $3,409,000 and long-term capital losses of approximately $218,755,000 that do not have an expiration date.

In addition, at December 31, 2016, the Fund had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$217,627	December 31, 2017
66,872	December 31, 2018

During the year ended December 31, 2016, capital loss carryforwards of approximately $98,798,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.8%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIRESAN
1860139 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Consolidated Expense Example	3
Consolidated Portfolio of Investments	4
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	19
Consolidated Statements of Changes in Net Assets	20
Consolidated Financial Highlights	22
Notes to Consolidated Financial Statements	27
Investment Advisory Agreement Approval	39
Privacy Notice	41
Director and Officer Information	44

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

July 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Consolidated Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$1,016.50	$1,019.74	$5.10	$5.11	1.02%
Multi-Asset Portfolio Class A	1,000.00	1,014.50	1,018.00	6.84	6.85	1.37
Multi-Asset Portfolio Class L	1,000.00	1,011.50	1,015.47	9.38	9.39	1.88
Multi-Asset Portfolio Class C	1,000.00	1,010.60	1,014.23	10.62	10.64	2.13
Multi-Asset Portfolio Class IS	1,000.00	1,015.40	1,019.84	5.00	5.01	1.00

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (47.3%)
Australia (0.1%)
Evolution Mining Ltd.	6,885	$13
Goodman Group REIT	33	—	@
Independence Group NL	2,404	6
Newcrest Mining Ltd.	2,715	42
Northern Star Resources Ltd.	2,461	9
Regis Resources Ltd.	2,054	6
Resolute Mining Ltd.	3,021	3
Saracen Mineral Holdings Ltd. (a)	3,311	3
St. Barbara Ltd. (a)	2,038	4
Stockland REIT	68	—	@
		86
Austria (0.2%)
Erste Group Bank AG (a)	2,642	101
Raiffeisen Bank International AG (a)	1,104	28
		129
Belgium (0.2%)
KBC Group N.V.	2,371	180
Canada (0.5%)
Agnico-Eagle Mines Ltd.	779	35
Alamos Gold, Inc., Class A	1,098	8
Asanko Gold, Inc. (a)	724	1
B2Gold Corp. (a)	3,726	10
Barrick Gold Corp.	4,127	66
Centerra Gold, Inc.	1,210	7
Detour Gold Corp. (a)	687	8
Eldorado Gold Corp.	2,823	7
Endeavour Mining Corp. (a)	279	5
First Majestic Silver Corp. (a)	636	5
Fortuna Silver Mines, Inc. (a)	554	3
Franco-Nevada Corp.	593	43
Goldcorp, Inc.	3,015	39
Guyana Goldfields, Inc. (a)	670	3
IAMGOLD Corp. (a)	1,727	9
Kinross Gold Corp. (a)	5,099	21
Kirkland Lake Gold Ltd.	810	8
Klondex Mines Ltd. (a)	706	2
New Gold, Inc. (a)	2,011	6
OceanaGold Corp.	2,450	7
Osisko Gold Royalties Ltd.	371	5
Pan American Silver Corp.	585	10
Sandstorm Gold Ltd. (a)	577	2
SEMAFO, Inc. (a)	1,361	3
Silver Standard Resources, Inc. (a)	437	4
Tahoe Resources, Inc.	1,299	11
Torex Gold Resources, Inc. (a)	257	5
Wheaton Precious Metals Corp.	1,888	38
Yamana Gold, Inc.	4,029	10
		381
	Shares	Value (000)
China (0.0%)
Zhaojin Mining Industry Co., Ltd. H Shares (b)	3,500	$3
Zijin Mining Group Co., Ltd. H Shares (b)	24,000	8
		11
Denmark (0.7%)
DSV A/S	5,823	358
ISS A/S	5,875	230
		588
France (11.3%)
Accor SA	15,932	747
Aeroports de Paris (ADP)	649	105
Atos SE	4,620	649
BNP Paribas SA	10,013	721
Bouygues SA	12,498	527
Capgemini SE	8,498	878
Cie de Saint-Gobain	26,684	1,426
Credit Agricole SA	9,990	161
Groupe Eurotunnel SE	14,546	155
Metropole Television SA	2,160	50
Natixis SA	8,873	60
Peugeot SA	57,467	1,146
Rexel SA	13,759	225
Societe Generale SA	7,235	389
Television Francaise 1	6,524	91
Vinci SA	20,031	1,710
		9,040
Germany (1.8%)
Commerzbank AG (a)	10,081	120
Deutsche Boerse AG	7,247	765
Fraport AG Frankfurt Airport Services Worldwide	1,887	167
ProSiebenSat.1 Media SE (Registered)	7,961	333
Stroeer SE & Co. KGaA	1,408	84
		1,469
Greece (0.3%)
Alpha Bank AE (a)	29,917	74
Eurobank Ergasias SA (a)	42,354	47
National Bank of Greece SA (a)	177,228	67
Piraeus Bank SA (a)	169,265	42
		230
Hong Kong (0.0%)
Hanergy Thin Film Power Group Ltd. (a)(c)(d)	178,000	1
Ireland (0.8%)
Bank of Ireland (a)	264,293	69
CRH PLC	15,107	535
		604
Italy (3.3%)
Atlantia SpA	26,641	750
Intesa Sanpaolo SpA	128,522	406
Mediaset SpA	61,409	241
Mediobanca SpA	91,391	902

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Italy (cont'd)
UniCredit SpA (a)	18,063	$337
Unione di Banche Italiane SpA	8,335	36
		2,672
Netherlands (1.7%)
ABN AMRO Group N.V. CVA (e)	2,222	59
ING Groep N.V.	36,551	630
Randstad Holding N.V.	11,168	652
		1,341
Peru (0.0%)
Cia de Minas Buenaventura SA ADR	1,100	13
South Africa (0.1%)
AngloGold Ashanti Ltd. ADR	1,600	15
Gold Fields Ltd. ADR	3,400	12
Harmony Gold Mining Co., Ltd. ADR	1,800	3
Sibanye Gold Ltd. ADR	2,542	12
		42
Spain (2.5%)
Banco Bilbao Vizcaya Argentaria SA	68,147	565
Banco de Sabadell SA	50,181	102
Banco Santander SA	136,260	901
Bankia SA	10,868	53
Bankinter SA	6,366	59
CaixaBank SA	25,138	120
Mediaset Espana Comunicacion SA	16,547	206
		2,006
Switzerland (1.3%)
Adecco Group AG (Registered)	14,003	1,065
United Kingdom (0.0%)
Centamin PLC	4,728	9
Randgold Resources Ltd. ADR	300	27
		36
United States (22.5%)
Abbott Laboratories	4,510	219
AbbVie, Inc.	4,341	315
AES Corp.	1,747	19
Aetna, Inc.	970	147
Agilent Technologies, Inc.	970	58
Alexion Pharmaceuticals, Inc. (a)	435	53
Allergan PLC	970	236
Alliant Energy Corp.	435	17
Altria Group, Inc.	5,190	386
Ameren Corp.	704	38
American Electric Power Co., Inc.	1,237	86
American Water Works Co., Inc.	435	34
AmerisourceBergen Corp.	435	41
Amgen, Inc.	1,991	343
Anthem, Inc.	704	132
Archer-Daniels-Midland Co.	1,481	61
AT&T, Inc.	16,467	621
Baxter International, Inc.	1,237	75
Becton Dickinson and Co.	435	85
	Shares	Value (000)
Biogen, Inc. (a)	435	$118
Boston Scientific Corp. (a)	3,564	99
Bristol-Myers Squibb Co.	4,341	242
Brown-Forman Corp., Class B	435	21
Campbell Soup Co.	435	23
Capital One Financial Corp.	9,194	760
Cardinal Health, Inc.	704	55
Celgene Corp. (a)	2,185	284
Centene Corp. (a)	435	35
CenterPoint Energy, Inc.	1,237	34
CenturyLink, Inc.	1,406	34
Cerner Corp. (a)	704	47
Church & Dwight Co., Inc.	704	37
Cigna Corp.	704	118
Clorox Co. (The)	267	36
CMS Energy Corp.	704	33
Coca-Cola Co.	10,666	478
Coeur Mining, Inc. (a)	714	6
Colgate-Palmolive Co.	2,450	182
Conagra Brands, Inc.	1,237	44
Consolidated Edison, Inc.	704	57
Constellation Brands, Inc., Class A	435	84
Cooper Cos., Inc. (The)	267	64
Costco Wholesale Corp.	1,237	198
Coty, Inc., Class A	1,406	26
CR Bard, Inc.	267	84
CVS Health Corp.	2,861	230
Danaher Corp.	1,723	145
DaVita, Inc. (a)	435	28
DENTSPLY SIRONA, Inc.	435	28
Discover Financial Services	12,037	749
Dominion Energy, Inc.	1,723	132
Dr. Pepper Snapple Group, Inc.	435	40
DTE Energy Co.	435	46
Duke Energy Corp.	2,091	175
Edison International	970	76
Edwards Lifesciences Corp. (a)	435	51
Eli Lilly & Co.	2,794	230
Endo International PLC (a)	435	5
Entergy Corp.	435	33
Envision Healthcare Corp. (a)	267	17
Estee Lauder Cos., Inc. (The), Class A	435	42
Eversource Energy	970	59
Exelon Corp.	2,426	87
Express Scripts Holding Co. (a)	1,823	116
FirstEnergy Corp.	1,237	36
Frontier Communications Corp.	3,029	4
General Mills, Inc.	1,406	78
Gilead Sciences, Inc.	3,298	233
HCA Healthcare, Inc. (a)	704	61
Hecla Mining Co.	1,579	8
Henry Schein, Inc. (a)	267	49
Hershey Co. (The)	435	47
Hologic, Inc. (a)	704	32

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
Hormel Foods Corp.	704	$24
Humana, Inc.	435	105
IDEXX Laboratories, Inc. (a)	267	43
Illumina, Inc. (a)	435	75
JM Smucker Co. (The)	267	32
Johnson & Johnson	6,839	905
Kellogg Co.	704	49
Kimberly-Clark Corp.	970	125
Kraft Heinz Co. (The)	1,481	127
Kroger Co. (The)	2,450	57
Laboratory Corp. of America Holdings (a)	267	41
Level 3 Communications, Inc. (a)	704	42
Mallinckrodt PLC (a)	267	12
McCormick & Co., Inc.	267	26
McEwen Mining, Inc.	1,248	3
McKesson Corp.	435	72
Medtronic PLC	3,564	316
Merck & Co., Inc.	7,104	455
Molson Coors Brewing Co., Class B	435	38
Mondelez International, Inc., Class A	4,075	176
Monster Beverage Corp. (a)	970	48
Mylan N.V. (a)	1,237	48
Newmont Mining Corp.	1,890	61
NextEra Energy, Inc.	1,237	173
NiSource, Inc.	970	25
NRG Energy, Inc.	704	12
Patterson Cos., Inc.	267	13
PepsiCo, Inc.	3,906	451
PerkinElmer, Inc.	267	18
Perrigo Co., PLC	435	33
Pfizer, Inc.	15,591	524
PG&E Corp.	1,406	93
Philip Morris International, Inc.	4,075	479
Pinnacle West Capital Corp.	267	23
PPL Corp.	2,091	81
Procter & Gamble Co. (The)	7,104	619
Public Service Enterprise Group, Inc.	1,481	64
Quest Diagnostics, Inc.	435	48
Regeneron Pharmaceuticals, Inc. (a)	267	131
Reynolds American, Inc.	2,159	140
Royal Gold, Inc.	194	15
SCANA Corp.	435	29
Sempra Energy	704	79
Southern Co. (The)	2,594	124
Stryker Corp.	704	98
Synchrony Financial	25,189	751
Sysco Corp.	1,237	62
Thermo Fisher Scientific, Inc.	970	169
Tyson Foods, Inc., Class A	704	44
UnitedHealth Group, Inc.	2,526	468
Universal Health Services, Inc., Class B	267	33
Varian Medical Systems, Inc. (a)	267	28
	Shares		Value (000)
Verizon Communications, Inc.		10,666	$476
Vertex Pharmaceuticals, Inc. (a)		704	91
Wal-Mart Stores, Inc.		3,806	288
Walgreens Boots Alliance, Inc.		2,185	171
Waters Corp. (a)		267	49
WEC Energy Group, Inc.		704	43
Whole Foods Market, Inc.		704	30
Xcel Energy, Inc.		1,406	65
Zimmer Biomet Holdings, Inc.		435	56
Zoetis, Inc.		1,406	88
			18,066
Total Common Stocks (Cost $33,014)			37,960
	Face Amount (000)
Fixed Income Securities (20.6%)
Sovereign (16.7%)
Brazil (7.4%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/23	BRL	20,745	5,909
Greece (3.3%)
Hellenic Republic Government Bond, 3.00%, 2/24/23 - 2/24/42 (f)	EUR	2,920	2,666
Portugal (6.0%)
Portugal Obrigacoes do Tesouro OT, 2.88%, 7/21/26 (e)		2,066	2,376
4.13%, 4/14/27 (e)		1,949	2,433
			4,809
Total Sovereign (Cost $12,933)			13,384
U.S. Treasury Security (3.9%)
United States (3.9%)
U.S. Treasury Note, 0.38%, 1/15/27 (Cost $3,163)		$3,193	3,138
Total Fixed Income Securities (Cost $16,096)			16,522
	Shares
Short-Term Investments (32.0%)
Investment Company (23.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $18,583)		18,583,061	18,583
	Face Amount (000)
U.S. Treasury Security (8.8%)
U.S. Treasury Bill, 1.19%, 4/26/18 (g) (Cost $7,051)		$7,120	7,052
Total Short-Term Investments (Cost $25,634)			25,635
Total Investments (99.9%) (Cost $74,744) (h)(i)			80,117
Other Assets in Excess of Liabilities (0.1%)			38
Net Assets (100.0%)			$80,155

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at June 30, 2017.

(d)  At June 30, 2017, the Fund held a fair valued security valued at approximately $1,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of June 30, 2017. Maturity date disclosed is the ultimate maturity date.

(g)  Rate shown is the yield to maturity at June 30, 2017.

(h)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(i)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $6,090,000 and the aggregate gross unrealized depreciation is approximately $717,000, resulting in net unrealized appreciation of approximately $5,373,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CHF	148		$152	8/10/17	$(3)
Bank of America NA	ILS	2,587		$732	8/10/17	(11)
Bank of America NA	PLN	2,707		$709	8/10/17	(21)
Bank of America NA		$35	ILS	121	8/10/17	(— @)
Bank of Montreal	HUF	198,504		$714	8/10/17	(21)
Bank of Montreal		$235	GBP	186	8/10/17	7
Bank of Montreal		$29	HUF	7,847	8/10/17	(— @)
Bank of New York Mellon		$19	GBP	15	8/10/17	1
Bank of New York Mellon		$18	SEK	154	8/10/17	1
Barclays Bank PLC	AUD	2,170		$1,643	8/10/17	(24)
Barclays Bank PLC	EUR	4,806		$5,362	8/10/17	(138)
Barclays Bank PLC	SGD	1,004		$723	8/10/17	(7)
Barclays Bank PLC		$4,736	GBP	3,746	8/10/17	147
Citibank NA	CHF	180		$185	8/10/17	(3)
Citibank NA	CLP	213,254		$318	8/10/17	(3)
Citibank NA	CLP	9,372		$14	8/10/17	(— @)
Citibank NA	CLP	69,773		$103	8/10/17	(2)
Citibank NA	CLP	257,563		$383	8/10/17	(5)
Citibank NA	CLP	11,986		$18	8/10/17	(— @)
Citibank NA	CLP	9,316		$14	8/10/17	(— @)
Citibank NA	EUR	1,375		$1,534	8/10/17	(39)
Citibank NA	RUB	18,087		$315	8/10/17	10
Citibank NA	RUB	811		$14	8/10/17	— @
Citibank NA	RUB	5,823		$102	8/10/17	4
Citibank NA	RUB	22,228		$382	8/10/17	7
Citibank NA	RUB	1,036		$18	8/10/17	1
Citibank NA	RUB	804		$14	8/10/17	— @
Citibank NA	THB	24,824		$730	8/10/17	(1)
Citibank NA	TRY	287		$81	8/10/17	— @
Citibank NA		$75	CLP	50,194	8/10/17	1
Citibank NA		$28	CLP	19,244	8/10/17	1
Citibank NA		$25	CLP	16,263	8/10/17	(— @)
Citibank NA		$75	RUB	4,325	8/10/17	(2)
Citibank NA		$32	RUB	1,837	8/10/17	(1)
Citibank NA		$24	RUB	1,403	8/10/17	(1)
Citibank NA		$14	SEK	121	8/10/17	1
Citibank NA		$4,641	TRY	16,681	8/10/17	50
Commonwealth Bank of Australia	AUD	1,194		$904	8/10/17	(13)
Commonwealth Bank of Australia	EUR	4,633		$5,168	8/10/17	(133)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Commonwealth Bank of Australia		$161	AUD	210	8/10/17	$—	@
Commonwealth Bank of Australia		$3,616	GBP	2,859	8/10/17	113
Credit Suisse International	EUR	727		$811	8/10/17	(21)
Credit Suisse International		$27	GBP	21	8/10/17	1
Goldman Sachs International	AUD	643		$487	8/10/17	(7)
Goldman Sachs International	BRL	4,715		$1,374	8/10/17	(38)
Goldman Sachs International	BRL	6,355		$1,915	8/10/17	11
Goldman Sachs International	BRL	1,037		$312	8/10/17	1
Goldman Sachs International	BRL	4,897		$1,473	8/10/17	6
Goldman Sachs International	BRL	5,934		$1,790	8/10/17	12
Goldman Sachs International	BRL	337		$101	8/10/17	—	@
Goldman Sachs International	DKK	1,779		$267	8/10/17	(7)
Goldman Sachs International	EUR	1,952		$2,178	8/10/17	(55)
Goldman Sachs International	EUR	113		$126	8/10/17	(2)
Goldman Sachs International	EUR	121		$136	8/10/17	(3)
Goldman Sachs International	HKD	1,272		$163	8/10/17	—	@
Goldman Sachs International	IDR	4,239,907		$317	8/10/17	—	@
Goldman Sachs International	IDR	185,150		$14	8/10/17	—	@
Goldman Sachs International	IDR	1,373,977		$103	8/10/17	—	@
Goldman Sachs International	IDR	5,078,178		$377	8/10/17	(3)
Goldman Sachs International	IDR	236,243		$18	8/10/17	(—	@)
Goldman Sachs International	IDR	183,621		$14	8/10/17	(—	@)
Goldman Sachs International	INR	20,539		$317	8/10/17	—	@
Goldman Sachs International	INR	892		$14	8/10/17	(—	@)
Goldman Sachs International	INR	6,688		$103	8/10/17	(—	@)
Goldman Sachs International	INR	24,473		$376	8/10/17	(1)
Goldman Sachs International	INR	1,138		$18	8/10/17	—	@
Goldman Sachs International	INR	885		$14	8/10/17	(—	@)
Goldman Sachs International		$324	BRL	1,084	8/10/17	1
Goldman Sachs International		$24	BRL	81	8/10/17	—	@
Goldman Sachs International		$481	BRL	1,620	8/10/17	4
Goldman Sachs International		$144	HKD	1,121	8/10/17	(—	@)
Goldman Sachs International		$74	IDR	989,574	8/10/17	—	@
Goldman Sachs International		$24	IDR	319,846	8/10/17	—	@
Goldman Sachs International		$24	IDR	327,048	8/10/17	(—	@)
Goldman Sachs International		$73	INR	4,764	8/10/17	—	@
Goldman Sachs International		$19	INR	1,213	8/10/17	—	@
Goldman Sachs International		$24	INR	1,586	8/10/17	(—	@)
Goldman Sachs International	ZAR	4,290		$325	8/10/17	(1)
JPMorgan Chase Bank NA	BRL	1,215		$378	8/10/17	14
JPMorgan Chase Bank NA	BRL	564		$169	8/10/17	(—	@)
JPMorgan Chase Bank NA	BRL	1,044		$313	8/10/17	1
JPMorgan Chase Bank NA	BRL	612		$183	8/10/17	—	@
JPMorgan Chase Bank NA	BRL	56		$18	8/10/17	1
JPMorgan Chase Bank NA	BRL	44		$13	8/10/17	(—	@)
JPMorgan Chase Bank NA	JPY	851,167		$7,652	8/10/17	73
JPMorgan Chase Bank NA	JPY	37,518		$334	8/10/17	—	@
JPMorgan Chase Bank NA	MXN	2,159		$119	8/10/17	—	@
JPMorgan Chase Bank NA	MYR	1,360		$319	8/10/17	3
JPMorgan Chase Bank NA	MYR	60		$14	8/10/17	(—	@)
JPMorgan Chase Bank NA	MYR	443		$104	8/10/17	1
JPMorgan Chase Bank NA	MYR	1,649		$378	8/10/17	(5)
JPMorgan Chase Bank NA	MYR	77		$18	8/10/17	(—	@)
JPMorgan Chase Bank NA	MYR	60		$14	8/10/17	(—	@)
JPMorgan Chase Bank NA	TWD	9,602		$319	8/10/17	3
JPMorgan Chase Bank NA	TWD	419		$14	8/10/17	—	@
JPMorgan Chase Bank NA	TWD	3,114		$104	8/10/17	1
JPMorgan Chase Bank NA	TWD	11,493		$382	8/10/17	4
JPMorgan Chase Bank NA	TWD	533		$18	8/10/17	—	@
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	TWD	417		$14	8/10/17	$— @
JPMorgan Chase Bank NA		$60	JPY	6,665	8/10/17	(1)
JPMorgan Chase Bank NA		$4,832	MXN	88,238	8/10/17	2
JPMorgan Chase Bank NA		$74	MYR	321	8/10/17	— @
JPMorgan Chase Bank NA		$27	MYR	116	8/10/17	— @
JPMorgan Chase Bank NA		$25	MYR	105	8/10/17	(— @)
JPMorgan Chase Bank NA		$4,425	TRY	15,896	8/10/17	45
JPMorgan Chase Bank NA		$75	TWD	2,227	8/10/17	(1)
JPMorgan Chase Bank NA		$27	TWD	817	8/10/17	(— @)
JPMorgan Chase Bank NA		$25	TWD	743	8/10/17	(— @)
JPMorgan Chase Bank NA	ZAR	5,087		$385	8/10/17	(1)
State Street Bank and Trust Co.	EUR	1,063		$1,186	8/10/17	(30)
State Street Bank and Trust Co.	KRW	356,942		$319	8/10/17	7
State Street Bank and Trust Co.	KRW	15,753		$14	8/10/17	— @
State Street Bank and Trust Co.	KRW	116,289		$104	8/10/17	2
State Street Bank and Trust Co.	KRW	432,714		$383	8/10/17	5
State Street Bank and Trust Co.	KRW	19,999		$18	8/10/17	— @
State Street Bank and Trust Co.	KRW	15,738		$14	8/10/17	— @
State Street Bank and Trust Co.		$75	KRW	83,626	8/10/17	(2)
State Street Bank and Trust Co.		$30	KRW	33,688	8/10/17	(— @)
State Street Bank and Trust Co.		$25	KRW	27,835	8/10/17	(— @)
UBS AG	AUD	4,606		$3,488	8/10/17	(50)
UBS AG	CHF	435		$448	8/10/17	(7)
UBS AG	DKK	1,178		$177	8/10/17	(5)
UBS AG	EUR	13,818		$15,414	8/10/17	(398)
UBS AG	EUR	318		$363	8/10/17	(— @)
UBS AG	GBP	42		$55	8/10/17	(— @)
UBS AG	SEK	1,498		$178	8/10/17	(— @)
UBS AG		$101	EUR	90	8/10/17	2
UBS AG		$6,395	SEK	56,058	8/10/17	272
Citibank NA	CZK	3,472		$141	2/1/18	(13)
Citibank NA	CZK	13,821		$559	2/1/18	(55)
Citibank NA	CZK	5,073		$205	2/1/18	(21)
Citibank NA	CZK	3,852		$167	2/1/18	(4)
Citibank NA	CZK	8,057		$335	2/1/18	(22)
Citibank NA	CZK	58,994		$2,533	2/1/18	(86)
Citibank NA	CZK	33,101		$1,422	2/1/18	(47)
Citibank NA	CZK	8,467		$376	2/1/18	(— @)
Citibank NA	CZK	3,994		$166	2/1/18	(12)
Citibank NA	CZK	36,957		$1,527	2/1/18	(113)
Citibank NA	EUR	3,857		$4,204	2/1/18	(252)
Citibank NA	EUR	1,286		$1,401	2/1/18	(84)
Citibank NA	EUR	1,316		$1,429	2/1/18	(91)
Citibank NA	EUR	3,379		$3,683	2/1/18	(221)
Citibank NA	EUR	3,863		$4,203	2/1/18	(260)
Citibank NA	EUR	412		$469	2/1/18	(7)
Citibank NA	EUR	533		$593	2/1/18	(23)
Citibank NA	EUR	415		$466	2/1/18	(13)
Citibank NA		$3,727	CZK	91,295	2/1/18	326
Citibank NA		$4,252	CZK	104,373	2/1/18	381
Citibank NA		$4,131	CZK	101,598	2/1/18	380
Citibank NA		$1,378	CZK	33,866	2/1/18	126
Citibank NA		$1,404	CZK	34,662	2/1/18	135
Citibank NA		$607	CZK	14,359	2/1/18	30
Citibank NA		$465	CZK	10,946	2/1/18	21
Citibank NA		$476	CZK	11,033	2/1/18	14
Citibank NA		$559	EUR	517	2/1/18	38
Citibank NA		$160	EUR	147	2/1/18	10
Citibank NA		$227	EUR	205	2/1/18	10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)	In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	$1,583	EUR	1,430	2/1/18	$69
Citibank NA	$2,498	EUR	2,202	2/1/18	46
Citibank NA	$1,291	EUR	1,138	2/1/18	24
Citibank NA	$128	EUR	119	2/1/18	9
Citibank NA	$84	EUR	74	2/1/18	1
Citibank NA	$274	EUR	242	2/1/18	5
Citibank NA	$318	EUR	275	2/1/18	—	@
					$51

Futures Contracts:

The Fund had the following futures contracts open at June 30, 2017:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Gold Futures (United States)	10	$1,242	Aug-17	$(14)
MSCI Emerging Market E Mini (United States)	27	1,361	Sep-17	(5)
NIKKEI 225 Index (Japan)	22	1,963	Sep-17	(5)
TOPIX Index (Japan)	38	5,445	Sep-17	31
U.S. Treasury 10 yr. Ultra Long Bond (United States)	121	16,312	Sep-17	(37)
Short:
Brent Crude Futures (United Kingdom)	16	(780)	Jul-17	(29)
Copper Future (United States)	53	(3,592)	Sep-17	(48)
Euro Stoxx 50 Index (Germany)	50	(1,960)	Sep-17	59
German Euro BTP (Germany)	12	(1,852)	Sep-17	(16)
German Euro Bund (Germany)	114	(21,076)	Sep-17	357
Hang Seng Index (Hong Kong)	74	(4,832)	Jul-17	54
S&P 500 E Mini Index (United States)	130	(15,736)	Sep-17	59
				$406

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at June 30, 2017:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Bank Custom Basket Elevators Index††	$734	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	$—	$3
Barclays Bank PLC	Barclays Bank Custom Basket Elevators Index††	813	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	—	(5)
Barclays Bank PLC	Barclays Bank Custom Basket Elevators Index††	53	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	—	— @
Barclays Bank PLC	Barclays Bank Custom Basket Elevators Index††	42	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	—	— @
Barclays Bank PLC	Barclays Bank Custom Basket Elevators Index††	41	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	—	— @
BNP Paribas SA	BNP Custom Basket Iron Ore Index††	2,126	3 Month USD LIBOR minus 0.12%	Pay	11/16/17	—	(123)
BNP Paribas SA	BNP Custom Basket Iron Ore Index††	280	3 Month USD LIBOR minus 0.12%	Pay	11/16/17	—	(16)
BNP Paribas SA	BNP Custom Basket Iron Ore Index††	170	3 Month USD LIBOR minus 0.12%	Pay	11/16/17	—	(6)
BNP Paribas SA	BNP Custom Basket Iron Ore Index††	130	3 Month USD LIBOR minus 0.12%	Pay	11/16/17	—	(5)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	BNP Custom Basket Iron Ore Index††	$140	3 Month USD LIBOR minus 0.12%	Pay	11/16/17	$—	$	(— @)
BNP Paribas SA	BNP Custom Basket Iron Ore Index††	290	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—		(22)
Citibank NA	Citi Custom U.S. Cyclicals Index††	1,454	3 Month USD LIBOR plus 0.12%	Pay	2/20/18	—		5
Citibank NA	Citi Custom U.S. Cyclicals Index††	587	3 Month USD LIBOR plus 0.12%	Pay	2/20/18	—		3
Citibank NA	Citi Custom U.S. Cyclicals Index††	5,879	3 Month USD LIBOR plus 0.12%	Pay	2/20/18	—		20
Citibank NA	Citi Custom U.S. Cyclicals Index††	530	3 Month USD LIBOR plus 0.12%	Pay	2/20/18	—		1
Citibank NA	Citi Custom U.S. Cyclicals Index††	400	3 Month USD LIBOR plus 0.12%	Pay	2/20/18	—		(— @)
Citibank NA	Citi Custom U.S. Cyclicals Index††	410	3 Month USD LIBOR plus 0.12%	Pay	2/20/18	—		(6)
JPMorgan Chase Bank NA	S&P 500 Capital Goods Industry Group Index	2,210	3 Month USD LIBOR plus 0.19%	Pay	3/8/18	—		(8)
JPMorgan Chase Bank NA	S&P 500 Capital Goods Industry Group Index	3,474	3 Month USD LIBOR	Pay	3/8/18	—		(12)
JPMorgan Chase Bank NA	S&P 500 Capital Goods Industry Group Index	376	3 Month USD LIBOR	Pay	3/8/18	—		(1)
JPMorgan Chase Bank NA	S&P 500 Capital Goods Industry Group Index	289	3 Month USD LIBOR	Pay	3/8/18	—		(1)
JPMorgan Chase Bank NA	S&P 500 Capital Goods Industry Group Index	293	3 Month USD LIBOR	Pay	3/8/18	—		(1)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	1,687	3 Month USD LIBOR plus 0.10%	Pay	3/15/18	—		(35)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	384	3 Month USD LIBOR minus 0.10%	Pay	3/15/18	—		(8)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	372	3 Month USD LIBOR minus 0.10%	Pay	3/15/18	—		(8)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	100	3 Month USD LIBOR plus 0.10%	Pay	3/15/18	—		(— @)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	100	3 Month USD LIBOR plus 0.10%	Pay	3/15/18	—		(2)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	81	3 Month USD LIBOR plus 0.10%	Pay	3/15/18	—		(2)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	80	3 Month USD LIBOR plus 0.10%	Pay	3/15/18	—		(2)
JPMorgan Chase Bank NA	JPM Custom U.S. Cyclicals Index††	130	3 Month USD LIBOR	Pay	5/23/18	—		1
JPMorgan Chase Bank NA	JPM Custom U.S. Cyclicals Index††	90	3 Month USD LIBOR	Pay	5/23/18	—		(3)
JPMorgan Chase Bank NA	JPM Custom U.S. Cyclicals Index††	1,816	3 Month USD LIBOR minus 0.10%	Pay	5/23/18	—		(2)
JPMorgan Chase Bank NA	JPM Custom U.S. Cyclicals Index††	1,804	3 Month USD LIBOR	Pay	5/23/18	—		(70)
JPMorgan Chase Bank NA	JPM Custom U.S. Cyclicals Index††	90	3 Month USD LIBOR	Pay	5/23/18	—		(1)
JPMorgan Chase Bank NA	JPM Custom U.S. Defensive Index††	1,843	3 Month USD LIBOR minus 0.02%	Receive	5/23/18	—		47
JPMorgan Chase Bank NA	JPM Custom U.S. Defensive Index††	90	3 Month USD LIBOR minus 0.02%	Receive	5/23/18	—		2

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM Custom U.S. Defensive Index††	$90	3 Month USD LIBOR minus 0.02%	Receive	5/23/18	$—	$2
JPMorgan Chase Bank NA	JPM Custom U.S. Defensive Index††	1,876	3 Month USD LIBOR minus 0.02%	Receive	5/23/18	—	1
JPMorgan Chase Bank NA	JPM Custom China Property Index††	700	3 Month USD LIBOR minus 0.10%	Pay	6/11/18	—	(6)
							$(260)

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Barclays Bank Custom Basket Elevators Index as of June 30, 2017.

Security Description	Index Weight
Barclays Bank Custom Basket Elevators Index
Fujitec Co., Ltd.	1.39%
Kone OYJ	53.89
Schindler Holding AG	44.18
Yungtay Engineering Co., Ltd.	0.54
100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom Basket Iron Ore Index as of June 30, 2017.

Security Description	Index Weight
BNP Custom Basket Iron Ore Index
African Rainbow Minerals Ltd.	1.07%
Assore Ltd.	0.23
BHP Billiton PLC	25.56
Ferrexpo PLC	1.09
Fortescue Metals Group Ltd.	8.19
Rio Tinto PLC	41.72
Vale SA	22.14
100.00%

The following table represents the equity basket holdings underlying the total return swap with Citi Custom U.S. Cyclicals Index as of June 30, 2017.

Security Description	Index Weight
Citi Custom U.S. Cyclicals Index
3M Co.	1.27%
Accenture PLC	0.78
Activision Blizzard, Inc.	0.35
Acuity Brands, Inc.	0.09
Adobe Systems, Inc.	0.72
Advance Auto Parts, Inc.	0.09
Air Products & Chemicals, Inc.	0.32
Akamai Technologies, Inc.	0.09
Alaska Air Group, Inc.	0.11
Albemarle Corp.	0.12
Security Description	Index Weight
Allegion PLC	0.08%
Alliance Data Systems Corp.	0.15
Alphabet, Inc.	5.59
Amazon.com, Inc.	3.89
American Airlines Group, Inc.	0.26
AMETEK, Inc.	0.14
Amphenol Corp.	0.23
Analog Devices, Inc.	0.40
Apple, Inc.	7.90
Applied Materials, Inc.	0.47
Arconic, Inc.	0.09
Autodesk, Inc.	0.20
Automatic Data Processing, Inc.	0.47
AutoNation, Inc.	0.03
AutoZone, Inc.	0.17
Avery Dennison Corp.	0.08
Ball Corp.	0.16
Bed Bath & Beyond, Inc.	0.05
Best Buy Co., Inc.	0.16
Boeing Co. (The)	1.15
BorgWarner, Inc.	0.09
Broadcom Ltd.	0.96
CA, Inc.	0.11
CarMax, Inc.	0.12
Carnival Corp.	0.28
Cars.com, Inc.	0.02
Caterpillar, Inc.	0.62
CBS Corp.	0.25
CF Industries Holdings, Inc.	0.07
CH Robinson Worldwide, Inc.	0.10
Charter Communications, Inc.	0.76
Chipotle Mexican Grill, Inc.	0.12
Cintas Corp.	0.11
Cisco Systems, Inc.	1.60
Citrix Systems, Inc.	0.13
Coach, Inc.	0.13
Cognizant Technology Solutions Corp.	0.41
Comcast Corp.	1.90
Corning, Inc.	0.29
CSRA, Inc.	0.05
CSX Corp.	0.53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Cummins, Inc.	0.25%
Darden Restaurants, Inc.	0.11
Deere & Co.	0.36
Delphi Automotive PLC	0.24
Delta Air Lines, Inc.	0.40
Discovery Communications, Inc.	0.09
Dollar General Corp.	0.19
Dollar Tree, Inc.	0.17
Dover Corp.	0.13
Dow Chemical Co. (The)	0.71
DR Horton, Inc.	0.12
Dun & Bradstreet Corp. (The)	0.05
DXC Technology Co.	0.11
Eastman Chemical Co.	0.12
Eaton Corp PLC	0.35
eBay, Inc.	0.37
Ecolab, Inc.	0.36
EI du Pont de Nemours & Co.	0.71
Electronic Arts, Inc.	0.31
Emerson Electric Co.	0.39
Equifax, Inc.	0.16
Expedia, Inc.	0.19
Expeditors International of Washington, Inc.	0.10
F5 Networks, Inc.	0.09
Facebook, Inc.	3.68
Fastenal Co.	0.13
FedEx Corp.	0.54
Fidelity National Information Services, Inc.	0.29
First Solar, Inc.	0.03
Fiserv, Inc.	0.27
FLIR Systems, Inc.	0.05
Flowserve Corp.	0.06
Fluor Corp.	0.06
FMC Corp.	0.10
Foot Locker, Inc.	0.07
Ford Motor Co.	0.45
Fortive Corp.	0.19
Fortune Brands Home & Security, Inc.	0.10
Freeport-McMoRan, Inc.	0.16
Gap, Inc. (The)	0.05
Garmin Ltd.	0.06
General Dynamics Corp.	0.58
General Electric Co.	2.93
Genuine Parts Co.	0.14
Global Payments, Inc.	0.15
Goodyear Tire & Rubber Co. (The)	0.09
H&R Block, Inc.	0.07
Hanesbrands, Inc.	0.09
Harley-Davidson, Inc.	0.10
Harris Corp.	0.14
Hasbro, Inc.	0.13
Hewlett Packard Enterprise Co.	0.28
Home Depot, Inc. (The)	1.91
Honeywell International, Inc.	1.02
HP, Inc.	0.30
Illinois Tool Works, Inc.	0.46
Ingersoll-Rand PLC	0.24
Intel Corp.	1.69
International Business Machines Corp.	1.36
International Flavors & Fragrances, Inc.	0.11
Security Description	Index Weight
International Paper Co.	0.24%
Interpublic Group of Cos., Inc. (The)	0.09
Intuit, Inc.	0.33
Jacobs Engineering Group, Inc.	0.07
JB Hunt Transport Services, Inc.	0.08
Johnson Controls International PLC	0.41
Juniper Networks, Inc.	0.11
Kansas City Southern	0.11
KLA-Tencor Corp.	0.15
Kohl's Corp.	0.07
L Brands, Inc.	0.14
L3 Technologies, Inc.	0.13
Lam Research Corp.	0.24
Leggett & Platt, Inc.	0.07
Lennar Corp.	0.11
LKQ Corp.	0.10
Lockheed Martin Corp.	0.71
Lowe's Cos., Inc.	0.69
LyondellBasell Industries N.V.	0.29
Macy's, Inc.	0.07
Marriott International, Inc.	0.33
Martin Marietta Materials, Inc.	0.14
Masco Corp.	0.13
Mattel, Inc.	0.08
McDonald's Corp.	1.31
Michael Kors Holdings Ltd.	0.06
Microchip Technology, Inc.	0.18
Micron Technology, Inc.	0.32
Microsoft Corp.	5.45
Mohawk Industries, Inc.	0.15
Monsanto Co.	0.54
Mosaic Co. (The)	0.08
Motorola Solutions, Inc.	0.15
NetApp, Inc.	0.11
Netflix, Inc.	0.67
Newell Brands, Inc.	0.26
Newmont Mining Corp.	0.18
News Corp.	0.07
Nielsen Holdings PLC	0.13
NIKE, Inc.	0.79
Nordstrom, Inc.	0.06
Norfolk Southern Corp.	0.36
Northrop Grumman Corp.	0.46
Nucor Corp.	0.18
NVIDIA Corp.	0.89
Omnicom Group, Inc.	0.20
Oracle Corp.	1.52
O'Reilly Automotive, Inc.	0.22
PACCAR, Inc.	0.23
Parker-Hannifin Corp.	0.21
Paychex, Inc.	0.19
PayPal Holdings, Inc.	0.62
Pentair PLC	0.11
Pitney Bowes, Inc.	0.03
PPG Industries, Inc.	0.30
Praxair, Inc.	0.39
Priceline Group, Inc. (The)	0.93
PulteGroup, Inc.	0.08
PVH Corp.	0.09
Qorvo, Inc.	0.08

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
QUALCOMM, Inc.	0.82%
Quanta Services, Inc.	0.05
Ralph Lauren Corp.	0.04
Raytheon Co.	0.48
Red Hat, Inc.	0.18
Republic Services, Inc.	0.15
Robert Half International, Inc.	0.06
Rockwell Automation, Inc.	0.21
Rockwell Collins, Inc.	0.14
Roper Technologies, Inc.	0.23
Ross Stores, Inc.	0.24
Royal Caribbean Cruises Ltd.	0.19
Ryder System, Inc.	0.04
salesforce.com, Inc.	0.57
Scripps Networks Interactive, Inc.	0.07
Seagate Technology PLC	0.11
Sealed Air Corp.	0.10
Sherwin-Williams Co. (The)	0.29
Signet Jewelers Ltd.	0.04
Skyworks Solutions, Inc.	0.18
Snap-on, Inc.	0.09
Southwest Airlines Co.	0.38
Stanley Black & Decker, Inc.	0.21
Staples, Inc.	0.07
Starbucks Corp.	0.87
Stericycle, Inc.	0.06
Symantec Corp.	0.18
Target Corp.	0.30
TE Connectivity Ltd.	0.29
TEGNA, Inc.	0.03
Teradata Corp.	0.04
Texas Instruments, Inc.	0.80
Textron, Inc.	0.13
Tiffany & Co.	0.10
Time Warner, Inc.	0.81
TJX Cos., Inc. (The)	0.48
Total System Services, Inc.	0.10
Tractor Supply Co.	0.07
TransDigm Group, Inc.	0.14
TripAdvisor, Inc.	0.05
Twenty-First Century Fox, Inc.	0.46
Ulta Beauty, Inc.	0.18
Under Armour, Inc.	0.08
Union Pacific Corp.	0.92
United Continental Holdings, Inc.	0.22
United Parcel Service, Inc.	0.78
United Rentals, Inc.	0.10
United Technologies Corp.	0.96
Urban Outfitters, Inc.	0.02
VeriSign, Inc.	0.09
Verisk Analytics, Inc.	0.13
VF Corp.	0.19
Viacom, Inc.	0.12
Visa, Inc.	1.79
Vulcan Materials Co.	0.17
Walt Disney Co. (The)	1.61
Waste Management, Inc.	0.31
Western Digital Corp.	0.26
Western Union Co. (The)	0.10
WestRock Co.	0.15
Security Description	Index Weight
Whirlpool Corp.	0.15%
WW Grainger, Inc.	0.10
Wyndham Worldwide Corp.	0.11
Wynn Resorts Ltd.	0.11
Xerox Corp.	0.06
Xilinx, Inc.	0.17
Xylem, Inc.	0.10
Yum! Brands, Inc.	0.26
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom China Tier 2 Banks Index as of June 30, 2017.

Security Description	Index Weight
JPM Custom China Tier 2 Banks Index
Bank of Communications Co., Ltd.	12.93%
China CITIC Bank Corp., Ltd.	36.14
China Everbright Bank Co., Ltd.	2.12
China Merchants Bank Co., Ltd.	31.55
China Minsheng Banking Corp., Ltd.	13.10
Chongqing Rural Commercial Bank Co., Ltd.	4.16
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom U.S. Cyclicals Index as of June 30, 2017.

Security Description	Index Weight
JPM Custom U.S. Cyclicals Index
3M Co.	4.62%
Acuity Brands, Inc.	0.33
Advanced Micro Devices, Inc.	0.34
Allegion PLC	0.29
AMETEK, Inc.	0.52
Analog Devices, Inc.	1.01
Applied Materials, Inc.	1.59
Arconic, Inc.	0.37
Boeing Co. (The)	4.19
BorgWarner, Inc.	0.43
Broadcom Ltd.	3.33
Caterpillar, Inc.	2.34
Coach, Inc.	0.53
Cummins, Inc.	0.93
Deere & Co.	1.35
Delphi Automotive PLC	1.19
Dover Corp.	0.46
DR Horton, Inc.	0.47
Eaton Corp PLC	1.30
Emerson Electric Co.	1.43
Fastenal Co.	0.47
Flowserve Corp.	0.23
Fluor Corp.	0.24
Ford Motor Co.	2.20
Fortive Corp.	0.71
Fortune Brands Home & Security, Inc.	0.37
Garmin Ltd.	0.23
General Dynamics Corp.	2.10
General Electric Co.	8.77
General Motors Co.	2.40
Goodyear Tire & Rubber Co. (The)	0.44

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Hanesbrands, Inc.	0.35%
Harley-Davidson, Inc.	0.48
Hasbro, Inc.	0.50
Honeywell International, Inc.	3.78
Illinois Tool Works, Inc.	1.66
Ingersoll-Rand PLC	0.88
Intel Corp.	5.69
Jacobs Engineering Group, Inc.	0.25
Johnson Controls International PLC	1.51
KLA-Tencor Corp.	0.51
L3 Technologies, Inc.	0.48
Lam Research Corp.	0.82
Leggett & Platt, Inc.	0.28
Lennar Corp.	0.43
Lockheed Martin Corp.	2.58
Masco Corp.	0.46
Mattel, Inc.	0.29
Michael Kors Holdings Ltd.	0.23
Microchip Technology, Inc.	0.60
Micron Technology, Inc.	1.10
Mohawk Industries, Inc.	0.61
Newell Brands, Inc.	1.03
NIKE, Inc.	3.12
Northrop Grumman Corp.	1.67
NVIDIA Corp.	3.04
PACCAR, Inc.	0.86
Parker-Hannifin Corp.	0.79
Pentair PLC	0.41
PulteGroup, Inc.	0.28
PVH Corp.	0.36
Qorvo, Inc.	0.29
QUALCOMM, Inc.	2.91
Quanta Services, Inc.	0.19
Ralph Lauren Corp.	0.17
Raytheon Co.	1.76
Rockwell Automation, Inc.	0.77
Rockwell Collins, Inc.	0.63
Roper Technologies, Inc.	0.88
Skyworks Solutions, Inc.	0.63
Snap-on, Inc.	0.34
Stanley Black & Decker, Inc.	0.80
Texas Instruments, Inc.	2.74
Textron, Inc.	0.47
TransDigm Group, Inc.	0.50
Under Armour, Inc.	0.31
United Rentals, Inc.	0.35
United Technologies Corp.	3.40
VF Corp.	0.76
Whirlpool Corp.	0.57
WW Grainger, Inc.	0.36
Xilinx, Inc.	0.57
Xylem, Inc.	0.37
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom U.S. Defensive Index as of June 30, 2017.

Security Description	Index Weight
JPM Custom U.S. Defensive Index
AbbVie, Inc.	2.41%
AES Corp.	0.15
Agilent Technologies, Inc.	0.40
Alexion Pharmaceuticals, Inc.	0.60
Allergan PLC	1.84
Alliant Energy Corp.	0.19
Altria Group, Inc.	2.98
Ameren Corp.	0.27
American Electric Power Co., Inc.	0.70
American Water Works Co., Inc.	0.29
Amgen, Inc.	2.71
Archer-Daniels-Midland Co.	0.50
AT&T, Inc.	4.92
Biogen, Inc.	1.25
Bristol-Myers Squibb Co.	1.94
Brown-Forman Corp.	0.17
Campbell Soup Co.	0.21
Celgene Corp.	2.10
CenterPoint Energy, Inc.	0.25
CenturyLink, Inc.	0.27
Church & Dwight Co., Inc.	0.28
Clorox Co. (The)	0.35
CMS Energy Corp.	0.27
Coca-Cola Co. (The)	3.57
Colgate-Palmolive Co.	1.28
Conagra Brands, Inc.	0.31
Consolidated Edison, Inc.	0.51
Constellation Brands, Inc.	0.68
Costco Wholesale Corp.	1.48
Coty, Inc.	0.18
CVS Health Corp.	1.81
Dominion Energy, Inc.	1.01
Dr Pepper Snapple Group, Inc.	0.35
DTE Energy Co.	0.39
Duke Energy Corp.	1.21
Edison International	0.54
Eli Lilly & Co.	1.70
Entergy Corp.	0.29
Estee Lauder Cos., Inc. (The)	0.44
Eversource Energy	0.39
Exelon Corp.	0.68
FirstEnergy Corp.	0.27
General Mills, Inc.	0.68
Gilead Sciences, Inc.	1.99
Hershey Co. (The)	0.30
Hormel Foods Corp.	0.19
Illumina, Inc.	0.55
Incyte Corp.	0.43
JM Smucker Co. (The)	0.28
Johnson & Johnson	7.20
Kellogg Co.	0.37
Kimberly-Clark Corp.	0.95
Kraft Heinz Co. (The)	1.05
Kroger Co. (The)	0.45
Level 3 Communications, Inc.	0.36
Mallinckrodt PLC	0.10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
McCormick & Co., Inc.	0.23%
Merck & Co., Inc.	3.68
Mettler-Toledo International, Inc.	0.31
Molson Coors Brewing Co.	0.33
Mondelez International, Inc.	1.35
Monster Beverage Corp.	0.43
Mylan N.V.	0.36
NextEra Energy, Inc.	1.34
NiSource, Inc.	0.17
NRG Energy, Inc.	0.11
PepsiCo, Inc.	3.38
PerkinElmer, Inc.	0.15
Perrigo Co., PLC	0.22
Pfizer, Inc.	4.28
PG&E Corp.	0.71
Philip Morris International, Inc.	3.72
Pinnacle West Capital Corp.	0.20
PPL Corp.	0.54
Procter & Gamble Co. (The)	4.61
Public Service Enterprise Group, Inc.	0.45
Regeneron Pharmaceuticals, Inc.	0.73
Reynolds American, Inc.	1.09
SCANA Corp.	0.20
Sempra Energy	0.59
Southern Co. (The)	0.99
Sysco Corp.	0.52
Thermo Fisher Scientific, Inc.	1.40
Tyson Foods, Inc.	0.38
Verizon Communications, Inc.	3.93
Vertex Pharmaceuticals, Inc.	0.66
Walgreens Boots Alliance, Inc.	1.45
Wal-Mart Stores, Inc.	2.38
Waters Corp.	0.30
WEC Energy Group, Inc.	0.40
Whole Foods Market, Inc.	0.28
Xcel Energy, Inc.	0.47
Zoetis, Inc.	0.62
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom China Property Index as of June 30, 2017.

Security Description	Index Weight
JPM Custom China Property Index
China Jinmao Holdings Group Ltd.	2.83%
China Overseas Land & Investment Ltd.	20.48
China Resources Land Ltd.	13.01
China Vanke Co., Ltd.	23.71
Country Garden Holdings Co., Ltd.	15.92
Guangzhou R&F Properties Co., Ltd.	3.16
Longfor Properties Co., Ltd.	8.18
Shimao Property Holdings Ltd.	3.61
Sino-Ocean Group Holding Ltd.	2.34
SOHO China Ltd.	1.69
Sunac China Holdings Ltd.	5.07
100.00%

@    Value is less than $500.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	47.4%
Short-Term Investments	32.0
Sovereign	16.7
Other*	3.9
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $76,151,000 with net unrealized appreciation of approximately $406,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $51,000 and does not include open swap agreements with net unrealized depreciation of approximately $260,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $56,161)	$61,534
Investment in Security of Affiliated Issuer, at Value (Cost $18,583)	18,583
Total Investments in Securities, at Value (Cost $74,744)	80,117
Foreign Currency, at Value (Cost $75)	79
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2,441
Receivable for Variation Margin on Futures Contracts	2,124
Interest Receivable	636
Tax Reclaim Receivable	196
Unrealized Appreciation on Swap Agreements	85
Receivable for Fund Shares Sold	85
Dividends Receivable	24
Receivable from Affiliate	12
Other Assets	91
Total Assets	85,890
Liabilities:
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,390
Payable for Investments Purchased	2,250
Unrealized Depreciation on Swap Agreements	345
Due to Broker	285
Payable for Fund Shares Redeemed	141
Payable for Custodian Fees	105
Payable for Advisory Fees	91
Payable for Sub Transfer Agency Fees — Class I	32
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	4
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	38
Deferred Capital Gain Country Tax	13
Payable for Transfer Agency Fees — Class A	8
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	5
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	21
Total Liabilities	5,735
Net Assets	$80,155
Net Assets Consist Of:
Paid-in-Capital	$162,748
Distributions in Excess of Net Investment Income	(481)
Accumulated Net Realized Loss	(87,680)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $13 of Deferred Capital Gain Country Tax)	5,360
Futures Contracts	406
Swap Agreements	(260)
Foreign Currency Forward Exchange Contracts	51
Foreign Currency Translations	11
Net Assets	$80,155

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$67,846
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,866,397
Net Asset Value, Offering and Redemption Price Per Share	$9.88
CLASS A:
Net Assets	$7,786
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	793,170
Net Asset Value, Redemption Price Per Share	$9.82
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.54
Maximum Offering Price Per Share	$10.36
CLASS L:
Net Assets	$4,348
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	447,754
Net Asset Value, Offering and Redemption Price Per Share	$9.71
CLASS C:
Net Assets	$166
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,406
Net Asset Value, Offering and Redemption Price Per Share	$9.57
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	902
Net Asset Value, Offering and Redemption Price Per Share	$9.87

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Multi-Asset Portfolio

Consolidated Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$683
Dividends from Securities of Unaffiliated Issuers (Net of $79 of Foreign Taxes Withheld)	653
Dividends from Security of Affiliated Issuer (Note G)	152
Total Investment Income	1,488
Expenses:
Advisory Fees (Note B)	462
Custodian Fees (Note F)	111
Professional Fees	61
Sub Transfer Agency Fees — Class I	44
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	43
Shareholder Services Fees — Class A (Note D)	12
Distribution and Shareholder Services Fees — Class L (Note D)	20
Distribution and Shareholder Services Fees — Class C (Note D)	1
Registration Fees	21
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	12
Shareholder Reporting Fees	10
Organization Costs for Subsidiary	6
Directors' Fees and Expenses	3
Other Expenses	7
Total Expenses	836
Waiver of Advisory Fees (Note B)	(160)
Reimbursement of Class Specific Expenses — Class I (Note B)	(35)
Reimbursement of Class Specific Expenses — Class A (Note B)	(6)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(41)
Net Expenses	591
Net Investment Income	897
Realized Gain (Loss):
Investments Sold	1,879
Foreign Currency Forward Exchange Contracts	1,263
Foreign Currency Transactions	(21)
Futures Contracts	(1,953)
Swap Agreements	(5,160)
Net Realized Loss	(3,992)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $13)	4,065
Foreign Currency Forward Exchange Contracts	(1,893)
Foreign Currency Translations	23
Futures Contracts	685
Swap Agreements	1,475
Net Change in Unrealized Appreciation (Depreciation)	4,355
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	363
Net Increase in Net Assets Resulting from Operations	$1,260

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$897	$632
Net Realized Loss	(3,992)	(13,105)
Net Change in Unrealized Appreciation (Depreciation)	4,355	2,665
Net Increase (Decrease) in Net Assets Resulting from Operations	1,260	(9,808)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(3,297)
Class A:
Net Investment Income	—	(226)
Class C:
Net Investment Income	—	(3)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(3,526)
Capital Share Transactions:(1)
Class I:
Subscribed	12,616	12,373
Distributions Reinvested	—	3,296
Redeemed	(55,640)	(174,882)
Class A:
Subscribed	537	2,631
Distributions Reinvested	—	186
Redeemed	(5,714)	(17,814)
Class L:
Exchanged	—	660
Redeemed	(2,041)	(8,164)
Class C:
Subscribed	10	119
Distributions Reinvested	—	3
Redeemed	(117)	(248)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(50,349)	(181,840)
Total Decrease in Net Assets	(49,089)	(195,174)
Net Assets:
Beginning of Period	129,244	324,418
End of Period (Including Distributions in Excess of Net Investment Income of $(481) and $(1,378))	$80,155	$129,244

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,290	1,241
Shares Issued on Distributions Reinvested	—	350
Shares Redeemed	(5,706)	(17,884)
Net Decrease in Class I Shares Outstanding	(4,416)	(16,293)
Class A:
Shares Subscribed	56	265
Shares Issued on Distributions Reinvested	—	20
Shares Redeemed	(597)	(1,838)
Net Decrease in Class A Shares Outstanding	(541)	(1,553)
Class L:
Shares Exchanged	—	67
Shares Redeemed	(215)	(857)
Net Decrease in Class L Shares Outstanding	(215)	(790)
Class C:
Shares Subscribed	1	13
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(12)	(26)
Net Decrease in Class C Shares Outstanding	(11)	(13)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from June 22, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015(9)		2014(9)		2013(9)		December 31, 2012(9)
Net Asset Value, Beginning of Period	$9.72		$10.17		$11.55		$11.68		$10.30		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.08		0.03		0.07		(0.02)		0.03		(0.02)
Net Realized and Unrealized Gain (Loss)	0.08		(0.31)		(1.29)		0.11		1.84		0.47
Total from Investment Operations	0.16		(0.28)		(1.22)		0.09		1.87		0.45
Distributions from and/or in Excess of:
Net Investment Income	—		(0.17)		(0.16)		(0.22)		—		—
Net Realized Gain	—		—		—		(0.00	)(4)	(0.49)		(0.15)
Total Distributions	—		(0.17)		(0.16)		(0.22)		(0.49)		(0.15)
Net Asset Value, End of Period	$9.88		$9.72		$10.17		$11.55		$11.68		$10.30
Total Return (5)	1.65	%(7)	(2.75)%		(10.60)%		0.77%		18.24%		4.53	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,846		$109,692		$280,423		$495,419		$107,463		$20,496
Ratio of Expenses to Average Net Assets (10)	1.02	%(6)(8)	1.04	%(6)	1.05	%(6)	1.01	%(6)	1.03	%(6)	1.01	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	1.74	%(6)(8)	0.35	%(6)	0.60	%(6)	(0.14	)%(6)	0.25	%(6)	(0.30	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.08	%(8)	0.06%		0.04%		0.09%		0.07%		0.09	%(8)
Portfolio Turnover Rate	200	%(7)	353%		355%		264%		223%		167	%(7)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.47	%(8)	1.25%		1.14%		1.21%		1.97%		2.41	%(8)
Net Investment Income (Loss) to Average Net Assets	1.29	%(8)	0.14%		0.51%		(0.34)%		(0.69)%		(1.70	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

(9)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from June 22, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015(10)		2014(10)		2013(10)		December 31, 2012(10)
Net Asset Value, Beginning of Period	$9.68		$10.09		$11.50		$11.63		$10.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.06		(0.00	)(4)	0.03		(0.05)		0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	0.08		(0.31)		(1.28)		0.11		1.82		0.47
Total from Investment Operations	0.14		(0.31)		(1.25)		0.06		1.83		0.44
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.16)		(0.19)		—		—
Net Realized Gain	—		—		—		(0.00	)(4)	(0.49)		(0.15)
Total Distributions	—		(0.10)		(0.16)		(0.19)		(0.49)		(0.15)
Net Asset Value, End of Period	$9.82		$9.68		$10.09		$11.50		$11.63		$10.29
Total Return (5)	1.45	%(8)	(2.94)%		(11.00)%		0.55%		17.86%		4.43	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,786		$12,914		$29,123		$54,771		$13,437		$103
Ratio of Expenses to Average Net Assets (11)	1.37	%(6)(9)	1.39	%(6)	1.37	%(6)	1.30	%(6)	1.30	%(6)(7)	1.26	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.35	%(6)(9)	(0.01	)%(6)	0.27	%(6)	(0.43	)%(6)	0.07	%(6)	(0.55	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.08	%(9)	0.06%		0.04%		0.09%		0.07%		0.09	%(9)
Portfolio Turnover Rate	200	%(8)	353%		355%		264%		223%		167	%(8)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.86	%(9)	1.59%		1.47%		1.46%		2.24%		2.66	%(9)
Net Investment Income (Loss) to Average Net Assets	0.86	%(9)	(0.21)%		0.17%		(0.59)%		(0.87)%		(1.95	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

(8)  Not Annualized.

(9)  Annualized.

(10)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,								Period from June 22, 2012(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015(10)		2014(10)		2013(10)		December 31, 2012(10)
Net Asset Value, Beginning of Period	$9.60		$9.94		$11.39		$11.53		$10.26		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.05		(0.04)		(0.02)		(0.10)		(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	0.06		(0.30)		(1.27)		0.10		1.81		0.47
Total from Investment Operations	0.11		(0.34)		(1.29)		(0.00	)(4)	1.76		0.41
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.16)		(0.14)		—		—
Net Realized Gain	—		—		—		(0.00	)(4)	(0.49)		(0.15)
Total Distributions	—		—		(0.16)		(0.14)		(0.49)		(0.15)
Net Asset Value, End of Period	$9.71		$9.60		$9.94		$11.39		$11.53		$10.26
Total Return (5)	1.15	%(8)	(3.42)%		(11.37)%		0.02%		17.23%		4.13	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,348		$6,357		$14,443		$41,253		$9,513		$337
Ratio of Expenses to Average Net Assets (11)	1.88	%(6)(9)	1.85	%(6)	1.85	%(6)	1.77	%(6)	1.79	%(6)(7)	1.76	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.05	%(6)(9)	(0.43	)%(6)	(0.18	)%(6)	(0.90	)%(6)	(0.46	)%(6)	(1.05	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07	%(9)	0.06%		0.04%		0.09%		0.07%		0.09	%(9)
Portfolio Turnover Rate	200	%(8)	353%		355%		264%		223%		167	%(8)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.26	%(9)	2.02%		1.92%		1.93%		2.73%		3.16	%(9)
Net Investment Income (Loss) to Average Net Assets	0.67	%(9)	(0.60)%		(0.25)%		(1.06)%		(1.40)%		(2.45	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

(8)  Not Annualized.

(9)  Annualized.

(10)  Not consolidated.
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015(8)
Net Asset Value, Beginning of Period	$9.47		$9.93		$11.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.03		(0.09)		(0.07)
Net Realized and Unrealized Gain (Loss)	0.07		(0.28)		(0.93)
Total from Investment Operations	0.10		(0.37)		(1.00)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.16)
Net Asset Value, End of Period	$9.57		$9.47		$9.93
Total Return (4)	1.06	%(6)	(3.70)%		(9.07	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$166		$272		$420
Ratio of Expenses to Average Net Assets (9)	2.13	%(5)(7)	2.14	%(5)	2.17	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	0.71	%(5)(7)	(0.95	)%(5)	(1.07	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07	%(7)	0.06%		0.03	%(7)
Portfolio Turnover Rate	200	%(6)	353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.33	%(7)	2.88%		2.59	%(7)
Net Investment Loss to Average Net Assets	(0.49	)%(7)	(1.69)%		(1.49	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

(8)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from May 29, 2015(2) to December 31, 2015(8)
Net Asset Value, Beginning of Period	$9.72		$10.17		$11.09
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.10		0.13		0.01
Net Realized and Unrealized Gain (Loss)	0.05		(0.41)		(0.77)
Total from Investment Operations	0.15		(0.28)		(0.76)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.17)		(0.16)
Net Asset Value, End of Period	$9.87		$9.72		$10.17
Total Return (4)	1.54	%(6)	(2.65)%		(6.89	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$9		$9
Ratio of Expenses to Average Net Assets (9)	1.00	%(5)(7)	1.01	%(5)	1.04	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (9)	2.15	%(5)(7)	1.36	%(5)	0.23	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07	%(7)	0.06%		0.03	%(7)
Portfolio Turnover Rate	200	%(6)	353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.49	%(7)	22.77%		17.31	%(7)
Net Investment Loss to Average Net Assets	(17.34	)%(7)	(20.40)%		(16.04	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

(8)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Multi-Asset Portfolio. The Fund seeks total return. The Fund's ("Adviser"), Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April, 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

Effective October 3, 2016, the Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Multi-Asset Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of June 30, 2017, the Subsidiary represented approximately $16,863,000 or approximately 21.04% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) and investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$1,146		$—	$—	$1,146
Banks	6,229		—	—	6,229
Beverages	1,160		—	—	1,160
Biotechnology	1,568		—	—	1,568
Building Products	1,426		—	—	1,426
Capital Markets	765		—	—	765
Commercial Services & Supplies	230		—	—	230
Construction & Engineering	2,237		—	—	2,237
Construction Materials	535		—	—	535
Consumer Finance	2,260		—	—	2,260
Diversified Telecommunication Services	1,177		—	—	1,177
Electric Utilities	1,128		—	—	1,128
Equity Real Estate Investment Trusts (REITs)	—	@	—	—	—	@
Food & Staples Retailing	1,036		—	—	1,036
Food Products	731		—	—	731
Health Care Equipment & Supplies	1,423		—	—	1,423
Health Care Providers & Services	1,579		—	—	1,579
Health Care Technology	47		—	—	47
Hotels, Restaurants & Leisure	747		—	—	747
Household Products	999		—	—	999
Independent Power and Renewable Electricity Producers	31		—	—	31
Information Technology Services	1,527		—	—	1,527
Life Sciences Tools & Services	369		—	—	369
Media	1,005		—	—	1,005
Metals & Mining	662		—	—	662
Multi-Utilities	580		—	—	580
Personal Products	68		—	—	68
Pharmaceuticals	2,778		—	—	2,778
Professional Services	1,717		—	—	1,717
Road & Rail	358		—	—	358
Semiconductors & Semiconductor Equipment	—		—	1	1
Tobacco	1,005		—	—	1,005
Trading Companies & Distributors	225		—	—	225
Transportation Infrastructure	1,177		—	—	1,177
Water Utilities	34		—	—	34
Total Common Stocks	37,959		—	1	37,960
Fixed Income Securities
Sovereign	—		13,384	—	13,384
U.S. Treasury Security	—		3,138	—	3,138
Total Fixed Income Securities	—		16,522	—	16,522

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$18,583	$—	$—	$18,583
U.S. Treasury Security	—	7,052	—	7,052
Total Short-Term Investments	18,583	7,052	—	25,635
Foreign Currency Forward Exchange Contracts	—	2,441	—	2,441
Futures Contracts	560	—	—	560
Total Return Swap Agreements	—	85	—	85
Total Assets	57,102	26,100	1	83,203
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,390)	—	(2,390)
Futures Contracts	(154)	—	—	(154)
Total Return Swap Agreements	—	(345)	—	(345)
Total Liabilities	(154)	(2,735)	—	(2,889)
Total	$56,948	$23,365	$1	$80,314

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$2 †
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(370)
Change in unrealized appreciation (depreciation)	369
Realized gains (losses)	—
Ending Balance	$1
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$(1)

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Semiconductors & Semiconductor Equipment
Common Stock	$1	Tangible Net Asset Value Method	Tangible Net Asset Value Per Share	$0.01	$0.01	$0.01	Increase
			Discount for Recoverability of Certain Assets	75.0%	75.0%	75.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward	Currency Risk	$2,441
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	203	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	357	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	85
Total			$3,086
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward	Currency Risk	$(2,390)
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	(91	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(10	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(53	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(345)
Total			$(2,889)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,263
Commodity	Futures Contracts	(8)
Equity Risk	Futures Contracts	(1,315)
Interest Rate Risk	Futures Contracts	(630)
Credit Risk	Swap Agreements	155
Equity Risk	Swap Agreements	172
Interest Rate Risk	Swap Agreements	(5,487)
Total		$(5,850)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,893)
Commodity	Futures Contracts	(306)
Equity Risk	Futures Contracts	671
Interest Rate Risk	Futures Contracts	320
Equity Risk	Swap Agreements	751
Credit Risk	Swap Agreements	(126)
Interest Rate Risk	Swap Agreements	850
Total		$267

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$2,441	$(2,390)
Swap Agreements	85	(345)
Total	$2,526	$(2,735)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of Montreal	$7	$(7)	$—	$0
Bank of New York Mellon	2	—	—	2
Barclays Bank PLC	150	(150)	—	0
Citibank NA	1,729	(1,387)	(285)	57
Commonwealth Bank of Australia	113	(113)	—	0
Credit Suisse International	1	(1)	—	0
Goldman Sachs International	35	(35)	—	0
JPMorgan Chase Bank NA	201	(170)	—	31
State Street Bank and Trust Co.	14	(14)	—	0
UBS AG	274	(274)	—	0
Total	$2,526	$(2,151)	$(285)	$90
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$35	$—	$—	$35
Bank of Montreal	21	(7)	—	14
Barclays Bank PLC	174	(150)	(6)	18
BNP Paribas SA	172	—	—	172
Citibank NA	1,387	(1,387)	—	0
Commonwealth Bank of Australia	146	(113)	—	33
Credit Suisse International	21	(1)	—	20
Goldman Sachs International	117	(35)	—	82
JPMorgan Chase Bank NA	170	(170)	—	0
State Street Bank and Trust Co.	32	(14)	—	18
UBS AG	460	(274)	—	186
Total	$2,735	$(2,151)	$(6)	$578

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$223,597,000
Futures Contracts:
Average monthly original value	$156,399,000
Swap Agreements:
Average monthly notional amount	$25,390,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares, 2.20% for Class C shares and 1.07% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $160,000 of advisory fees were waived and approximately $44,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State

Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $86,789,000 and $72,784,000, respectively. For the six months ended June 30, 2017, purchases and sales of long-term U.S. Government securities were approximately $9,256,000 and $6,080,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $41,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$88,232	$73,464	$143,113	$152	$18,583

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned or repatriated. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,526	$—	$8,076	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses)

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Consolidated Financial Statements (unaudited) (cont'd)

on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on certain equity securities designated as issued by passive foreign investment companies, swap transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$1,078	$5,880	$(6,958)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $79,580,000 and $3,729,000 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$376	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility.

During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.9%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods and the period since the end of June 2012, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was lower than its peer group average, its total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMASAN
1859541 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	27
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Small Company Growth Portfolio Class I	$1,000.00	$1,152.30	$1,019.84	$5.34	*	$5.01	*	1.00%
Small Company Growth Portfolio Class A	1,000.00	1,151.00	1,018.10	7.20	*	6.76	*	1.35
Small Company Growth Portfolio Class L	1,000.00	1,147.30	1,015.62	9.85	*	9.25	*	1.85
Small Company Growth Portfolio Class C	1,000.00	991.90	1,002.38	1.72	**	1.73	**	2.10
Small Company Growth Portfolio Class IS	1,000.00	1,153.50	1,020.18	4.97	*	4.66	*	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 30/365 (to reflect the actual days in the period).

***  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (87.2%)
Biotechnology (1.8%)
Agios Pharmaceuticals, Inc. (a)	22,346	$1,150
Alnylam Pharmaceuticals, Inc. (a)	15,832	1,263
Bellicum Pharmaceuticals, Inc. (a)(b)	87,978	1,027
Editas Medicine, Inc. (a)(b)	60,824	1,021
Intellia Therapeutics, Inc. (a)(b)	73,843	1,181
Intrexon Corp. (a)(b)	57,913	1,395
Juno Therapeutics, Inc. (a)(b)	42,418	1,268
		8,305
Consumer Finance (0.9%)
LendingClub Corp. (a)	723,941	3,989
Health Care Equipment & Supplies (1.5%)
Penumbra, Inc. (a)	82,042	7,199
Health Care Providers & Services (3.5%)
HealthEquity, Inc. (a)	327,841	16,336
Health Care Technology (14.0%)
athenahealth, Inc. (a)	209,023	29,378
Castlight Health, Inc., Class B (a)(b)	554,101	2,300
Cotiviti Holdings, Inc. (a)	532,454	19,775
Veeva Systems, Inc., Class A (a)	230,655	14,142
		65,595
Hotels, Restaurants & Leisure (10.9%)
BJ's Restaurants, Inc. (a)	89,944	3,350
Habit Restaurants, Inc. (The) (a)	803,967	12,703
Potbelly Corp. (a)	180,083	2,071
Shake Shack, Inc., Class A (a)(b)	721,893	25,180
Zoe's Kitchen, Inc. (a)(b)	646,843	7,704
		51,008
Internet & Direct Marketing Retail (4.0%)
Etsy, Inc. (a)	279,729	4,196
MakeMyTrip Ltd. (a)	105,438	3,537
Netshoes Cayman Ltd. (a)	209,404	3,985
Wayfair, Inc., Class A (a)	91,267	7,017
		18,735
Internet Software & Services (21.0%)
Benefitfocus, Inc. (a)	101,786	3,700
Coupa Software, Inc. (a)(b)	249,448	7,229
Criteo SA ADR (France) (a)	285,835	14,020
GrubHub, Inc. (a)	579,341	25,259
MuleSoft, Inc., Class A (a)	159,413	3,976
New Relic, Inc. (a)	95,575	4,111
Okta, Inc. (a)	84,142	1,918
Shutterstock, Inc. (a)	243,381	10,728
Yelp, Inc. (a)	422,985	12,698
Zillow Group, Inc., Class C (a)	294,347	14,426
		98,065
	Shares	Value (000)
Machinery (4.6%)
Welbilt, Inc. (a)	1,132,206	$21,342
Multi-Line Retail (1.0%)
Dillard's, Inc., Class A (b)	79,886	4,609
Professional Services (7.8%)
Advisory Board Co. (The) (a)	526,458	27,113
WageWorks, Inc. (a)	141,432	9,504
		36,617
Software (11.5%)
Ellie Mae, Inc. (a)	187,293	20,585
Guidewire Software, Inc. (a)	331,138	22,752
HubSpot, Inc. (a)	59,362	3,903
Xero Ltd. (New Zealand) (a)	136,114	2,514
Zendesk, Inc. (a)	138,043	3,835
		53,589
Specialty Retail (4.7%)
Five Below, Inc. (a)	448,942	22,165
Total Common Stocks (Cost $330,580)		407,554
Preferred Stocks (6.1%)
Health Care Technology (1.2%)
Grand Rounds, Inc. Series B (a)(c)(d)(e) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	5,655
Internet Software & Services (0.7%)
Doximity, Inc. Series C (a)(c)(d)(e) (acquisition cost — $3,834; acquired 4/10/14)	795,247	3,038
Software (4.2%)
DOMO, Inc. (a)(c)(d)(e) (acquisition cost — $10,559; acquired 1/31/14 - 2/7/14)	2,554,715	16,146
Lookout, Inc. Series F (a)(c)(d)(e) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	3,610
		19,756
Total Preferred Stocks (Cost $31,231)		28,449
	Notional Amount (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY November 2017 @ CNY 7.40, Royal Bank of Scotland (Cost $278)	82,679	51

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Short-Term Investments (11.0%)
Securities held as Collateral on Loaned Securities (9.2%)
Investment Company (7.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	32,867,713	$32,868
	Face Amount (000)
Repurchase Agreements (2.2%)
Barclays Capital, Inc., (1.08%, dated 6/30/17, due 7/3/17; proceeds $3,985; fully collateralized by U.S. Government obligations; 2.13% - 2.75% due 6/30/22 - 8/15/42; valued at $4,065)	$3,985	3,985
HSBC Securities USA, Inc., (1.06%, dated 6/30/17, due 7/3/17; proceeds $3,647; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $3,722)	3,647	3,647
HSBC Securities USA, Inc., (1.07%, dated 6/30/17, due 7/3/17; proceeds $2,605; fully collateralized by a U.S. Government agency security; 5.00% due 6/1/47; valued at $2,658)	2,605	2,605
		10,237
Total Securities held as Collateral on Loaned Securities (Cost $43,105)		43,105
	Shares
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $8,184)	8,184,123	8,184
Total Short-Term Investments (Cost $51,289)		51,289
Total Investments (104.3%) (Cost $413,378) Including $42,000 of Securities Loaned (f)		487,343
Liabilities in Excess of Other Assets (–4.3%)		(20,175)
Net Assets (100.0%)		$467,168

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2017.

(c)  At June 30, 2017, the Fund held fair valued securities valued at approximately $28,449,000, representing 6.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(d)  Security has been deemed illiquid at June 30, 2017.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2017, amounts to approximately $28,449,000 and represents 6.1% of net assets.

(f)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $95,771,000 and the aggregate gross unrealized depreciation is approximately $21,806,000, resulting in net unrealized appreciation of approximately $73,965,000.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Internet Software & Services	22.8%
Other**	20.0
Software	16.5
Health Care Technology	16.0
Hotels, Restaurants & Leisure	11.5
Professional Services	8.2
Specialty Retail	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Small Company Growth Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $372,326)	$446,291
Investment in Security of Affiliated Issuer, at Value (Cost $41,052)	41,052
Total Investments in Securities, at Value (Cost $413,378)	487,343
Receivable for Investments Sold	23,658
Dividends Receivable	384
Receivable for Fund Shares Sold	328
Receivable from Affiliate	5
Other Assets	171
Total Assets	511,889
Liabilities:
Collateral on Securities Loaned, at Value	43,105
Payable for Advisory Fees	1,027
Payable for Sub Transfer Agency Fees — Class I	155
Payable for Sub Transfer Agency Fees — Class A	53
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Fund Shares Redeemed	195
Payable for Administration Fees	35
Payable for Professional Fees	21
Payable for Directors' Fees and Expenses	15
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Investments Purchased	—	@
Other Liabilities	94
Total Liabilities	44,721
Net Assets	$467,168
Net Assets Consist Of:
Paid-in-Capital	$274,297
Accumulated Net Investment Loss	(3,096)
Accumulated Net Realized Gain	122,002
Unrealized Appreciation (Depreciation) on:
Investments	73,965
Foreign Currency Translations	(—	@)
Net Assets	$467,168

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$241,044
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,777,152
Net Asset Value, Offering and Redemption Price Per Share	$15.28
CLASS A:
Net Assets	$54,700
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,054,833
Net Asset Value, Redemption Price Per Share	$13.49
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.75
Maximum Offering Price Per Share	$14.24
CLASS L:
Net Assets	$1,619
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	124,392
Net Asset Value, Offering and Redemption Price Per Share	$13.01
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	736
Net Asset Value, Offering and Redemption Price Per Share	$13.48
CLASS IS:
Net Assets	$169,795
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,077,907
Net Asset Value, Offering and Redemption Price Per Share	$15.33
(1) Including: Securities on Loan, at Value:	$42,000

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Small Company Growth Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Income from Securities Loaned — Net	$417
Dividends from Securities of Unaffiliated Issuers	88
Dividends from Security of Affiliated Issuer (Note G)	51
Interest from Securities of Unaffiliated Issuers	(149)@@
Total Investment Income	407
Expenses:
Advisory Fees (Note B)	2,667
Sub Transfer Agency Fees — Class I	193
Sub Transfer Agency Fees — Class A	69
Sub Transfer Agency Fees — Class L	2
Administration Fees (Note C)	232
Shareholder Services Fees — Class A (Note D)	85
Distribution and Shareholder Services Fees — Class L (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Professional Fees	53
Shareholder Reporting Fees	36
Registration Fees	27
Custodian Fees (Note F)	19
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	8
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	— @
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	11
Pricing Fees	3
Other Expenses	18
Expenses Before Non Operating Expenses	3,440
Bank Overdraft Expense	13
Total Expenses	3,453
Waiver of Advisory Fees (Note B)	(370)
Reimbursement of Class Specific Expenses — Class I (Note B)	(112)
Reimbursement of Class Specific Expenses — Class A (Note B)	(19)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(18)
Net Expenses	2,930
Net Investment Loss	(2,523)
Realized Gain (Loss):
Investments Sold	100,953
Foreign Currency Transactions	(13)
Net Realized Gain	100,940
Change in Unrealized Appreciation (Depreciation):
Investments	(13,984)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(13,984)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	86,956
Net Increase in Net Assets Resulting from Operations	$84,433

@  Amount is less than $500.

@@  Relates to reversal of previously accrued income for written off security.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Small Company Growth Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(2,523)	$26
Net Realized Gain	100,940	52,262
Net Change in Unrealized Appreciation (Depreciation)	(13,984)	(85,970)
Net Increase (Decrease) in Net Assets Resulting from Operations	84,433	(33,682)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(13,037)
Class A:
Net Realized Gain	—	(3,815)
Class L:
Net Realized Gain	—	(61)
Class IS:
Net Realized Gain	—	(12,878)
Total Distributions	—	(29,791)
Capital Share Transactions:(1)
Class I:
Subscribed	25,892	66,765
Distributions Reinvested	—	11,844
Redeemed	(128,744)	(467,089)
Class A:
Subscribed	4,363	9,837
Distributions Reinvested	—	3,802
Redeemed	(47,105)	(57,910)
Class L:
Distributions Reinvested	—	61
Redeemed	(122)	(323)
Class C:
Subscribed	10 *	—
Class IS:
Subscribed	53,150	47,147
Distributions Reinvested	—	12,801
Redeemed	(281,642)	(323,566)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(374,198)	(696,631)
Redemption Fees	14	8
Total Decrease in Net Assets	(289,751)	(760,096)
Net Assets:
Beginning of Period	756,919	1,517,015
End of Period (Including Accumulated Net Investment Loss of $(3,096) and $(573))	$467,168	$756,919

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,810	5,147
Shares Issued on Distributions Reinvested	—	889
Shares Redeemed	(9,111)	(35,214)
Net Decrease in Class I Shares Outstanding	(7,301)	(29,178)
Class A:
Shares Subscribed	348	856
Shares Issued on Distributions Reinvested	—	322
Shares Redeemed	(3,788)	(4,837)
Net Decrease in Class A Shares Outstanding	(3,440)	(3,659)
Class L:
Shares Issued on Distributions Reinvested	—	5
Shares Redeemed	(10)	(28)
Net Decrease in Class L Shares Outstanding	(10)	(23)
Class C:
Shares Subscribed	1 *	—
Net Increase in Class C Shares Outstanding	1	—
Class IS:
Shares Subscribed	3,734	3,684
Shares Issued on Distributions Reinvested	—	958
Shares Redeemed	(19,860)	(25,375)
Net Decrease in Class IS Shares Outstanding	(16,126)	(20,733)

*  For the period May 31, 2017 through June 30, 2017.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Small Company Growth Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$13.26		$13.75		$16.50		$20.55		$14.16		$12.64
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.06)		0.00	(3)	(0.05)		(0.06)		(0.09)		(0.03)
Net Realized and Unrealized Gain (Loss)	2.08		(0.05)		(1.51)		(2.04)		8.77		2.19
Total from Investment Operations	2.02		(0.05)		(1.56)		(2.10)		8.68		2.16
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.44)		(1.19)		(1.95)		(2.29)		(0.64)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$15.28		$13.26		$13.75		$16.50		$20.55		$14.16
Total Return (4)	15.23	%(8)	(0.35)%		(9.58)%		(9.68)%		62.26%		17.10%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$241,044		$305,945		$718,386		$1,156,812		$2,017,558		$1,143,640
Ratio of Expenses to Average Net Assets (10)	1.00	%(5)(9)	1.02	%(5)(6)	1.05	%(5)	1.05	%(5)	1.04	%(5)	1.05	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%(5)(9)	N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	(0.86	)%(5)(9)	0.02	%(5)	(0.29	)%(5)	(0.34	)%(5)	(0.49	)%(5)	(0.20	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	46	%(8)	51%		42%		53%		43%		22%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.22	%(9)	1.17%		1.11%		1.13%		1.08%		1.12%
Net Investment Loss to Average Net Assets	(1.08	)%(9)	(0.13)%		(0.35)%		(0.42)%		(0.53)%		(0.27)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I share. Prior to July 1, 2016, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Small Company Growth Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.72		$12.25		$14.89		$18.83		$13.13		$11.80
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.08)		(0.04)		(0.09)		(0.11)		(0.13)		(0.06)
Net Realized and Unrealized Gain (Loss)	1.85		(0.05)		(1.36)		(1.88)		8.12		2.03
Total from Investment Operations	1.77		(0.09)		(1.45)		(1.99)		7.99		1.97
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.44)		(1.19)		(1.95)		(2.29)		(0.64)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.49		$11.72		$12.25		$14.89		$18.83		$13.13
Total Return (4)	15.10	%(9)	(0.73)%		(9.88)%		(9.98)%		61.88%		16.70%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$54,700		$87,864		$136,621		$186,307		$282,632		$156,824
Ratio of Expenses to Average Net Assets (11)	1.35	%(5)(10)	1.37	%(5)(7)	1.37	%(5)	1.38	%(5)	1.31	%(5)(6)	1.30	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.35	%(5)(10)	N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets (11)	(1.20	)%(5)(10)	(0.35	)%(5)	(0.61	)%(5)	(0.67	)%(5)	(0.75	)%(5)	(0.45	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	46	%(9)	51%		42%		53%		43%		22%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.53	%(10)	1.45%		1.38%		N/A		1.35%		1.37%
Net Investment Loss to Average Net Assets	(1.38	)%(10)	(0.43)%		(0.62)%		N/A		(0.79)%		(0.52)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2016, the maximum ratio was 1.40% for Class A shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Small Company Growth Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.34		$11.92		$14.60		$18.60		$13.06		$11.79
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.10)		(0.10)		(0.16)		(0.19)		(0.21)		(0.12)
Net Realized and Unrealized Gain (Loss)	1.77		(0.04)		(1.33)		(1.86)		8.04		2.03
Total from Investment Operations	1.67		(0.14)		(1.49)		(2.05)		7.83		1.91
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.44)		(1.19)		(1.95)		(2.29)		(0.64)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	(0.00	)(3)
Net Asset Value, End of Period	$13.01		$11.34		$11.92		$14.60		$18.60		$13.06
Total Return (4)	14.73	%(9)	(1.17)%		(10.36)%		(10.43)%		60.97%		16.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,619		$1,524		$1,874		$2,370		$2,632		$1,696
Ratio of Expenses to Average Net Assets (11)	1.85	%(5)(10)	1.87	%(5)(7)	1.90	%(5)	1.90	%(5)	1.83	%(5)(6)	1.80	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.85	%(5)(10)	N/A		N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets (11)	(1.71	)%(5)(10)	(0.88	)%(5)	(1.13	)%(5)	(1.16	)%(5)	(1.27	)%(5)	(0.95	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	46	%(9)	51%		42%		53%		43%		22%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.23	%(10)	2.21%		2.10%		2.02%		1.92%		1.87%
Net Investment Loss to Average Net Assets	(2.09	)%(10)	(1.22)%		(1.33)%		(1.28)%		(1.36)%		(1.02)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2016, the maximum ratio was 1.90% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Small Company Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Period from May 31, 2017(1) to June 30, 2017 (unaudited)
Net Asset Value, Beginning of Period	$13.59
Loss from Investment Operations:
Net Investment Loss (2)	(0.02)
Net Realized and Unrealized Loss	(0.09)
Total from Investment Operations	(0.11)
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$13.48
Total Return (4)	(0.81	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (9)	2.10	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(1.94	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)
Portfolio Turnover Rate	46	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	15.76	%(8)
Net Investment Loss to Average Net Assets	(15.60	)%(8)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

Small Company Growth Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$13.29		$13.77		$16.51		$20.55		$19.51
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.06)		0.01		(0.03)		(0.03)		(0.02)
Net Realized and Unrealized Gain (Loss)	2.10		(0.05)		(1.52)		(2.06)		3.15
Total from Investment Operations	2.04		(0.04)		(1.55)		(2.09)		3.13
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.44)		(1.19)		(1.95)		(2.09)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$15.33		$13.29		$13.77		$16.51		$20.55
Total Return (5)	15.35	%(10)	(0.28)%		(9.52)%		(9.63)%		16.50	%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$169,795		$361,586		$660,134		$671,885		$125,351
Ratio of Expenses to Average Net Assets (12)	0.93	%(7)(11)	0.95	%(6)(8)	0.98	%(6)	0.97	%(6)	0.97	%(6)(7)(11)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.93	%(7)(11)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (12)	(0.79	)%(7)(11)	0.08	%(6)	(0.21	)%(6)	(0.17	)%(6)	(0.30	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)(11)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01	%(11)
Portfolio Turnover Rate	46	%(10)	51%		42%		53%		43	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06	%(11)	1.03%		0.99%		0.98%		0.99	%(11)
Net Investment Loss to Average Net Assets	(0.92	)%(11)	(0.00	)%(9)	(0.22)%		(0.18)%		(0.32	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

(8)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares. Prior to July 1, 2016, the maximum ratio was 0.98% for Class IS shares.

(9)  Amount is less than 0.005%.

(10)  Not Annualized.

(11)  Annualized.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On May 31, 2017, the Fund recommenced offering Class I, Class A and Class IS shares and commenced offering Class C shares. The Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$8,305	$—	$—	$8,305
Consumer Finance	3,989	—	—	3,989
Health Care Equipment & Supplies	7,199	—	—	7,199
Health Care Providers & Services	16,336	—	—	16,336
Health Care Technology	65,595	—	—	65,595
Hotels, Restaurants & Leisure	51,008	—	—	51,008
Internet & Direct Marketing Retail	18,735	—	—	18,735
Internet Software & Services	98,065	—	—	98,065
Machinery	21,342	—	—	21,342
Multi-Line Retail	4,609	—	—	4,609
Professional Services	36,617	—	—	36,617
Software	53,589	—	—	53,589
Specialty Retail	22,165	—	—	22,165
Total Common Stocks	407,554	—	—	407,554
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$28,449	$28,449
Call Option Purchased	—	51	—	51
Short-Term Investments
Investment Company	41,052	—	—	41,052
Repurchase Agreements	—	10,237	—	10,237
Total Short-Term Investments	41,052	10,237	—	51,289
Total Assets	$448,606	$10,288	$28,449	$487,343

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stocks (000)
Beginning Balance	$62,200
Purchases	—
Sales	(40,595)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	6,508
Realized gains (losses)	336
Ending Balance	$28,449
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$7,631

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Health Care Technology
Preferred Stock	$5,655	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	6.3	x	19.9	x	6.8	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input	Range	Selected Value	Impact to Valuation from an Increase in Input
Internet Software & Services
Preferred Stock	$3,038	Market Transaction Method	Precedent Transaction	$3.63	$3.63	$3.63	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	24.0%	26.0%	25.0%	Decrease
Perpetual Growth Rate	3.0%	4.0%	3.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	2.6	x	10.1	x	7.5	x	Increase
Discount for Lack of Marketability	20.0%	20.0%	20.0%	Decrease
Software
Preferred Stocks	$16,146	Market Transaction Method	Precedent Transaction	$8.43	$8.43	$8.43	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	16.5%	18.5%	17.5%	Decrease
Perpetual Growth Rate	3.0%	4.0%	3.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	3.0x	7.7	x	6.0	x	Increase
Discount for Lack of Marketability	20.0%	20.0%	20.0%	Decrease
$3,610	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%	21.0%	20.0%	Decrease
Perpetual Growth Rate	3.0%	4.0%	3.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	4.8x	6.6	x	5.0	x	Increase
Discount for Lack of Marketability	20.0%	20.0%	20.0%	Decrease

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$51	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(460)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(187)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At June 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$51	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$51	$—		$51

For the six months ended June 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	102,491,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$42,000	(e)	$—	$(42,000	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

(f) The Fund received cash collateral of approximately $43,105,000, which was subsequently invested in Repurchases Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $287,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$42,000	$—	$—	$—	$42,000
Total Borrowings	$42,000	$—	$—	$—	$42,000
Gross amount of recognized liabilities for securities lending transactions					$42,000

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the six months ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $370,000 of advisory fees were waived and approximately $135,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the

Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $246,081,000 and $603,604,000, respectively. There were no purchases and sales

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $18,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$89,258	$300,004	$348,210	$51	$41,052

During the six months ended June 30, 2017, the Fund incurred approximately $13,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$29,791	$—	$126,283

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and basis adjustments on partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$543	$2,869	$(3,412)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$44,122

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$506	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 42.0%.

K. Accounting Pronouncement: In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with report ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Fund's contractual management fee was higher than its peer group average, its actual management fee was lower than its peer group average. The Board also noted that the total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGSAN
1858417 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	12
Investment Advisory Agreement Approval	18
Privacy Notice	20
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in US Core Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$1,074.60	$1,020.93	$4.01	$3.91	0.78%
US Core Portfolio Class A	1,000.00	1,071.80	1,019.09	5.91	5.76	1.15
US Core Portfolio Class C	1,000.00	1,069.20	1,015.37	9.75	9.49	1.90
US Core Portfolio Class IS	1,000.00	1,074.60	1,021.08	3.86	3.76	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
Aerospace & Defense (4.6%)
Northrop Grumman Corp.	2,020	$519
Banks (5.2%)
JPMorgan Chase & Co.	6,450	589
Biotechnology (2.9%)
Amgen, Inc.	923	159
Celgene Corp. (a)	1,293	168
		327
Capital Markets (10.1%)
Ameriprise Financial, Inc.	4,411	561
Franklin Resources, Inc.	12,832	575
		1,136
Consumer Finance (2.1%)
Synchrony Financial	7,824	233
Electrical Equipment (1.5%)
Emerson Electric Co.	2,916	174
Energy Equipment & Services (3.4%)
National Oilwell Varco, Inc.	7,388	243
Schlumberger Ltd.	2,045	135
		378
Equity Real Estate Investment Trusts (REITs) (2.1%)
Hudson Pacific Properties, Inc. REIT	7,070	242
Health Care Equipment & Supplies (3.9%)
Danaher Corp.	5,199	439
Health Care Providers & Services (3.0%)
Cigna Corp.	2,014	337
Hotels, Restaurants & Leisure (7.2%)
Hilton Worldwide Holdings, Inc.	6,433	398
Starbucks Corp.	7,123	415
		813
Household Durables (1.6%)
Newell Brands, Inc.	3,284	176
Information Technology Services (6.1%)
Mastercard, Inc., Class A	5,620	683
Internet & Direct Marketing Retail (5.9%)
Priceline Group, Inc. (The) (a)	356	666
Internet Software & Services (6.5%)
Alphabet, Inc., Class A (a)	789	733
Machinery (4.8%)
Illinois Tool Works, Inc.	3,732	535
Media (5.9%)
Comcast Corp., Class A	16,988	661
Multi-Line Retail (0.4%)
Target Corp.	875	46
Pharmaceuticals (4.2%)
Allergan PLC	1,957	476
	Shares	Value (000)
Semiconductors & Semiconductor Equipment (7.7%)
Broadcom Ltd.	1,123	$262
QUALCOMM, Inc.	5,587	308
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	8,597	301
		871
Software (3.5%)
VMware, Inc., Class A (a)	4,555	398
Tech Hardware, Storage & Peripherals (5.9%)
Apple, Inc.	4,592	661
Total Common Stocks (Cost $9,902)		11,093
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $74)	74,017	74
Total Investments (99.2%) (Cost $9,976) (b)		11,167
Other Assets in Excess of Liabilities (0.8%)		91
Net Assets (100.0%)		$11,258

(a)  Non-income producing security.

(b)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $1,303,000 and the aggregate gross unrealized depreciation is approximately $112,000, resulting in net unrealized appreciation of approximately $1,191,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	39.0%
Capital Markets	10.2
Semiconductors & Semiconductor Equipment	7.8
Hotels, Restaurants & Leisure	7.3
Internet Software & Services	6.5
Information Technology Services	6.1
Internet & Direct Marketing Retail	6.0
Media	5.9
Tech Hardware, Storage & Peripherals	5.9
Banks	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

US Core Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,902)	$11,093
Investment in Security of Affiliated Issuer, at Value (Cost $74)	74
Total Investments in Securities, at Value (Cost $9,976)	11,167
Due from Adviser	53
Dividends Receivable	17
Receivable from Affiliate	—	@
Other Assets	49
Total Assets	11,286
Liabilities:
Payable for Offering Costs	18
Payable for Professional Fees	5
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Custodian Fees	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	2
Total Liabilities	28
Net Assets	$11,258
Net Assets Consist of:
Paid-in-Capital	$10,266
Accumulated Undistributed Net Investment Income	5
Accumulated Net Realized Loss	(204)
Unrealized Appreciation (Depreciation) on:
Investments	1,191
Net Assets	$11,258
CLASS I:
Net Assets	$8,071
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	718,578
Net Asset Value, Offering and Redemption Price Per Share	$11.23
CLASS A:
Net Assets	$1,541
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	137,684
Net Asset Value, Redemption Price Per Share	$11.19
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.62
Maximum Offering Price Per Share	$11.81
CLASS C:
Net Assets	$1,635
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	146,889
Net Asset Value, Offering and Redemption Price Per Share	$11.13
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.23

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

US Core Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$93
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	93
Expenses:
Offering Costs	48
Professional Fees	44
Advisory Fees (Note B)	32
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	7
Registration Fees	7
Shareholder Reporting Fees	4
Administration Fees (Note C)	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	2
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Directors' Fees and Expenses	1
Pricing Fees	1
Other Expenses	7
Total Expenses	163
Expenses Reimbursed by Adviser (Note B)	(78)
Waiver of Advisory Fees (Note B)	(32)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	52
Net Investment Income	41
Realized Loss:
Investments Sold	(127)
Change in Unrealized Appreciation (Depreciation):
Investments	843
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	716
Net Increase in Net Assets Resulting from Operations	$757

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

US Core Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$41	$42
Net Realized Loss	(127)	(77)
Net Change in Unrealized Appreciation (Depreciation)	843	348
Net Increase in Net Assets Resulting from Operations	757	313
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(64)
Class A:
Net Investment Income	—	(11)
Class C:
Net Investment Income	—	(6)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(81)
Capital Share Transactions:(1)
Class I:
Subscribed	298	7,645
Distributions Reinvested	—	14
Redeemed	(97)	(560)
Class A:
Subscribed	111	1,488
Distributions Reinvested	—	11
Redeemed	(81)	(104)
Class C:
Subscribed	213	1,366
Distributions Reinvested	—	6
Redeemed	(50)	(1)
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	394	9,875
Total Increase in Net Assets	1,151	10,107
Net Assets:
Beginning of Period	10,107	—
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $5 and $(36), respectively)	$11,258	$10,107
(1) Capital Share Transactions:
Class I:
Shares Subscribed	27	754
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(8)	(55)
Net Increase in Class I Shares Outstanding	19	700
Class A:
Shares Subscribed	10	144
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(7)	(10)
Net Increase in Class A Shares Outstanding	3	135
Class C:
Shares Subscribed	20	131
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(5)	(— @@)
Net Increase in Class C Shares Outstanding	15	132
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

US Core Portfolio

	Class I
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.45		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05		0.07
Net Realized and Unrealized Gain	0.73		0.48
Total from Investment Operations	0.78		0.55
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)
Net Asset Value, End of Period	$11.23		$10.45
Total Return (3)	7.46	%(6)	5.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,071		$7,314
Ratio of Expenses to Average Net Assets (8)	0.78	%(4)(7)	0.77	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.94	%(4)(7)	1.12	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	33	%(6)	28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.83	%(7)	3.62	%(7)
Net Investment Loss to Average Net Assets	(1.11	)%(7)	(1.73	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

US Core Portfolio

	Class A
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.44		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.03		0.04
Net Realized and Unrealized Gain	0.72		0.49
Total from Investment Operations	0.75		0.53
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)
Net Asset Value, End of Period	$11.19		$10.44
Total Return (3)	7.18	%(6)	5.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,541		$1,406
Ratio of Expenses to Average Net Assets (8)	1.15	%(4)(7)	1.15	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.57	%(4)(7)	0.66	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	33	%(6)	28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.22	%(7)	4.12	%(7)
Net Investment Loss to Average Net Assets	(1.50	)%(7)	(2.31	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

US Core Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.41		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.01)		(0.00	)(3)
Net Realized and Unrealized Gain	0.73		0.48
Total from Investment Operations	0.72		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)
Net Asset Value, End of Period	$11.13		$10.41
Total Return (4)	6.92	%(7)	4.79	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,635		$1,377
Ratio of Expenses to Average Net Assets (9)	1.90	%(5)(8)	1.90	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.16	)%(5)(8)	(0.05	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)(8)
Portfolio Turnover Rate	33	%(7)	28	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.97	%(8)	4.99	%(8)
Net Investment Loss to Average Net Assets	(2.23	)%(8)	(3.14	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

US Core Portfolio

	Class IS
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.45		$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05		0.07
Net Realized and Unrealized Gain	0.73		0.48
Total from Investment Operations	0.78		0.55
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)
Net Asset Value, End of Period	$11.23		$10.45
Total Return (3)	7.46	%(6)	5.52	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10
Ratio of Expenses to Average Net Assets (8)	0.75	%(4)(7)	0.75	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.96	%(4)(7)	1.17	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)(7)
Portfolio Turnover Rate	33	%(6)	28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.91	%(7)	19.22	%(7)
Net Investment Loss to Average Net Assets	(16.20	)%(7)	(17.30	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the US Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in

12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$519	$—	$—	$519
Banks	589	—	—	589
Biotechnology	327	—	—	327
Capital Markets	1,136	—	—	1,136
Consumer Finance	233	—	—	233
Electrical Equipment	174	—	—	174
Energy Equipment & Services	378	—	—	378
Equity Real Estate Investment Trusts (REITs)	242	—	—	242
Health Care Equipment & Supplies	439	—	—	439
Health Care Providers & Services	337	—	—	337
Hotels, Restaurants & Leisure	813	—	—	813
Household Durables	176	—	—	176
Information Technology Services	683	—	—	683
Internet & Direct Marketing Retail	666	—	—	666
Internet Software & Services	733	—	—	733
Machinery	535	—	—	535
Media	661	—	—	661
Multi-Line Retail	46	—	—	46
Pharmaceuticals	476	—	—	476
Semiconductors & Semiconductor Equipment	871	—	—	871
Software	398	—	—	398
Tech Hardware, Storage & Peripherals	661	—	—	661
Total Common Stocks	11,093	—	—	11,093
Short-Term Investment
Investment Company	74	—	—	74
Total Assets	$11,167	$—	$—	$11,167

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Indemnifications:  The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the period ended June 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's

14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended June 30, 2017, approximately $32,000 of advisory fees were waived and approximately $79,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer

Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $4,724,000 and $3,467,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended June 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the period ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2017 (000)
$581	$1,220	$1,727	$—	@	$74

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2016 was as follows:

2016 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)
$78	$3

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a distribution in excess of current earnings, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$3	$—	$(3)

At December 31, 2016, the Fund had no distributable earnings on a tax basis.

At December 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $52,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.0%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which,

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the period since the end of May 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AN CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

23

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPSAN
1860545 EXP. 08.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Semi-Annual Report

June 30, 2017

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	16
Investment Advisory Agreement Approval	23
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2017

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Actual Ending Account Value 6/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$991.00	$1,019.84	$4.94	$5.01	1.00%
U.S. Real Estate Portfolio Class A	1,000.00	989.30	1,018.20	6.56	6.66	1.33
U.S. Real Estate Portfolio Class L	1,000.00	986.10	1,015.62	9.11	9.25	1.85
U.S. Real Estate Portfolio Class C	1,000.00	984.70	1,014.38	10.33	10.49	2.10
U.S. Real Estate Portfolio Class IS	1,000.00	990.70	1,020.28	4.49	4.56	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.3%)
Apartments (12.6%)
Apartment Investment & Management Co., Class A REIT	120,703	$5,187
AvalonBay Communities, Inc. REIT	58,033	11,152
Camden Property Trust REIT	236,213	20,198
Education Realty Trust, Inc. REIT	31,187	1,208
Equity Residential REIT	506,906	33,370
Essex Property Trust, Inc. REIT	56,820	14,618
Monogram Residential Trust, Inc. REIT	161,570	1,569
		87,302
Commercial Financing (0.9%)
Blackstone Mortgage Trust, Inc., Class A REIT	105,216	3,325
Starwood Property Trust, Inc. REIT	132,540	2,967
		6,292
Data Centers (2.8%)
Digital Realty Trust, Inc. REIT	79,149	8,940
QTS Realty Trust, Inc., Class A REIT	199,708	10,451
		19,391
Diversified (7.7%)
VEREIT, Inc. REIT	876,530	7,135
Vornado Realty Trust REIT	496,196	46,593
		53,728
Free Standing (0.9%)
National Retail Properties, Inc. REIT	135,821	5,311
Spirit Realty Capital, Inc. REIT	133,210	987
		6,298
Health Care (8.5%)
HCP, Inc. REIT	134,047	4,284
Healthcare Realty Trust, Inc. REIT	362,122	12,367
Healthcare Trust of America, Inc., Class A REIT	188,519	5,865
MedEquities Realty Trust, Inc. REIT	208,667	2,633
Ventas, Inc. REIT	281,900	19,586
Welltower, Inc. REIT	189,259	14,166
		58,901
Industrial (5.0%)
DCT Industrial Trust, Inc. REIT	130,132	6,954
Duke Realty Corp. REIT	75,015	2,097
Exeter Industrial Value Fund, LP REIT (See Note A-4) (a)(b)(c)(d)	7,905,000	1,953
Liberty Property Trust REIT	10,707	436
ProLogis, Inc. REIT	300,946	17,647
Rexford Industrial Realty, Inc. REIT	212,626	5,834
		34,921
Lodging/Resorts (7.9%)
Chesapeake Lodging Trust REIT	382,775	9,366
Hilton Worldwide Holdings, Inc.	111,893	6,921
Host Hotels & Resorts, Inc. REIT	1,175,603	21,478
	Shares	Value (000)
LaSalle Hotel Properties REIT	578,004	$17,225
		54,990
Manufactured Homes (0.4%)
Equity Lifestyle Properties, Inc. REIT	32,219	2,782
Office (14.4%)
Alexandria Real Estate Equities, Inc. REIT	48,872	5,888
Boston Properties, Inc. REIT	312,053	38,389
BRCP REIT II, LP (See Note A-4) (a)(b)(c)(d)	8,363,574	1,899
Columbia Property Trust, Inc. REIT	154,565	3,459
Corporate Office Properties Trust REIT	61,304	2,147
Cousins Properties, Inc. REIT	501,635	4,409
Douglas Emmett, Inc. REIT	120,912	4,620
Hudson Pacific Properties, Inc. REIT	189,578	6,482
Kilroy Realty Corp. REIT	102,103	7,673
Mack-Cali Realty Corp. REIT	302,908	8,221
Paramount Group, Inc. REIT	838,021	13,408
SL Green Realty Corp. REIT	29,190	3,088
		99,683
Regional Malls (21.7%)
CBL & Associates Properties, Inc. REIT	29,345	247
GGP, Inc. REIT	1,576,891	37,152
Macerich Co. (The) REIT	232,090	13,475
Pennsylvania Real Estate Investment Trust REIT	176,291	1,996
Simon Property Group, Inc. REIT	585,737	94,749
Taubman Centers, Inc. REIT	41,990	2,500
		150,119
Self Storage (7.2%)
CubeSmart REIT	124,259	2,987
Life Storage, Inc. REIT	111,589	8,269
Public Storage REIT	184,518	38,477
		49,733
Shopping Centers (6.8%)
Brixmor Property Group, Inc. REIT	271,196	4,849
DDR Corp. REIT	234,010	2,123
Federal Realty Investment Trust REIT	21,559	2,725
Kimco Realty Corp. REIT	48,140	883
Regency Centers Corp. REIT	486,165	30,453
Tanger Factory Outlet Centers, Inc. REIT	245,033	6,366
		47,399
Single Family Homes (1.5%)
American Homes 4 Rent, Class A REIT	144,714	3,266
Colony Starwood Homes REIT	194,952	6,689
Invitation Homes, Inc. REIT	9,140	198
		10,153
Specialty (1.0%)
Gaming and Leisure Properties, Inc. REIT	190,313	7,169
Total Common Stocks (Cost $514,537)		688,861

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

	Shares	Value (000)
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $6,208)	6,207,602	$6,208
Total Investments (100.2%) (Cost $520,745) (e)		695,069
Liabilities in Excess of Other Assets (–0.2%)		(1,723)
Net Assets (100.0%)		$693,346

(a)  Non-income producing security.

(b)  At June 30, 2017, the Fund held fair valued securities valued at approximately $3,852,000, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(c)  Security has been deemed illiquid at June 30, 2017.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $3,819,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $0. At June 30, 2017, these securities had an aggregate market value of approximately $3,852,000, representing 0.6% of net assets.

(e)  At June 30, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $185,312,000 and the aggregate gross unrealized depreciation is approximately $10,988,000, resulting in net unrealized appreciation of approximately $174,324,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	21.6%
Office	14.3
Apartments	12.6
Health Care	8.5
Other*	8.4
Lodging/Resorts	7.9
Diversified	7.7
Self Storage	7.2
Shopping Centers	6.8
Industrial	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	June 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $514,537)	$688,861
Investment in Security of Affiliated Issuer, at Value (Cost $6,208)	6,208
Total Investments in Securities, at Value (Cost $520,745)	695,069
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	3,608
Dividends Receivable	2,544
Receivable for Fund Shares Sold	920
Receivable from Affiliate	4
Other Assets	123
Total Assets	702,269
Liabilities:
Payable for Investments Purchased	3,929
Payable for Fund Shares Redeemed	3,285
Payable for Advisory Fees	1,382
Payable for Sub Transfer Agency Fees — Class I	130
Payable for Sub Transfer Agency Fees — Class A	23
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Administration Fees	46
Payable for Directors' Fees and Expenses	26
Payable for Professional Fees	24
Payable for Shareholder Services Fees — Class A	13
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	10
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	43
Total Liabilities	8,923
Net Assets	$693,346
Net Assets Consist Of:
Paid-in-Capital	$469,517
Accumulated Undistributed Net Investment Income	7,324
Accumulated Net Realized Gain	42,181
Unrealized Appreciation (Depreciation) on:
Investments	174,324
Foreign Currency Translations	(—	@)
Net Assets	$693,346

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2017 (000)
CLASS I:
Net Assets	$415,236
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	24,445,921
Net Asset Value, Offering and Redemption Price Per Share	$16.99
CLASS A:
Net Assets	$63,905
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,871,588
Net Asset Value, Redemption Price Per Share	$16.51
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.91
Maximum Offering Price Per Share	$17.42
CLASS L:
Net Assets	$2,985
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	181,187
Net Asset Value, Offering and Redemption Price Per Share	$16.47
CLASS C:
Net Assets	$467
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,494
Net Asset Value, Offering and Redemption Price Per Share	$16.39
CLASS IS:
Net Assets	$210,753
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,403,656
Net Asset Value, Offering and Redemption Price Per Share	$16.99

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017 (unaudited)

U.S. Real Estate Portfolio

Statement of Operations	Six Months Ended June 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$12,905
Dividends from Security of Affiliated Issuer (Note G)	17
Total Investment Income	12,922
Expenses:
Advisory Fees (Note B)	2,838
Administration Fees (Note C)	290
Sub Transfer Agency Fees — Class I	207
Sub Transfer Agency Fees — Class A	54
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	87
Distribution and Shareholder Services Fees — Class L (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	2
Professional Fees	47
Shareholder Reporting Fees	38
Registration Fees	35
Transfer Agency Fees — Class I (Note E)	14
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	16
Directors' Fees and Expenses	11
Pricing Fees	2
Other Expenses	9
Expenses Before Non Operating Expenses	3,674
Bank Overdraft Expense	1
Total Expenses	3,675
Reimbursement of Class Specific Expenses — Class I (Note B)	(12)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	3,657
Net Investment Income	9,265
Realized Gain:
Investments Sold	40,021
Change in Unrealized Appreciation (Depreciation):
Investments	(56,511)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(56,511)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(16,490)
Net Decrease in Net Assets Resulting from Operations	$(7,225)

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,265	$13,938
Net Realized Gain	40,021	52,824
Net Change in Unrealized Appreciation (Depreciation)	(56,511)	(13,149)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,225)	53,613
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,753)	(10,756)
Net Realized Gain	—	(42,079)
Class A:
Net Investment Income	(215)	(1,446)
Net Realized Gain	—	(6,682)
Class L:
Net Investment Income	(5)	(45)
Net Realized Gain	—	(303)
Class C:
Net Investment Income	(1)	(3)
Net Realized Gain	—	(21)
Class IS:
Net Investment Income	(788)	(3,742)
Net Realized Gain	—	(15,246)
Total Distributions	(2,762)	(80,323)
Capital Share Transactions:(1)
Class I:
Subscribed	28,084	89,531
Distributions Reinvested	1,695	52,022
Redeemed	(103,457)	(257,414)
Class A:
Subscribed	4,883	20,770
Distributions Reinvested	214	8,073
Redeemed	(16,222)	(37,132)
Class L:
Exchanged	—	4
Distributions Reinvested	5	346
Redeemed	(438)	(740)
Class C:
Subscribed	97	404
Distributions Reinvested	1	22
Redeemed	(50)	(72)
Class IS:
Subscribed	36,217	89,169
Distributions Reinvested	169	3,809
Redeemed	(18,302)	(30,860)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(67,104)	(62,068)
Total Decrease in Net Assets	(77,091)	(88,778)
Net Assets:
Beginning of Period	770,437	859,215
End of Period (Including Accumulated Undistributed Net Investment Income of $7,324 and $821)	$693,346	$770,437

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2017 (unaudited) (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,645	4,857
Shares Issued on Distributions Reinvested	99	2,935
Shares Redeemed	(6,055)	(14,086)
Net Decrease in Class I Shares Outstanding	(4,311)	(6,294)
Class A:
Shares Subscribed	293	1,161
Shares Issued on Distributions Reinvested	13	468
Shares Redeemed	(979)	(2,106)
Net Decrease in Class A Shares Outstanding	(673)	(477)
Class L:
Shares Exchanged	—	— @@
Shares Issued on Distributions Reinvested	1	20
Shares Redeemed	(27)	(42)
Net Decrease in Class L Shares Outstanding	(26)	(22)
Class C:
Shares Subscribed	6	23
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(3)	(4)
Net Increase in Class C Shares Outstanding	3	20
Class IS:
Shares Subscribed	2,109	4,903
Shares Issued on Distributions Reinvested	10	218
Shares Redeemed	(1,071)	(1,696)
Net Increase in Class IS Shares Outstanding	1,048	3,425

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.21		$17.86		$20.48		$16.55		$16.93		$14.99
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.22		0.31		0.32		0.36		0.27		0.24
Net Realized and Unrealized Gain (Loss)	(0.37)		0.91		0.10		4.66		0.14		2.19
Total from Investment Operations	(0.15)		1.22		0.42		5.02		0.41		2.43
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.38)		(0.26)		(0.35)		(0.20)		(0.20)
Net Realized Gain	—		(1.49)		(2.78)		(0.74)		(0.59)		(0.29)
Total Distributions	(0.07)		(1.87)		(3.04)		(1.09)		(0.79)		(0.49)
Net Asset Value, End of Period	$16.99		$17.21		$17.86		$20.48		$16.55		$16.93
Total Return (3)	(0.90	)%(6)	6.79%		2.27%		30.74%		2.45%		16.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$415,236		$494,967		$625,999		$948,311		$797,933		$826,420
Ratio of Expenses to Average Net Assets (8)	1.00	%(4)(7)	1.00	%(4)	0.98	%(4)	0.95	%(4)	1.01	%(4)	0.98	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%(4)(7)	N/A		0.98	%(4)	0.94	%(4)	1.00	%(4)	0.97	%(4)
Ratio of Net Investment Income to Average Net Assets (8)	2.56	%(4)(7)	1.73	%(4)	1.61	%(4)	1.90	%(4)	1.51	%(4)	2.45	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	23	%(6)	24%		24%		25%		24%		22%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01	%(7)	1.02%		N/A		N/A		1.03%		N/A
Net Investment Income to Average Net Assets	2.55	%(7)	1.71%		N/A		N/A		1.49%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$16.74		$17.42		$20.04		$16.21		$16.60		$14.70
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.18		0.24		0.28		0.29		0.23		0.19
Net Realized and Unrealized Gain (Loss)	(0.36)		0.89		0.08		4.56		0.12		2.16
Total from Investment Operations	(0.18)		1.13		0.42		4.85		0.35		2.35
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.32)		(0.20)		(0.28)		(0.15)		(0.16)
Net Realized Gain	—		(1.49)		(2.78)		(0.74)		(0.59)		(0.29)
Total Distributions	(0.05)		(1.81)		(2.98)		(1.02)		(0.74)		(0.45)
Net Asset Value, End of Period	$16.51		$16.74		$17.42		$20.04		$16.21		$16.60
Total Return (3)	(1.07	)%(7)	6.47%		2.01%		30.28%		2.14%		16.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,905		$76,082		$87,462		$107,441		$101,325		$92,240
Ratio of Expenses to Average Net Assets (9)	1.33	%(4)(8)	1.29	%(4)	1.28	%(4)	1.31	%(4)	1.28	%(4)(5)	1.23	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.33	%(4)(8)	N/A		1.28	%(4)	1.30	%(4)	1.27	%(4)(5)	1.22	%(4)
Ratio of Net Investment Income to Average Net Assets (9)	2.23	%(4)(8)	1.37	%(4)	1.43	%(4)	1.54	%(4)	1.35	%(4)	2.20	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	23	%(7)	24%		24%		25%		24%		22%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.30%		N/A		N/A		1.29%		N/A
Net Investment Income to Average Net Assets	N/A		1.36%		N/A		N/A		1.34%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Six Months Ended June 30, 2017		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$16.73		$17.41		$20.03		$16.20		$16.59		$14.69
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.14		0.15		0.21		0.20		0.13		0.10
Net Realized and Unrealized Gain (Loss)	(0.37)		0.89		0.04		4.56		0.13		2.16
Total from Investment Operations	(0.23)		1.04		0.25		4.76		0.26		2.26
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.23)		(0.09)		(0.19)		(0.06)		(0.07)
Net Realized Gain	—		(1.49)		(2.78)		(0.74)		(0.59)		(0.29)
Total Distributions	(0.03)		(1.72)		(2.87)		(0.93)		(0.65)		(0.36)
Net Asset Value, End of Period	$16.47		$16.73		$17.41		$20.03		$16.20		$16.59
Total Return (3)	(1.39	)%(7)	5.91%		1.44%		29.68%		1.62%		15.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,985		$3,471		$3,993		$4,919		$4,462		$4,975
Ratio of Expenses to Average Net Assets (9)	1.85	%(4)(8)	1.84	%(4)	1.82	%(4)	1.79	%(4)	1.78	%(4)(5)	1.73	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.85	%(4)(8)	N/A		1.81	%(4)	1.78	%(4)	1.77	%(4)(5)	1.72	%(4)
Ratio of Net Investment Income to Average Net Assets (9)	1.71	%(4)(8)	0.84	%(4)	1.08	%(4)	1.06	%(4)	0.73	%(4)	1.70	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	23	%(7)	24%		24%		25%		24%		22%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87	%(8)	1.84%		N/A		N/A		1.79%		N/A
Net Investment Income to Average Net Assets	1.69	%(8)	0.84%		N/A		N/A		0.72%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$16.67		$17.36		$19.73
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.13		0.13		0.18
Net Realized and Unrealized Gain (Loss)	(0.39)		0.87		0.31
Total from Investment Operations	(0.26)		1.00		0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.20)		(0.08)
Net Realized Gain	—		(1.49)		(2.78)
Total Distributions	(0.02)		(1.69)		(2.86)
Net Asset Value, End of Period	$16.39		$16.67		$17.36
Total Return (4)	(1.53	)%(7)	5.72%		2.70	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$467		$427		$91
Ratio of Expenses to Average Net Assets (9)	2.10	%(5)(8)	2.10	%(5)	2.10	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.10	%(5)(8)	N/A		2.10	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	1.53	%(5)(8)	0.73	%(5)	1.44	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	23	%(7)	24%		24%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.38	%(8)	3.13%		5.89	%(8)
Net Investment Income (Loss) to Average Net Assets	1.25	%(8)	(0.30)%		(2.35	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Six Months Ended June 30, 2017		Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.22		$17.86		$20.48		$16.55		$17.13
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.23		0.33		0.36		0.38		0.03
Net Realized and Unrealized Gain (Loss)	(0.39)		0.92		0.08		4.65		0.01
Total from Investment Operations	(0.16)		1.25		0.44		5.03		0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.40)		(0.28)		(0.36)		(0.11)
Net Realized Gain	—		(1.49)		(2.78)		(0.74)		(0.51)
Total Distributions	(0.07)		(1.89)		(3.06)		(1.10)		(0.62)
Net Asset Value, End of Period	$16.99		$17.22		$17.86		$20.48		$16.55
Total Return (4)	(0.93	)%(8)	6.96%		2.36%		30.82%		0.30	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$210,753		$195,490		$141,670		$12		$10
Ratio of Expenses to Average Net Assets (10)	0.91	%(5)(9)	0.89	%(5)	0.90	%(5)	0.89	%(5)	0.90	%(5)(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91	%(5)(9)	N/A		0.90	%(5)	0.88	%(5)	0.89	%(5)(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.69	%(5)(9)	1.79	%(5)	1.81	%(5)	1.96	%(5)	0.52	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	N/A
Portfolio Turnover Rate	23	%(8)	24%		24%		25%		24%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.90%		0.90%		20.21%		6.19	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		1.78%		1.81%		(17.36)%		(4.77	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good

16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered

17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$87,302	$—	$—	$87,302
Commercial Financing	6,292	—	—	6,292
Data Centers	19,391	—	—	19,391
Diversified	53,728	—	—	53,728
Free Standing	6,298	—	—	6,298
Health Care	58,901	—	—	58,901
Industrial	32,968	—	1,953	34,921
Lodging/Resorts	54,990	—	—	54,990
Manufactured Homes	2,782	—	—	2,782
Office	97,784	—	1,899	99,683
Regional Malls	150,119	—	—	150,119
Self Storage	49,733	—	—	49,733
Shopping Centers	47,399	—	—	47,399
Single Family Homes	10,153	—	—	10,153
Specialty	7,169	—	—	7,169
Total Common Stocks	685,009	—	3,852	688,861
Short-Term Investment
Investment Company	6,208	—	—	6,208
Total Assets	$691,217	$—	$3,852	$695,069

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$14,538
Purchases	—
Sales	(7,816)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(1,949)
Change in unrealized appreciation (depreciation)	(1,871)
Realized gains (losses)	950
Ending Balance	$3,852
Net change in unrealized appreciation from investments still held as of June 30, 2017	$(248)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017.

	Fair Value at June 30, 2017 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stock	$1,953	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance
Office
Common Stock	$1,899	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and BRCP REIT II, LP, the Fund has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of June 30, 2017, BRCP REIT II, LP has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund, LP, the Fund has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of June 30, 2017, Exeter Industrial Value Fund, LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the six months ended June 30, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.78% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2017, approximately $13,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $168,874,000 and $222,892,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2017, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2017 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2017 (000)
$5,194	$79,144	$78,130	$17	$6,208

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Notes to Financial Statements (unaudited) (cont'd)

in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$21,077	$59,246	$13,888	$121,343

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments on partnerships and differing treatments of gains (losses) related to REIT adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1,646)	$1,677	$(31)

At December 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$7,381

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At June 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 35.9%.

K. Accounting Pronouncement: In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements with reports ending on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impact of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee and total expense ratio were higher than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2017

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREASAN
1860531 EXP. 08.31.18

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Company’s principal executive officer and principal financial officer have concluded that the Company’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Company in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2017